As filed with the Securities and Exchange Commission on March 2, 2006

Registration Nos. 33-54126

811-07332

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 57	☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 61	☒

BARCLAYS GLOBAL INVESTORS FUNDS

(Exact Name of Registrant as Specified in Charter)

45 Fremont Street

San Francisco, CA 94105

(Address of Principal Executive Offices)

Registrant’s Telephone Number: 1-877-244-1544

c/o Investors Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

(Name and Address of Agent for Service)

With copies to:

Alexandra Poe

Wilmer Cutler Pickering Hale and Dorr LLP

399 Park Avenue

New York, NY 10022

and

Leonard A. Pierce

Wilmer Cutler Pickering Hale and Dorr LLP

60 State Street

Boston, MA 02109

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)

☐	on (date) pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(i)

☒	on May 1, 2006 pursuant to paragraph (a)(i) of Rule 485

☐	75 days after filing pursuant to paragraph (a)(ii)

☐	on (date) pursuant to paragraph (a)(ii) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

MAY 1, 2006

Bond Index Fund

S&P 500 Stock Fund

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission (“SEC”) nor has the SEC passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

BARCLAYS GLOBAL INVESTORS funds

3	Investment Objectives

4	Summary of Principal Investment Strategies

5	Summary of Principal Risk Factors

7	Investment Returns

9	Fees and Expenses

10	A Further Discussion of Principal Investment Strategies

11	A Further Discussion of Principal Risk Factors

14	Management of the Funds

16	Shareholder Information

22	Financial Highlights

Investment Objectives1

Bond Index Fund

The Fund seeks to provide investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Lehman Brothers Aggregate Bond Index2 (“Lehman Aggregate Bond Index”). The Fund’s investment objective may be changed by its Board of Trustees without shareholder approval.

S&P 500 Stock Fund3

The Fund seeks to approximate as closely as practicable, before fees and expenses, the capitalization-weighted total rate of return of the Standard & Poor’s 500 Stock Index (“S&P 500 Index”).

[1]	Each Fund invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective. All discussion of investment objectives, strategies and risks of a particular Fund refers also to the objectives, strategies and risks of its Master Portfolio, unless otherwise indicated. A detailed description of the relationship of the Funds to their Master Portfolios appears on page 19.
[2]	Lehman Brothers, Inc. does not sponsor, endorse, sell or promote the Bond Index Fund or the Bond Index Master Portfolio, nor is it affiliated in any way with Barclays Global Investors, N.A., Barclays Global Fund Advisors, the Bond Index Fund or its Master Portfolio. Lehman Brothers, Inc. makes no representation or warranty, expressed or implied, regarding the advisability of investing in the Bond Index Fund or its Master Portfolio.
[3]	Standard & Poor’s does not sponsor, endorse, sell or promote the S&P 500 Stock Fund or the S&P 500 Index Master Portfolio, nor is it affiliated in any way with Barclays Global Investors, N.A., Barclays Global Fund Advisors, the S&P 500 Stock Fund or its Master Portfolio. “Standard & Poor’s®,” “S&P®,” and “S&P 500®” are trademarks of McGraw-Hill, Inc., and have been licensed for use by the S&P 500 Stock Fund and its Master Portfolio. Standard & Poor’s makes no representation or warranty, expressed or implied, regarding the advisability of investing in the S&P 500 Stock Fund or its Master Portfolio.

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Summary of Principal Investment

Strategies

Bond Index Fund

The Fund pursues its investment objective by seeking to match the total return performance of the Lehman Aggregate Bond Index, which is composed of approximately 5,500 fixed income securities. The fixed income securities that comprise the Lehman Aggregate Bond Index include U.S. government securities and investment grade corporate bonds, as well as mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The Fund invests in a sample of these securities. Securities are selected for investment by the Fund in accordance with their relative proportion of the Lehman Aggregate Bond Index as well as based on credit quality, issuer sector, maturity structure, coupon rates and callability, among other factors.

S&P 500 Stock Fund

The Fund pursues its investment objective by seeking to replicate the total return performance of the S&P 500 Index, which is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange (“NYSE”). The stocks in the S&P 500 Index are weighted based on the float-adjusted total market capitalization of their outstanding shares. The percentage of the Fund’s assets invested in a given stock is approximately the same as the percentage such stock represents in the S&P 500 Index.

Bond Index Fund and S&P 500 Stock Fund

No attempt is made to manage the Funds using economic, financial and market analysis. Each Fund is managed by determining which securities are to be purchased or sold to reflect, to the extent feasible, the investment characteristics of its respective benchmark index. Under normal circumstances, at least 90% of the value of each Fund’s assets, plus the amount of any borrowing for investment purposes, is invested in investments comprising such Fund’s benchmark index, which, for the Bond Index Fund, are considered “bonds.” Barclays Global Fund Advisors (“BGFA”) considers investments that provide substantially similar exposure to securities in the Bond Index Fund’s benchmark index to be investments comprising such Fund’s benchmark index. Each Fund may also invest in high-quality money market instruments, including shares of money market funds advised by BGFA.

4	BARCLAYS GLOBAL INVESTORS FUNDS

Summary of Principal Risk Factors

As with any investment, your investment in the Funds could lose money or the Funds’ performance could trail that of other alternative investments.

Risks of Investing in the Bond Index Fund

The value of your investment in this Fund is based on the value of the bonds in which the Fund invests.

The value of bonds may fall because of a rise in interest rates.

The value of bonds may fall in response to economic events or trends.

The value of individual bonds may fall with the decline in an issuer’s real or apparent ability to meet its financial obligations.

An issuer of a bond may be unable to make interest payments or repay principal on time and the bond could lose all or some of its value, or pay less interest.

Borrowers may prepay their mortgages or loans faster than expected (which is commonly referred to as “prepayment risk”), thereby affecting the mortgage-backed or asset-backed security’s average life and potentially its yield.

Borrowers may extend the repayment of their mortgages or loans for longer periods than expected, thereby affecting the mortgage-backed or asset-backed security’s average life and potentially its yield.

BGFA makes no attempt to individually select securities because the Fund is managed by determining which securities are to be purchased or sold to maintain, to the extent feasible, a representative sample of securities in the Lehman Aggregate Bond Index. The performance of the securities that BGFA selects may not match the performance of the Lehman Aggregate Bond Index.

As with all mutual funds, the Fund must maintain cash balances to meet redemption requests, which may lower overall Fund performance.

Risks of Investing in the S&P 500 Stock Fund

The value of your investment in this Fund is based on the values of the stocks in which the Fund invests.

The values of stocks may fall in response to economic events or trends.

The values of individual stocks may fall with the decline in an issuer’s financial condition.

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BGFA makes no attempt to individually select securities because the Fund is managed by determining which securities are to be purchased or sold to replicate, to the extent feasible, the S&P 500 Index.

As with all mutual funds, the Fund must maintain cash balances to meet redemption requests, which may lower overall Fund performance.

An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest in the Funds

The Funds are designed for investors who desire a convenient way to invest either in bonds issued in the United States (the Bond Index Fund) or a broad spectrum of U.S. large-cap stocks (the S&P 500 Stock Fund). Although these markets have increased in value over the long-term, these markets fluctuate and they have also decreased in value over shorter time periods. This volatility is particularly characteristic of stocks.

The Funds do not by themselves constitute a balanced investment program. Diversifying your investments by buying shares in both Funds or in other funds may improve your long-term return as well as reduce volatility.

For additional information on risk, see “A Further Discussion of Principal Risk Factors” on page 11.

6	BARCLAYS GLOBAL INVESTORS FUNDS

Investment Returns

Total Returns

The bar charts and tables in this section provide some indication of the risks of investing in the Funds by showing the changes in their performance from year to year. The bar charts also show the return of each Fund for each full calendar year since the Fund’s inception. The average annual total return tables (before and after taxes) compare each Fund’s average annual total return to those of a corresponding index for various periods of time. How the Funds have performed in the past is not an indication of how the Funds will perform in the future.

Bond Index Fund

Year-By-Year Returns

The highest and lowest quarterly returns for the Bond Index Fund for the periods covered by the bar chart above are listed below:

Highest Quarterly Return:	Lowest Quarterly Return:

%	%

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2005)

	1 YEAR	5 YEARS	10 YEARS
Bond Index Fund
Return Before Taxes	%	%	%
Return After Taxes on Distributions	%	%	%
Return After Taxes on Distributions and Sale of Fund Shares	%	%	%
Lehman Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)%		%	%

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax

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situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts (“IRAs”). The Fund’s returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, the Fund’s returns after taxes on distributions and sale of Fund shares may exceed the Fund’s returns before taxes and/or returns after taxes on distributions.

S&P 500 Stock Fund

Year-By-Year Returns

The highest and lowest quarterly returns for the S&P 500 Stock Fund for the periods covered by the bar chart above are listed below:

Highest Quarterly Return:	Lowest Quarterly Return:

%	%

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2005)

	1 YEAR	5 YEARS	10 YEARS
S&P 500 Stock Fund
Return Before Taxes	%	%	%
Return After Taxes on Distributions	%	%	%
Return After Taxes on Distributions and Sale of Fund Shares	%	%	%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)%		%	%

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. The Fund’s returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, the Fund’s returns after taxes on distributions and sale of Fund shares may exceed the Fund’s returns before taxes and/or returns after taxes on distributions.

8	BARCLAYS GLOBAL INVESTORS FUNDS

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares in either the Bond Index Fund or the S&P 500 Stock Fund. This table does not reflect charges that may be imposed in connection with an account in which you hold the shares. A broker-dealer or financial institution maintaining the account in which you hold shares may charge a separate account, service or transaction fee on the purchase or sale of the Fund shares that would be in addition to the fees or expenses shown here.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

	Bond Index Fund	S&P 500 Stock Fund
Management Fees	0.08%	0.05%
Other Expenses	0.15%	0.15%
Total Annual Fund Operating Expenses*	0.23%	0.20%

*	Total annual Fund operating expenses in the above table and the following example reflect the expenses of both the Funds and the Master Portfolios in which they invest.

Example

The example below is intended to help you compare each Fund’s costs with those of other mutual funds. The example illustrates the costs you would have incurred on an initial $10,000 investment in each of the Funds over the time periods shown assuming the annual operating expenses shown above. It assumes your investment earns an annual return of 5% over the periods and that the Funds’ operating expenses remain the same.

The Funds do not charge a sales load or other fee upon redemption. This means that your expenses for each period would be the same whether or not you sell your shares at the end of a period. Your actual costs may be higher or lower than this hypothetical example.

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Bond Index Fund	$	$	$	$
S&P 500 Stock Fund	$	$	$	$

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A Further Discussion of Principal

Investment Strategies

Each Fund attempts to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before fees and expenses and the total return of the Fund’s benchmark index. Notwithstanding the factors described below, perfect (100%) correlation would be achieved if the total return of a Fund’s net assets increased or decreased exactly as the total return of the Fund’s benchmark index increased or decreased. A Fund’s ability to match its investment performance to the investment performance of its benchmark index may be affected by, among other things, the Fund’s expenses, the amount of cash and cash equivalents held by the Fund, the manner in which the total return of the Fund’s benchmark index is calculated; the size of the Fund’s investment portfolio; and the timing, frequency and size of shareholder purchases and redemptions.

The S&P Stock Fund seeks to replicate the total return performance of the S&P 500 Index by investing the Fund’s assets so that the percentage of Fund assets invested in a given stock is approximately the same as the percentage such stock represents in the S&P 500 Index. The sampling techniques utilized by the Bond Index Fund are designed to allow the Fund to substantially duplicate the investment performance of the Lehman Aggregate Bond Index. However, the Bond Index Fund is not expected to track the Lehman Aggregate Bond Index with the same degree of accuracy that complete replication of the index would provide. In addition, at times, the portfolio composition of each Fund may be altered (or “rebalanced”) to reflect changes in the characteristics of the index that each Fund tracks.

Each Fund also may engage in futures and options transactions and other derivative securities transactions and lend its portfolio securities, each of which involves risk. Each Fund may use futures contracts, options and other derivative transactions to manage its short-term liquidity and/or as substitutes for comparable market positions in the securities in its benchmark index.

Investing in Indexes

Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. One way an index fund seeks to match an index’s performance, before fees and expenses, is by buying and selling all of the index’s securities in the same proportion as they are reflected in the index. This is what the S&P 500 Stock Fund does.

Since over 5,500 securities are included in the Lehman Aggregate Bond Index, as a practical matter, it would be inefficient for the Bond Index Fund to hold each security included in the Index. The Fund can, however, substantially replicate the index’s profile by holding a representative sample of the 5,500 securities. It may, for example, hold U.S. government obligations and corporate bonds in a similar proportion to the index. And it can match such index features as:

■	Average time to maturity for both government and corporate securities;

■	Securities’ coupon rates, which are the interest rates securities pay based on their face values;

■	Economic sectors represented by securities;

■	Credit quality of securities; and

■	Whether or not securities are callable, which means the issuer has the right to repay principal and interest before maturity.

10	BARCLAYS GLOBAL INVESTORS FUNDS

A Further Discussion of Principal

Risk Factors

In addition to the principal risks of investing summarized under Summary of Principal Risk Factors, the Funds have the following risks.

Equity Securities. The equity investments of the S&P 500 Stock Fund are subject to equity market risk. Equity market risk is the possibility that common stock prices will fluctuate or decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. Different parts of the equity market and different types of equity securities, however, can fluctuate separately in response to issuer, political, market and economic developments.

Debt Securities. The debt instruments in which the Bond Index Fund invests are subject to credit and interest rate risks. Credit risk is the risk that issuers of the debt instruments in which the Fund invests may default on the payment of principal and/or interest. Interest rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Fund invests. The value of the debt instruments generally changes inversely to market interest rates. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments. The Fund’s exposure to interest-rate risk will increase to the extent the Fund’s assets are invested in long-term bonds, because the longer maturity of such securities means they are generally more sensitive to changes in market interest rates than short-term securities. Although some of the Fund’s portfolio securities are guaranteed by the U.S. government, its agencies or instrumentalities, such securities are subject to interest rate risk and the market value of those securities will fluctuate. Certain securities issued by U.S. government-sponsored entities, such as Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”), and the Federal Home Loan Banks (“FHLBs”), are not guaranteed by the U.S. government. Furthermore, no assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Mortgage Pass-Through Securities. The Bond Index Fund may invest in mortgage pass-through securities which are a category of pass-through securities backed by pools of mortgages and issued by the Government National Mortgage Association (“GNMA”), or by one of several U.S. government-sponsored enterprises, such as FNMA, or FHLMC, or the FHLBs. In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a “pool” consisting of multiple mortgage loans and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.

A significant portion of the Lehman Aggregate Bond Index (recently, about 33%) represents the U.S. agency mortgage pass-through segment of the U.S. investment grade bond market. Therefore, a substantial portion of the Bond Index Fund is invested to seek exposure to a representative sample of U.S. agency mortgage pass-through securities. The portion of the Lehman Aggregate Bond Index representing the mortgage pass-through segment of the U.S. investment grade bond market is comprised of multiple pools of mortgage pass-through securities.

An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the pool. The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors

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combine to make trading in mortgage pools somewhat cumbersome. The Bond Index Fund may obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of “to-be-announced” or “TBA transactions”. “TBA” refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities. The Bond Index Fund may use TBA transactions in several ways. It may regularly enter into TBA agreements and “roll over” such agreements prior to the stipulated settlement date. In addition, the Bond Index Fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Default by or bankruptcy of a counterparty to a TBA transaction would expose the Bond Index Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. The use of “TBA rolls” may cause the Bond Index Fund to experience higher portfolio turnover and to pay higher capital gain distributions, which may result in larger amounts of short-term capital gains allocable to interestholders.

Mortgage-Backed Securities. Mortgage-backed securities in which the Bond Index Fund may invest are subject to additional risks besides interest-rate risk and credit risk that are common to all types of bonds. Mortgage-backed securities are subject to prepayment risk and extension risk, either of which can reduce the rate of return on a portfolio. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest the money in mortgage-backed or other securities that have lower yields. Conversely, extension risk is the risk that borrowers extend the repayment of their mortgages longer than expected, which also may affect the investment’s average life and yield.

The Fund may obtain exposure to mortgage-backed securities through the use of TBA transactions, which involve a commitment to deliver mortgage-backed securities at a future date. In the event of default of bankruptcy of a counterparty to a TBA transaction, the Fund would be exposed to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage-backed securities specified in the TBA transaction.

Asset-Backed Securities. The risks of investments in asset-backed securities by the Bond Index Fund are ultimately dependent upon payment of the underlying loans by the individual borrowers (i.e., the backing asset). For example, the underlying loans are subject to prepayment and extension risks, which shorten or lengthen the weighted average life of asset-backed securities and may lower their return, in the same manner as described under “Mortgage-Backed Securities” risks above. Moreover, asset-backed securities typically do not have the benefit of the same direct security interest in the underlying collateral as do mortgage-backed securities. In addition, as purchasers of an asset-backed security, the Fund generally would have no recourse to the entity that originated the loans in the event of default by a borrower. If the credit enhancement of an asset-backed security held by the Fund has been exhausted, and, if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment.

Foreign Securities. Investing in the securities of issuers in any foreign country, including through American Depository Receipts and European Depository Receipts, involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or potentially confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political, social and monetary or diplomatic developments that could affect U.S. investments in foreign countries. Additionally,

12	BARCLAYS GLOBAL INVESTORS FUNDS

amounts realized on foreign securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with investments in foreign securities may include higher custodial fees than apply to domestic custodial arrangements. A Fund’s performance may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

Issuer-Specific Changes. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the value of an issuer’s securities.

Tracking Error Risk. Certain factors may affect BGFA’s ability to achieve close correlation with the index that each Fund tracks, such as Fund fees and expenses, rounding of prices and changes to an index and regulatory policies. Therefore, the return of a Fund may deviate from that of the index.

Other Investment Considerations. The Funds may enter into transactions in futures contracts and options on futures contracts, each of which involves risk. The futures contracts and options on futures contracts that the Funds may purchase may be considered derivatives. Derivatives are financial instruments whose values are derived, at least in part, from the prices of other securities or specified assets, indices or rates. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves, which may have an adverse impact on the Funds’ performance. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. In addition, the Funds may be required to pay additional collateral to a counterparty in a derivative transaction, which may also have an adverse impact on the Funds’ performance. In addition, in the event that the marked-to-market value of any over-the-counter derivative transaction(s) entered into by the Funds gives rise to negative exposure (that is, if the relevant derivative transaction(s) were to be terminated, the Funds would owe money to the counterparty), the Funds may be required to post collateral to its counterparty in order to reduce or eliminate that negative exposure, which may have an adverse impact on the Funds’ performance.

Concentration. Each Fund reserves the right to concentrate its investments (i.e., invest 25% or more of its total assets in securities of issuers in a particular industry) to approximately the same extent that its benchmark index concentrates in a particular industry. To the extent a Fund concentrates in a particular industry, it may be more susceptible to economic conditions and risks affecting that industry.

For a description of the Funds’ policies and procedures with respect to disclosure of the Funds’ corresponding Master Portfolios’ portfolio holdings and a further discussion of the Funds’ investments and risks, please refer to the Funds’ combined Statement of Additional Information (“SAI”). The SAI is incorporated by reference in this Prospectus and is available free of charge by calling 1 877 BGI 1544 (1 877 244 1544).

13

Management of the Funds

Investment Adviser

Each Fund is a feeder fund that invests all of its assets in a corresponding Master Portfolio with substantially identical investment objectives, strategies and policies. Accordingly, each Fund does not have its own investment adviser. BGFA, a registered investment adviser, serves as investment adviser for each Master Portfolio. For its services to the Master Portfolios, BGFA is entitled to receive advisory fees at the following annual rates, which are percentages of the applicable Master Portfolio’s average daily net assets.

FUND	ANNUAL INVESTMENT ADVISORY FEE RATE
Bond Index Fund	0.08%
S&P 500 Stock Fund	0.05%

BGFA is located at 45 Fremont Street, San Francisco, California 94105. It is a wholly-owned subsidiary of Barclays Global Investors, N.A. (“BGI”), which in turn is a majority-owned subsidiary of Barclays Bank PLC. BGI, including its affiliates, is one of the world’s largest managers of institutional investment assets. As of December 31, 2005, BGI and its affiliates, including BGFA, provided investment advisory services for over $1.5 trillion in assets. BGI, BGFA, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Funds’ corresponding Master Portfolios invest.

A discussion regarding the basis for the Master Portfolio’s Board of Trustees’ approval of the investment advisory agreement with BGFA is available in each Fund’s semi-annual report for the 6-month period ended June 30.

Portfolio Managers

Bond Index Fund

Michael Fong and Lee Sterne (the “Bond Index Portfolio Managers”) are primarily responsible for the day-to-day management of the Bond Index Master Portfolio. Each Bond Index Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of their portfolio management team with more limited responsibilities, but each Bond Index Portfolio Manager has appropriate limitations on their authority for risk management and compliance purposes.

Mr. Fong is an employee of BGFA and BGI and, together with the other Bond Index Portfolio Manager, has been primarily responsible for the day-to-day management of the Bond Index Master Portfolio since January 2003. Prior to becoming a Bond Index Portfolio Manager, Mr. Fong worked as a strategist in U.S. Active Fixed Income at BGI from 1998 to 2002.

Mr. Sterne is an employee of BGFA and BGI and has been one of the Bond Index portfolio managers primarily responsible for the day-to-day management of the Bond Index Master Portfolio since August 1996.

14	BARCLAYS GLOBAL INVESTORS FUNDS

S&P 500 Stock Fund

Ed Corallo and Patrick O’Connor (the “S&P 500 Stock Portfolio Managers”) are primarily responsible for the day-to-day management of the S&P 500 Index Master Portfolio. Each S&P 500 Stock Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of their portfolio management team with more limited responsibilities, but each S&P 500 Stock Portfolio Manager has appropriate limitations on their authority for risk management and compliance purposes.

Mr. Corallo is an employee of BGFA and BGI and, together with the other S&P 500 Stock Portfolio Manager, has been primarily responsible for the day-to-day management of the S&P 500 Index Master Portfolio since April 1999.

Mr. O’Connor is an employee of BGFA and BGI and, together with the other S&P 500 Stock Portfolio Manager, has been primarily responsible for the day-to-day management of the S&P 500 Index Master Portfolio since September 1999.

The Funds’ SAI provides additional information about the Bond Index Portfolio Managers’ and the S&P 500 Stock Portfolio Managers’ compensation, other accounts they manage and their ownership of shares in the Funds for which they are portfolio managers.

Administrative Services

BGI provides the following services, among others, as the Funds’ administrator:

■	Management of the Funds’ non-investment operations;

■	Preparation of reports for the Funds’ Board of Trustees;

■	Preparation of required filings with the SEC and state securities commissions;

■	Preparation of proxy statements and shareholder reports; and

■	Engaging and supervising certain intermediaries (“Shareholder Servicing Agents”) that service certain Fund accounts.

BGI is entitled to receive fees for these services, among others, at the annual rate of 0.15% of each of the applicable Fund’s average daily net assets. In return for this fee, BGI has agreed to absorb all expenses for each Fund and Master Portfolio other than the investment advisory fee, extraordinary expenses, brokerage and other expenses connected to the execution of portfolio transactions and certain other expenses which are borne directly by each Fund.

The Shareholder Servicing Agents service individual and omnibus Fund accounts. In addition to serving as an agent of the Fund for purposes of accepting orders for purchases and redemptions of Fund shares, Shareholder Servicing Agents may provide administrative support and account services such as processing purchases and redemptions of shares on behalf of individual and omnibus Fund accounts, answering shareholder inquiries, keeping records, transmitting reports and communications from the Funds, and providing reports on the status of individual and ominibus accounts. Out of the fees BGI receives from the Fund for providing administrative services, BGI pays shareholder servicing fees to certain Shareholder Servicing Agents in amounts not exceeding maximum fee rates approved by the Funds’ Board of Trustees, for those shareholder servicing, sub-administration, recordkeeping, sub-transfer agency and processing services that the Shareholder Servicing Agents perform for their clients that would otherwise be performed by BGI. In addition, BGFA and/or BGI may pay significant additional amounts from their own resources to Shareholder Servicing Agents for those services.

From time to time, BGFA, BGI and/or the Funds’ distributor may also pay significant additional amounts from their own resources to other intermediaries that perform services in connection with the sale of Fund shares.

15

Shareholder Information

Who is Eligible to Invest

To be eligible to purchase Fund shares, you must:

■	Invest through an employer-sponsored or individual retirement savings plan;

■	Invest the proceeds rolled over from such plan into an IRA;

■	Maintain an account with Investors Bank & Trust Co. (“IBT”), which is the Funds’ custodian, transfer agent and dividend disbursing agent, or one of the Funds’ Shareholder Servicing Agents; or

■	Initially invest a minimum of $1 million directly through IBT (in certain situations this minimum initial investment may be reduced or waived; please contact your Shareholder Servicing Agent or IBT for more information).

In order to invest, a completed account application form must be submitted to and processed by your Shareholder Servicing Agent or IBT and an account number assigned. You may be asked to provide information to verify your identity when opening an account. Your Shareholder Servicing Agent may charge you a fee and may offer additional account services. Additionally, your Shareholder Servicing Agent may have procedures for placing orders for Fund shares that differ from those of the Funds, such as different investment minimums and earlier trading deadlines. Please contact your Shareholder Servicing Agent directly for more information and details.

How to Buy Shares

■	Plan Participant. Invest through payroll deductions or make a direct contribution by rolling over an amount from another 401(k) Plan or from a rollover IRA (make arrangements through your employer). If you are investing through a Shareholder Servicing Agent, your Shareholder Servicing Agent is responsible for properly transmitting your purchase order to IBT and may impose an earlier deadline than the Funds as described below.

■	Tax-Deferred Investor. Invest through a Shareholder Servicing Agent as provided in your benefit plan documents. Your Shareholder Servicing Agent is responsible for properly transmitting your purchase order to IBT and may impose an earlier deadline than the Funds as described below.

■	Qualified Buyer. Invest through an account set up with your Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your purchase to IBT and may impose an earlier deadline than the Funds as described below.

■	Direct Buyer. See “Special Instructions for Direct Buyers” on page 17.

You may buy Fund shares without paying a sales charge. Your purchase order must be received in proper form, as determined by IBT or an intermediary pursuant to an appropriate agreement, by the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) on any day the Funds are open (a “Business Day”) to purchase shares at that day’s net asset value per share (“NAV”). Orders received after the close of regular trading on the NYSE will be executed on the next Business Day. The Funds are generally open Monday through Friday and are closed on weekends and NYSE holidays.

16	BARCLAYS GLOBAL INVESTORS FUNDS

Each Fund reserves the right to suspend or discontinue the offer and sale of its shares and to reject or cancel any purchase order for any reason.

Purchases generally must be made in U.S. dollars. You may be charged for any costs incurred in connection with a purchase order that has been placed but for which the Fund has not received full payment.

How to Sell Shares

■	Plan Participant. Contact your Plan Sponsor or Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your sale order to IBT.

■	Tax-Deferred Investor. Contact your Plan Sponsor or Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your sale order to IBT.

■	Qualified Buyer. Contact your Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your sale order to IBT.

■	Direct Buyer. See “Special Instructions for Direct Buyers” below.

You may sell Fund shares without paying a sales charge. Your order to sell shares must be received in proper form, as determined by IBT or an intermediary pursuant to an appropriate agreement, by the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) on any Business Day to sell shares at that day’s NAV. Orders received after the close of regular trading on the NYSE will be executed on the next Business Day.

The Funds generally remit the proceeds from a sale the next Business Day after receiving a properly executed order to sell and no longer than seven business days after the sale. Each Fund reserves the right to suspend your right of redemption and to delay delivery of your redemption proceeds up to seven days, as permitted under applicable law. Each Fund further reserves the right to automatically redeem your shares and close your account for any reason, and send you the proceeds, which would reflect the NAV on the day the Fund automatically redeems your shares. For example, a Fund may automatically redeem your shares to reimburse the Fund for any losses sustained by reason of your failure to make full payment for shares purchased or to collect any charge relating to a transaction effected for your benefit that is applicable to the Fund’s shares as provided from time to time in this Prospectus.

In addition, each Fund reserves the right to send your redemption proceeds in the form of securities from its Master Portfolio. For further information, please refer to the Funds’ SAI or contact IBT at 1 888 204 3956.

Upon redemption, the identity of the holder of the account to which the proceeds are being sent may need to be verified.

Special Instructions for Direct Buyers

A direct buyer who has established an account with a Fund can add to or redeem from that Fund account by wire instructions, by phone or through the mail.

■	To invest by wire, check that option on your account application when you open your account. If you already have an account, call 1 888 204 3956 to receive a bank-wire application.

17

You should instruct your bank to wire funds as follows:

Investors Bank & Trust Co.

ABA # 011001438

Attn: Transfer Agent

Account # DDA 555555535

For Further Credit to: Barclays Global Investors Funds

Shareholder Account Name:

Shareholder Account Number:

Fund Number:

1062 (Bond Index Fund)

1072 (S&P 500 Stock Fund)

■	To invest by mail, make your check payable to the Fund of your choice and mail to Investors Bank & Trust Company, P.O. Box 642, Boston, MA 02117-0642. Please include the Fund’s number and your account number on your check. You will find them on your monthly statements.

■	To redeem shares by phone, call 1 888 204 3956 any Business Day between 8:30 a.m. and 5:00 p.m. Eastern Time. IBT will employ procedures designed to confirm that your order is valid. These may include asking for identifying information and recording the call. Neither IBT nor the Funds may be held liable for acting on telephone instructions IBT reasonably believes to be valid. IBT will wire proceeds directly to your designated bank account.*

■	To redeem shares by mail, indicate the dollar amount you wish to receive or the number of shares you wish to sell in your order to sell. Include your Fund, account and taxpayer identification numbers. All account signatories must sign the order.

■	Direct buyers can ask IBT to wire proceeds directly to their designated bank account.**

■	When a direct buyer purchases Fund shares and then quickly sells, the Fund may delay the payment of proceeds up to ten days to ensure that purchase checks have cleared.

Calculating the Funds’ Share Price

Each Fund’s share price (also known as a Fund’s NAV) is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent. Each Fund’s NAV is calculated at the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) on any Business Day. If the NYSE closes early, the time for calculating each Fund’s NAV and the deadline for share transactions will be accelerated to the earlier closing time. The NAV of each Fund is calculated based on the net asset value of the Master Portfolio in which the Fund invests. The Funds’ SAI includes a description of the methods for valuing the Master Portfolios’ investments, including a description of the circumstances in which the Master Portfolios’ investments would be valued using fair value pricing and the effects of using fair value pricing.

The price at which a purchase or redemption order for a Fund’s shares is processed based on the next calculation of that Fund’s NAV after the order is received in proper form, as determined by IBT or an intermediary pursuant to an appropriate agreement.

*	If you wish to change your bank wire instructions, you must make your request in writing and include a signature guarantee (or, in the case of corporations or entities, other evidence of authenticity prescribed by IBT) to help prevent fraud. You can obtain a signature guarantee from most banks and securities dealers. A signature guarantee is not a notarized signature.
**	If you direct the sales proceeds to someone other than your account’s owner of record, to an address other than your account’s address of record or to a bank not designated previously, you must make your request in writing and include a signature guarantee to help prevent fraud. You can obtain a signature guarantee from most banks and securities dealers. A signature guarantee is not a notarized signature.

18	BARCLAYS GLOBAL INVESTORS FUNDS

Fund Distributions

The S&P 500 Stock Fund makes distributions of its net investment income to investors every quarter. The Bond Index Fund makes distributions of its net investment income to shareholders every month. Each Fund distributes its realized net capital gains, if any, to shareholders at least annually. Distributions payable to you by a Fund will be automatically reinvested in additional shares of that Fund, unless you elected payment in cash.

Frequent Trading in Fund Shares

Frequent purchases and redemptions of mutual fund shares (“frequent trading”) may have a detrimental effect on the funds and their shareholders. Depending on various factors, such as the size of a fund’s portfolio and the amount of assets maintained in cash, frequent trading may harm the performance of the fund by interfering with the implementation of its investment strategies and/or increasing transaction costs and taxes, and/or may dilute the value of fund shares held by long-term investors. Frequent trading may include activity that appears to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a fund’s portfolio securities after the close of the primary markets for those portfolio securities and the reflection of that change in the fund’s net asset value (“market timing”).

Each Fund may invest only in interests of its respective Master Portfolio, and the Boards of Trustees of the Master Portfolios and the Funds have each considered the issues of frequent trading and market timing. The Bond Index Master Portfolio’s Board of Trustees has adopted a policy pursuant to which BGI monitors for possible market timing activity in the Bond Index Master Portfolio. Due to the complexity and subjectivity involved in identifying market timing activity, there can be no assurance that BGI will identify all trades and trading practices that are market timing activity. BGI, however, monitors aggregate trades and seeks to work with intermediaries to address potential market timing activity that has a significant effect on the performance of the Bond Index Master Portfolio, and restrict or eliminate such activity where possible. The Bond Index Master Portfolio’s Board of Trustees has not adopted a policy of monitoring for other forms of frequent trading because daily flows into and out of the Bond Index Master Portfolio are aggregated, and the process of aggregation is expected to reduce the potential for frequent trading to disrupt the implementation of the Bond Index Master Portfolio’s investment strategies.

The S&P 500 Index Master Portfolio’s Board of Trustees has adopted a policy of not monitoring for possible market timing activity because the S&P 500 Index Master Portfolio invests primarily in equity securities that are valued as of the same time that the net asset value of the S&P 500 Index Master Portfolio is calculated (generally 4:00 p.m. Eastern Time), which eliminates the potential arbitrage opportunity presented by a lag between a change in the value of the S&P 500 Index Master Portfolio’s holdings and the reflection of that change in the S&P 500 Index Master Portfolio’s net asset values. The S&P 500 Index Master Portfolio’s Board of Trustees has not adopted a policy of monitoring for other forms of frequent trading because daily flows into and out of the S&P 500 Index Master Portfolio are aggregated, and the process of aggregation is expected to reduce the potential for frequent trading to disrupt the implementation of the S&P 500 Index Master Portfolio’s investment strategies. The Funds’ Board of Trustees has not adopted a policy of monitoring for market timing or other frequent trading activity in the Funds in light of the nature of the Funds’ investment in Master Portfolios, the policies of the Master Portfolios, as described in the preceding paragraphs, and the historical nature of flows into and out of the Funds.

BGI’s ability to monitor trades that are placed by participants in plans that are shareholders in the Funds or other shareholders in the Funds that are trading through omnibus accounts maintained by intermediaries has been severely limited because BGI has not been receiving transaction information showing individual investment decisions. Effective October 16, 2006, upon request by the Funds, intermediaries will be required to provide certain transaction information that may enable the Funds to identify trading activity that is potentially harmful to the Funds. The Funds may, but do not have the obligation to, respond to any potentially harmful trading activity that is

19

identified. In the event any potentially harmful trading activity is identified, responses may include the imposition of trading restrictions, the rejection of purchases, or such other steps the Fund determines are appropriate. Intermediaries’ ability to impose restrictions on the trading practices of their clients may, however, be affected by legal or technological limitations.

Taxes

The following discussion regarding federal income taxes is based upon laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting Fund shareholders. This discussion is not intended as a substitute for careful tax planning. Please see the SAI for additional federal income tax information.

As with all mutual funds, you generally will be required to pay taxes on your distributions from your Fund’s net investment income and net realized capital gains. Distributions from a Fund normally will be taxable to you when paid, whether you choose to receive them in cash or automatically reinvest them in additional Fund shares. The amount of taxes you owe will vary from year to year, based upon your tax rate and the amount and character of the Funds’ distributions to you. Normally, distributions are taxable to you when paid. However, when distributions are declared in the last three months of a year and paid in January of the next year, they are taxable as if paid on December 31 of the prior year.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced tax rate if attributable to the Fund’s sales and exchanges after May 5, 2003. Also, if you’re an individual, your distributions attributable to the Fund’s qualified dividend income generally can be treated by you as qualified dividend income, taxed to you at a maximum 15% rate of tax, as long as certain holding period requirements are met, including by you for your Fund shares. Qualified dividend income is, in general, dividend income received from certain U.S. and foreign corporations. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

Distributions usually create the following tax liability:

TRANSACTION	TAX STATUS
Qualified dividend income distribution	Qualified dividend income
Other income distribution	Ordinary income
Short-term capital gain distribution	Ordinary income
Long-term capital gain distribution	Long-term capital gain

A portion of distributions paid to corporate shareholders of the S&P 500 Stock Fund may qualify for the dividends-received deduction available to corporations.

In addition, if you sell or exchange your Fund shares you generally will have a taxable capital gain or loss, depending on what you paid for your shares and what you receive for them (or are treated as receiving in the case of exchanges). In certain circumstances, a loss on the sale or exchange may be disallowed.

20	BARCLAYS GLOBAL INVESTORS FUNDS

TRANSACTION	TAX STATUS
You sell shares owned for more than one year	Long-term capital gain or loss
You sell shares owned for one year or less	Short-term capital gain or loss

If you buy Fund shares shortly before it makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds appreciated securities, you will, in effect, receive part of your purchase back in a taxable distribution if and when the Fund sells the appreciated securities and distributed the realized gain. Each Fund has built up, or has the potential to build up, high levels of unrealized appreciation in its investments.

Following the end of each year, the Funds will send you a notice that tells you how much you’ve received in distributions during the year and their federal tax status. You could also be subject to foreign, state and local taxes on such distributions.

In certain circumstances, you may be subject to backup withholding taxes.

Tax considerations for tax-exempt or foreign investors or those holding fund shares through a tax-deferred account, such as a 401(k) Plan or IRA, will be different. Because each investor’s tax circumstances are unique and because tax laws are subject to change, you should consult your tax advisor about your investment.

Master/Feeder Mutual Fund Structure

The Funds do not have their own investment adviser. Instead, each Fund invests all of its assets in a corresponding Master Portfolio, that has substantially identical investment objectives, strategies and policies as the Fund. BGFA serves as investment adviser to each Master Portfolio. The Master Portfolios may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolios and, therefore, the Funds.

Feeder Fund Expenses. Feeder funds, including the Funds, bear their corresponding Master Portfolio’s expenses in proportion to the amount of assets each invests in the Master Portfolio. Each feeder fund can set its own transaction minimums, fund-specific expenses and conditions.

Feeder Fund Rights. Under the master/feeder structure, the Funds’ Board of Trustees retains the right to withdraw a Fund’s assets from its corresponding Master Portfolio if it believes doing so is in the Fund’s shareholders’ best interests. If the Board of Trustees decides to withdraw a Fund’s assets, it would then consider whether the Fund should hire its own investment adviser, invest in another master portfolio or take other action.

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Financial Highlights

The financial tables are intended to help investors understand the financial performance of the Bond Index Fund’s and S&P 500 Stock Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned (or lost) on an investment in the Funds, assuming reinvestment of all dividends and distributions. The information has been audited by [            ], whose report, along with the Funds’ financial statements, is included in the Funds’ annual report. You may obtain copies of the annual report a no cost by calling 1 877 BGI 1544 (1 877 244 1544), toll-free, Monday through Friday, 8:30 a.m. to 6:30 p.m. Eastern Time

[To be updated by amendment.]

Bond Index Fund

Financial Highlights

(For a share outstanding throughout the period)

S&P 500 Stock Fund

Financial Highlights

(For a share outstanding throughout the period)

22	BARCLAYS GLOBAL INVESTORS FUNDS

For more detailed information on the Funds, request a copy of the Funds’ Annual and Semi-Annual reports to shareholders and their combined SAI. The Annual and Semi-Annual reports discuss Fund investments over the last fiscal year. They also review the market conditions and investment strategies that materially affected Fund performance. The SAI provides detailed information on the Funds. It is incorporated by reference into this Prospectus. If you have any questions about the Funds, or wish to obtain the Annual and Semi-annual reports and SAI free of charge, please call the Funds’ toll-free number: 1 877 BGI 1544 (1 877 244 1544) or e-mail the Funds at BGIFUNDS@seic.com.

The SAI, dated May 1, 2006, has been electronically filed with the SEC. You may write Barclays Global Investors Funds: c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, PA 19456. You can also obtain this information through the inter-net on the SEC’s Website: http://www.sec.gov. Copies of these documents may be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section. Address your request to: Public Reference Section of the SEC, Washington D.C. 20549-0102.

You can also review and copy the documents at the SEC’s Public Reference Room in Washington, D.C.

Call the SEC at 1 202 942 8090 for further details.

Investment Company Act File No.: 811-07332

BARCLAYS GLOBAL INVESTORS FUNDS

STATEMENT OF ADDITIONAL INFORMATION

BOND INDEX FUND

S&P 500 STOCK FUND

Dated May 1, 2006

Barclays Global Investors Funds (the “Trust”) is an open-end, series investment management company. This combined Statement of Additional Information (“SAI”) contains information about two funds of the Trust – the Bond Index Fund and S&P 500 Stock Fund (each, a “Fund” and collectively, the “Funds”).

Each of the Bond Index and S&P 500 Stock Funds invests substantially all of its assets in the Bond Index and S&P 500 Index Master Portfolios (each, a “Master Portfolio” and collectively, the “Master Portfolios”), respectively, of Master Investment Portfolio (“MIP”) that have substantially similar investment objectives as the corresponding Fund. MIP is an open-end, series investment management company. Barclays Global Fund Advisors (“BGFA”or “Investment Adviser”) serves as investment adviser to the corresponding Master Portfolio of each Fund. References to the investments, investment policies and risks of the Funds unless otherwise indicated, should be understood as references to the investments, investment policies and risks of the corresponding Master Portfolios.

This SAI is not a prospectus and should be read in conjunction with the Funds’ current Prospectus, also dated May 1, 2006. All terms used in this SAI that are defined in the Prospectus will have the meanings assigned in the Prospectus. The audited financial statements for the Funds, which include the schedule of investments and independent auditors’ report for the fiscal year ended December 31, 2005, are hereby incorporated by reference to the Funds’ Annual Report. The Prospectus and copies of the Annual Report may be obtained without charge by writing Barclays Global Investors Funds, c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456 or by calling 1 877 BGI 1544 (1 877 244 1544) or e-mailing the Funds at BGIFUNDS@seic.com.

2

HISTORY OF THE TRUST

The Trust is an open-end, series investment management company organized on December 4, 2001 as a statutory trust under the laws of the State of Delaware. On August 21, 2001, the Board of Directors of Barclays Global Investors Funds, Inc. (the “Company”) approved a proposal to redomicile the Company from a Maryland corporation to a Delaware business trust (the “Redomiciling”). The Redomiciling was approved by shareholders of the Company on November 16, 2001. The Trust was established with multiple series, including the Funds, corresponding to and having identical designations as the Company’s series. The Redomiciling was effected on January 11, 2002, at which time the Trust assumed the operations of the Company and adopted the Company’s registration statement. Shortly thereafter, the Company was dissolved.

The Trust consists of multiple series, including the Bond Index and S&P 500 Stock Funds. The Trust’s principal office is located at 45 Fremont Street, San Francisco, CA 94105. Each Fund invests all of its assets in the corresponding Master Portfolio of MIP (as shown below), which has the same or substantially the same investment objective as the related Fund.

Fund	Corresponding Master Portfolio
Bond Index Fund	Bond Index Master Portfolio
S&P 500 Stock Fund	S&P 500 Index Master Portfolio

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

Investment Objectives and Policies.

Each Fund and Master Portfolio has adopted an investment objective and investment policies that may be fundamental or non-fundamental. Fundamental policies cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the outstanding voting securities of such Fund or Master Portfolio, as the case may be. Non-fundamental policies may be changed without shareholder approval by vote of a majority of the Trustees of the Trust or MIP, as the case may be, at any time.

Each Fund’s investment objective is set forth in its Prospectus. The investment objective of the S&P 500 Stock Fund is fundamental, which means it cannot be changed without shareholder approval. The investment objective of the Bond Fund is non-fundamental, which means it can be changed by the Trust’s Board of Trustees without shareholder approval. The investment objective and investment policies of each Fund determine the types of portfolio securities in which each Fund invests, the degree of risk to which the Fund is subject and, ultimately, the Fund’s performance. There can be no assurance that the investment objective of each Fund will be achieved.

Fundamental Investment Restrictions.

The Funds are subject to the following investment restrictions, all of which are fundamental policies.

Each Fund may not:

(1) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund’s investments in that industry would equal or exceed 25% of the current value of the Fund’s total assets, provided that this restriction does not limit the Fund’s: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. Government securities, and provided further that the Fund reserves the right to concentrate in any industry in which the index that the Fund tracks becomes concentrated to approximately the same degree during the same period.

(2) Purchase the securities of any single issuer if, as a result, with respect to 75% of the Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Fund’s cash or cash items, investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies.

(3) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

3

(4) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

(5) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund’s investment program may be deemed to be an underwriting; and provided further, that the purchase by the Fund of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute an underwriting for purposes of this paragraph.

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

(7) Purchase or sell commodities, provided that: (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

(8) Purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with options, futures and options on futures) or make short sales of securities.

With respect to paragraph 3, the 1940 Act currently allows a Fund to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph 4, the 1940 Act and regulatory interpretations currently limit the percentage of a Fund’s securities that may be loaned to one-third of the value of its total assets.

Non-Fundamental Investment Restrictions.

The Funds have adopted the following investment restrictions as non-fundamental policies. These restrictions may be changed without shareholder approval of a majority of the Trustees of the Funds, at any time. The Funds are subject to the following investment restrictions, all of which are non-fundamental policies.

Non-Fundamental Restrictions of the Funds:

(1) The Funds may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that the Fund, if it has knowledge that its beneficial interests are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act, will not acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.

(2) Each Fund may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days.

(3) Each Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of a Fund’s total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year.

(4) Each Fund may not purchase interests, leases, or limited partnerships interests in oil, gas, or other mineral exploration or development programs.

(5) Each Fund may not write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that a Fund may enter into futures and options contracts in accordance with their respective investment policies.

(6) Each Fund will provide shareholders with at least 60 days’ notice of any change to the Fund’s non-fundamental policy to invest at least 90% of the value of the Fund’s net assets, plus the amount of any borrowing for investment purposes,

4

in securities comprising the index that the Fund tracks. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

Notwithstanding any other investment policy or restriction (whether or not fundamental), each Fund may invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the Fund. A decision to so invest all of its assets may, depending on the circumstances applicable at the time, require approval of shareholders.

The Master Portfolios’ Fundamental Investment Restrictions.

The Master Portfolios are subject to the following investment restrictions, all of which are fundamental policies.

Each Master Portfolio may not:

(1) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Master Portfolio’s investments in that industry would equal or exceed 25% of the current value of the Master Portfolio’s total assets, provided that this restriction does not limit a Master Portfolio’s: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. Government securities, and provided further that the Master Portfolios reserve the right to concentrate in any industry in which the index that each respective Master Portfolio tracks becomes concentrated to approximately the same degree during the same period.

(2) Purchase the securities of any single issuer if, as a result, with respect to 75% of a Master Portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Master Portfolio’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Master Portfolio’s cash or cash items, investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies.

(3) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

(4) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

(5) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Master Portfolio’s investment program may be deemed to be an underwriting; and provided further, that the purchase by the Master Portfolios of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Master Portfolios shall not constitute an underwriting for purposes of this paragraph.

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Master Portfolios from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

(7) Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

(8) Purchase securities on margin, but each Master Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes.

With respect to paragraph 3, the 1940 Act currently allows a Master Portfolio to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph 4, the 1940 Act and regulatory interpretations currently limit the percentage of a Master Portfolio’s securities that may be loaned to one-third of the value of its total assets.

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Non-Fundamental Restrictions of the Master Portfolios:

(1) Each Master Portfolio may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that the Master Portfolio, if it has knowledge that its beneficial interests are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act, will not acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Other investment companies in which the Master Portfolios invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Master Portfolio.

(2) Each Master Portfolio may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

(3) Each Master Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of a Master Portfolio’s total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Master Portfolios will not enter into any portfolio security lending arrangement having a duration of longer than one year.

(4) Each Master Portfolio may not purchase interests, leases, or limited partnerships interests in oil, gas, or other mineral exploration or development programs.

(5) Each Master Portfolio will provide interestholders with at least 60 days’ notice of any change to the Master Portfolio’s non-fundamental policy to invest at least 90% of the value of the Master Portfolio’s net assets, plus the amount of any borrowing for investment purposes, in securities comprising the index that the Master Portfolio tracks. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

PORTFOLIO SECURITIES

Each Fund’s corresponding Master Portfolio may invest in the securities described below. To avoid the need to refer to both the Funds and the Master Portfolios in every instance, references in the following sections to the Funds generally include the Funds and the Master Portfolios.

Bonds.

The Bond Index Fund invests a substantial portion of its assets in U.S. registered, dollar-denominated bonds. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their

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adjustable interest rates, the value of “floating-rate” or “variable-rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. See Floating and Variable Rate Obligations below. The Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

Equity Securities.

Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally; particular industries, sectors or geographic regions represented in those markets; or individual issuers. The types of developments that may affect an issuer of an equity security include management performance, financial leverage and reduced demand for the issuer’s goods or services. Common and preferred stock represent equity or ownership interests in an issuer. Preferred stock, however, pays dividends at a specified rate and has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Asset-Backed Securities and Commercial Mortgage-Backed Securities.

The Bond Index Fund may invest in asset-backed and commercial mortgage-backed securities. Asset-backed securities are securities backed by installment contracts, credit-card receivables or other assets. Commercial mortgage-backed securities are securities backed by commercial real estate properties. Both asset-backed and commercial mortgage-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments are, in effect, “passed through” to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be less than the original maturity of the assets underlying the securities. For this and other reasons, an asset-backed and commercial mortgage-backed security’s stated maturity may be shortened, and the security’s total return may be difficult to predict precisely.

Borrowing.

Each Fund may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage (i.e., risk of gain or loss disproportionately higher than the amount invested) have characteristics similar to borrowings, but are not considered borrowings if a Fund maintains a segregated account.

Floating- and Variable-Rate Obligations.

Each Fund may purchase floating- and variable-rate obligations. The Funds may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

These obligations are direct lending arrangements between the lender and borrower. There may not be an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and

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the Funds may invest in obligations that are not so rated only if BGFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Funds may invest. BGFA considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in each Fund’s portfolio.

Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions.

Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although a Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by BGFA.

Futures Contracts and Options Transactions.

Each Fund may enter into futures contracts and may purchase and write (i.e. sell) options thereon. A futures contract is an agreement between two parties, a buyer and a seller, to exchange a particular commodity or financial instrument at a specific price on a specific date in the future. An option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Options on futures contracts are similar to options on securities or currencies except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Futures contracts and options are standardized and traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts are also subject to market risk (i.e., exposure to adverse price changes). In addition, in employing futures contracts as a hedge against cash market price volatility, futures prices may correlate imperfectly with the prices of securities held by a Fund. Similarly, in employing futures contracts as a substitute for purchasing the designated underlying securities, the performance of the futures contract may correlate imperfectly with the performance of the direct investments for which the futures contract is a substitute.

Each Fund may engage only in futures contract transactions involving: (i) the sale of a futures contract (i.e., a short position) to hedge the value of securities held by the Fund; (ii) the purchase of a futures contract when the Fund holds a short position having the same delivery month (i.e., a long position offsetting a short position); or (iii) the purchase of a futures contract to permit the Fund to, in effect, participate in the market for the designated securities underlying the futures contract without actually owning such designated securities. If a Fund enters into a short position in a futures contract as a hedge against anticipated adverse market movements and the market then rises, the increase in the value of the hedged securities will be offset, in whole or in part, by a loss on the futures contract. If, instead, a Fund purchases a futures contract as a substitute for investing in the designated underlying securities, the Fund will experience gains or losses that correspond generally to gains or losses in the underlying securities.

Although each Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or if a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments on variation margin.

Upon the exercise of an option on a futures contract, the writer of the option delivers to the holder of the option the futures position and the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily and that change would be reflected in the net asset value of a Fund. The potential for loss related to writing options is unlimited.

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Each Fund has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5, and, therefore, each Fund is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

Each Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments that are not presently contemplated for use by the Fund or that are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund.

Stock Index Futures and Options on Stock Index Futures.

The S&P 500 Stock Fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. An index futures contract is a standardized agreement between two parties that commits one party to buy and the other party to sell a stipulated quantity of a market index at a set price on or before a given date in the future. The seller never actually delivers “shares” of the index or shares of all the stocks in the index. Instead, the buyer and the seller settle the difference between the contract price and the market price in cash on the agreed-upon date—the buyer paying the difference if the actual price is lower than the contract price and the seller paying the difference if the actual price is higher. The Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

An option on a stock index is similar to an option on a stock except that (a) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed “index multiplier.” Receipt of this cash amount depends upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiplier. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset a position in stock index options prior to expiration by entering into a closing transaction on an exchange or the writer may let the option expire unexercised.

Interest-Rate Futures Contracts and Options on Interest-Rate Futures Contracts.

The Bond Index Fund may invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. The Fund may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate their options positions. No assurance can be given that such closing transactions can be effected or the degree of correlation between price movements in the options on interest rate futures and price movements in the Fund’s portfolio securities which are the subject of the transaction.

Interest-Rate and Index Swaps.

The Underlying Funds may enter into interest-rate and index swaps. Interest-rate swaps involve the exchange by an Underlying Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps (sometimes referred to as total return swaps) involve the exchange by an Underlying Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include but are not limited to, dividends or income. In each case, the exchange of commitments can involve payments to be made in the same currency or in different currencies. If there is a default by the other party to such a transaction, an Underlying Fund will have contractual remedies pursuant to the agreements related to the transaction. The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions.

Swap transactions generally do not involve the delivery of securities or other underlying assets or principal. If an Underlying Fund enters into a swap transaction, cash or securities may be posted by or to the Underlying Fund as collateral in accordance to the terms of the swap agreement. Upon early termination of a swap agreement due to an event of default or termination event with respect to the Underlying Fund or other party, the risk of loss to the Underlying Fund would generally be limited to the net amount of payments that the Underlying Fund is contractually obligated to make if, after exercising in accordance with the swap agreement the rights with respect to early close-out of the swap transaction or swap transactions, it is determined that the Underlying Fund would be obligated to make a net payment with respect to the swap transaction or swap transactions. In the event the other party to the swap transaction or swap transactions were to owe a net amount to the

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Underlying Fund upon an early termination of the swap agreements as described above, the Underlying Fund could be exposed to the risk of loss in the event that any collateral held by the Underlying Fund would be insufficient.

Illiquid Securities.

Each Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating- and variable-rate demand obligations as to which a Fund cannot exercise a demand feature on not more than seven days’ notice and as to which there is no secondary market and repurchase agreements providing for settlement more than seven days after notice.

Investment Companies and Exchange-Traded Funds.

Each Fund may invest in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Funds and BGFA, to the extent permitted under the 1940 Act. As a general matter, under the 1940 Act, investment in such securities is limited to: (i) 3% of the outstanding voting stock of any one investment company, (ii) 5% of a Fund’s total assets with respect to any one investment company and (iii) 10% of a Fund’s total assets with respect to all such companies in the aggregate. The Funds have obtained permission from the Securities and Exchange Commission (“SEC”) (via exemptive order) to invest any cash balances that have not been otherwise invested in portfolio securities, and money received as collateral through securities lending activities in certain affiliated money market funds, including those of MIP, the Trust, iShares Trust and iShares, Inc., which comply with Rule 2a-7 under the 1940 Act. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses.

The Funds may purchase shares of exchange-traded funds (“ETFs”). Typically, a Fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts - to obtain relatively low-cost exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Fund. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. A Fund may also purchase ETF shares for other purposes, including improving its ability to track its underlying index. The Funds may invest a portion of their assets in shares of ETFs that are advised by BGFA. BGFA will receive investment advisory fees at both the Fund level and the ETF level for investments by a Fund in shares of an ETF advised by BGFA. Because most ETFs are investment companies, a Fund’s purchases of ETF shares generally are subject to the 3/5/10% limitations described above. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the stocks owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Letters of Credit.

Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of BGFA are of comparable quality to issuers of other permitted investments of such Fund may be used for letter of credit-backed investments.

Loans of Portfolio Securities.

Each Fund may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BGFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. A Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

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With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending Fund or through one or more joint accounts or money market funds, including those managed by BGFA.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return a Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral does not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

A Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to a securities lending agent who administers the lending program in accordance with guidelines approved by MIP’s Board of Trustees. Barclays Global Investors, N.A. (“BGI”) acts as securities lending agent for the Funds subject to the overall supervision of BGFA. BGI receives a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Mortgage Securities.

Mortgage securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (or “CMOs”), make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the “principal-only” security (PO) receives the principal payments made by the underlying mortgage, while the holder of the “interest-only” security (IO) receives interest payments from the same underlying mortgage.

The value of mortgage securities may change due to shifts in the market’s perception of the creditworthiness of issuers and changes in interest rates. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk. Prepayment risk is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security’s effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities. In addition, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage Pass-Through Securities.

The Bond Index Fund may invest in mortgage pass-through securities, which are a category of pass-through securities backed by pools of mortgages and issued by the Government National Mortgage Association (“GNMA”) or by one of several U.S. Government-sponsored entities, such as the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) or the Federal Home Loan Banks (“FHLBs”). In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a “pool” consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.

A significant portion of the Lehman Aggregate Index (recently, about 33%) represents the U.S. agency mortgage pass-through segment of the U.S. investment grade bond market. Therefore, a substantial portion of the Bond Index Fund is

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invested to seek exposure to a representative sample of U.S. agency mortgage pass-through securities. The portion of the Lehman Aggregate Index, representing the mortgage pass-through segment of the U.S. investment grade bond market, is comprised of multiple pools of mortgage pass-through securities.

An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome. For these and other reasons, the Fund may obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of “to-be-announced” or “TBA transactions.” “TBA” refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines that establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to settlement date. The Fund may use TBA transactions in several ways. For example, the Fund may regularly enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a “TBA roll.” In a “TBA roll” the Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, the Fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Default by or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, the Fund will enter into TBA transactions only with established counterparties (such as major broker-dealers) and BGFA will monitor the creditworthiness of such counterparties. The use of “TBA rolls” may cause the Fund to experience higher portfolio turnover and to pay higher capital gain distributions, which may result in larger amounts of short-term capital gains allocable to interestholders.

Municipal Securities.

Municipal securities are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of a municipal security issuer to make payments on that security could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. Municipal securities in which the Bond Index Fund may invest include, but are not limited to, municipal lease obligations and securities issued by entities whose underlying assets are municipal bonds.

In addition, the Fund may invest in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every 7 to 35 days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

Repurchase Agreements.

Each Fund may enter into repurchase agreements with certain counterparties. Repurchase agreements involve an agreement to purchase financial instruments and to resell those instruments back to the same counterparty at an agreed-upon date and price, which price reflects a rate of interest unrelated to a coupon rate or maturity of the purchased instruments. The value of the instruments purchased may be more or less than the price at which the counterparty has agreed to repurchase them. As protection against the risk that the counterparty will not fulfill its obligation, the instruments are marked to market daily and are maintained at a value at least equal to the sale price plus the accrued incremental amount. Delays or losses could result if the counterparty to the repurchase agreement defaults or becomes insolvent. Each Fund will only engage in repurchase agreements with counterparties whose creditworthiness has been reviewed and found satisfactory by BGFA.

Restricted Securities.

Restricted securities are subject to legal restrictions on their sale. Difficulty in selling restricted securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (the “1933 Act”), or in a registered public offering. Where

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registration is required, the restricted security’s holder may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time the holder decides to seek registration and the time the holder may be permitted to sell a security under an effective registration statement. If, during that period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements.

Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally the effect of such transactions is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if a Fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and each Fund intends to use the reverse repurchase technique only when BGFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of a Fund’s assets. The custodian bank will maintain a separate account for each Fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

Securities of Non-U.S. Issuers.

Each Fund may invest in certain securities of non-U.S. issuers. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or potentially confiscatory taxation or war, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, potential restrictions of the flow of international capital, and transaction costs of foreign currency conversions, generally less liquid and less efficient securities markets, generally greater price volatility, less publicly available information about issuers, the imposition of withholding or other taxes, higher transaction and custody costs, delays and risks attendant in settlement procedures, difficulties in enforcing contractual obligations, significantly smaller market capitalization of most non-U.S. securities markets, lesser levels of regulation of the securities markets and more substantial government interference with the economy. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy with respect to growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.

Obligations of Foreign Governments, Supranational Entities and Banks. Each Fund may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by BGFA to be of comparable quality to the other obligations in which such Fund may invest. The Funds may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank and the InterAmerican Development Bank. The percentage of each Fund’s assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

Each Fund may invest a portion of its total assets in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

Foreign Equity Securities and Depositary Receipts. The S&P 500 Stock Fund’s assets may be invested in the securities of foreign issuers and American Depositary Receipts (“ADRs”) and European Depositary Receipts (“EDRs”) of such issuers.

ADRs and EDRs may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the U. S. securities markets and EDRs and CDRs in bearer form are designed for use in Europe. The Fund may invest in ADRs, EDRs and CDRs through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the

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issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interestholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

Short-Term Instruments.

Each Fund may invest in various money market instruments. Money market instruments are generally short-term investments that may include but are not limited to: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches); (iii) commercial paper; (iv) non-convertible corporate debt securities (e.g., bonds and debentures); (v) repurchase agreements; and (vi) U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of BGFA, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market mutual funds, including those managed by BGFA.

Unrated, Downgraded and Below Investment Grade Investments.

The Funds may purchase instruments that are not rated if, in the opinion of the BGFA, such obligation is of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by a Fund provided that the amount of such securities held by a Fund does not exceed 5% of the Fund’s net assets. To the extent the ratings given by Moody’s or S&P may change as a result of changes in such organizations or their rating systems, each Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody’s, S&P and Fitch are more fully described in the Appendix to this SAI.

The Funds are not required to sell downgraded securities, and each Fund could hold up to 5% of its net assets in debt securities rated below “Baa” by Moody’s or below “BBB” by S&P or if unrated, low quality (below investment grade) securities.

Although they may offer higher yields than do higher rated securities, low rated and unrated low quality debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated low quality debt are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish a Fund’s ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of a Fund’s interests.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated or unrated low quality debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated or unrated low quality debt securities may be more complex than for issuers of higher rated securities, and the ability of a Fund to achieve its investment objective may, to the extent it holds low rated or unrated low quality debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund held exclusively higher rated or higher quality securities.

Low rated or unrated low quality debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of such debt securities have been found to be less sensitive to interest rate changes than higher rated or higher quality investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated or unrated low quality debt securities prices because the advent of a recession could dramatically lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of the debt securities defaults, the Funds may incur additional expenses to seek recovery.

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U.S. Government Obligations.

The Funds may invest in various types of U.S. Government obligations. A U.S. Government obligation is a type of bond. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA, FHLMC or FHLB notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Warrants.

The S&P 500 Stock Fund may invest up to 5% of net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities), including not more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchange. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specified amount of the corporation’s capital stock at a set price for a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The S&P 500 Stock Fund may only purchase warrants on securities in which the Fund may invest directly.

The S&P 500 Stock Fund and S&P 500 Index Master Portfolio.

Neither the Fund nor the Master Portfolio is sponsored, endorsed, sold or promoted by Standard & Poor’s (“S&P”). S&P makes no representation or warranty, express or implied, to the Fund, the Master Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index that is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund’s shares or the timing of the issuance or sale of the Fund’s shares or in the determination or calculation of the equation by which the Fund’s shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund’s shares.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

PORTFOLIO HOLDINGS INFORMATION

The Boards of Trustees of the Trust and MIP have adopted a policy regarding the disclosure of portfolio holdings information that requires that such information be disclosed in a manner that (a) is consistent with applicable legal requirements and in the best interests of each Fund’s and Master Portfolio’s respective shareholders or interestholders, as applicable; (b) does not put the interests of BGFA, the Funds’ distributor, SEI Investments Distribution Co. (the “Distributor” or “SEI”), or any affiliated person of the Funds, the Master Portfolios, the Investment Adviser or the Distributor, above those of the Funds’ shareholders and the Master Portfolios’ interestholders; (c) does not advantage any current or prospective Fund shareholders or Master Portfolio interestholders over any other current or prospective Fund shareholders or Master Portfolio interestholders; and (d) does not provide selective access to portfolio holdings information except pursuant to the following procedures and to the extent appropriate confidentiality arrangements and/or control mechanisms (such as by virtue of duties to the Funds or the Master Portfolios) limiting the use of such information are in effect. None of the Funds, the Master Portfolios, the Investment Adviser or BGI receive any compensation or other consideration in connection with the disclosure of portfolio holdings information pursuant to the arrangements described below.

The policy described herein only relates to the disclosure of portfolio holdings information of the Funds and the Master Portfolios.

Service Providers. Daily access to information concerning portfolio holdings is permitted, without any lag between the date of the information and the date on which such information is disclosed, (i) to personnel of the Investment Adviser who manage the Master Portfolio’s assets (“Portfolio Managers”) or who provide administrative, operational, risk management, or other support to the Portfolio Managers (“Support Staff”), and (ii) to other personnel of the Investment Adviser and the Funds’ and Master Portfolios’ service providers, such as BGI, Investors Bank & Trust Company (“IBT”) and SEI, who deal directly with, or assist in, functions related to investment management, administration, custody, and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Master Portfolios and the Funds and the terms of their respective current registration statements. Portfolio Managers and Support Staff may also release and discuss portfolio holdings information with various broker-dealers, including broker-dealers affiliated with the Investment Adviser, in connection with managing the Master Portfolios’ assets and settling the Master Portfolio’s transactions, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Master Portfolios and the Funds and the terms of their respective current registration statements.

From time to time, portfolio holdings information may also be provided, in the ordinary course of business without any lag between the date of the information and the date on which such information is disclosed (provided that such information is provided no earlier than the close of trading on the same business day as the date of such information), to other persons and entities, including, among others, the Trust’s and the

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Master Portfolio’s trustees as listed above; the auditors of the Funds and the Master Portfolios; counsel to the Trust or the Master Portfolio and counsel to the Independent Trustees; pricing service vendors; proxy voting service providers; financial printers; regulatory authorities; stock exchanges and other listing organizations; rating or ranking organizations; or as otherwise required by law or regulation. The following is a list as of December 31, 2005 of all such persons and entities to which the Funds and the Master Portfolios have ongoing arrangements to provide portfolio holdings information and the frequency with which such information is provided: [                    ] and [                    ] as the Funds’ and the Master Portfolios’ rating or ranking organizations - [            ]; and                                              ]. Any additions, modifications or deletions to the foregoing list that have occurred since December 31, 2005 are not reflected. Generally, the above persons and entities are subject to duties of confidentiality arising under law or contract that provide an adequate safeguard for such information.

Third Party Feeder Funds. Each Master Portfolio provides portfolio holdings information to the sponsors, administrators or other service providers for feeder funds sponsored by institutions not affiliated with BGFA that invest in such Master Portfolio (each, a “third party feeder fund”) as may be necessary to (i) conduct business of the third party feeder fund in the ordinary course in a manner consistent with agreements with the third party feeder fund and the terms of the Master Portfolio’s current registration statement, or (ii) satisfy legal requirements applicable to the third party feeder fund. Such portfolio holdings information may be provided without any lag between the date of the information and the date on which such information is disclosed. Each third party feeder fund is subject to the terms and duties of confidentiality of its own portfolio holdings disclosure policy as adopted by its board of directors or trustees (which policy may be different than the Trust’s and MIP’s policy described herein), and none of BGFA, the Investment Adviser or the Board of Trustees of the Trust or MIP exercises control over any third party feeder fund’s policies. The following is a list as of December 31, 2005 of third party feeder funds and their service providers to which the Master Portfolios have ongoing arrangements to provide portfolio holdings information and the frequency with which such information is provided: [                                    ]. Any additions, modifications or deletions to the foregoing list that have occurred since December 31, 2005 are not reflected.

The Investment Adviser, BGI and the Master Portfolios may also provide portfolio holdings information to the sponsors, administrators or other service providers for a potential third party feeder fund to the extent necessary for such entities to evaluate a potential investment in the relevant Master Portfolio, subject to appropriate confidentiality arrangements limiting the use of such information to that purpose.

SEC Filings. Each Fund will disclose its corresponding Master Portfolio’s complete portfolio holdings schedule in public filings with the SEC on a quarterly basis, based on the Fund’s fiscal year, within 60 days after the end of the calendar quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder.

Other Public Disclosure. A Fund or its corresponding Master Portfolio may voluntarily disclose portfolio holdings information in advance of required filings with the SEC to persons and entities that make such information generally available to interested persons, such as institutional investors and their advisors and representatives. These persons and entities may make such information available through a variety of methods, including without limitation via websites, email and other forms of publication. Such portfolio holdings information may be provided without any lag between the date of the information and the date on which such information is disclosed, provided that such information is provided no earlier than the close of trading on the same business day as the date of such information. No conditions or restrictions are placed on the use of such information because the Funds and the Master Portfolios intend that the persons and entities to which such information is provided will make such information generally available to all interested persons. The following is a list as of December 31, 2005 of all such persons and entities to which the Funds or the Master Portfolios have ongoing arrangements to provide portfolio holdings information and the frequency with which such information is provided: [                                         ]. Any additions, modifications or deletions to the foregoing list that have occurred since December 31, 2005 are not reflected.

Approved Recipients. The Funds’ and the Master Portfolios’ Chief Compliance Officer may authorize disclosure of portfolio holdings information pursuant to the above policy.

The Boards of Trustees of the Trust and MIP review the above policy and the procedures with respect to the disclosure of portfolio holdings information at least annually. There can be no assurance that the Funds’ and the Master Portfolios’ policy and procedures with respect to disclosure of portfolio holdings information will prevent the misuse of such information by persons that receive such information.

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MANAGEMENT

The Board of Trustees has responsibility for the overall management and operations of the Funds. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each Officer serves until he or she resigns, is removed, dies, retires or becomes disqualified. BGIF, MIP, iShares Trust and iShares, Inc. are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each of Lee T. Kranefuss, an interested Trustee of BGIF, and Richard K. Lyons, an independent Trustee of BGIF, also serves as a Trustee of MIP and iShares Trust and as a Director of iShares, Inc. and oversees 126 portfolios within the fund complex. Each other Trustee of BGIF also serves as a Trustee for MIP and oversees 25 portfolios within the fund complex. The address of each Trustee and Officer, unless otherwise indicated, is Barclays Global Investors, N.A., c/o Mutual Fund Administration, 45 Fremont Street, San Francisco, California 94105.

The Trust’s Independent Trustees have designated Mr. Lyons as their Lead Trustee.

Interested Trustees & Officers

Name and Year of Birth	Position(s), Length of Service	Principal Occupation During Past Five Years	Other Public Company and Investment Company Directorships

Lee T. Kranefuss,* (1961)	Trustee (since 2001), President and Chief Executive Officer (since 2002).	Chief Executive Officer of the Intermediary Investor Business of BGI.	Trustee of MIP; Trustee of iShares Trust; and Director of iShares Inc.

Michael A. Latham, (1965)	Secretary, Treasurer and Chief Financial Officer (since 2003).	Chief Operating Officer of the Intermediary Investor Business of BGI (since 2004); Director of Mutual Fund Delivery of the Intermediary Investor Business of BGI (2000-2004); Head of Operations, BGI Europe (1997-2000).	None.

*	Lee T. Kranefuss is deemed to be an “interested person” of the Trust because he serves as Chief Executive Officer of the Intermediary Investor Business of BGI, the administrator of the Funds and the Master Portfolios, and the parent company of BGFA, the investment adviser of the Master Portfolios and the Underlying Funds.

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Independent Trustees

Name and Year of Birth	Position(s), Length of Service	Principal Occupation During Past Five Years	Other Public Company and Investment Company Directorships

Mary G. F. Bitterman, (1944)	Trustee (since 2001).	President (since 2004) and Director (since 2002), of the Bernard Osher Foundation; Director (since 2004), Osher Lifelong Learning Institutes, President and Chief Executive Officer of The James Irvine Foundation (2002-2003); President and Chief Executive Officer of KQED, Inc. (1993-2002).	Director (since 1984) and Lead Independent Director (since 2000), Bank of Hawaii; Director (since 2002) and Chairman of the Board (since 2005), PBS (Public Broadcasting Service); Director (since 2004) Santa Clara University (since 2004); Advisory Committee Member (since 1999), Stanford Institute for Economic Policy Research; Director (since 1998), Commonwealth Club of California, Advisory Committee Member (since 1992), Pacific Forum/ CSIS.

Jack S. Euphrat, (1922)	Trustee (since 1993).	Private Investor.	None.

Richard K. Lyons, (1961)	Trustee (since 2001).	Executive Associate Dean (since 2005), Sylvan Coleman Chair in Finance (since 2004), Acting Dean (2004-2005) and Professor (since 1993), University of California, Berkeley: Haas School of Business, Consultant for IMF, World Bank, Federal Reserve Bank, and Citibank N.A. (since 2000).	Director (since 2003) of the BGI Cayman Prime Money Market Fund, Ltd.; Trustee (since 1995) and Chairman of Matthews Asian Funds (oversees 8 portfolios). Trustee (since 2000) of iShares Trust and Director (2002) of iShares Inc.

Leo Soong, (1946)	Trustee (since 2000).	President of Trinity Products LLC (since 2002); Managing Director of CG Roxane LLC (water company) (since 1989); Co-Founder of Crystal Geyser Water Co. (President through 1999).	Vice Chairman of the California Pacific Medical Center (since 2005); Director of the California State Automobile Association (since 1990); Director of the American Automobile Association (since 2002).

Committees.

There are two standing committees of the Board of Trustees - the Nominating Committee and the Audit Committee. The members of the Nominating Committee and the Audit Committee include each Trustee that is not an “interested person” of the Trust (as such term is defined in the 1940 Act) (“Independent Trustee”). The Nominating Committee is responsible for recommending to the Board persons to be nominated for election as Trustees by the interestholders or for appointment as

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Trustees by the sitting Trustees, when permissible. Pursuant to the rules under the 1940 Act, only Independent Trustees may select and nominate other Independent Trustees for the Trust. Jack S. Euphrat serves as Chairman of the Nominating Committee. The Nominating Committee will not consider nominees recommended by shareholders. During the fiscal year ended December 31, 2005, the Nominating Committee held one meeting.

The Audit Committee operates pursuant to a separate charter and is responsible for, among other things, overseeing the Funds’ accounting and financial reporting practices, reviewing the results of the annual audits of the Funds’ financial statements and interacting with the Funds’ independent auditors on behalf of the full Board. Leo Soong serves as Chairman of the Audit Committee. During the fiscal year ended December 31, 2005, the Audit Committee held four meetings.

Beneficial Equity Ownership Information.

As of December 31, 2005, Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the amount of interests in the Funds beneficially owned by the Trustee, and the aggregate value of all investments in equity securities within the same family of investment companies, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

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Beneficial Equity Ownership in Funds and

Family of Investment Companies (as of December 31, 2005)

Interested Trustee and Officer	Bond Index Fund	S&P 500 Stock Fund	Aggregate Dollar Range of Securities in the Family of Investment Companies

Lee T. Kranefuss

Independent Trustees	Bond Index	S&P 500	Aggregate

Mary G. F. Bitterman
Jack S. Euphrat
Richard K. Lyons
Leo Soong

Ownership of Securities of Certain Entities.

As of December 31, 2005, the Independent Trustees and their immediate family members did not own any securities of the investment adviser, the distributor or any entity controlling, controlled by, or under common control with the investment adviser or the distributor, unless noted above.

Compensation.

Trustees of the Trust are compensated annually by all the registrants in the Fund Complex for their services as indicated in the table below, and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Trustees are compensated by the Trust and MIP for their services as Trustees to the Trust and MIP. Richard K. Lyons also receives compensation for serving as a Trustee of iShares Trust and iShares, Inc. Currently, the Trustees do not receive any retirement benefits or deferred compensation from the Fund Complex.

Compensation Table
For the Calendar Year Ended December 31, 2005

Interested Trustees

Name and Position	Aggregate Compensation from the Trust	Total Compensation from Fund Complex
Lee T. Kranefuss	$	$

Independent Trustees

Name and Position	Aggregate Compensation from the Trust	Total Compensation from Fund Complex
Mary G. F. Bitterman	$	$
Jack S. Euphrat	$	$
Richard K. Lyons	$	$
Leo Soong	$	$

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Master/Feeder Structure.

Each Fund seeks to achieve its investment objective by investing all of its assets into the corresponding Master Portfolio of MIP. In other words, the Funds are “Feeder Funds” into the “Master Portfolios”. Each Fund and other entities investing in a Master Portfolio are each liable for all obligations of such Master Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and MIP itself is unable to meet such obligations. Accordingly, the Trust’s Board of Trustees believes that neither a Fund nor its shareholders will be adversely affected by investing Fund assets in a Master Portfolio. However, if another mutual fund investing in a Master Portfolio or other investor withdraws its investment from such Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Trust’s Board believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise.

A Fund may withdraw its investment in a Master Portfolio only if the Board of Trustees determines that such action is in the best interests of such Fund and its shareholders. Prior to any such withdrawal, the Trust’s Board would consider alternative investments, including investing all of the Fund’s assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund’s assets in accordance with the investment policies described above with respect to the Fund and its corresponding Master Portfolio.

The fundamental policies of a Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio’s outstanding interests. Whenever a Fund, as an interestholder of the corresponding Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders.

Certain policies of the Master Portfolio that are non-fundamental may be changed by vote of a majority of MIP’s Trustees without interestholder approval. If the Master Portfolio’s investment objective or fundamental or non-fundamental policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. A Fund also may elect to redeem its interests in the corresponding Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund’s portfolio in accordance with its objective. In the latter case, a Fund’s inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders’ investments in the Fund. The Funds will provide shareholders with 30 days’ written notice prior to the implementation of any change in the investment objective of the Fund or the Master Portfolio, to the extent possible.

Code of Ethics.

The Trust, BGFA and SEI have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Funds. The Codes of Ethics are on public file with, and are available from, the SEC.

Proxy Voting Policies of the Master Portfolios.

[The following is a discussion of the proxy voting policies of the corresponding Master Portfolios in which the Funds invest.

MIP has adopted as its proxy voting policies the proxy voting guidelines of BGFA, the investment adviser to the Master Portfolios. MIP has delegated to BGFA the responsibility for voting proxies on the portfolio securities held by the Master Portfolios. Therefore, the remainder of this section discusses BGFA’s proxy voting guidelines.

BGFA votes (or refrains from voting) proxies for the Master Portfolios in a manner that BGFA, in the exercise of its independent business judgment, concludes is in the best economic interests of the Master Portfolios. In some cases, BGFA may determine that it is in the best interests of the Master Portfolios to refrain from exercising the Master Portfolios’ proxy voting rights (such as, for example, proxies on certain non-U.S. securities which might impose costly or time-consuming in-person voting requirements or when a security is on loan and the securities lending income outweighs the economic value of casting a vote). BGFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BGFA’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or

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commonly raised issues. BGFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of the Master Portfolios. BGFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Master Portfolios, the Master Portfolios’ affiliates (if any), BGFA or BGFA’s affiliates, or SEI or SEI’s affiliates. When voting proxies, BGFA attempts to ensure that companies follow practices that advance their economic value and allow the market to place a proper value on their assets. With respect to certain specific issues:

•	BGFA generally supports management in the election of directors and generally supports proposals that strengthen the independence of boards of directors;

•	BGFA generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Master Portfolio investing in such issuer; and

•	BGFA generally votes against anti-takeover proposals and proposals which would create additional barriers or costs to corporate transactions.

BGFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and the Master Portfolios, the Master Portfolios’ affiliates (if any), BGFA or BGFA’s affiliates, or SEI or SEI’s affiliates, from having any influence on BGFA’s proxy voting activity. In this way, BGFA seeks to prevent conflicts of interest that might influence BGFA’s independent business judgment on how to vote on specific proxy issues (or to refrain from voting). In certain instances, BGFA may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid the influence of a potential conflict of interest or as otherwise required by applicable law. Such independent fiduciary may either (i) vote such proxy, or (ii) provide BGFA with instructions as to how to vote such proxy. In the latter case, BGFA would vote the proxy in accordance with the independent fiduciary’s instructions.

Information with respect to how BGFA voted Master Portfolio proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available: (i) without charge, upon request, by calling 1 877 244 1544 (toll-free); and (ii) on the SEC’s website at www.sec.gov.]

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 1, 2006, the shareholders identified below were known by the Trust to own 5% or more of the indicated Fund’s outstanding shares in the following capacity:

Name of Fund	Name and Address of Shareholder	Percentage of Fund	Nature of Ownership
Bond Index Fund
S&P 500 Stock Fund

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For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a Fund, or is identified as the holder of record of more than 25% of a Fund and has voting and/or investment powers, it may be presumed to control such Fund.

INVESTMENT ADVISER AND OTHER SERVICES PROVIDERS

Investment Adviser.

BGFA provides investment advisory services to each Master Portfolio pursuant to investment advisory contracts (“Advisory Contracts”) with MIP. Pursuant to the Advisory Contracts, BGFA furnishes MIP’s Board of Trustees with periodic reports on the investment strategy and performance of the Master Portfolios.

The applicable Advisory Contract is subject to annual approval by (i) MIP’s Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting interests of such Master Portfolio, provided that in either event the continuance also is approved by a majority of MIP’s Board of Trustees who are not “interested persons” (as defined in the 1940 Act) of MIP or BGFA, by vote cast in person at a meeting called for the purpose of voting on such approval. The applicable Advisory Contract is terminable without penalty, on 60 days’ written notice, by either party. The applicable Advisory Contract will terminate automatically, as to the relevant Master Portfolio, in the event of its assignment (as defined in the 1940 Act).

Advisory Fees.

BGFA is entitled to receive monthly fees at the annual rate of 0.05% of the average daily net assets of the S&P 500 Index Master Portfolio and 0.08% of the average daily net assets of the Bond Index Master Portfolio. From time to time, BGFA may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Master Portfolio and, accordingly, have a favorable impact on its performance.

For the periods shown below, each Fund’s corresponding Master Portfolio paid BGFA the following advisory fees:

	Fiscal Year Ended 12/31/2003	Fiscal Year Ended 12/31/2004	Fiscal Year Ended 12/31/2005
Bond Index Master Portfolio	$511,325	$235,740	$
S&P 500 Index Master Portfolio	$1,436,333	$1,401,018	$

Administrator.

The Trust has engaged BGI to provide certain administration services to the Funds. Pursuant to an Administration Agreement with the Trust, BGI provides as administration services, among other things: (i) general supervision of the operation of the Funds, including coordination of the services performed by the investment adviser, transfer and dividend disbursing agent, custodian, shareholder servicing agents, independent auditors and legal counsel; (ii) general supervision of regulatory compliance matters, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Funds; and (iii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Trust’s officers and Board of Trustees. BGI also furnishes office space and certain facilities required for conducting the business of the Trust together with all other administrative services that are not being furnished by the Funds’ investment adviser. BGI also pays the compensation of the Funds’ Trustees, officers and employees who are affiliated with the Trust.

BGI also may engage and supervise certain intermediaries that service certain Fund accounts.

In addition, except for advisory fees, extraordinary expenses, brokerage and other expenses connected to the execution of portfolio transactions and certain other expenses that are borne by the Funds, BGI has agreed to bear all costs of the Funds’ and the Trust’s operations including, but not limited to, transfer and dividend disbursing agency fees, shareholder servicing fees and expenses of preparing and printing prospectuses, SAIs and other Fund materials. For providing such services, BGI is entitled to receive fees at the annual rate of 0.15% of the average daily net assets of each Fund. BGI has contracted with Investors Bank & Trust Company (“IBT”) to provide certain sub-administration services for the Funds, and BGI pays IBT for those services out of the fees BGI receives for its services as administrator.

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Prior to April 1, 2003, BGI and Stephens Inc. (“Stephens”) served as co-administrators of the Funds and administration fees were paid by the Funds to BGI and Stephens jointly. For the fiscal years shown below, the Funds paid administration fees as follows:

	Fiscal Year Ended 12/31/2003	Fiscal Year Ended 12/31/2004	Fiscal Year Ended 12/31/2005
Bond Index Fund	$113,486	$273,726	$
S&P 500 Stock Fund	$1,613,028	$1,425,243	$

Shareholder Servicing Agents.

The Board of Trustees of the Funds has adopted a Shareholder Servicing Plan pursuant to which the Funds have entered into Shareholder Servicing Agreements with BGI and other entities, and BGI may also enter into Shareholder Servicing Agreements with such other entities (collectively, “Shareholder Servicing Agents”) for the provision of certain services to Fund shareholders. The services provided by BGI or Shareholder Servicing Agents may include serving as an agent of the Funds for purposes of accepting orders for purchases and redemptions of Fund shares, providing administrative support and account services such as processing purchases and redemptions of shares on behalf of individual and omnibus Fund accounts, answering shareholder inquiries, keeping records, transmitting reports and communications from the Funds, and providing reports on the status of individual and omnibus accounts.

Out of the fees BGI receives from the Funds for providing administrative services, BGI pays shareholder servicing fees to certain Shareholder Servicing Agents in amounts not exceeding maximum fee rates approved by the Funds’ Board of Trustees, for those shareholder servicing, sub-administration, recordkeeping, sub-transfer agency and processing services that the Shareholder Servicing Agents perform for their clients that would otherwise be performed by BGI or the Funds’ other service providers. For providing some or all of these services, each Shareholder Servicing Agent is entitled to receive a monthly fee at the annual rate of up to 0.15% of the average daily net assets of the Fund represented by shares owned during the period for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship, or an amount that equals the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulations or rules, including the Conduct Rules of the National Association of Securities Dealers, Inc., whichever is less. BGI has agreed to pay these shareholder servicing fees out of the fees it receives from the Funds for administration services. In addition, BGFA and/or BGI may pay significant additional amounts from their own resources to Shareholder Servicing Agents for the services described above. From time to time, BGFA, BGI and/or the Funds’ distributor may also pay significant additional amounts from their own resources to other intermediaries that perform services in connection with the sale of Fund shares.

For the periods shown below, BGI paid shareholder servicing fees on behalf of the Funds as follows:

	Fiscal Year Ended 12/31/2003	Fiscal Year Ended 12/31/2004	Fiscal Year Ended 12/31/2005
Bond Index Fund	$	$	$
S&P 500 Stock Fund	$	$	$

A Shareholder Servicing Agent also may impose certain conditions on its customers, subject to the terms of the Funds’ Prospectus and this SAI, in addition to or different from those imposed by the Trust, such as requiring a minimum initial investment or payment of a separate fee for additional services. In addition, BGFA and/or BGI may pay significant additional amounts from their own resources to Shareholder Servicing Agents for the services described above. From time to time, BGFA, BGI and/or the Funds’ distributor may also pay significant additional amounts from their own resources to other intermediaries that perform services in connection with the sale of Fund shares.

Distributor.

SEI is the distributor for the Funds’ shares. SEI is a registered broker/dealer located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. Since 1968, SEI has been a leading provider of outsourced investment business solutions for fund administration and distribution, asset management, and investment systems and processing. SEI employs 1,700 people and operates 21 offices in 10 countries.

SEI, as the principal underwriter of the Funds within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Trust pursuant to which SEI has the responsibility for distributing Fund shares. The Distribution Agreement provides that SEI shall act as agent for the Funds for the sale of Fund shares, and may enter into sales support agreements with selling agents that wish to make available Fund shares to their respective customers (“Selling Agents”). SEI does not receive a fee from the Funds for providing distribution services. BGI presently acts as a Selling Agent, but does not receive any fee from the Funds for such activities.

Custodian.

IBT is the custodian for each Fund and Master Portfolio and is located at 200 Clarendon Street, Boston, Massachusetts 02116. The custodian, among other things, maintains a custody account or accounts in the name of each Fund and Master Portfolio; receives and delivers all assets for each Fund and Master Portfolio upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Fund and Master Portfolio and pays all expenses of each Fund and Master Portfolio. IBT is not entitled to receive compensation for its services as custodian so long as it is entitled to receive fees from BGI for providing sub-administration services to the Funds.

Transfer and Dividend Disbursing Agent.

IBT also is the transfer and dividend disbursing agent for the Funds. For its services as transfer and dividend disbursing agent to the Funds, IBT is entitled to receive an annual maintenance fee of $10,000 per feeder/class, in addition to $10 per account in each Fund. IBT is entitled to be reimbursed for out-of- pocket expenses or advances incurred by it in performing its obligations under the agreement. BGI has agreed to pay these fees and expenses out of the fees it receives for administration services to the Funds. In addition, the agreement contemplates that IBT will be reimbursed for other expenses incurred by it at the request or with the written consent of the Funds, including, without limitation, any equipment or supplies that the Trust specifically orders or requires IBT to order.

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Independent Registered Public Accounting Firm

[                                                                         ], serves as the independent registered public accounting firm for the Trust.

Legal Counsel.

Wilmer Cutler Pickering Hale and Dorr LLP, 399 Park Avenue, New York, NY 10022, serves as counsel to the Trust.

Expenses.

BGI has agreed to bear all costs of the Funds’ and the Trust’s operations, except for certain expenses that are borne by the Funds, such as investment advisory fees, brokerage and other expenses connected with the execution of portfolio transactions and extraordinary expenses.

PORTFOLIO MANAGERS

As of December 31, 2005, the individuals named as Bond Index Portfolio Managers in the Bond Index Fund’s prospectus were also primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts in addition to the Bond Index Master Portfolio, as indicated in the table below:

	Number of other Accounts Managed	Total Assets

Michael Fong
Registered Investment Companies		$
Other Pooled Investment Vehicles		$
Other Accounts		$

Lee Sterne
Registered Investment Companies		$
Other Pooled Investment Vehicles		$
Other Accounts		$

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As of December 31, 2005, the individuals named as S&P 500 Stock Portfolio Managers in the S&P 500 Stock Fund’s prospectus were also primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts in addition to the S&P 500 Index Master Portfolio, as indicated in the table below:

	Number of other Accounts Managed	Total Assets
Ed Corallo
Registered Investment Companies		$
Other Pooled Investment Vehicles		$
Other Accounts		$

	Number of other Accounts Managed	Total Assets
Patrick O’Connor
Registered Investment Companies		$
Other Pooled Investment Vehicles		$
Other Accounts		$

Certain of the portfolios or accounts for which the portfolio managers are primarily responsible for the day-to-day management seek to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that compose those indexes or sampling the securities that compose those indexes based on objective criteria and data. The portfolio managers are required to manage each portfolio or account to meet those objectives. Pursuant to BGI and BGFA policy, investment opportunities are allocated equitably among the Master Portfolios and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Master Portfolios, seeking such investment opportunity. As a consequence, from time to time each Master Portfolio may receive a smaller allocation of an investment opportunity than they would have if the portfolio managers and BGFA and its affiliates did not manage other portfolios or accounts.

Like the Master Portfolios, the other portfolios or accounts for which the portfolio managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BGFA or BGI, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BGI an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BGI a portion of that portfolio’s or account’s gains, or would pay BGI more for its services than would otherwise be the case if BGI meets or exceeds specified performance targets. By their very nature, incentive-based fee arrangements could present an incentive for BGI to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BGI has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, interestholders of the Master Portfolios should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict-of-interest, that may result in the portfolio managers favoring those portfolios or accounts with incentive-based fee arrangements.

As of December 31, 2005, each portfolio manager receives a salary and is eligible to receive an annual bonus. Each portfolio manager’s salary is a fixed amount generally determined annually based on a number of factors, including, but limited to, the portfolio manager’s title, scope of responsibilities, experience and knowledge. Each portfolio manager’s bonus is a discretionary amount determined annually based on the overall profitability of the various Barclays Global Investors companies worldwide, the performance of the portfolio manager’s business unit, and an assessment of the portfolio manager’s individual performance. The portfolio manager’s salary and annual bonus are paid in cash. In addition, a portfolio manager may be paid a signing bonus or other amounts in connection with initiation of employment with BGFA. If a portfolio manager satisfied the requirements for being part of a “select group of management or highly compensated employees (within the meaning of ERISA section 401(a))” as so specified under the terms of BGI’s Compensation Deferral Plan, the portfolio manager may elect to defer a portion of his or her bonus under that Plan.

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Portfolio managers may be selected, on a fully discretionary basis, for awards under BGI’s Compensation Enhancement Plan (“CEP”). Under CEP, these awards are determined annually, and vest after two years. At the option of the CEP administrators, the award may be “notionally invested” in funds managed by BGI, which means that the final award amount may be increased or decreased according to the performance of the BGI-managed funds over the two-year period. If the award is not notionally invested, the original award amount is paid once vested.

A portfolio manager may be granted options to purchase shares in Barclays Global Investors UK Holdings Limited (“BGI UK Holdings”), a company organized under the laws of England and Wales that directly or indirectly owns all of the Barclays Global Investors companies worldwide, which options vest in three equal installments over three years and are generally exercisable during prescribed exercise windows. Shares purchased must generally be held 355 days prior to sale. For such purposes, the value of BGI UK Holdings is based on its fair value as determined by an independent public accounting firm.

As of December 31, 2005, the Bond Index Portfolio Managers beneficially owned interests in the Bond Index Fund that invests in the Master Portfolio for which they are primarily responsible for the day-to-day management in amounts reflected in the following table:

Bond Index Fund

	None	$1 to $ 10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
Michael Fong
Lee Sterne

As of December 31, 2005, the S&P 500 Stock Portfolio Managers beneficially owned interests in the S&P 500 Stock Fund that invests in the Master Portfolio for which they are primarily responsible for the day-to-day management in amounts reflected in the following table.

S&P 500 Stock Fund

	None	$1 to $ 10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
Ed Corallo
Patrick O’Connor

DETERMINATION OF NET ASSET VALUE

The NAV for each Fund is calculated by deducting all of the Fund’s liabilities (including accrued expenses) from the total value of its assets (including the securities held by the Fund plus any cash or other assets, including interest and dividends accrued but not yet received) and dividing the result by the number of shares outstanding, and generally rounded to the nearest cent, although each Fund reserves the right to calculate its NAV to more than two decimal places.

The NAV of each Fund is calculated based on the net asset value of the Master Portfolio in which the Fund invests. In calculating a Master Portfolio’s net asset value, the Master Portfolio’s investments are generally valued using market valuations. In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures of BGFA, the investment adviser to the Master Portfolios. The Board of Trustees of MIP has delegated to BGFA the responsibility of valuing its portfolio securities. Therefore, the remainder of this section discusses BGFA’s U.S. Pricing Policy and Pricing Procedures. The frequency with which a Master Portfolio’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Master Portfolio invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Master

27

Portfolios’ net asset value is computed and that may materially affect the value of the Master Portfolios’ investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

Valuing a Master Portfolio’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Accordingly, fair value pricing could result in a difference between the prices used to calculate a Master Portfolio’s net asset value and the prices used by the Master Portfolio’s benchmark index, which, in turn, could result in a difference between the Master Portfolio’s performance and the performance of the Master Portfolio’s benchmark index.

A market valuation generally means with respect to an investment, a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. BGFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

PURCHASES, REDEMPTION AND PRICING OF SHARES

Terms of Purchase and Redemption.

The Funds are generally open Monday through Friday and are closed on weekends and NYSE holidays. The holidays on which the NYSE is closed currently are: Martin Luther King, Jr.’s Birthday, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each Fund reserves the right to change the amount of the minimum investment and subsequent purchases in the Funds. On any day the Funds close early, purchase and redemption orders received after a Fund’s closing time will be executed on the next Business Day. In addition, each Fund reserves the right to advance the time by which purchase and redemption orders must be received to be executed on the same Business Day as permitted by the SEC.

In-Kind Purchases.

Payment for shares of a Fund may, at the discretion of BGFA, be made in the form of securities that are permissible investments for the Fund and must meet the investment objective, policies and limitations of the Fund as described in the Prospectus and this SAI. In connection with an in-kind securities payment, a Fund may require, among other things, that the securities (i) be valued on the day of purchase in accordance with the pricing methods used by the Fund; (ii) are accompanied by satisfactory assurance that the Fund will have good and marketable title to such securities received by it; (iii) are not subject to any restrictions upon resale by the Fund; (iv) be in proper form for transfer to the Fund; (v) are accompanied by adequate information concerning the basis and other tax matters relating to the securities. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Fund engaged in the in-kind purchase transaction and must be delivered to such Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale, provided that each Fund immediately will transfer to its corresponding Master Portfolio any and all securities received by it in connection with an in-kind purchase transaction, in exchange for interests in such Master Portfolio. Shares purchased in exchange for securities generally cannot be redeemed until the transfer has settled.

Suspension of Redemption or Payment of Redemption Proceeds.

The Trust may suspend the right of redemption or postpone redemption payments for such periods as are permitted under the 1940 Act. Currently, under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment of redemption proceeds for more than seven days for any period during which (i) the NYSE is closed (other than customary weekend and holiday closings, (ii) trading on the NYSE is restricted, or (iii) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

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PORTFOLIO TRANSACTIONS

Since each Fund invests all of its assets in a corresponding Master Portfolio of MIP, set forth below is a description of the Master Portfolios’ policies governing portfolio securities transactions.

General.

BGFA assumes general supervision over placing orders on behalf of each Master Portfolio for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, BGFA’s policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. While BGFA generally seeks reasonably competitive spreads on commissions, each Master Portfolio will not necessarily be paying the lowest spread available.

BGFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Master Portfolios have adopted policies and procedures that prohibit the consideration of sales of a Master Portfolio’s interests or Fund shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.

Purchases and sales of fixed income securities for the Bond Index Master Portfolio usually are principal transactions and ordinarily are purchased directly from the issuer or from an underwriter or broker-dealer. The Bond Index Master Portfolio does not usually pay brokerage commissions in connection with such purchases and sales, but such transactions may be subject to mark-ups or mark-downs.

A Master Portfolio’s purchase and sale orders for securities may be combined with those of other accounts that BGFA manages or advises, and for which it has brokerage placement authority. If purchases or sales of portfolio securities of a Master Portfolio and one or more other accounts managed or advised by BGFA are considered at or about the same time, transactions in such securities are allocated among the Master Portfolio and the other accounts in a manner deemed equitable to all by BGFA. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as a Master Portfolio is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to a Master Portfolio. BGFA may deal, trade and invest for its own account in the types of securities in which a Master Portfolio may invest. BGFA may, from time to time, effect trades on behalf of and for the account of a Master Portfolio with brokers or dealers that are affiliated with BGFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Master Portfolios will not deal with affiliates in principal transactions unless permitted by applicable SEC rule or regulation or by SEC exemptive order.

Portfolio Turnover.

[Portfolio turnover may vary from year to year, as well as within a year. High portfolio turnover rates may result in comparatively greater brokerage expenses and larger amounts of short-term capital gains allocable to interestholders. The variation in the portfolio turnover rate for the Bond Index Master Portfolio for the fiscal year ended 2004 (148%) as compared to the Master Portfolio’s portfolio turnover rate for the fiscal year ended 2003 (67%) is due to the Master Portfolio’s investment in mortgage pass-through securities on a when-issued or to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date.]

Brokerage Commissions.

The table below sets forth the brokerage commissions paid by each Master Portfolio for the periods noted. Any differences in brokerage commissions paid by the Master Portfolios from year to year are due to changes in market conditions and the frequency and size of interestholder transactions. None of these brokerage commissions were paid to affiliated brokers.

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	Fiscal Year Ended 12/31/2003	Fiscal Year Ended 12/31/2004	Fiscal Year Ended 12/31/2005
Bond Index Master Portfolio	N/A	N/A
S&P 500 Index Master Portfolio	$98,111	$103,291	$

Brokerage Commissions Paid to Affiliates.

[The table below sets forth the brokerage commissions paid by each Master Portfolio to Barclays Global Investor Services (“BGIS”), an affiliate of BGFA and subsidiary of BGI, for the periods noted.]

[During the past three fiscal years, the Master Portfolios did not pay brokerage commissions to affiliated brokers.]

[Master Portfolio	Fiscal Year Ended 12/31/2003	Fiscal Year Ended 12/31/2004	Fiscal Year Ended 12/31/2005
Bond Index Master Portfolio	$0	$0	$
S&P 500 Index Master Portfolio	$0	$0	$

Securities of Regular Brokers/Dealers.

As of December 31, 2005, the Master Portfolios owned securities of its “regular brokers or dealers” (as defined in the 1940 Act), or their parents, as follows:

Master Portfolio	Broker/Dealer or Parent	Amount
Bond Index Master Portfolio		$

S&P 500 Index Master Portfolio		$

DISTRIBUTIONS AND TAXES

The following information supplements and should be read in conjunction with the section in each Prospectus entitled “Taxes.” The Prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts (“IRAs”)), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

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The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

Qualification as a Regulated Investment Company.

The Trust intends to continue to qualify each Fund as a “regulated investment company” under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund’s shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, rather than to the Trust as a whole. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

In order to qualify as a regulated investment company under the Code, each Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). Pursuant to future regulations, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains which are directly related to a Fund’s principal business of investing in stock or securities. Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or in two or more issuers the Fund controls and which are engaged in the same or similar trades or businesses. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, as well as 90% of its net tax-exempt income earned in each taxable year. A Fund generally will not be subject to federal income tax on the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, such Fund would be taxed in the same manner as an ordinary corporation without any deduction for distributions to shareholders, and all distributions from the Fund’s earnings and profits (including any distributions of net tax-exempt income and net long-term capital gains) to its shareholders would be taxable as ordinary income. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

Excise Tax.

A 4% nondeductible excise tax will be imposed on each Fund’s net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary

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income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12 month period ending on October 31, and all of its ordinary income and capital gains from previous years that were not distributed during such years. Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.

Capital Loss Carry-Forwards.

A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund’s capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses. As of December 31, 2004, the S&P Stock Fund had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated: S&P 500 Stock Fund, $8,096,152 (expires December 31, 2005).

Equalization Accounting.

Under the Code, the Funds may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds, and thus the use of this method may be subject to IRS scrutiny.

Investment through Master Portfolios.

Each Fund seeks to continue to qualify as a regulated investment company by investing its assets in a corresponding Master Portfolio. Each Master Portfolio will be treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in the corresponding Master Portfolio, as disregarded from the Fund) for federal income tax purposes rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a Master Portfolio will be deemed to have been realized (i.e., “passed-through”) to its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the Master Portfolio. Each investor in a Master Portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular Master Portfolio, the Code and Treasury Regulations, in determining such investor’s federal income tax liability. Therefore, to the extent that a Master Portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the Master Portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, each Master Portfolio’s assets, income and distributions will be managed in such a way that an investor in a Master Portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the Master Portfolio.

Taxation of Fund Investments.

In general, if a Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount (“OID”), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be

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required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold.

If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market rule and the “60%/40%” rule.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds a Fund’s investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into “straddles” by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as “mixed straddles” if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income of long-term capital gain, may be increased or decreased substantially as compared to if a Fund had not engaged in such transactions.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

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The amount of long-term capital gain a Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

“Passive foreign investment corporations” (“PFICs”) are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If a Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and IRS interest charges on “excess distributions” received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Fund may incur the tax and interest charges described above in some instances.

Rules governing the federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be jeopardized. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

Taxation of Distributions.

For federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata over the entire year. All distributions paid out of a Fund’s earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported on each shareholder’s federal income tax return. Distributions in excess of a Fund’s earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then capital gain. A Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

Distributions designated by a Fund as a capital gain distribution will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Each Fund will designate capital gains distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. Government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

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Sales and Exchanges of Fund Shares.

If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange. Under certain circumstances, an individual shareholder receiving qualified dividend income from a Fund, explained further below, may be required to treat a loss on the sale or exchange of Fund shares as a long-term capital loss.

If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

Foreign Taxes.

Amounts realized by a Fund on foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, none of the Funds expect to qualify for this election.

Federal Income Tax Rates.

As of the printing of this SAI, the maximum stated individual federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) net capital gain realized prior to May 6, 2003 generally is 20%; and (iii) net capital gain realized on or after May 6, 2003 generally is 15%. The date on which a Fund sells or exchanges a security is the date used in determining whether any net capital gain from such sale or exchange distributed to an individual shareholder will qualify for the pre-May 6 or post-May 5 net capital gain federal income tax rate.

Current federal income tax law also provides for a maximum individual federal income tax rate applicable to “qualified dividend income” of 15%. In general, “qualified dividend income” is income attributable to dividends received from certain domestic and foreign corporations on or after January 1, 2003, as long as certain holding period requirements are met. If 95% or more of a Fund’s gross income constitutes qualified dividend income, all of its distributions will be treated as qualified dividend income in the hands of individual shareholders, as long as they meet certain holding period requirements set forth below for their Fund shares. If less than 95% of the Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that are attributable to and designated as such in a timely manner will be so treated in the hands of individual shareholders. A Fund will only be treated as realizing qualified dividend income to the extent it receives dividends from certain domestic and foreign corporations and the Fund has held the shares of the stock producing the dividend for at least 61 days during the 121-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend. A longer holding period applies to investments in preferred stock. (Only dividends from direct investments will qualify. Payments received by the Fund from securities lending, repurchase and other derivative transactions ordinarily will not.) Furthermore, an individual Fund shareholder can only treat a Fund distribution designated as qualified dividend income as such if he or she as held the Fund shares producing the distribution for at least 61 days during the 121-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend. No assurance can be given as to what portion, if any, of the Fund’s dividend income distributed to shareholders will qualify for the reduced rate of taxation.

The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various “sunset” provisions of laws enacted in 2001 and 2003.

Backup Withholding.

The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% (“backup withholding”) on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies under penalties of perjury that the “taxpayer identification number” (“TIN”), generally the shareholder’s social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Fund that the shareholder’s TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional federal income tax imposed on the

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shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her federal income tax return, provided that the required information is furnished to the IRS. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase in future years under “sunset” provisions of law enacted in 2001.

Tax-Deferred Plans.

The shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans (“SEP-IRAs”), Savings Incentive Match Plans for Employees (“SIMPLE Plans”), Roth IRAs, and Coverdell Education Savings Accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through a tax-advantaged plan or account.

Corporate Shareholders.

Subject to limitation and other rules, a corporate shareholder of the S&P 500 Stock Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In general, a distribution by a Fund attributable to dividends of a domestic corporation will only be eligible for the deduction if: (i) the corporate shareholder holds the Fund shares upon which the distribution is made for at least 46 days during the 91 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund holds the shares of the domestic corporation producing the dividend income in an unleveraged position for at least 46 days during the 91 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income. A longer holding period applies to investments in preferred stock.

Foreign Shareholders.

Under recently enacted tax legislation, with respect to taxable years of a Fund beginning on or after January 1, 2005 and before January 1, 2008, distributions designated by a Fund as “interest-related dividends” generally attributable to the Fund’s net interest income earned on certain debt obligations paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or a foreign corporation (each, a “foreign shareholder”) generally will be exempt from federal income tax withholding tax, provided the Fund obtains a properly completed and signed certificate of foreign status from such foreign shareholder (“exempt foreign shareholder”). Each Fund will designate any interest-related dividends in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year. Distributions made to exempt foreign shareholders attributable to net investment income from other sources, such as dividends received by a Fund, generally will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares, capital gain distributions and, with respect to taxable years of a Fund beginning on or after January 1, 2005 and before January 1, 2008, “short-term capital gain distributions” (defined below) are not subject to federal income tax withholding, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) with respect to taxable years of a Fund beginning on or after January 1, 2005, and before January 1, 2008, such gains or distributions are attributable to gain from the sale or exchange of a U.S. real property interest. If such gains or distributions are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the tax, reporting and withholding requirements applicable to U.S. persons generally applies. If such gains or distributions are not effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income tax withholding tax at a 30% rate (or

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such lower rate provided under an applicable income tax treaty). Gains or distributions attributable to gain from sales or exchanges of U.S. real property interests are taxed to a foreign shareholder as if that gain were effectively connected with the shareholder’s conduct of a U.S. trade or business, and therefore such gains or distributions may be required to be reported by a foreign shareholder on a U.S. federal income tax return. Such gains or distributions also will be subject to U.S. income tax at the rates applicable to U.S. holders and/or may be subject to federal income tax withholding. While the Funds do not expect Fund shares to constitute U.S. real property interests, a portion of a Fund’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests. Foreign shareholders should contact their tax advisors and financial planners regarding the tax consequences to them of such distributions. “Short-term capital gain distributions” are distributions designated as such from a Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year generally attributable to its net short-term capital gain.

If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder’s death, Fund shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). Under recently enacted tax legislation, with respect to estates of decedents dying after December 31, 2004, and before January 1, 2008, if a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the United States at the time of the shareholder’s death, Fund shares will not be deemed property situated in the United States in the proportion that, at the end of the quarter of the Fund’s taxable year immediately preceding the shareholder’s date of death, the assets of the Fund that were “qualifying assets” (i.e., bank deposits, debt obligations or property not within the United States) with respect to the decedent bore to the total assets of the Fund. In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

CAPITAL STOCK

As of the date of this SAI, the beneficial interests in the Trust are divided into transferable shares of 12 separate and distinct series authorized and established by the Board of Trustees. The number of shares of each series, and class thereof, is unlimited and each share has no par value. The Board of Trustees may, in the future, authorize the issuance of other series representing shares of additional investment portfolios or funds.

Although the Trust is not required to hold regular annual shareholder meetings, occasional annual or special meetings may be required for purposes such as electing and removing Trustees, approving advisory contracts, and changing a Fund’s fundamental investment policies.

Voting.

All shares of the Trust will be voted separately by individual series, except: (i) when required by the 1940 Act, shares will be voted in the aggregate and not by individual series; and (ii) when the Trustees have determined that the matter affects the interests of more than one series, then the Shareholders of all such affected series will be entitled to vote thereon in the aggregate and not by individual series. The Trustees also may determine that a matter affects only the interests of one or more classes of a series, in which case any such matter will be voted on separately by such class or classes. For example, a change in a Fund’s fundamental investment policy would be voted upon only by shareholders of the Fund. Additionally, approval of an advisory contract is a matter to be determined separately by Fund. Approval by the shareholders of a Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios. As used in the Prospectus and in this SAI, the term “1940 Act majority,” when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust’s outstanding shares.

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Each share will entitle the holder thereof to one vote for each dollar (and each fractional dollar thereof) of net asset value (number of shares owned times net asset value per share) of shares outstanding in such holder’s name on the books of the Trust. There shall be no cumulative voting in the election of Trustees. Depending on the terms of a particular benefit plan and the matter being submitted to a vote, a sponsor may request direction from individual participants regarding a shareholder vote. In the case of any vote by the Trust as an interestholder in a Master Portfolio that is being “passed through” to Fund shareholders, the Trustees of the Trust will vote shares for which they receive no voting instructions in the same proportion as the shares for which they do receive voting instructions.

The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act. However, the Trust will hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the holders of at least 10% of the Trust’s outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

Each share of a Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

The Master Portfolio.

Whenever a Fund, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders. If the Master Portfolio’s investment objective or policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund may also elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund’s portfolio in accordance with its objective. In the latter case, the Fund’s inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders’ investments in the Fund.

MIP is an open-end, series investment management company organized as a Delaware statutory trust. MIP was organized on October 20 1993. MIP’s Declaration of Trust provides that its investors would be personally responsible for MIP’s liabilities and obligations, but only to the extent MIP’s property is insufficient to satisfy such liabilities and obligations. The Declaration of Trust also provides that MIP shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of MIP, its investors, Trustees, officers, employees and agents covering possible tort and other liabilities, and that investors will be indemnified to the extent they are held liable for a disproportionate share of MIP’s obligations. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and MIP itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of MIP are not binding upon its Trustees individually but only upon the property of MIP and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee’s office.

The interests in each Master Portfolio of MIP have voting and other rights generally corresponding to those rights enumerated above for shares of the Funds. MIP also intends to dispense with annual meetings, but is required by Section 16(c) of the Act to hold a special meeting and assist investor communications under the circumstances described above with respect to the Trust. Whenever a Fund is requested to vote on a matter with respect to its Master Portfolio, the Fund will hold a meeting of Fund shareholders and will cast its votes as instructed by such shareholders. In a situation where a Fund does not receive instruction from certain of its shareholders on how to vote the corresponding shares of a Master Portfolio, such Fund will vote such shares in the same proportion as the shares for which the Fund does receive voting instructions.

ADDITIONAL INFORMATION ON THE FUNDS

The Trust provides annual and semi-annual reports to all shareholders. The annual reports contain audited financial statements and other information about the Funds including additional information on performance. Shareholders may obtain a copy of the Trust’s most recent annual report without charge by calling 1 877 BGI 1544 (1 877 244 1544) (toll-free) or e-mailing the Fund at BGIFUNDS@seic.com.

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The Registration Statement, including the Prospectus for the Funds, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

No person has been authorized to give any information or to make any representations other than those contained in the Funds’ Prospectus, this SAI and in the Trust’s official sales literature in connection with the offer of the Funds’ shares and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust. This SAI does not constitute an offer in any state in which, or to any person to whom, such offering may not lawfully be made.

FINANCIAL STATEMENTS

The audited financial statements, including the schedule of investments, financial highlights and independent registered public accounting firm’s reports for the fiscal year ended December 31, 2005 for the Bond Index and S&P 500 Stock Funds and corresponding Master Portfolios are hereby incorporated by reference to the Trust’s Annual Report, as filed with the SEC on [            ]. The audited financial statements are attached to all SAIs delivered to shareholders or prospective shareholders.

39

APPENDIX

Description of certain ratings assigned by Standard & Poor’s Corporation (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch Inc. (“Fitch”):

S&P Long-Term Credit Ratings

“AAA”

An obligor rated ‘AAA’ has EXTREMELY STRONG capacity to meet its financial commitments. AAA is the highest Issuer Credit Rating assigned by Standard & Poor’s.

“AA”

An obligor rated ‘AA’ has VERY STRONG capacity to meet its financial commitments. It differs from the highest rated obligors only in small degree.

“A”

An obligor rated ‘A’ has STRONG capacity to meets its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher rated categories.

“BBB”

An obligor rated ‘BBB’ has ADEQUATE capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

Obligors rated ‘BB’, ‘B’ ‘CCC’, and ‘CC’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘CC’ the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB”

An obligor rated ‘BB’ is LESS VULNERABLE in the near term then other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitments. B An obligor rated ‘B’ is MORE VULNERABLE then the obligors rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments.

“B”

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC”

An obligor rated ‘CCC’ is CURRENTLY VULNERABLE, and is dependent upon favorable business, financial, and economic conditions to meets its financial commitments.

“CC”

An obligor rated ‘CC’ is CURRENTLY HIGHLY-VULNERABLE.

Plus (+) or minus (-) The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

“R”

An obligor rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over other or pay some obligations and not others. Please see Standard & Poor’s issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

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“SD and D”

An obligor rated ‘SD’ (Selective Default) or ‘D’ has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A ‘D’ rating is assigned when Standard & Poor’s believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when Standard & Poor’s believes that the obligor has selectively defaulted on a specific issue or class obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. Please see Standard & Poor’s issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.

“N.R.”

An issuer designated N.R. is not rated.

“Public Information Ratings”

Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

Outlooks are not provided for ratings with a ‘pi’ subscript, nor are they subject to potential CreditWatch listings. Ratings with a ‘pi’ subscript generally are not modified with ‘+’ or ‘-’ designations. However, such designations [not] assigned when the issuer’s credit rating is constrained by sovereign risk or the credit quality of a parent company [or] affiliated group.

S&P Short-Term Credit Ratings

“A-1”

An obligor rated ‘A-1’ has STRONG capacity to meet its financial commitments. It is rated in the highest category by Standard & Poor’s. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is EXTREMELY STRONG.

“A-2”

An obligor rated ‘A-2’ has SATISFACTORY capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

“A-3”

An obligor rated ‘A-3’ has ADEQUATE capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

“B”

An obligation rated ‘B’ is more vulnerable to nonpayment then obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“C”

A subordinated debt or preferred stock obligation rated ‘C’ is CURRENTLY HIHGLY VULNERABLE to nonpayment. The ‘C’ rating may be used to cover a situation where bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears dividends or sinking fund payments, but that is currently paying.

“R”

An obligor rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over other or pay some obligations and not others. Please see Standard & Poor’s issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

41

“SD and D”

An obligor rated ‘SD’ (Selective Default) or ‘D’ has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A ‘D’ rating is assigned when Standard & Poor’s believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when Standard & Poor’s believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. Please see Standard & Poor’s issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.

“N.R.” An issuer designated N.R. is not rated.

Local Currency and Foreign Currency Risks Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Long-Term Credit Ratings

“Aaa”

Obligations rated ‘Aaa’ are judged to be of the highest quality, with minimal credit risk.

“Aa”

Obligations rated ‘Aa’ are judged to be of high quality and are subject to very low credit risk.

“A”

Obligations rated ‘A’ are considered upper-medium grade and are subject to low credit risk.

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“Baa”

Obligations rated ‘Baa’ are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

“Ba”

Obligations rated ‘Ba’ are judged to have speculative elements and are subject to substantial credit risk.

“B”

Obligations rated ‘B’ are considered speculative and are subject to high credit risk.

“Caa”

Obligations rated ‘Caa’ are judged to be of poor standing and are subject to very high credit risk.

“Ca”

Obligations rated ‘Ca’ are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C”

Obligations rated ‘C’ are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal and interest.

Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Moody’s Short-Term Credit Ratings

“P-1”

Issuers (or supporting institutions) rated ‘Prime-1’ have a superior ability to repay short-term debt obligations.

“P-2”

Issuers (or supporting institutions) rated ‘Prime-2’ have a strong ability to repay short-term debt obligations.

“P-3”

Issuers (or supporting institutions) rated ‘Prime-3’ have an acceptable ability to repay short-term obligations.

“NP”

Issuers (or supporting institutions) rated ‘Not Prime’ do not fall within any of the Prime rating categories.

Fitch Long-Term Credit Ratings

Fitch’s long-term credit ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer’s future financial strength and credit quality.

“AAA”

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA”

Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

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“A”

High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB”

Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

“BB”

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

“B”

Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

“CCC”, “CC” and “C”

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic development. A ‘CC’ rating indicates that default of some kind appears probably. ‘C’ ratings signal imminent default.

“DDD”, “DD” and “D”

Default. Securities are extremely speculative, and their worth cannot exceed their recovery value in any liquidation or reorganization of the obligor. ‘DDD’ designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, ‘DD’ indicates expected recovery of 50%—90% of such outstandings, and ‘D’ the lowest recovery potential, i.e. below 50%.

Notes:

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ category or to categories below ‘CCC’.

Fitch Short-Term Credit Ratings

Fitch’s short-term credit ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

“F-1”

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F-2”

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

“F-3”

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Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

“B”

Speculative. Minimal capacity for timely payments of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

“C”

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

“D”

Default. Denotes actual or imminent payment default.

Notes:

“+” may be appended to an ‘F1’ rating class to denote relative status within the category.

45

PROSPECTUS

MAY 1, 2006

Institutional Money Market Fund

AON CAPTIVES SHARES

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission (“SEC”) nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

3	Investment Objective

3	Principal Investment Strategies

4	Principal Risk Factors

5	Investment Returns

6	Fees and Expenses

7	Management of the Fund

8	Shareholder Information

13	Financial Highlights

Investment Objective*

The investment objective for the Institutional Money Market Fund (the “Fund”) is to seek a high level of income consistent with liquidity and the preservation of capital.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. The Fund’s portfolio will maintain an average weighted maturity of 90 days or less. Under normal circumstances, the Fund expects to invest at least 95% of its assets in any combination of such investments, which may include certificates of deposit, high-quality debt obligations, such as corporate debt, certain obligations of U.S. and foreign banks, certain repurchase agreements and obligations of the U.S. government, its agencies and instrumentalities (including government-sponsored enterprises).

The Fund reserves the right to concentrate its investments (i.e., invest 25% or more of its total assets in securities of issuers in a particular industry) in the obligations of domestic banks.

*	The Institutional Money Market Fund invests all of its assets in a separate mutual fund—the Money Market Master Portfolio (the “Master Portfolio”)—that has a substantially identical investment objective. All discussion of the investment objective, strategies and risks of the Fund refers also to the investment objective, strategies and risks of its corresponding Master Portfolio, unless otherwise indicated. A detailed description of the relationship of the Fund to its Master Portfolio appears on page 11.

3

Principal Risk Factors

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

While some of the Fund’s portfolio securities are issued and guaranteed by the U.S. government, its agencies or instrumentalities, such securities are subject to the risk of sharply rising or falling interest rates which could cause the Fund’s income to fluctuate as the market value of the Fund’s securities fluctuates.

The Fund’s income and/or share price could also be affected by downgrades or defaults of any of the Fund’s holdings. Certain securities issued by U.S. government-sponsored entities, such as Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Federal Home Loan Banks, are not guaranteed by the U.S. government, and no assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

The Fund’s yield will vary as the securities in its portfolio mature or are sold, and the proceeds are reinvested in securities with different interest rates.

The risks generally associated with concentrating investments in the banking industry include interest rate risk, credit risk, and the risk of negative regulatory or market developments affecting the banking and financial services industries.

For a further description of the Fund’s policies and procedures with respect to disclosure of the Fund’s corresponding Master Portfolio’s portfolio holdings, and a discussion of the Fund’s investments and risks, please refer to the Fund’s combined Statement of Additional Information (“SAI”). The SAI is incorporated by reference in this Prospectus and is available, free of charge, by calling 1 877 BGI 1544 (1 877 244 1544).

Who May Want to Invest in the Fund

The Fund is designed for investors who:

■	seek income from a high quality portfolio;

■	wish to maintain the value of their investment in the long- and short-term; and/or

■	seek an interim investment or a short-term goal.

4	BARCLAYS GLOBAL INVESTORS FUNDS

Investment Returns

Total Returns

The bar chart and the table in this section provide some indication of the risks of investing in the Aon Captives Shares of the Fund. The Aon Captives Shares commenced operations on August 4, 1999. The bar chart shows the return of the Fund for each full calendar year since the Fund’s inception. The average annual total return table compares the average annual total return of the Aon Captives Shares of the Fund to those of a group of corresponding funds over various periods of time. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

Institutional Money Market Fund—Aon Captives Shares Year-By-Year Returns

(Years ended December 31)

The highest and lowest quarterly returns for the Aon Captives Shares of the Institutional Money Market Fund for the periods covered by the bar chart above are listed below:

Highest Quarterly Return:	Lowest Quarterly Return:

%	%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2005)

	1 YEAR	5 YEARS	SINCE INCEPTION (AUGUST 4, 1999)
Institutional Money Market Fund—Aon Captives Shares	%	%	%
MFR Averages/FTI*	%	%	%	**

*	The Aon Captives Shares of the Institutional Money Market Fund is tracked against the Money Fund Report First Tier Institutional Average, a service of iMoneyNet, Inc.
**	The Money Fund Report average is calculated from August 1, 1999.

The Fund’s seven-day yield, also called the current yield, annualizes the amount of income the Fund generates over a seven-day period by projecting the amount for an entire year.

To learn the Fund’s current seven-day yield, call 1 877 BGI 1544 (1 877 244 1544) (toll-free) Monday through Friday from 8:30 a.m. to 6:30 p.m. Eastern Time or visit www.BGICash.com.

5

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold Aon Captives Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS A PERCENTAGE OF DAILY NET ASSETS)
Management fees(3)	0.10%
Rule 12b-1 fees	0.10%
Other expenses	0.05%
Total annual Fund operating expenses(1),(2),(3)	0.25%
Less management fee waiver(3)	(0.03)%
Net expenses(3)	0.22%

(1)	Total annual Fund operating expenses in the above table and the following example reflect the expenses of both the Fund and the Master Portfolio in which it invests.
(2)	The Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they determine, from time to time.
(3)	Barclays Global Fund Advisors (“BGFA”), the investment adviser to the Master Portfolio, has contractually agreed to waive a portion of its management fees through April 30, 2007. After such contractual waiver, the management fee will be 0.07%.

Example

The example below is intended to help you compare the Fund’s costs with those of other mutual funds. The example illustrates the costs you would have incurred on an initial $10,000 investment in the Fund over the time periods shown. It assumes your investment earns an annual return of 5% over the periods, that the Fund’s total operating expenses remain the same, and the contractual fee waiver is in effect for year one.

The Fund does do not charge a sales load or other fee upon redemption. This means that your expenses for each period would be the same whether or not you sell your shares at the end of a period. Your actual costs may be higher or lower than this hypothetical example.

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Institutional Money Market Fund (Aon Captives Shares)	$	$	$	$

6	BARCLAYS GLOBAL INVESTORS FUNDS

Management of the Fund

Investment Adviser

The Fund is a feeder fund that invests all of its assets in a Master Portfolio with a substantially identical investment objective, strategies and policies. Accordingly, the Fund does not have its own investment adviser. BGFA, a registered investment adviser, serves as investment adviser for the Master Portfolio. For its services to the Master Portfolio, BGFA is entitled to receive an advisory fee at the annual rate of 0.10% (0.07% pursuant to the current contractual fee waiver) of the Master Portfolio’s average daily net assets.

BGFA is located at 45 Fremont Street, San Francisco, California 94105. It is a wholly-owned subsidiary of Barclays Global Investors, N.A. (“BGI”), which in turn is a majority-owned subsidiary of Barclays Bank PLC. BGI, including its affiliates, is one of the world’s largest managers of institutional investment assets. As of December 31, 2005, BGI and its affiliates, including BGFA, provided investment advisory services for over $1.5 trillion in assets.

A discussion regarding the basis for the Master Portfolio’s Board of Trustees’ approval of the investment advisory agreement with BGFA is available in the Fund’s semi-annual report for the 6-month period ended June 30.

Administrative Services

BGI provides the following services, among others, as the Fund’s administrator:

■	Management of the Fund’s non-investment operations;

■	Preparation of reports for the Fund’s Board of Trustees;

■	Preparation of required filings with the SEC and state securities commissions;

■	Preparation of proxy statements and shareholder reports; and

■	Engaging and supervising certain intermediaries (“Shareholder Servicing Agents”) that service certain Fund accounts.

BGI is entitled to receive a fee for these services, among others, at the annual rate of 0.05% of the average daily net assets of the Aon Captives Shares of the Fund. In return for this fee, BGI has agreed to absorb all expenses for the Fund other than the investment advisory fee, distribution fees, extraordinary expenses, brokerage and other expenses connected to the execution of portfolio transactions and certain other expenses which are borne directly by the Fund.

The Shareholder Servicing Agents service individual and omnibus Fund accounts. In addition to serving as an agent of the Fund for purposes of accepting orders for purchases and redemptions of Fund shares, Shareholder Servicing Agents may provide administrative support and account services such as processing purchases and redemptions of shares on behalf of individual and omnibus Fund accounts, answering shareholder inquiries, keeping records, transmitting reports and communications from the Fund, and providing reports on the status of individual and omnibus accounts. Out of the fees BGI receives from the Fund for providing administrative services, BGI pays shareholder servicing fees to certain Shareholder Servicing Agents in amounts not exceeding maximum fee rates approved by the Fund’s Board of Trustees, for those shareholder servicing, sub-administration, recordkeeping, sub-transfer agency and processing services that the Shareholder Servicing Agents perform for their clients that would otherwise be performed by BGI or the Fund’s other service providers. In addition, BGFA and/or BGI may pay significant additional amounts from their own resources to Shareholder Servicing Agents for those services.

From time to time, BGFA, BGI and/or the Fund’s distributor may also pay significant additional amounts from their own resources to other intermediaries that perform services in connection with the sale of Fund shares.

Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the Aon Captives Shares of the Fund. This plan is used to pay for distribution-related services, including ongoing compensation to selling agents, including the Aon Securities Corporation. The fees are paid out of the Aon Captives Shares assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees paid under the plan are at an annual rate of 0.10% of the average daily net assets of the Aon Captives Shares of the Fund.

7

Shareholder Information

Who is Eligible to Invest

The minimum initial investment amount for the Aon Captives Shares is $500,000; however, in certain situations, the minimum initial investment amount may be reduced or waived. Please contact Investors Bank & Trust Co. (“IBT”), the Fund’s custodian, transfer agent, and dividend disbursing agent, for more information.

In order to invest, a completed account application form must be submitted to and processed by IBT and an account number assigned. You may be asked to provide information to verify your identity when opening an account.

How to Buy Shares

You may buy Fund shares without paying a sales charge. Your purchase order must be received in proper form, as determined by IBT or an intermediary pursuant to an appropriate agreement, on any day the Fund is open (a “Business Day”) by 5:00 p.m. Eastern Time or earlier on any Business Day the primary markets for the Fund close early to purchase shares at that day’s net asset value per share (“NAV”). Orders received after 5:00 p.m. Eastern Time or earlier on any Business Day the primary markets for the Fund close early will be executed on the next Business Day. The Fund is generally open Monday through Friday and is closed on weekends, New York Stock Exchange (“NYSE”) Holidays, Columbus Day and Veterans’ Day.

The Fund reserves the right to suspend or discontinue the offer and sale of its shares and to reject or cancel any purchase order, for any reason.

Purchases must be made in U.S. dollars and funds must be received via the FedWire system by its close, or by such other means as the Fund may from time to time determine. You may be charged for any costs incurred in connection with a purchase order that has been placed but not funded as described above.

How to Sell Shares

You may sell Fund shares without paying a sales charge. Your order to sell shares must be received in proper form, as determined by IBT or an intermediary pursuant to an appropriate agreement, by 5:00 p.m. Eastern Time on any Business Day or earlier on any Business Day the primary markets for the Fund closes early to sell shares at that day’s NAV. Orders received after 5:00 p.m. Eastern Time or earlier on any Business Day the primary markets for the Funds close early will be executed on the next Business Day. Contact IBT at 1 888 204 3956 for additional information and documentation required for an order to sell.

The Fund generally remits the proceeds from a sale the same Business Day after receiving a properly executed order to sell. The Fund can delay payment for one day, or longer than one day under extraordinary circumstances. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by the Fund or the fair determination of the Fund’s NAV not reasonably practicable; or (iii) the SEC by order permits the suspension of the right of redemption for the protection of the investors. The Fund reserves the right to suspend your right of redemption and to delay delivery of your redemption proceeds, as permitted under Section 22(e) of the Investment Company Act of 1940, as amended, and other applicable laws. The Fund further reserves the right to automatically redeem your shares and close your account for any reason, and send you the proceeds, which would reflect the NAV on the day the Fund automatically redeems your shares. For

8	BARCLAYS GLOBAL INVESTORS FUNDS

example, the Fund may automatically redeem your shares to reimburse the Fund for any losses sustained by reason of your failure to make full payment for shares purchased or to collect any charge relating to a transaction effected for your benefit that is applicable to the Fund’s shares as provided from time to time in this Prospectus.

In addition, the Fund reserves the right to send your redemption proceeds in the form of securities from its Master Portfolio. For further information, please refer to the Fund’s SAI or contact IBT at 1 888 204 3956.

Upon redemption, the identity of the holder of the account to which the proceeds are being sent may need to be verified.

Instructions for Existing Shareholders

Existing shareholders who have established accounts with the Fund can add to or redeem from their Fund account by wire instructions, by phone or through the mail.

■	To invest by wire, check that option on your account application when you open your account. If you already have an account, call IBT at 1 888 204 3956 to receive a bank-wire application.

You should instruct your bank to wire funds as follows:

Investors Bank & Trust Co.

ABA # 011001438

Attn: Transfer Agent

Account # DDA 555555535

For Further Credit to: Barclays Global Investors Funds

Shareholder Account Name

Shareholder Account Number

Fund Share Class Number

1126 (Aon Captives Shares Institutional Money Market Fund)

■	To invest by mail, make your check payable to the Institutional Money Market Fund—Aon Captives Shares and mail to Investors Bank & Trust Company, P.O. Box 642, Boston, MA 02117-0642. Please include the Fund’s Share Class number and account number on your check. You will find them on your monthly statements.

■	To redeem shares by phone, call 1 888 204 3956 any Business Day between 8:30 a.m. and 5:00 p.m. Eastern Time or earlier on any Business Day the primary markets for the Fund close early. IBT will employ procedures designed to confirm that your order is valid. These may include asking for identifying information and recording the phone call. Neither IBT nor the Fund may be held liable for acting on telephone instructions IBT reasonably believes to be valid. IBT will wire proceeds directly to your designated bank account.*

■	To redeem shares by mail, indicate the dollar amount you wish to receive or the number of shares you wish to sell in your order to sell. Include your Fund, account and taxpayer identification numbers. All account signatories must sign the order.

■	Existing shareholders can ask IBT to wire proceeds directly to their designated bank account.**

When an existing shareholder purchases Fund shares and then quickly sells, the Fund may delay the payment of proceeds up to ten days to ensure that purchase checks have cleared.

*	If you wish to change your bank wire instructions, you must make your request in writing and include a signature guarantee to help prevent fraud. You can obtain a signature guarantee from most banks and securities dealers. A signature guarantee is not a notarized signature.
**	If you direct the sales proceeds to someone other than your account’s owner of record, to an address other than your account’s address of record or to a bank not designated previously, you must make your request in writing and include a signature guarantee to help prevent fraud. You can obtain a signature guarantee from most banks and securities dealers. A signature guarantee is not a notarized signature.

9

Calculating the Fund’s Share Price

The Fund’s share price (also known as the Fund’s NAV) is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

The Fund’s NAV is calculated at 5:00 p.m. Eastern Time on any Business Day (or, if the primary markets for the Fund close early, at such closing time). The NAV of the Fund is calculated based on the net asset value of the Master Portfolio in which the Fund invests. The Fund’s SAI includes a description of the methods for valuing the Master Portfolio’s investments.

The Fund seeks to maintain a constant price of $1.00 per share, although it can offer no assurance that it will be able to do so.

The price at which a purchase or redemption order for the Fund’s shares is processed is based on the next calculation of the Fund’s NAV after the order is received in proper form, as determined by IBT.

Fund Distributions

The Fund declares distributions of its net investment income daily and distributes them monthly to shareholders. The Fund distributes its realized net capital gains, if any, to shareholders at least annually. Distributions payable to you by the Fund will be automatically reinvested in additional shares of the Fund unless you elected to receive distribution payment in cash.

You begin earning distributions on your shares the day your purchase order takes effect. You continue earning daily distributions on your shares up to but not including the date you sell them.

The Fund credits distributions earned on weekends and holidays to the preceding Business Day. If you sell shares before the monthly distribution payment date, the Fund remits any distributions declared but not yet paid on the next distribution payment date. If you sell all shares before the monthly distribution payment date, the Fund remits all distributions accrued with the sale proceeds.

Frequent Trading in Fund Shares

Because of the investment objective and strategies of the Fund’s corresponding Master Portfolio, the Master Portfolio’s Board of Trustees has adopted a policy of not monitoring for frequent purchase and redemption (“frequent trading”) activity that appears to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a Master Portfolio’s portfolio securities after the close of the primary markets for those portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), and the Fund’s Board of Trustees has not adopted a policy of monitoring for other frequent trading activity in the Fund.

Taxes

The following discussion regarding federal income taxes is based upon laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and its U.S. shareholders. This discussion is not intended as a substitute for careful tax planning. Please see the SAI for additional federal income tax information.

10	BARCLAYS GLOBAL INVESTORS FUNDS

As with all mutual funds, you generally will be required to pay taxes on your distributions from your Fund’s net investment income and realized net capital gains. Distributions from the Fund normally will be taxable to you when paid, whether you choose to receive them in cash or automatically reinvest them in additional Fund shares. The amount of taxes you owe will vary from year to year, based on the amount and character of the Fund distributions to you and your tax rate.

Distributions generally create the following tax liability:

TRANSACTION	TAX STATUS
Income distribution	Ordinary income
Short-term capital gain distribution	Ordinary income
Long-term capital gain distribution	Long-term capital gain

Normally, the Fund does not expect to realize significant capital gains.

Distributions from your Fund paid to corporate shareholders will not qualify for the dividends-received deduction generally available to corporate taxpayers. In general, distributions from your Fund also will not qualify for the reductions in federal income taxation of dividends payable to individuals from certain U.S. and foreign corporations.

As long as your Fund maintains a $1.00 NAV per share, your sales of Fund shares should not be taxable.

Following the end of each year, your Fund will send you a notice that tells you how much you have received in distributions during the year and their federal tax status. You could also be subject to foreign, state and local taxes on such distributions.

In certain circumstances, you may be subject to backup withholding taxes.

Tax considerations for tax-exempt or foreign investors or those holding Fund shares through a tax-deferred account, such as a 401(k) Plan or IRA, will be different. Because each investor’s tax circumstances are unique and because tax laws are subject to change, you should consult your tax advisor about your investment.

Master/Feeder Mutual Fund Structure

The Fund does not have its own investment adviser. Instead, the Fund invests all of its assets in a corresponding Master Portfolio that has a substantially identical investment objectives, strategies, and policies as the Fund. BGFA serves as investment adviser to the Master Portfolio. The Master Portfolio may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolio and therefore the Fund.

Feeder Fund Expenses. The feeder fund bears the Master Portfolio’s expenses in proportion to the amount of assets it invests in the Master Portfolio. The feeder fund can set its own transaction minimums, fund-specific expenses and conditions.

11

Feeder Fund Rights. Under the master/feeder structure, the Fund’s Board of Trustees retains the right to withdraw the Fund’s assets from the Master Portfolio if it believes doing so is in the Fund’s shareholders’ best interests. If the Board of Trustees decides to withdraw the Fund’s assets, it would then consider whether the Fund should hire its own investment adviser, invest in another master portfolio or take other action.

Share Class. The Fund offers additional share classes with different expenses and expected returns than those described in this Prospectus, including share classes you may be eligible to purchase. Call 1 877 BGI 1544 (1 877 244 1544) for additional information.

12	BARCLAYS GLOBAL INVESTORS FUNDS

Financial Highlights

The financial table is intended to help investors understand the financial performance of the Aon Captives Shares of the Institutional Money Market Fund’s financial performance for past five years. Certain information reflects financial results for a single Aon Captives Shares’ share of the Fund. The total returns in the table represent the rate of return that an investor would have earned or (lost) on an investment in Aon Captives Shares of the Fund, assuming reinvestment of all dividends and distributions. The information has been audited by [                    ], whose report, along with the Fund’s financial statements, is included in the Fund’s annual report. You may obtain copies of the annual report at no cost by calling 1 877 BGI 1544 (1 877 244 1544), toll-free, Monday through Friday, 8:30 a.m. to 6:30 p.m. Eastern Time.

[To be updated by amendment.]

Institutional Money Market Fund

Aon Captives Shares Financial Highlights

(For a share outstanding throughout the period)

13

BARCLAYS GLOBAL INVESTORS funds

Additional information about the Fund’s investments is available in its annual and semi-annual reports to shareholders and its SAI. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI is incorporated by reference into this Prospectus. If you have any questions about the Fund or wish to obtain the annual and semi-annual report and SAI free of charge, please call the Fund’s toll-free number: 1 877 BGI 1544 (1 877 244 1544), visit our website at: BGICash.com, or email the Fund at: BGICash@seic.com. You may write Barclays Global Investors Funds at: c/o SEI Investments, One Freedom Valley Drive, Oaks, PA 19456.

The SAI, dated May 1, 2006, has been electronically filed with the SEC. You can also obtain this information through the Internet on the SEC’s Website at: http://www.sec.gov. Copies of these documents may be obtained, after paying a duplication fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section. Address your request to: Public Reference Section of the SEC, Washington D.C. 20549-0102.

You can also review and copy the documents at the SEC’s Public Reference Room in Washington, D.C.

Call the SEC at 1 202 942 8090 for further details.

Investment Company Act File No.: 811-07332

BARCLAYS

PROSPECTUS

MAY 1, 2006

INSTITUTIONAL MONEY MARKET FUND

PRIME MONEY MARKET FUND

GOVERNMENT MONEY MARKET FUND

TREASURY MONEY MARKET FUND

INSTITUTIONAL SHARES

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission (“SEC”) nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

3	Investment Objectives

3	Principal Investment Strategies

5	Principal Risk Factors

7	Investment Returns

10	Fees and Expenses

11	Management of the Funds

12	Shareholder Information

16	Financial Highlights

Investment Objectives*

Institutional Money Market Fund and Prime Money Market Fund

The investment objective for both the Institutional Money Market Fund and the Prime Money Market Fund is to seek a high level of income consistent with liquidity and the preservation of capital.

Government Money Market Fund and Treasury Money Market Fund

The investment objective for both the Government Money Market Fund and the Treasury Money Market Fund is to seek to provide investors with a high level of current income consistent with the preservation of capital and liquidity.

Principal Investment Strategies

Institutional Money Market Fund and Prime Money Market Fund

The Funds seek to achieve their investment objectives by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. Each Fund’s portfolio will maintain an average weighted maturity of 90 days or less. In general, the Prime Money Market Fund expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, each Fund expects to invest at least 95% of its assets in any combination of such investments, which may include certificates of deposit, high-quality debt obligations, such as corporate debt, certain obligations of U.S. and foreign banks, certain repurchase agreements and obligations of the U.S. government, its agencies and instrumentalities (including government-sponsored enterprises).

Each Fund reserves the right to concentrate its investments (i.e., invest 25% or more of its total assets in securities of issuers in a particular industry) in the obligations of domestic banks.

Government Money Market Fund

The Fund invests in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. The Fund’s portfolio will maintain an

*	The Institutional Money Market Fund, the Prime Money Market Fund, the Government Money Market Fund and the Treasury Money Market Fund (each, a “Fund” and collectively, the “Funds”) invest all of their assets in a separate mutual fund—the Money Market Master Portfolio, the Prime Money Market Master Portfolio, the Government Money Market Master Portfolio and the Treasury Money Market Master Portfolio (each, a “Master Portfolio” and collectively, the “Master Portfolios”), respectively—that has a substantially identical investment objective as the relevant Fund. All discussion of investment objectives, strategies and risks of the Funds refer also to the investment objectives, strategies and risks of their corresponding Master Portfolios, unless otherwise indicated. A detailed description of the relationship of the Funds to their corresponding Master Portfolios appears on page 15.

3

average weighted maturity of 90 days or less. In general, the Fund expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, at least 80% of the Fund’s assets will be invested in obligations of the U.S. government, its agencies and instrumentalities, repurchase agreements with regard to such obligations, and other money market funds that have substantially the same investment objectives and strategies of the Fund. The principal and interest of all securities are payable in U.S. dollars.

Treasury Money Market Fund

The Fund invests only in high-quality, short-term money market instruments, that, at the time of investment, have remaining maturities of 397 days or less from the date of acquisition. The Fund’s portfolio will maintain an average weighted maturity of 90 days or less. In general, the Fund expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, at least 80% of the Fund’s assets will be invested in U.S. Treasury obligations, in repurchase agreements with regard to U.S. Treasury obligations and in other money market funds that have substantially the same investment objectives and strategies as the Fund.

It is further intended that under normal circumstances, 100% of the Fund’s investments will be U.S. Treasury obligations or repurchase agreements with regard to U.S. Treasury obligations and other money market funds that have substantially the same investment objectives and strategies as the Fund. U.S. Treasury obligations are backed by the full faith and credit of the U.S. government. The principal and interest of all securities are payable in U.S. dollars.

4	BARCLAYS GLOBAL INVESTORS FUNDS

Principal Risk Factors

Institutional Money Market, Prime Money Market and Government Money Market Funds

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

While some of the Funds’ portfolio securities are issued and guaranteed by the U.S. government, its agencies or instrumentalities, such securities are subject to the risk of sharply rising or falling interest rates which could cause the Funds’ income to fluctuate as the market value of the Funds’ securities fluctuates.

Each Fund’s income and/or share price could also be affected by downgrades or defaults of any of the Fund’s holdings. Certain securities issued by U.S. government-sponsored entities, such as Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Federal Home Loan Banks, are not guaranteed by the U.S. government, and no assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Each Fund’s yield will vary as the securities in its portfolio mature or are sold, and the proceeds are reinvested in securities with different interest rates.

The risks generally associated with concentrating investments in the banking industry include interest rate risk, credit risk, and the risk of negative regulatory or market developments affecting the banking and financial services industries.

Treasury Money Market Fund

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

While some of the Fund’s portfolio securities are issued and guaranteed by the U.S. government, such securities are subject to sharply rising or falling interest rates that could cause the Fund’s income to fluctuate as the market value of the Fund’s securities fluctuates.

The Fund’s income and/or share price could also be affected by downgrades or defaults of any of the Fund’s holdings. However, the Fund minimizes this risk by investing only in U.S. Treasury obligations that are backed by the full faith and credit of the U.S. government, or repurchase agreements with regard to U.S. Treasury obligations.

The Fund’s yield will vary as the securities in its portfolio mature or are sold, and the proceeds are reinvested in securities with different interest rates.

5

For a further description of the Funds’ policies and procedures with respect to disclosure of the Funds’ corresponding Master Portfolios’ portfolio holdings, and a discussion of the Funds’ investments and risks, please refer to the Funds’ combined Statement of Additional Information (“SAI”). The SAI is incorporated by reference in this Prospectus and is available free of charge by calling 1 877 BGI 1544 (1 877 244 1544).

Who May Want to Invest in the Funds

The Funds are designed for investors who:

■	seek income from a high quality portfolio;

■	wish to maintain the value of their investment in the long- and short-term; and/or

■	seek an interim investment or a short-term goal.

6	BARCLAYS GLOBAL INVESTORS FUNDS

Investment Returns

Total Returns

The bar charts and tables in this section provide some indication of the risks of investing in the Institutional Shares of the Funds. The bar charts show the return of the Funds for each full calendar year since the Funds’ respective inception dates. The average annual total return table compares the average annual total return of the Institutional Shares of the Funds to those of a group of corresponding funds over various periods of time. How the Funds performed in the past is not necessarily an indication of how they will perform in the future.

Institutional Money Market Fund—Institutional Shares

Year-By-Year Returns

(Years ended December 31)

The highest and lowest quarterly returns for the Institutional Shares of the Institutional Money Market Fund for the periods covered by the bar chart above are listed below:

Highest Quarterly Return:	Lowest Quarterly Return:

%	%

Prime Money Market Fund—Institutional Shares

Year-By-Year Returns

(Year ended December 31)

The highest and lowest quarterly returns for the Institutional Shares of the Prime Money Market Fund for the periods covered by the bar chart above are listed below:

Highest Quarterly Return:	Lowest Quarterly Return:

%	%

7

Government Money Market Fund—Institutional Shares

Year-By-Year Returns

(Year ended December 31)

The highest and lowest quarterly returns for the Institutional Shares of the Government Money Market Fund for the periods covered by the bar chart above are listed below:

Highest Quarterly Return:	Lowest Quarterly Return:

%	%

Treasury Money Market Fund—Institutional Shares

Year-By-Year Returns

(Year ended December 31)

The highest and lowest quarterly returns for the Institutional Shares of the Treasury Money Market Fund for the periods covered by the bar chart above are listed below:

Highest Quarterly Return:	Lowest Quarterly Return:

%	%

8	BARCLAYS GLOBAL INVESTORS FUNDS

AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2005)

	1 YEAR	5 YEARS	SINCE INCEPTION
Institutional Money Market Fund—Institutional Shares*	%	%	%
MFR Averages/FTI**	%	%	%	***
Prime Money Market Fund-Institutional Shares	%		%
MFR Averages/FTI**	%	%	%	***
Government Money Market Fund-Institutional Shares	%	%	%
MFR Averages/FTI**	%	%	%	***
Treasury Money Market Fund-Institutional Shares	%	%	%
MFR Averages/FTI**	%	%	%	***

*	The Institutional Shares of the Institutional Money Market Fund, Prime Money Market Fund, Government Money Market Fund and Treasury Money Market Fund are calculated since inception, August 4, 1999, April 16, 2003, September 1, 2004 and September 1, 2004, respectively.
**	The Institutional Shares of the Funds are tracked against the Money Fund Report First Tier Institutional Average, a service of iMoneyNet, Inc.
***	The Money Fund Report average for the Institutional Money Market Fund, Prime Money Market Fund, Government Money Market Fund and Treasury Money Market Fund are calculated from August 1, 1999, April 15, 2003, [ , 2004] and [ 2004], respectively.

Each Fund’s seven-day yield, also called the current yield, annualizes the amount of income each Fund generates over a seven-day period by projecting the amount for an entire year. To learn each Fund’s current seven-day yield, call 1 877 BGI 1544 (1 877 244 1544) (toll-free) Monday through Friday from 8:30 a.m. to 6:30 p.m. Eastern Time or visit www.BGICash.com

9

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Funds.

ANNUAL FUND OPERATING EXPENSES (Expenses that are deducted from Fund assets)
(as a percentage of daily net assets)	Institutional Money Market Fund	Prime Money Market Fund	Government Money Market Fund	Treasury Money Market Fund
Management fees(3)	0.10%	0.10%	0.10%	0.10%
Other expenses	0.05%	0.05%	0.05%	0.05%
Total annual Fund operating expenses(1),(2),(3)	0.15%	0.15%	0.15%	0.15%
Less management fee waiver(3)	(0.03)%	(0.03)%	(0.03)%	(0.03)%
Net expenses(3)	0.12%	0.12%	0.12%	0.12%

(1)	Total annual Fund operating expenses in the above table and the following example reflect the expenses of both the Fund and the Master Portfolio in which it invests.
(2)	The Funds’ service providers may voluntarily waive or reimburse certain of their fees, as they determine, from time to time.
(3)	Barclays Global Fund Advisors (“BGFA”), the investment adviser to the Master Portfolios, has contractually agreed to waive a portion of its management fees through April 30, 2007. After such contractual waiver, the management fee will be 0.07%.

Example

The example below is intended to help you compare each Fund’s costs for Institutional Shares with those of other mutual funds. The example illustrates the costs you would have incurred on an initial $10,000 investment in each of the Funds over the time periods shown. It assumes your investment earns an annual return of 5% over the periods, that each Fund’s total operating expenses remain the same, and each Fund’s contractual fee waiver is in effect for year one.

The Funds do not charge a sales load or other fee upon redemption. This means that your expenses for each period would be the same whether or not you sell your shares at the end of a period. Your actual costs may be higher or lower than this hypothetical example.

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Institutional Money Market Fund	$	$	$	$
Prime Money Market Fund	$	$	$	$
Government Money Market Fund	$	$	$	$
Treasury Money Market Fund	$	$	$	$

10	BARCLAYS GLOBAL INVESTORS FUNDS

Management of the Funds

Investment Adviser

Each Fund is a feeder fund that invests all of its assets in a Master Portfolio with substantially identical investment objectives, strategies and policies. Accordingly, each Fund does not have its own investment adviser. BGFA, a registered investment adviser, serves as investment adviser for each of the Master Portfolios. For its services to the Master Portfolios, BGFA is entitled to receive an advisory fee at the annual rate of 0.10% (0.07% pursuant to the current contractual fee waiver) of each of the Master Portfolios’ average daily net assets.

BGFA is located at 45 Fremont Street, San Francisco, California 94105. It is a wholly-owned subsidiary of Barclays Global Investors, N.A. (“BGI”), which in turn is a majority-owned subsidiary of Barclays Bank PLC. BGI, including its affiliates, is one of the world’s largest managers of institutional investment assets. As of December 31, 2005, BGI and its affiliates, including BGFA, provided investment advisory services for over $1.5 trillion in assets.

A discussion regarding the basis for the Master Portfolio’s Board of Trustees’ approval of the investment advisory agreement with BGFA is available in each Fund’s semi-annual report for the 6-month period ended June 30.

Administrative Services

BGI provides the following services, among others, as the Funds’ administrator:

■	Management of the Funds’ non-investment operations;

■	Preparation of reports for the Funds’ Board of Trustees;

■	Preparation of required filings with the SEC and state securities commissions;

■	Preparation of proxy statements and shareholder reports; and

■	Engaging and supervising certain intermediaries (“Shareholder Servicing Agents”) that service certain Fund accounts.

BGI is entitled to receive fees for these services, among others, at the annual rate of 0.05% of the average daily net assets of each Fund’s Institutional Share Class. In return for this fee, BGI has agreed to absorb all expenses for each Fund other than the investment advisory fee, extraordinary expenses, brokerage and other expenses connected to the execution of portfolio transactions and certain other expenses which are borne directly by the Funds. No additional administration fees are charged at the Master Portfolio level.

The Shareholder Servicing Agents service individual and omnibus Fund accounts. In addition to servicing as an agent of the Fund for purposes of accepting orders for purchases and redemptions of Fund shares, Shareholder Servicing Agents may provide administrative support and account services such as processing purchases and redemptions of shares on behalf of individual and omnibus Fund accounts, answering shareholder inquires, keeping records, transmitting reports and communications from the Funds, and providing reports on the status of individual and omnibus accounts. Out of the fees BGI receives from the Funds for providing administrative services. BGI pays shareholder servicing fees to certain Shareholder Servicing Agents in amounts not exceeding maximum fee rates approved by the Funds’ Board of Trustees, for those shareholder servicing, sub-administration, recordkeeping, sub-transfer agency and processing services that the Shareholder Servicing Agents perform for their clients that would otherwise be performed by BGI or the Funds’ other service providers. In addition, BGFA and/or BGI may pay significant additional amounts from their own resources to Shareholder Servicing Agents for those services.

From time to time, BGFA, BGI and/or the Funds’ distributor may also pay significant additional amounts from their own resources to other intermediaries that perform services in connection with the sale of Fund shares.

11

Shareholder Information

Who is Eligible to Invest

The minimum initial investment amount for the Institutional Shares of each Fund is $100 million; however, in certain situations, this minimum initial investment amount may be reduced or waived. Please contact Investors Bank & Trust Co. (“IBT”), the Funds’ custodian, transfer agent and dividend disbursing agent, for more information.

In order to invest, a completed account application form must be submitted to and processed by IBT and an account number assigned. You may be asked to provide information to verify your identity when opening an account.

How to Buy Shares

You may buy Fund shares without paying a sales charge. Your purchase order must be received in proper form, as determined by IBT or an intermediary pursuant to an appropriate agreement, on any day the Funds are open (a “Business Day”) by 5:00 p.m. Eastern Time or earlier on any Business Day the primary markets for the Funds close early to purchase shares at that day’s net asset value per share (“NAV”). Orders received after 5:00 p.m. Eastern Time or earlier on any Business Day the primary markets for the Funds close early will be executed on the next Business Day. The Funds are generally open Monday through Friday and are closed on weekends, New York Stock Exchange (“NYSE”) Holidays, Columbus Day and Veterans’ Day.

Each Fund reserves the right to suspend or discontinue the offer and sale of its shares and to reject or cancel any purchase order, for any reason.

Purchases generally must be made in U.S. dollars and funds must be received via the FedWire system by its close, or by such other means as the Funds may from time to time determine. You may be charged for any costs incurred in connection with a purchase order that has been placed but not funded as described above.

How to Sell Shares

You may sell Fund shares without paying a sales charge. Your order to sell shares must be received in proper form, as determined by IBT or an intermediary pursuant to an appropriate agreement, by 5:00 p.m. Eastern Time on any Business Day or earlier on any Business Day the primary markets for the Funds close early to sell shares at that day’s NAV. Orders received after 5:00 p.m. Eastern Time or earlier on any Business Day the primary markets for the Funds close early, will be executed on the next Business Day. Contact IBT at 1 888 204 3956 for additional information and documentation required for an order to sell.

The Funds generally remit the proceeds from a sale the same Business Day after receiving a properly executed order to sell. Each Fund can delay payment for one day, or longer than one day under extraordinary circumstances. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund’s NAV not reasonably practicable; or (iii) the SEC by order permits the suspension of the right of redemption for the protection of the investors. Each Fund reserves the right to suspend your right of redemption and to delay delivery of your redemption proceeds, as permitted under Section 22(e) of the Investment Company Act of 1940, as amended, and other applicable laws. Each Fund further reserves the right to automatically redeem your shares and close your account for any reason, and send you the proceeds, which would reflect the NAV on the day the Fund automatically redeems your shares. For example, a Fund may automatically redeem your shares to reimburse the Fund for any losses sustained by reason of your failure to make full payment for shares purchased or to collect any charge relating to a transaction effected for your benefit that is applicable to the Fund’s shares as provided from time to time in this Prospectus.

12	BARCLAYS GLOBAL INVESTORS FUNDS

In addition, each Fund reserves the right to send your redemption proceeds in the form of securities from its Master Portfolio. For further information, please refer to the Funds’ SAI or contact IBT at 1 888 204 3956.

Upon redemption, the identity of the holder of the account to which the proceeds are being sent may need to be verified.

Special Instructions for Direct Buyers

A Direct Buyer who has established an account with a Fund can add to or redeem from that Fund account by wire instructions, by phone or through the mail.

■	To invest by wire, check that option on your account application when you open your account. If you already have an account, call IBT at 1 888 204 3956 to receive a bank-wire application.

You should instruct your bank to wire funds as follows:

Investors Bank & Trust Co.

ABA # 011001438

Attn: Transfer Agent

Account # DDA 555555535

For Further Credit to: Barclays Global Investors Funds

Shareholder Account Name

Shareholder Account Number

Fund Share Class Number:

1127 (Institutional Money Market Fund—Institutional Shares)

1197 (Prime Money Market Fund—Institutional Shares)

1097 (Government Money Market Fund—Institutional Shares)

1107 (Treasury Money Market Fund—Institutional Shares)

■	To invest by mail, make your check payable to the Fund of your choice and mail to Investors Bank & Trust Company, P.O. Box 642, Boston, MA 02117-0642. Please include the Fund’s Share Class number and your account number on your check. You will find them on your monthly statements.

■	To redeem shares by phone, call 1 888 204 3956 any Business Day between 8:30 a.m. and 5:00 p.m. Eastern Time or earlier on any Business Day the primary markets for the Funds close early. IBT will employ procedures designed to confirm that your order is valid. These may include asking for identifying information and recording the phone call. Neither IBT nor the Funds may be held liable for acting on telephone instructions IBT reasonably believes to be valid. IBT will wire proceeds directly to your designated bank account.*

■	To redeem shares by mail, indicate the dollar amount you wish to receive or the number of shares you wish to sell in your order to sell. Include your Fund, account and taxpayer identification numbers. All account signatories must sign the order.

■	Direct Buyers can ask IBT to wire proceeds directly to their designated bank account.**

When a Direct Buyer purchases Fund shares and then quickly sells, the Fund may delay the payment of proceeds up to ten days to ensure that purchase checks have cleared.

*	If you wish to change your bank wire instructions, you must make your request in writing and include a signature guarantee to help prevent fraud. You can obtain a signature guarantee from most bank and securities dealers. A signature guarantee is not a notarized signature.
**	If you direct the sales proceeds to someone other than your account’s owner of record, to an address other than your account’s address of record or to a bank not designated previously, you must make your request in writing and include a signature guarantee to help prevent fraud. You can obtain a signature guarantee from most banks and securities dealers. A signature guarantee is not a notarized signature.

13

Calculating the Funds’ Share Price

Each Fund’s share price (also known as a Fund’s NAV) is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Each Fund’s NAV is calculated at 5:00 p.m. Eastern Time on any Business Day (or, if the primary markets for the Fund close early, at such closing time). The NAV of each Fund is calculated based on the net asset value of the Master Portfolio in which the Fund invests. Each Fund’s SAI includes a description of the methods for valuing the Master Portfolios’ investments.

The Funds seek to maintain a constant price of $1.00 per share, although they can offer no assurance that they will be able to do so.

The price at which a purchase or redemption order for a Fund’s shares is processed is based on the next calculation of the Fund’s NAV after the order is received in proper form, as determined by IBT.

Fund Distributions

Each Fund declares distributions of its net investment income daily and distributes them monthly to shareholders. A Fund distributes its realized net capital gains, if any, to shareholders at least annually. Distributions payable to you by a Fund will be automatically reinvested in additional shares of that Fund unless you elected to receive distribution payment in cash.

You begin earning distributions on your shares the day your purchase order takes effect. You continue earning daily distributions on your shares up to but not including the date you sell them.

Each Fund credits distributions earned on weekends and holidays to the preceding Business Day. If you sell shares before the monthly distribution payment date, each Fund remits any distributions declared but not yet paid on the next distribution payment date. If you sell all shares before the monthly distribution payment date, each Fund remits all distributions accrued with the sale proceeds.

Frequent Trading in Fund Shares

Because of the investment objectives and strategies of the Funds’ corresponding Master Portfolios, the Master Portfolios’ Board of Trustees has adopted a policy of not monitoring for frequent purchase and redemption (“frequent trading”) activity that appears to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a Master Portfolio’s portfolio securities after the close of the primary markets for those portfolio securities and the reflection of that change in the Funds’ NAV (“market timing”), and the Funds’ Board of Trustees has not adopted a policy of monitoring for other frequent trading activity in the Funds.

Taxes

The following discussion regarding federal income taxes is based upon laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and their U.S. shareholders. This discussion is not intended as a substitute for careful tax planning. Please see the SAI for additional federal income tax information.

As with all mutual funds, you generally will be required to pay taxes on your distributions from your Fund’s net investment income and realized net capital gains. Distributions from a Fund normally will be taxable to you when

14	BARCLAYS GLOBAL INVESTORS FUNDS

paid, whether you choose to receive them in cash or automatically reinvest them in additional Fund Shares. The amount of taxes you owe will vary from year to year, based on the amount and character of the Fund’s distributions to you and your tax rate.

Distributions generally create the following tax liability:

TRANSACTION	TAX STATUS
Income distribution	Ordinary income
Short-term capital gain distribution	Ordinary income
Long-term capital gain distribution	Long-term capital gain

Normally, the Funds do not expect to realize significant capital gains.

Distributions from your Fund paid to corporate shareholders will not qualify for the dividends-received deduction generally available to corporate taxpayers. In general, distributions from your Fund also will not qualify for the reductions in federal income taxation of dividends payable to individuals from certain U.S. and foreign corporations.

As long as your Fund maintains a $1.00 NAV per share, your sales of Fund shares should not be taxable.

Following the end of each year, your Fund will send you a notice that tells you how much you have received in distributions during the year and their federal tax status. You could also be subject to foreign, state and local taxes on such distributions.

In certain circumstances, you may be subject to backup withholding taxes.

Tax considerations for tax-exempt or foreign investors or those holding Fund shares through a tax-deferred account, such as a 401(k) Plan or IRA, will be different. Because each investor’s tax circumstances are unique and because tax laws are subject to change, you should consult your tax advisor about your investment.

Master/Feeder Mutual Fund Structure

The Funds do not have their own investment adviser. Instead, each Fund invests all of its assets in a corresponding Master Portfolio that has substantially identical investment objectives, strategies and policies as the Fund. BGFA serves as investment adviser to each Master Portfolio. The Master Portfolios may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolios and, therefore, the Funds.

Feeder Fund Expenses. Each feeder fund bears its Master Portfolio’s expenses in proportion to the amount of assets each invests in the Master Portfolio. Each feeder fund can set its own transaction minimums, fund-specific expenses and conditions.

Feeder Fund Rights. Under the master/feeder structure, the Funds’ Board of Trustees retains the right to withdraw a Fund’s assets from its corresponding Master Portfolio if it believes doing so is in the Fund’s shareholders’ best interests. If the Board of Trustees decides to withdraw a Fund’s assets, it would then consider whether the Fund should hire its own investment adviser, invest in another master portfolio or take other action.

Share Class. The Funds offer additional share classes with different expenses and expected returns than those described in this Prospectus, including share classes you may be eligible to purchase. Call 1 877 BGI 1544 (1 877 244 1544) for additional information.

15

Financial Highlights

The financial tables are intended to help investors understand the financial performance of the Institutional Shares of the Institutional Money Market, Prime Money Market, Government Money Market and Treasury Money Market Funds’ financial performance since inception. Certain information reflects financial results for a single Institutional Shares’ share of each Fund. The total returns in the table represent the rate of return that an investor would have earned or (lost) on an investment in Institutional Shares of a given Fund, assuming reinvestment of all dividends and distributions. The information has been audited by [                ], whose report, along with the Funds’ financial statements, is included in the Funds’ annual report. You may obtain copies of the annual report at no cost by calling 1 877 BGI 1544 (1 877 244 1544), toll-free, Monday through Friday, 8:30 a.m. to 6:30 p.m. Eastern Time.

[To be updated by amendment]

Institutional Money Market Fund

Institutional Shares Financial Highlights

(For a share outstanding throughout the period)

16	BARCLAYS GLOBAL INVESTORS FUNDS

Prime Money Market Fund

Institutional Shares Financial Highlights

(For a share outstanding throughout the period)

17

Government Money Market Fund

Institutional Shares Financial Highlights

(For a share outstanding throughout the period)

18	BARCLAYS GLOBAL INVESTORS FUNDS

Treasury Money Market Fund

Institutional Shares Financial Highlights

(For a share outstanding throughout the period)

19

Additional information about the Funds’ investments is available in their annual and semi-annual reports to shareholders and their SAI. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during their last fiscal year. The SAI is incorporated by reference into this Prospectus. If you have any questions about the Funds or wish to obtain the annual and semi-annual reports and SAI free of charge, please call the Funds’ toll-free number: 1 877 BGI 1544 (1 877 244 1544), visit our website at: BGICash.com, or email the Funds at: BGICash@seic.com. You may write Barclays Global Investors Funds at: c/o SEI Investments, One Freedom Valley Drive, Oaks, PA 19456.

The SAI, dated May 1, 2006, have been filed electronically with the SEC. You can also obtain this information through the Internet on the SEC’s Website at: http://www.sec.gov. Copies of these documents may be obtained, after paying a duplication fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section. Address your request to: Public Reference Section of the SEC, Washington D.C. 20549-0102.

You can also review and copy the documents at the SEC’s Public Reference Room in Washington, D.C.

Call the SEC at 1 202 942 8090 for further details.

Investment Company Act File No.: 811-07332

PROSPECTUS

MAY 1, 2006

INSTITUTIONAL MONEY MARKET FUND

PRIME MONEY MARKET FUND

GOVERNMENT MONEY MARKET FUND

TREASURY MONEY MARKET FUND

PREMIUM SHARES

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission (“SEC”) nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

3	Investment Objectives

3	Principal Investment Strategies

5	Principal Risk Factors

7	Investment Returns

10	Fees and Expenses

11	Management of the Funds

12	Shareholder Information

17	Financial Highlights

Investment Objectives*

Institutional Money Market Fund and Prime Money Market Fund

The investment objective for both the Institutional Money Market Fund and the Prime Money Market Fund is to seek a high level of income consistent with liquidity and the preservation of capital.

Government Money Market Fund and Treasury Money Market Fund

The investment objective for both the Government Money Market Fund and the Treasury Money Market Fund is to seek to provide investors with a high level of current income consistent with the preservation of capital and liquidity.

Principal Investment Strategies

Institutional Money Market Fund and Prime Money Market Fund

The Funds seek to achieve their investment objectives by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. Each Fund’s portfolio will maintain an average weighted maturity of 90 days or less. In general, the Prime Money Market Fund expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, each Fund expects to invest at least 95% of its assets in any combination of such investments, which may include certificates of deposit, high-quality debt obligations, such as corporate debt, certain obligations of U.S. and foreign banks, certain repurchase agreements and obligations of the U.S. government, its agencies and instrumentalities (including government-sponsored enterprises).

Each of the Institutional Money Market and Prime Money Market Funds reserves the right to concentrate its investments (i.e., invest 25% or more of its total assets in securities of issuers in a particular industry) in the obligations of domestic banks.

*	The Institutional Money Market Fund, the Prime Money Market Fund, the Government Money Market Fund and the Treasury Money Market Fund (each, a “Fund” and collectively, the “Funds”) invest all of their assets in a separate mutual fund—the Money Market Master Portfolio, the Prime Money Market Master Portfolio, the Government Money Market Master Portfolio and the Treasury Money Market Master Portfolio (each, a “Master Portfolio” and collectively, the “Master Portfolios”) , respectively—that has a substantially identical investment objective, as the relevant Fund. All discussion of investment objectives, strategies and risks of the Funds refer also to the investment objectives, strategies and risks of their corresponding Master Portfolios, unless otherwise indicated. A detailed description of the relationship of the Funds to their corresponding Master Portfolios appears on page 16.

3

Government Money Market Fund

The Fund invests in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. The Fund’s portfolio will maintain an average weighted maturity of 90 days or less. In general, the Fund expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, at least 80% of the Fund’s assets will be invested in obligations of the U.S. government, its agencies and instrumentalities, repurchase agreements with regard to such obligations, and other money market funds that have substantially the same investment objectives and strategies of the Fund. The principal and interest of all securities are payable in U.S. dollars.

Treasury Money Market Fund

The Fund invests only in high-quality, short-term money market instruments, that, at the time of investment, have remaining maturities of 397 days or less from the date of acquisition. The Fund’s portfolio will maintain an average weighted maturity of 90 days or less. In general, the Fund expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, at least 80% of the Fund’s assets will be invested in U.S. Treasury obligations, in repurchase agreements with regard to U.S. Treasury obligations and in other money market funds that have substantially the same investment objectives and strategies as the Fund.

It is further intended that under normal circumstances, 100% of the Fund’s investments will be U.S. Treasury obligations or repurchase agreements with regard to U.S. Treasury obligations and other money market funds that have substantially the same investment objectives and strategies as the Fund. U.S. Treasury obligations are backed by the full faith and credit of the U.S. government. The principal and interest of all securities are payable in U.S. dollars.

4	BARCLAYS GLOBAL INVESTORS FUNDS

Principal Risk Factors

Institutional Money Market, Prime Money Market and Government Money Market Funds

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

While some of the Funds’ portfolio securities are issued and guaranteed by the U.S. government, its agencies or instrumentalities, such securities are subject to the risk of sharply rising or falling interest rates which could cause the Funds’ income to fluctuate as the market value of the Funds’ securities fluctuates.

Each Fund’s income and/or share price could also be affected by downgrades or defaults of any of the Fund’s holdings. Certain securities issued by U.S. government-sponsored entities, such as Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Federal Home Loan Banks, are not guaranteed by the U.S. government, and no assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Each Fund’s yield will vary as the securities in its portfolio mature or are sold, and the proceeds are reinvested in securities with different interest rates.

The risks generally associated with concentrating investments in the banking industry include interest rate risk, credit risk, and the risk of negative regulatory or market developments affecting the banking and financial services industries.

Treasury Money Market Fund

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

While some of the Fund’s portfolio securities are issued and guaranteed by the U.S. government, such securities are subject to sharply rising or falling interest rates that could cause the Fund’s income to fluctuate as the market value of the Fund’s securities fluctuates.

The Fund’s income and/or share price could also be affected by downgrades or defaults of any of the Fund’s holdings. However, the Fund minimizes this risk by investing only in U.S. Treasury obligations that are backed by the full faith and credit of the U.S. government, or repurchase agreements with regard to U.S. Treasury obligations.

The Fund’s yield will vary as the securities in its portfolio mature or are sold, and the proceeds are reinvested in securities with different interest rates.

5

For a further description of the Funds’ policies and procedures with respect to disclosure of the Funds’ corresponding Master Portfolios’ portfolio holdings, and a discussion of the Funds’ investments and risks, please refer to the Funds’ combined Statement of Additional Information (“SAI”). The SAI is incorporated by reference in this Prospectus and is available free of charge by calling 1 877 BGI 1544 (1 877 244 1544).

Who May Want to Invest in the Funds

The Funds are designed for investors who:

■	seek income from a high quality portfolio;

■	wish to maintain the value of their investment in the long- and short-term; and/or

■	seek an interim investment or a short-term goal.

6	BARCLAYS GLOBAL INVESTORS FUNDS

Investment Returns

Total Returns

The bar charts and tables in this section provide some indication of the risks of investing in the Premium Shares of the Funds. The bar charts show the return of the Funds for each full calendar year since the Funds’ respective inception dates. The average annual total return table compares the average annual total return of the Premium Shares of the Funds to those of a group of corresponding funds for over various periods of time. How the Funds performed in the past is not necessarily an indication of how they will perform in the future.

Institutional Money Market Fund—Premium Shares Year-By-Year Returns

(Years ended December 31)

The highest and lowest quarterly returns for the Premium Shares of the Institutional Money Market Fund for the periods covered by the bar chart above are listed below:

Highest Quarterly Return:	Lowest Quarterly Return:

%	%

Prime Money Market Fund—Premium Shares Year-By-Year Returns

(Years ended December 31)

7

The highest and lowest quarterly returns for the Premium Shares of the Prime Money Market Fund for the periods covered by the bar chart above are listed below:

Highest Quarterly Return:	Lowest Quarterly Return:

%	%

Government Money Market Fund—Premium Shares Year-By-Year Returns

(Year ended December 31)

The highest and lowest quarterly returns for the Premium Shares of the Government Money Market Fund for the periods covered by the bar chart above are listed below:

Highest Quarterly Return:	Lowest Quarterly Return:

%	%

Treasury Money Market Fund—Premium Shares Year-By-Year Returns

(Year ended December 31)

The highest and lowest quarterly returns for the Premium Shares of the Treasury Money Market Fund for the periods covered by the bar chart above are listed below:

Highest Quarterly Return:	Lowest Quarterly Return:

%	%

8	BARCLAYS GLOBAL INVESTORS FUNDS

AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2005)

	1 YEAR	5 YEARS	SINCE INCEPTION
Institutional Money Market Fund—Premium Shares*	%	%	%
MFR Averages/FTI**	%	%	%	***
Prime Money Market Fund-Premium Shares	%	%	%
MFR Averages/FTI**	%	%	%	***
Government Money Market Fund-Premium Shares	%	%	%
MFR Averages/FTI**	%	%	%	***
Treasury Money Market Fund-Premium Shares	%	%	%
MFR Averages/FTI**	%	%	%	***

*	The Premium Shares of the Institutional Money Market Fund, Prime Money Market Fund, Government Money Market Fund and Treasury Money Market Fund are calculated since inception, December 2, 2002, April 16, 2003, September 1, 2004 and September 1, 2004, respectively.
**	The Premium Shares of the Funds are tracked against the Money Fund Report First Tier Institutional Average, a service of iMoneyNet, Inc.
***	The Money Fund Report average for the Institutional Money Market Fund, Prime Money Market Fund, Government Money Market Fund and Treasury Money Market Fund is calculated from December 1, 2002, April 21, 2003, [ , 2004] and [ 2004], respectively.

Each Fund’s seven-day yield, also called the current yield, annualizes the amount of income each Fund generates over a seven-day period by projecting the amount for an entire year. To learn each Fund’s current seven-day yield, call 1 877 BGI 1544 (1 877 244 1544) (toll-free) Monday through Friday from 8:30 a.m. to 6:30 p.m. Eastern Time or visit www.BGICash.com.

9

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold Premium Shares of the Funds.

ANNUAL FUND OPERATING EXPENSES (Expenses that are deducted from Fund assets)
(as a percentage of daily net assets)

	Institutional Money Market Fund	Prime Money Market Fund	Government Money Market Fund	Treasury Money Market Fund
Management fees(3)	0.10%	0.10%	0.10%	0.10%
Other expenses	0.10%	0.10%	0.10%	0.10%
Total annual Fund operating expenses(1),(2),(3)	0.20%	0.20%	0.20%	0.20%
Less management fee waiver(3)	(0.03)%	(0.03)%	(0.03)%	(0.03)%
Net expenses(3)	0.17%	0.17%	0.17%	0.17%

(1)	Total annual Fund operating expenses in the above table and the following example reflect the expenses of both the Fund and the Master Portfolio in which it invests.
(2)	The Funds’ service providers may voluntarily waive or reimburse certain of their fees, as they determine, from time to time.
(3)	Barclays Global Fund Advisors (“BGFA”), the investment adviser of each Fund’s Master Portfolio, has contractually agreed to waive a portion of its management fees through April 30, 2007. After such contractual waiver, the management fee will be 0.07%.

Example

The example below is intended to help you compare each Fund’s costs for Premium Shares with those of other mutual funds. The example illustrates the costs you would have incurred on an initial $10,000 investment in each of the Funds over the time periods shown. It assumes your investment earns an annual return of 5% over the periods, that each Fund’s total operating expenses remain the same, and each Fund’s contractual fee waiver is in effect for year one.

The Funds do not charge a sales load or other fee upon redemption. This means that your expenses for each period would be the same whether or not you sell your shares at the end of a period. Your actual costs may be higher or lower than this hypothetical example.

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Institutional Money Market Fund	$	$	$	$
Prime Money Market Fund	$	$	$	$
Government Money Market Fund	$	$	$	$
Treasury Money Market Fund	$	$	$	$

10	BARCLAYS GLOBAL INVESTORS FUNDS

Management of the Funds

Investment Adviser

Each Fund is a feeder fund that invests all of its assets in a Master Portfolio with substantially identical investment objectives, strategies and policies. Accordingly, each Fund does not have its own investment adviser. BGFA, a registered investment adviser, serves as investment adviser for each of the Master Portfolios. For its services to the Master Portfolios, BGFA is entitled to receive an advisory fee at the annual rate of 0.10% (0.07% pursuant to the current contractual fee waiver) of each of the Master Portfolios’ average daily net assets.

BGFA is located at 45 Fremont Street, San Francisco, California 94105. It is a wholly-owned subsidiary of Barclays Global Investors, N.A. (“BGI”), which in turn is a majority-owned subsidiary of Barclays Bank PLC. BGI, including its affiliates, is one of the world’s largest managers of institutional investment assets. As of December 31, 2005, BGI and its affiliates, including BGFA, provided investment advisory services for over $1.5 trillion in assets.

A discussion regarding the basis for the Master Portfolio’s Board of Trustees’ approval of the investment advisory agreement with BGFA is available in each Fund’s semi-annual report for the 6-month period ended June 30.

Administrative Services

BGI provides the following services, among others, as the Funds’ administrator:

■	Management of the Funds’ non-investment operations;

■	Preparation of reports for the Funds’ Board of Trustees;

■	Preparation of required filings with the SEC and state securities commissions;

■	Preparation of proxy statements and shareholder reports; and

■	Engaging and supervising certain intermediaries (“Shareholder Servicing Agents”) that service certain Fund accounts.

BGI is entitled to receive a fee for these services, among others, at the annual rate of 0.10% of the average daily net assets of each Fund’s Premium Share Class. In return for this fee, BGI has agreed to absorb all expenses for each Fund other than the investment advisory fee, extraordinary expenses, brokerage and other expenses connected to the execution of portfolio transactions and other expenses which are borne directly by the Funds. No additional administration fees are charged at the Master Portfolio level.

The Shareholder Servicing Agents service individual and omnibus Fund accounts. In addition to serving as an agent of the Fund for purposes of accepting orders for purchases and redemptions of Fund shares, Shareholder Servicing Agents may provide administrative support and account services such as processing purchases and redemptions of shares on behalf of individual and omnibus Fund accounts, answering shareholder inquiries, keeping records, transmitting reports and communications from the Funds, and providing reports on the status of individual and omnibus accounts. Out of the fees BGI receives from the Funds for providing administrative services, BGI pays shareholder servicing fees to certain Shareholder Servicing Agents in amounts not exceeding maximum fee rates approved by the Funds’ Board of Trustees, for those shareholder servicing, sub-administration, recordkeeping, sub-transfer agency and processing services that the Shareholder Servicing Agents perform for their clients that would otherwise be performed by BGI or the Funds’ other service providers. In addition, BGFA and/or BGI may pay significant additional amounts from their own resources to Shareholder Servicing Agents for those services.

From time to time, BGFA, BGI and/or the Funds’ distributor may also pay significant additional amounts from their own resources to other intermediaries that perform services in connection with the sale of Fund shares.

11

Shareholder Information

Who is Eligible to Invest

To be eligible to purchase Premium shares, you must:

■	Invest through an employer-sponsored or individual retirement savings plan;

■	Invest the proceeds rolled over from such plan into an Individual Retirement Account (“IRA”);

■	Maintain an account with Investors Bank & Trust Co. (“IBT”), which is the Fund’s custodian, transfer agent and dividend disbursing agent, or one of the Funds’ Shareholding Servicing Agents; or

■	Initially invest a minimum of $10 million directly through IBT.

The minimum initial investment amount for the Premium Shares of each Fund is $10 million; however, in certain situations, this minimum initial investment amount may be reduced or waived. Please contact your Shareholder Servicing Agent or IBT for more information.

In order to invest, a completed account application form must be submitted to and processed by your Shareholder Servicing Agent or IBT and an account number assigned. You may be asked to provide information to verify your identity when opening an account.

Your Shareholder Servicing Agent may charge you a fee and may offer additional account services. Additionally, your Shareholder Servicing Agent may have procedures for placing orders for Premium Shares that differ from those of the Funds, such as different investment minimums and earlier trading deadlines. Please contact your Shareholder Servicing Agent directly for more information and details.

How to Buy Shares

■	Plan Participant. Invest through payroll deductions or make a direct contribution by rolling over an amount from another plan or from a rollover IRA (make arrangements through your employer). If you are investing through a Shareholder Servicing Agent, your Shareholder Servicing Agent is responsible for properly transmitting your purchase order to IBT, and may impose an earlier deadline than the Funds, as described below.

■	Tax-Deferred Investor. Invest through a Shareholder Servicing Agent as provided in your benefit plan documents. Your Shareholder Servicing Agent is responsible for properly transmitting your purchase order to IBT, and may impose and earlier deadline than the Funds, as described below.

■	Qualified Buyer. Invest through an account set up with your Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your purchase order to IBT, and may impose and earlier deadline than the Funds, as described below.

■	Direct Buyer. See “Special Instructions for Direct Buyers” on page 14.

You may buy Fund shares without paying a sales charge. Your purchase order must be received in proper form, as determined by IBT or an intermediary pursuant to an appropriate agreement, on any day the Funds are open (a “Business Day”) by 5:00 p.m. Eastern Time or earlier on any Business Day

12	BARCLAYS GLOBAL INVESTORS FUNDS

the primary markets for the Funds close early to purchase shares at that day’s net asset value (“NAV”). Orders received after 5:00 p.m. Eastern Time or earlier on any Business Day the primary markets for the Funds close early will be executed on the next Business Day. The Funds are generally open Monday through Friday and are closed on weekends, New York Stock Exchange (“NYSE”) Holidays, Columbus Day and Veterans’ Day.

Each Fund reserves the right to suspend or discontinue the offer and sale of its shares and reject or cancel any purchase order, for any reason.

Purchases generally must be made in U.S. dollars and funds must be received via the FedWire system by its close, or by such other means as the Funds may from time to time determine. You may be charged for any costs incurred in connection with an order that has been placed but not funded as described above.

How to Sell Shares

■	Plan Participant. Contact your Plan Sponsor or Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your sale order to IBT.

■	Tax-Deferred Investor. Contact your Plan Sponsor or Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your sale order to IBT.

■	Qualified Buyer. Contact your Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your sale order to IBT.

■	Direct Buyer. See “Special Instructions for Direct Buyers” on page 14.

You may sell Fund shares without paying a sales charge. Your order to sell shares must be received in proper form, as determined by IBT or an intermediary pursuant to an appropriate agreement, by 5:00 p.m. Eastern Time on any Business Day or earlier on any Business Day the primary markets for the Funds close early to sell shares at that day’s NAV. Orders received after 5:00 p.m. Eastern Time or earlier on any Business Day the primary markets for the Funds close early, will be executed on the next Business Day. Contact IBT at 1 888 204 3956 for additional information and documentation required for an order to sell.

The Funds generally remit the proceeds from a sale the same Business Day after receiving a properly executed order to sell. Each Fund can delay payment for one day, or longer than one day under extraordinary circumstances. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund’s NAV not reasonably practicable; or (iii) the SEC by order permits the suspension of the right of redemption for the protection of the investors. Each Fund reserves the right to suspend your right of redemption and to delay delivery of your redemption proceeds, as permitted under Section 22(e) of the Investment Company Act of 1940, as amended, and other applicable laws. Each Fund further reserves the right to automatically redeem your shares and close your account for any reason, and send you the proceeds, which would reflect the NAV on the day the Fund automatically redeems your shares. For example, a Fund may automatically redeem your shares to reimburse the Fund for any losses sustained by reason of your failure to make full payment for shares purchased or to collect any charge relating to a transaction effected for your benefit that is applicable to the Fund’s shares as provided from time to time in this Prospectus.

In addition, each Fund reserves the right to send your redemption proceeds in the form of securities from its Master Portfolio. For further information, please refer to the Funds’ SAI or contact IBT at 1 888 204 3956.

Upon redemption, the identity of the holder of the account to which the proceeds are being sent may need to be verified.

13

Special Instructions for Direct Buyers

A Direct Buyer who has established an account with a Fund can add to or redeem from that Fund account by wire instructions, by phone or through the mail.

■	To invest by wire, check that option on your account application when you open your account. If you already have an account, call IBT at 1 888 204 3956 to receive a bank-wire application.

You should instruct your bank to wire funds as follows:

Investors Bank & Trust Co.

ABA # 011001438

Attn: Transfer Agent

Account # DDA 555555535

For Further Credit to: Barclays Global Investors Funds

Shareholder Account Name

Shareholder Account Number

Fund Share Class Numbers

1128 (Institutional Money Market Fund—Premium Shares)

1198 (Prime Money Market Fund—Premium Shares)

1098 (Government Money Market Fund—Premium Shares)

1108 (Treasury Money Market Fund—Premium Shares)

■	To invest by mail, make your check payable to the Fund of your choice and mail to Investors Bank & Trust Company, P.O. Box 642, Boston, MA 02117-0642. Please include the Fund’s Share Class number and insert your account number on your check. You will find them on your monthly statements.

■	To redeem shares by phone, call 1 888 204 3956 any Business Day between 8:30 a.m. and 5:00 p.m. Eastern Time or earlier on any Business Day the primary markets for the Funds close early. IBT will employ procedures designed to confirm that your order is valid. These may include asking for identifying information and recording the phone call. Neither IBT nor the Funds may be held liable for acting on telephone instructions IBT reasonably believes to be valid. IBT will wire proceeds directly to your designated bank account.*

■	To redeem shares by mail, indicate the dollar amount you wish to receive or the number of shares you wish to sell in your order to sell. Include your Fund, account and taxpayer identification numbers. All account signatories must sign the order.

■	Direct Buyers can ask IBT to wire proceeds directly to their designated bank account.**

When a Direct Buyer purchases Fund shares and then quickly sells, the Fund may delay the payment of proceeds up to ten days to ensure that purchase checks have cleared.

Calculating the Funds’ Share Price

Each Fund’s share price (also known as a Fund’s NAV) is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

*	If you wish to change your bank wire instructions, you must make your request in writing and include a signature guarantee to help prevent fraud. You can obtain a signature guarantee from most banks and securities dealers. A signature guarantee is not a notarized signature.
**	If you direct the sale proceeds to someone other than your account’s owner of record, to an address other than your account’s address of record or to a bank not designated previously, you must make your request in writing and include a signature guarantee to help prevent fraud. You can obtain a signature guarantee from most banks and securities dealers. A signature guarantee is not a notarized signature.

14	BARCLAYS GLOBAL INVESTORS FUNDS

Each Fund’s NAV is calculated at 5:00 p.m. Eastern Time on any Business Day (or, if the primary markets for the Funds close early, at such closing time). The NAV of each Fund is calculated based on the net asset value of the Master Portfolio in which the Fund invests. Each Fund’s SAI includes a description of the methods for valuing the Master Portfolios’ investments.

The Funds seek to maintain a constant price of $1.00 per share, although they can offer no assurance that they will be able to do so.

The price at which a purchase or redemption order for a Fund’s shares is processed is based on the next calculation of the Fund’s NAV after the order is received in proper form, as determined by IBT.

Fund Distributions

Each Fund declares distributions of its net income daily and distributes them monthly to shareholders. A Fund distributes its realized capital gains, if any, to shareholders at least annually. Distributions payable to you by the Fund will be automatically reinvested in additional shares of that Fund unless you elected to receive distribution payment in cash.

You begin earning distributions on your shares the day your purchase order takes effect. You continue earning daily distributions on your shares up to but not including the date you sell them.

Each Fund credits distributions earned on weekends and holidays to the preceding Business Day. If you sell shares before the monthly distribution payment date, each Fund remits any distributions declared but not yet paid on the next distribution payment date. If you sell all shares before the monthly distribution payment date, each Fund remits all distributions accrued with the sale proceeds.

Frequent Trading in Fund Shares

Because of the investment objective and strategies of each Fund’s corresponding Master Portfolio, the Master Portfolios’ Board of Trustees has adopted a policy of not monitoring for frequent purchase and redemption (“frequent trading”) activity that appears to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a Master Portfolio’s portfolio securities after the close of the primary markets for those portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), and the Funds’ Board of Trustees has not adopted a policy of monitoring for other frequent trading activity in the Funds.

Taxes

The following discussion regarding federal income taxes is based upon laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and their U.S. shareholders. This discussion is not intended as a substitute for careful tax planning. Please see the SAI for additional federal income tax information.

As with all mutual funds, you generally will be required to pay taxes on your distributions from your Fund’s net investment income and realized net capital gains. Distributions from a Fund normally will be taxable to you when paid, whether you choose to receive them in cash or automatically reinvest them in additional Fund shares. The amount of taxes you owe will vary from year to year, based on the amount and character of the Fund’s distributions to you and your tax rate.

15

Distributions generally create the following tax liability:

TRANSACTION	TAX STATUS
Income distribution	Ordinary income
Short-term capital gain distribution	Ordinary income
Long-term capital gain distribution	Long-term capital gain

Normally, the Funds do not expect to realize significant capital gains.

Distributions from your Fund paid to corporate shareholders will not qualify for the dividends-received deduction generally available to corporate taxpayers. In general, distributions from your Fund also will not qualify for the reductions in federal income taxation of dividends payable to individuals from certain U.S. and foreign corporations.

As long as your Fund maintains a $1.00 NAV per share, your sales of Fund shares should not be taxable.

Following the end of each year, your Fund will send you a notice that tells you how much you have received in distributions during the year and their federal tax status. You could also be subject to foreign, state and local taxes on such distributions.

In certain circumstances, you may be subject to backup withholding taxes.

Tax considerations for tax-exempt or foreign investors or those holding Fund shares through a tax-deferred account, such as a 401(k) Plan or IRA, will be different. Because each investor’s tax circumstances are unique and because tax laws are subject to change, you should consult your tax advisor about your investment.

Master/Feeder Mutual Fund Structure

The Funds do not have their own investment adviser. Instead, each Fund invests all of its assets in a corresponding Master Portfolio that has substantially identical investment objectives, strategies, and policies as the individual Fund. BGFA serves as investment adviser to each Master Portfolio. The Master Portfolios may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolios and, therefore, the Funds.

Feeder Fund Expenses. Each feeder fund bears its Master Portfolio’s expenses in proportion to the amount of assets each invests in the Master Portfolio. Each feeder fund can set its own transaction minimums, fund-specific expenses and conditions.

Feeder Fund Rights. Under the master/feeder structure, the Funds’ Board of Trustees retains the right to withdraw a Fund’s assets from its corresponding Master Portfolio if it believes doing so is in the Fund’s shareholders’ best interests. If the Board of Trustees decides to withdraw the Fund’s assets, it would then consider whether the Fund should hire its own investment adviser, invest in another master portfolio or take other action.

Share Class. The Funds offer additional share classes with different expenses and expected returns than those described in this Prospectus including share classes you may be eligible to purchase. Call 1 877 BGI 1544 (1 877 244 1544) for additional information.

16	BARCLAYS GLOBAL INVESTORS FUNDS

Financial Highlights

The financial tables are intended to help investors understand the financial performance of the Premium Shares of the Institutional Money Market, Prime Money Market, Government Money Market and Treasury Money Market Funds’ financial performance since inception. Certain information reflects financial results for a single Premium Shares’ share of each Fund. The total returns in the table represent the rate of return that an investor would have earned or (lost) on an investment in Premium Shares of a given Fund, assuming reinvestment of all dividends and distributions. The information has been audited by [                        ], whose report, along with the Funds’ financial statements, is included in the Funds’ annual report. You may obtain copies of the annual report at no cost by calling 1 877 BGI 1544 (1 877 244 1544), toll-free, Monday through Friday, 8:30 a.m. to 6:30 p.m. Eastern Time.

[To be updated by amendment.]

Institutional Money Market Fund

Premium Shares Financial Highlights

(For a share outstanding throughout the period)

17

Prime Money Market Fund

Premium Shares Financial Highlights

(For a share outstanding throughout the period)

18	BARCLAYS GLOBAL INVESTORS FUNDS

Government Money Market Fund

Premium Shares Financial Highlights

(For a share outstanding throughout the period)

19

Treasury Money Market Fund

Premium Shares Financial Highlights

(For a share outstanding throughout the period)

20	BARCLAYS GLOBAL INVESTORS FUNDS

Additional information about the Funds’ investments is available in their annual and semi-annual reports to shareholders and their SAI. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during their last fiscal year. The SAI is incorporated by reference into this Prospectus. If you have any questions about the Funds or wish to obtain the annual and semi-annual reports and SAI free of charge, please call the Funds’ toll-free number: 1 877 BGI 1544 (1 877 244 1544), visit our website at: BGICash.com, or email the Funds at: BGICash@seic.com. You may write Barclays Global Investors Funds at: c/o SEI Investments, One Freedom Valley Drive, Oaks, PA 19456.

The SAI, dated May 1, 2006, has been electronically filed with the SEC. You can also obtain this information through the Internet on the SEC’s Website at: http://www.sec.gov. Copies of these documents may be obtained, after paying a duplication fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section. Address your request to: Public Reference Section of the SEC, Washington D.C. 20549-0102.

You can also review and copy the documents at the SEC’s Public Reference Room in Washington, D.C.

Call the SEC at 1 202 942 8090 for further details.

Investment Company Act File No.: 811-07332

BARCLAYS GLOBAL INVESTORS	BARCLAYS

PROSPECTUS

MAY 1, 2006

INSTITUTIONAL MONEY MARKET FUND

PRIME MONEY MARKET FUND

GOVERNMENT MONEY MARKET FUND

TREASURY MONEY MARKET FUND

SELECT SHARES

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission (“SEC”) nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

3	Investment Objectives

3	Principal Investment Strategies

5	Principal Risk Factors

7	Investment Returns

10	Fees and Expenses

11	Management of the Funds

12	Shareholder Information

18	Financial Highlights

Investment Objectives*

Institutional Money Market Fund and Prime Money Market Fund

The investment objective for both the Institutional Money Market Fund and the Prime Money Market Fund is to seek a high level of income consistent with liquidity and the preservation of capital.

Government Money Market Fund and Treasury Money Market Fund

The investment objective for both the Government Money Market Fund and the Treasury Money Market Fund is to seek to provide investors with a high level of current income consistent with the preservation of capital and liquidity.

Principal Investment Strategies

Institutional Money Market Fund and Prime Money Market Fund

The Funds seek to achieve their investment objectives by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. Each Fund’s portfolio will maintain an average weighted maturity of 90 days or less. In general, the Prime Money Market Fund expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, each Fund expects to invest at least 95% of its assets in any combination of such investments, which may include certificates of deposit, high-quality debt obligations, such as corporate debt, certain obligations of U.S. and foreign banks, certain repurchase agreements and obligations of the U.S. government, its agencies and instrumentalities (including government-sponsored enterprises).

Each Fund reserves the right to concentrate its investments (i.e., invest 25% or more of its total assets in securities of issuers in a particular industry) in the obligations of domestic banks.

Government Money Market Fund

The Fund invests in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. The Fund’s portfolio will maintain an

*	The Institutional Money Market Fund, the Prime Money Market Fund, the Government Money Market Fund and the Treasury Money Market Fund (each, a “Fund” and collectively, the “Funds”) invest all of their assets in a separate mutual fund—the Money Market Master Portfolio, the Prime Money Market Master Portfolio, the Government Money Market Master Portfolio and the Treasury Money Market Master Portfolio (each, a “Master Portfolio” and collectively, the “Master Portfolios”), respectively—that has a substantially identical investment objective as the relevant Fund. All discussion of investment objectives, strategies and risks of the Funds refer also to the investment objectives, strategies and risks of their corresponding Master Portfolios, unless otherwise indicated. A detailed description of the relationship of the Funds to their corresponding Master Portfolios appears on page 17.

3

average weighted maturity of 90 days or less. In general, the Fund expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, at least 80% of the Fund’s assets will be invested in obligations of the U.S. government, its agencies and instrumentalities, repurchase agreements with regard to such obligations, and other money market funds that have substantially the same investment objectives and strategies of the Fund. The principal and interest of all securities are payable in U.S. dollars.

Treasury Money Market Fund

The Fund invests only in high-quality, short-term money market instruments, that, at the time of investment, have remaining maturities of 397 days or less from the date of acquisition. The Fund’s portfolio will maintain an average weighted maturity of 90 days or less. In general, the Fund expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, at least 80% of the Fund’s assets will be invested in U.S. Treasury obligations, in repurchase agreements with regard to U.S. Treasury obligations and in other money market funds that have substantially the same investment objectives and strategies as the Fund.

It is further intended that under normal circumstances, 100% of the Fund’s investments will be U.S. Treasury obligations or repurchase agreements with regard to U.S. Treasury obligations and other money market funds that have substantially the same investment objectives and strategies as the Fund. U.S. Treasury obligations are backed by the full faith and credit of the U.S. government. The principal and interest of all securities are payable in U.S. dollars.

4	BARCLAYS GLOBAL INVESTORS FUNDS

Principal Risk Factors

Institutional Money Market, Prime Money Market and Government Money Market Funds

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

While some of the Funds’ portfolio securities are issued and guaranteed by the U.S. government, its agencies or instrumentalities, such securities are subject to the risk of sharply rising or falling interest rates which could cause the Funds’ income to fluctuate as the market value of the Funds’ securities fluctuates.

Each Fund’s income and/or share price could also be affected by downgrades or defaults of any of the Fund’s holdings. Certain securities issued by U.S. government-sponsored entities, such as Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Federal Home Loan Banks, are not guaranteed by the U.S. government, and no assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Each Fund’s yield will vary as the securities in its portfolio mature or are sold, and the proceeds are reinvested in securities with different interest rates.

The risks generally associated with concentrating investments in the banking industry include interest rate risk, credit risk, and the risk of negative regulatory or market developments affecting the banking and financial services industries.

Treasury Money Market Fund

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

While some of the Fund’s portfolio securities are issued and guaranteed by the U.S. government, such securities are subject to sharply rising or falling interest rates that could cause the Fund’s income to fluctuate as the market value of the Fund’s securities fluctuates.

The Fund’s income and/or share price could also be affected by downgrades or defaults of any of the Fund’s holdings. However, the Fund minimizes this risk by investing only in U.S. Treasury obligations that are backed by the full faith and credit of the U.S. government, or repurchase agreements with regard to U.S. Treasury obligations.

The Fund’s yield will vary as the securities in its portfolio mature or are sold, and the proceeds are reinvested in securities with different interest rates.

5

For a further description of the Funds’ policies and procedures with respect to disclosure of the Funds’ corresponding Master Portfolios’ portfolio holdings, and a discussion of the Funds’ investments and risks, please refer to the Funds’ combined Statement of Additional Information (“SAI”). The SAI is incorporated by reference in this Prospectus and is available free of charge by calling 1 877 BGI 1544 (1 877 244 1544).

Who May Want to Invest in the Funds

The Funds are designed for investors who:

■	seek income from a high quality portfolio;

■	wish to maintain the value of their investment in the long- and short-term; and/or

■	seek an interim investment or a short-term goal.

6	BARCLAYS GLOBAL INVESTORS FUNDS

Investment Returns

Total Returns

The bar charts and tables in this section provide some indication of the risks of investing in the Select Shares of the Funds. The bar charts show the return of the Funds for each full calendar year since the Funds’ respective inception dates. The average annual total return table compares the average annual total return of the Select Shares of the Funds to those of a group of corresponding funds over various periods of time. How the Funds performed in the past is not necessarily an indication of how they will perform in the future.

Institutional Money Market Fund—Select Shares

Year-By-Year Returns

(Year ended December 31)

The highest and lowest quarterly returns for the Select Shares of the Institutional Money Market Fund for the periods covered by the bar chart above are listed below:

Highest Quarterly Return:	Lowest Quarterly Return:
%	%

Prime Money Market Fund—Select Shares

Year-By-Year Returns

(Year ended December 31)

7

The highest and lowest quarterly returns for the Select Shares of the Prime Money Market Fund for the periods covered by the bar chart above are listed below:

Highest Quarterly Return:	Lowest Quarterly Return:
%	%

Government Money Market Fund—Select Shares

Year-By-Year Returns

(Year ended December 31)

The highest and lowest quarterly returns for the Select Shares of the Government Money Market Fund for the periods covered by the bar chart above are listed below:

Highest Quarterly Return:	Lowest Quarterly Return:
%	%

Treasury Money Market Fund—Select Shares

Year-By-Year Returns

(Year ended December 31)

The highest and lowest quarterly returns for the Select Shares of the Treasury Money Market Fund for the periods covered by the bar chart above are listed below:

Highest Quarterly Return:	Lowest Quarterly Return:
%	%

8	BARCLAYS GLOBAL INVESTORS FUNDS

AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2005)

	1 YEAR	5 YEARS	SINCE INCEPTION
Institutional Money Market Fund—Select Shares*	%	%	%
MFR Averages/FTI**	%	%	%	***
Prime Money Market Fund-Select Shares	%	%	%
MFR Averages/FTI**	%	%	%	***
Government Money Market Fund-Select Shares	%	%	%
MFR Averages/FTI**	%	%	%	***
Treasury Money Market Fund-Select Shares	%	%	%
MFR Averages/FTI**	%	%	%	***

*	The Select Shares of the Institutional Money Market Fund, Prime Money Market Fund, Government Money Market Fund and Treasury Money Market Fund are calculated since inception, January 26, 2004, January 26, 2004, September 1, 2004 and September 1, 2004, respectively.
**	The Select Shares of the Funds are tracked against the Money Fund Report First Tier Institutional Average, a service of iMoneyNet, Inc.
***	The Money Fund Report average for the Institutional Money Market Fund, Prime Money Market Fund, Government Money Market Fund and Treasury Money Market Fund are calculated from [ , 2004], [ , 2004], [ , 2004] and [ 2004], respectively.

Each Fund’s seven-day yield, also called the current yield, annualizes the amount of income each Fund generates over a seven-day period by projecting the amount for an entire year.

To learn each Fund’s current seven-day yield, call 1 877 BGI 1544 (1 877 244 1544) (toll-free) Monday through Friday from 8:30 a.m. to 6:30 p.m. Eastern Time or visit www.BGICash.com.

9

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold Select Shares of the Funds.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (as a percentage of daily net assets)

	Institutional Money Market Fund	Prime Money Market Fund	Government Money Market Fund	Treasury Money Market Fund
Management fees(3)	0.10%	0.10%	0.10%	0.10%
Other expenses	0.15%	0.15%	0.15%	0.15%
Total annual Fund operating expenses(1),(2),(3)	0.25%	0.25%	0.25%	0.25%
Less management fee waiver(3)	(0.03)%	(0.03)%	(0.03)%	(0.03)%
Net expenses(3)	0.22%	0.22%	0.22%	0.22%

(1)	Total annual Fund operating expenses in the above table and the following example reflect the expenses of both the Fund and the Master Portfolio in which it invests.
(2)	The Funds’ service providers may voluntarily waive or reimburse certain of their fees, as they determine, from time to time.
(3)	Barclays Global Fund Advisors. (“BGFA”), the investment adviser to the Master Portfolios, has contractually agreed to waive a portion of its management fees through April 30, 2007. After such contractual waiver, the management fee will be 0.07%.

Example

The example below is intended to help you compare each Fund’s costs for Select Shares with those of other mutual funds. The example illustrates the costs you would have incurred on an initial $10,000 investment in each of the Funds over the time periods shown. It assumes your investment earns an annual return of 5% over the periods, that each Fund’s total operating expenses remain the same, and each Fund’s contractual fee waiver is in effect for year one.

The Funds do not charge a sales load or other fee upon redemption. This means that your expenses for each period would be the same whether or not you sell your shares at the end of a period. Your actual costs may be higher or lower than this hypothetical example.

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Institutional Money Market Fund	$	$	$	$
Prime Money Market Fund	$	$	$	$
Government Money Market Fund	$	$	$	$
Treasury Money Market Fund	$	$	$	$

10	BARCLAYS GLOBAL INVESTORS FUNDS

Management of the Funds

Investment Adviser

Each Fund is a feeder fund that invests all of its assets in a Master Portfolio with substantially identical investment objectives, strategies and policies. Accordingly, each Fund does not have its own investment adviser. BGFA, a registered investment adviser, serves as investment adviser for each of the Master Portfolios. For its services to the Master Portfolios, BGFA is entitled to receive an advisory fee at the annual rate of 0.10% (0.07% pursuant to the current contractual fee waiver) of each of the Master Portfolios’ average daily net assets.

BGFA is located at 45 Fremont Street, San Francisco, California 94105. It is a wholly-owned subsidiary of Barclays Global Investors, N.A. (“BGI”), which in turn is a majority-owned subsidiary of Barclays Bank PLC. BGI, including its affiliates, is one of the world’s largest managers of institutional investment assets. As of December 31, 2005, BGI and its affiliates, including BGFA, provided investment advisory services for over $1.5 trillion in assets.

A discussion regarding the basis for the Mater Portfolio’s Board of Trustees’ approval of the investment advisory agreement with BGFA is available in each Fund’s semi-annual report for the 6-month period ended June 30.

Administrative Services

BGI provides the following services, among others, as the Funds’ administrator;

■	Management of the Funds’ non-investment operations;

■	Preparation of reports for the Funds’ Board of Trustees;

■	Preparation of required filings with the SEC and state securities commissions;

■	Preparation of proxy statements and shareholder reports; and

■	Engaging and supervising certain intermediaries (“Shareholder Servicing Agents”) that service certain Fund accounts.

BGI is entitled to receive a fee for these services, among others, at the annual rate of 0.15% of the average daily net assets of each Fund’s Select Share Class. In return for this fee, BGI has agreed to absorb all expenses for each Fund other than the investment advisory fee, extraordinary expenses, brokerage and other expenses connected to the execution of portfolio transactions and certain other expenses which are borne directly by the Funds. No additional administration fees are charged at the Master Portfolio level.

The Shareholder Servicing Agents service individual and omnibus Fund accounts. In addition to serving as an agent of the Fund for purposes of accepting orders for purchases and redemptions of Fund shares, Shareholder Servicing Agents may provide administrative support and account services such as processing purchases and redemptions of shares on behalf of individual and omnibus Fund accounts, answering shareholder inquiries, keeping records, transmitting reports and communications from the Funds, and providing reports on the status of individual and omnibus accounts. Out of the fees BGI receives from the Funds for providing administrative services. BGI pays shareholder servicing fees to certain Shareholder Servicing Agents in amounts not exceeding maximum fee rates approved by the Funds’ Board of Trustees, for those shareholder servicing, sub-administration, recordkeeping, sub-transfer agency and processing services that the Shareholder Servicing Agents perform for their clients that would otherwise be performed by BGI or the Funds’ other service providers. In addition, BGFA and/or BGI may pay significant additional amounts from their own resources to Shareholder Servicing Agents for those services.

From time to time, BGFA, BGI and/or the Funds’ distributor may also pay significant additional amounts from their own resources to other intermediaries that perform services in connection with the sale of Fund shares.

11

Shareholder Information

Who is Eligible to Invest

To be eligible to purchase Select Shares, you must:

■	Invest through an employer-sponsored or individual retirement savings plan;

■	Invest the proceeds rolled over from such plan into an Individual Retirement Account (“IRA”);

■	Maintain an account with Investors Bank & Trust Co. (“IBT”), which is the Fund’s custodian, transfer agent and dividend disbursing agent, or one of the Funds’ Shareholding Servicing Agents; or

■	Initially invest a minimum of $1 million directly through IBT.

The minimum initial investment amount for the Select Shares of each Fund is $1 million; however, in certain situations, this minimum initial investment amount may be reduced or waived. Please contact IBT or your Shareholder Servicing Agent for more information.

In order to invest, a completed account application form must be submitted to and processed by your Shareholder Servicing Agent or IBT and an account number assigned. You may be asked to provide information to verify your identity when opening an account.

Your Shareholder Servicing Agent may charge you a fee and may offer additional account services. Additionally, your Shareholder Servicing Agent may have procedures for placing orders for Select Shares that differ from those of the Funds, such as different investment minimums and earlier trading deadlines. Please contact your Shareholder Servicing Agent directly for more information and details.

How to Buy Shares

■	Plan Participant. Invest through payroll deductions or make a direct contribution by rolling over an amount from another plan or from a rollover IRA (make arrangements through your employer). If you are investing through a Shareholder Servicing Agent, your Shareholder Servicing Agent is responsible for properly transmitting your purchase order to IBT, and may impose an earlier deadline than the Funds, as described below.

■	Tax-Deferred Investor. Invest through a Shareholder Servicing Agent as provided in your benefit plan documents. Your Shareholder Servicing Agent is responsible for properly transmitting your purchase order to IBT, and may impose an earlier deadline than the Funds, as described below.

■	Qualified Buyer. Invest through an account set up with your Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your purchase order to IBT, and may impose an earlier deadline than the Funds, as described below.

■	Direct Buyer. See “Special Instructions for Direct Buyers” on page 14.

You may buy Fund shares without paying a sales charge. Your purchase order must be received in proper form, as determined by IBT or an intermediary pursuant to an appropriate agreement, on any day the Funds are open (a “Business Day”) by 5:00 p.m. Eastern Time or earlier on any Business Day the primary markets for the Funds close

12	BARCLAYS GLOBAL INVESTORS FUNDS

early to purchase shares at that day’s net asset value (“NAV”). Orders received after 5:00 p.m. Eastern Time or earlier on any Business Day the primary markets for the Funds close early will be executed on the next Business Day. The Funds are generally open Monday through Friday and are closed on weekends, NYSE Holidays, Columbus Day and Veterans’ Day.

Each Fund reserves the right to suspend or discontinue the offer and sale of its shares and to reject or cancel any purchase order, for any reason.

Purchases generally must be made in U.S. dollars and funds must be received via the FedWire system by its close, or by such other means as the Funds may from time to time determine. You may be charged for any costs incurred in connection with an order that has been placed but not funded as described above.

How to Sell Shares

■	Plan Participant. Contact your Plan Sponsor or Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your sale order to IBT.

■	Tax-Deferred Investor. Contact your Plan Sponsor or Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your sale order to IBT.

■	Qualified Buyer. Contact your Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your sale order to IBT.

■	Direct Buyer. See “Special Instructions for Direct Buyers” on page 14.

You may sell Fund shares without paying a sales charge. Your order to sell shares must be received in proper form, as determined by IBT or an intermediary pursuant to an appropriate agreement, by 5:00 p.m. Eastern Time on any Business Day or earlier on any Business Day the primary markets for the Funds close early to sell shares at that day’s NAV. Orders received after 5:00 p.m. Eastern Time or earlier on any Business Day the primary markets for the Funds close early, will be executed on the next Business Day. Contact IBT at 1 888 204 3956 for additional information and documentation required for an order to sell.

The Funds generally remit the proceeds from a sale the same Business Day after receiving a properly executed order to sell. Each Fund can delay payment for one day, or longer than one day under extraordinary circumstances. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund’s NAV not reasonably practicable; or (iii) the SEC by order permits the suspension of the right of redemption for the protection of the investors. Each Fund reserves the right to suspend your right of redemption and to delay delivery of your redemption proceeds, as permitted under Section 22(e) of the Investment Company Act of 1940, as amended, and other applicable laws. Each Fund further reserves the right to automatically redeem your shares and close your account for any reason, and send you the proceeds, which would reflect the NAV on the day the Fund automatically redeems your shares. For example, a Fund may automatically redeem your shares to reimburse the Fund for any losses sustained by reason of your failure to make full payment for shares purchased or to collect any charge relating to a transaction effected for your benefit that is applicable to the Fund’s shares as provided from time to time in this Prospectus.

In addition, each Fund reserves the right to send your redemption proceeds in the form of securities from its Master Portfolio. For further information, please refer to the Funds’ SAI or contact IBT at 1 888 204 3956.

13

Upon redemption, the identity of the holder of the account to which the proceeds are being sent may need to be verified.

Special Instructions for Direct Buyers

A Direct Buyer who has established an account with a Fund can add to or redeem from that Fund account by wire instructions, by phone or through the mail.

■	To invest by wire, check that option on your account application when you open your account. If you already have an account, call IBT at 1 888 204 3956 to receive a bank-wire application.

You should instruct your bank to wire funds as follows:

Investors Bank & Trust Co.

ABA # 011001438

Attn: Transfer Agent

Account # DDA 555555535

For Further Credit to: Barclays Global Investors Funds

Shareholder Account Name

Shareholder Account Number

Fund Share Class Number

1122 (Institutional Money Market Fund—Select Shares)

1199 (Prime Money Market Fund—Select Shares)

1099 (Government Money Market Fund—Select Shares)

1109 (Treasury Money Market Fund—Select Shares)

■	To invest by mail, make your check payable to the Fund of your choice and mail to Investors Bank & Trust Company, P.O. Box 642, Boston, MA 02117-0642. Please include the Fund’s Share Class number and account number on your check. You will find them on your monthly statements.

■	To redeem shares by phone, call 1 888 204 3956 any Business Day between 8:30 a.m. and 5:00 p.m. Eastern Time or earlier on any Business Day the primary markets for the Funds close early. IBT will employ procedures designed to confirm that your order is valid. These may include asking for identifying information and recording the phone call. Neither IBT nor the Funds may be held liable for acting on telephone instructions IBT reasonably believes to be valid. IBT will wire proceeds directly to your designated bank account.*

■	To redeem shares by mail, indicate the dollar amount you wish to receive or the number of shares you wish to sell in your sales order to sell. Include your Fund, account and taxpayer identification numbers. All account signatories must sign the order.

■	Direct Buyers can ask IBT to wire proceeds directly to their designated bank account.**

*	If you wish to change your bank wire instructions, you must make your request in writing and include a signature guarantee to help prevent fraud. You can obtain a signature guarantee from most banks and securities dealers. A signature guarantee is not a notarized signature.
**	If you direct the sale proceeds to someone other than your account’s owner of record, to an address other than your account’s address of record or to a bank not designated previously, you must make your request in writing and include a signature guarantee to help prevent fraud. You can obtain a signature guarantee from most banks and securities dealers. A signature guarantee is not a notarized signature.

14	BARCLAYS GLOBAL INVESTORS FUNDS

When a Direct Buyer purchases Fund shares and then quickly sells, the Fund may delay the payment of proceeds up to ten days to ensure that purchase checks have cleared.

Calculating the Funds’ Share Price

Each Fund’s share price (also known as a Fund’s NAV) is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Each Fund’s NAV is calculated at 5:00 p.m. Eastern Time on any Business Day (or, if any primary markets for the Fund close early, at such closing time). The NAV of each Fund is calculated based on the net asset value of the Master Portfolio in which the Fund invests. Each Fund’s SAI includes a description of the methods for valuing the Master Portfolios’ investments.

The Funds seek to maintain a constant price of $1.00 per share, although they can offer no assurance that they will be able to do so.

The price at which a purchase or redemption order for a Fund’s shares is processed is based on the next calculation of the Fund’s NAV after the order is received in proper form, as determined by IBT.

Fund Distributions

Each Fund declares distributions of its net investment income daily and distributes them monthly to shareholders. A Fund distributes its realized net capital gains, if any, to shareholders at least annually. Distributions payable to you will be automatically reinvested in additional shares of that Fund unless you elected to receive distribution payment in cash.

You begin earning distributions on your shares the day your purchase order takes effect. You continue earning daily distributions on your shares up to but not including the date you sell them.

Each Fund credits distributions earned on weekends and holidays to the preceding Business Day. If you sell shares before the monthly distribution payment date, each Fund remits any distributions declared but not yet paid on the next distribution payment date. If you sell all shares before the monthly distribution payment date, each Fund remits all distributions accrued with the sale proceeds.

Frequent Trading in Fund Shares

Because of the investment objective and strategies of each Funds’ corresponding Master Portfolio, the Master Portfolios’ Board of Trustees has adopted a policy of not monitoring for frequent purchase and redemption (“frequent trading”) activity that appears to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a Master Portfolio’s portfolio securities after the close of the primary markets for those portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), and the Funds’ Board of Trustees has not adopted a policy of monitoring for other frequent trading activity in the Funds.

15

Taxes

The following discussion regarding federal income taxes is based upon laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and their U.S. shareholders. This discussion is not intended as a substitute for careful tax planning. Please see the SAI for additional federal income tax information.

As with all mutual funds, you generally will be required to pay taxes on your distributions from your Fund’s net investment income and realized net capital gains. Distributions from a Fund normally will be taxable to you when paid, whether you choose to receive them in cash or automatically reinvest them in additional Fund shares. The amount of taxes you owe will vary from year to year, based on the amount and character of the Fund’s distributions to you and your tax rate.

Distributions generally create the following tax liability:

TRANSACTION	TAX STATUS
Income distribution	Ordinary income
Short-term capital gain distribution	Ordinary income
Long-term capital gain distribution	Long-term capital gain

Normally, the Funds do not expect to realize significant capital gains.

Distributions from your Fund paid to corporate shareholders will not qualify for the dividends-received deduction generally available to corporate taxpayers. In general, distributions from your Fund also will not qualify for the reductions in federal income taxation of dividends payable to individuals from certain U.S. and foreign corporations.

As long as your Fund maintains a $1.00 NAV per share, your sales of Fund shares should not be taxable.

Following the end of each year, your Fund will send you a notice that tells you how much you have received in distributions during the year and their federal tax status. You could also be subject to foreign, state and local taxes on such distributions.

In certain circumstances, you may be subject to backup withholding taxes.

Tax considerations for tax-exempt or foreign investors or those holding Fund shares through a tax-deferred account, such as a 401(k) Plan or IRA, will be different. Because each investor’s tax circumstances are unique and because tax laws are subject to change, you should consult your tax advisor about your investment.

16	BARCLAYS GLOBAL INVESTORS FUNDS

Master/Feeder Mutual Fund Structure

The Funds do not have their own investment adviser. Instead, each Fund invests all of its assets in a corresponding Master Portfolio that has substantially identical investment objectives, strategies and policies as the Fund. BGFA serves as investment adviser to each Master Portfolio. The Master Portfolios may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolios and, therefore, the Funds.

Feeder Fund Expenses. Each feeder fund bears its Master Portfolio’s expenses in proportion to the amount of assets each invests in the Master Portfolio. Each feeder fund can set its own transaction minimums, fund-specific expenses and conditions.

Feeder Fund Rights. Under the master/feeder structure, the Funds’ Board of Trustees retains the right to withdraw a Fund’s assets from its corresponding Master Portfolio if it believes doing so is in the Funds’ shareholders’ best interests. If the Board of Trustees decides to withdraw a Fund’s assets, it would then consider whether the Fund should hire its own investment adviser, invest in another master portfolio or take other action.

Share Class. The Funds offer additional share classes with different expenses and expected returns than those described in this Prospectus including share classes you may be eligible to purchase. Call 1 877 BGI 1544 (1 877 244 1544) for additional information.

17

Financial Highlights

The financial tables are intended to help investors understand the financial performance of the Select Shares of the Institutional Money Market, Prime Money Market, Government Money Market and Treasury Money Market Funds’ financial performance since inception. Certain information reflects financial results for a single Select Shares’ share of each Fund. The total returns in the table represent the rate of return that an investor would have earned or (lost) on an investment in Select Shares of a given Fund, assuming reinvestment of all dividends and distributions. The information has been audited by [            ], whose report, along with the Funds’ financial statements, is included in the Funds’ annual report. You may obtain copies of the annual report at no cost by calling 1 877 BGI 1544 (1 877 244 1544), toll-free, Monday through Friday, 8:30 a.m. to 6:30 p.m. Eastern Time.

[To be updated by amendment.]

Institutional Money Market Fund

Select Shares Financial Highlights

(For a share outstanding throughout the period)

18	BARCLAYS GLOBAL INVESTORS FUNDS

Prime Money Market Fund

Select Shares Financial Highlights

(For a share outstanding throughout the period)

19

Government Money Market Fund

Select Shares Financial Highlights

(For a share outstanding throughout the period)

20	BARCLAYS GLOBAL INVESTORS FUNDS

Treasury Money Market Fund

Select Shares Financial Highlights

(For a share outstanding throughout the period)

21

Additional information about the Funds’ investments is available in their annual and semi-annual reports to shareholders and their SAI. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during their last fiscal year. The SAI is incorporated by reference into this Prospectus. If you have any questions about the Funds or wish to obtain the annual and semi-annual reports and SAI free of charge, please call the Funds’ toll-free number: 1 877 BGI 1544 (1 877 244 1544), visit our website at: BGICash.com, or email the Funds at: BGICash@seic.com. You may write Barclays Global Investors Funds at: c/o SEI Investments, One Freedom Valley Drive, Oaks, PA 19456.

The SAI, dated May 1, 2006, has been electronically filed with the SEC. You can also obtain this information through the Internet on the SEC’s Website at: http://www.sec.gov. Copies of these documents may be obtained, after paying a duplication fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section. Address your request to: Public Reference Section of the SEC, Washington D.C. 20549-0102.

You can also review and copy the documents at the SEC’s Public Reference Room in Washington, D.C.

Call the SEC at 1 202 942 8090 for further details.

Investment Company Act File No.: 811-07332

BGF-PR- SS0505

BARCLAYS GLOBAL INVESTORS	BARCLAYS

PROSPECTUS

MAY 1, 2006

INSTITUTIONAL MONEY MARKET FUND

PRIME MONEY MARKET FUND

GOVERNMENT MONEY MARKET FUND

TREASURY MONEY MARKET FUND

TRUST SHARES

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission (“SEC”) nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

3	Investment Objectives

4	Principal Investment Strategies

5	Principal Risk Factors

7	Investment Returns

9	Fees and Expenses

10	Management of the Funds

11	Shareholder Information

16	Financial Highlights

Investment Objectives*

Institutional Money Market Fund and Prime Money Market Fund

The investment objective for both the Institutional Money Market Fund and the Prime Money Market Fund is to seek a high level of income consistent with liquidity and the preservation of capital.

Government Money Market Fund and Treasury Money Market Fund

The investment objective for both the Government Money Market Fund and the Treasury Money Market Fund is to seek to provide investors with a high level of current income consistent with the preservation of capital and liquidity.

*	The Institutional Money Market Fund, the Prime Money Market Fund, the Government Money Market Fund and the Treasury Money Market Fund (each, a “Fund” and collectively, the “Funds”) invest all of their assets in a separate mutual fund—the Money Market Master Portfolio, the Prime Money Market Master Portfolio, the Government Money Market Master Portfolio and the Treasury Money Market Master Portfolio (each, a “Master Portfolio” and collectively, the “Master Portfolios”), respectively—that has a substantially identical investment objective as the relevant Fund. All discussion of investment objectives, strategies and risks of the Funds refer also to the investment objectives, strategies and risks of their corresponding Master Portfolios, unless otherwise indicated. A detailed description of the relationship of the Funds to their corresponding Master Portfolios appears on page 15.

3

Principal Investment Strategies

Institutional Money Market Fund and Prime Money Market Fund

The Funds seek to achieve their investment objectives by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. Each Fund’s portfolio will maintain an average weighted maturity of 90 days or less. In general, the Prime Money Market Fund expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, each Fund expects to invest at least 95% of its assets in any combination of such investments, which may include certificates of deposit, high-quality debt obligations, such as corporate debt, certain obligations of U.S. and foreign banks, certain repurchase agreements and obligations of the U.S. government, its agencies and instrumentalities (including government-sponsored enterprises).

Each of the Institutional Money Market and Prime Money Market Funds reserves the right to concentrate its investments (i.e., invest 25% or more of its total assets in securities of issuers in a particular industry) in the obligations of domestic banks.

Government Money Market Fund

The Fund invests in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. Each Fund’s portfolio will maintain an average weighted maturity of 90 days or less. In general, the Government Money Market Fund expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, at least 80% of the Fund’s assets will be invested in obligations of the U.S. government, its agencies and instrumentalities, repurchase agreements with regard to such obligations, and other money market funds that have substantially the same investment objectives and strategies of the Fund. The principal and interest of all securities are payable in U.S. dollars.

Treasury Money Market Fund

The Fund invests only in high-quality, short-term money market instruments, that, at the time of investment, have remaining maturities of 397 days or less from the date of acquisition. The Fund’s portfolio will maintain an average weighted maturity of 90 days or less. In general, the Fund expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, at least 80% of the Fund’s assets will be invested in U.S. Treasury obligations, in repurchase agreements with regard to U.S. Treasury obligations and in other money market funds that have substantially the same investment objectives and strategies as the Fund.

It is further intended that under normal circumstances, 100% of the Fund’s investments will be U.S. Treasury obligations or repurchase agreements with regard to U.S. Treasury obligations and other money market funds that have substantially the same investment objectives and strategies as the Fund. U.S. Treasury obligations are backed by the full faith and credit of the U.S. government. The principal and interest of all securities are payable in U.S. dollars.

4	BARCLAYS GLOBAL INVESTORS FUNDS

Principal Risk Factors

Institutional Money Market, Prime Money Market and Government Money Market Funds

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

While some of the Funds’ portfolio securities are issued and guaranteed by the U.S. government, its agencies or instrumentalities, such securities are subject to the risk of sharply rising or falling interest rates which could cause the Funds’ income to fluctuate as the market value of the Funds’ securities fluctuates.

Each Fund’s income and/or share price could also be affected by downgrades or defaults of any of the Fund’s holdings. Certain securities issued by U.S. government-sponsored entities, such as Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Federal Home Loan Banks, are not guaranteed by the U.S. government, and no assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Each Fund’s yield will vary as the securities in its portfolio mature or are sold, and the proceeds are reinvested in securities with different interest rates.

The risks generally associated with concentrating investments in the banking industry include interest rate risk, credit risk, and the risk of negative regulatory or market developments affecting the banking and financial services industries.

Treasury Money Market Fund

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

While some of the Fund’s portfolio securities are issued and guaranteed by the U.S. government, such securities are subject to sharply rising or falling interest rates that could cause the Fund’s income to fluctuate as the market value of the Fund’s securities fluctuates.

The Fund’s income and/or share price could also be affected by downgrades or defaults of any of the Fund’s holdings. However, the Fund minimizes this risk by investing only in U.S. Treasury obligations that are backed by the full faith and credit of the U.S. government, or repurchase agreements with regard to U.S. Treasury obligations.

The Fund’s yield will vary as the securities in its portfolio mature or are sold, and the proceeds are reinvested in securities with different interest rates.

5

For a further description of the Funds’ policies and procedures with respect to disclosure of the Funds’ corresponding Master Portfolios’ portfolio holdings, and a discussion of the Funds’ investments and risks, please refer to the Funds’ combined Statement of Additional Information (“SAI”). The SAI is incorporated by reference in this Prospectus and is available free of charge by calling 1 877 BGI 1544 (1 877 244 1544).

Who May Want to Invest in the Funds

The Funds are designed for investors who:

■	seek income from a high quality portfolio;

■	wish to maintain the value of their investment in the long- and short-term; and/or

■	seek an interim investment or a short-term goal.

6	BARCLAYS GLOBAL INVESTORS FUNDS

Investment Returns

Total Returns

The bar charts and tables in this section provide some indication of the risks of investing in the Trust Shares of the Funds. The bar charts show the return of the Funds for each full calendar year since the Funds’ respective inception dates. The average annual total return table compares the average annual total return of the Trust Shares of the Funds to those of a group of corresponding funds over various periods of time. How the Funds performed in the past is not necessarily an indication of how they will perform in the future.

Institutional Money Market Fund—Trust Shares

Year-By-Year Returns

(Year ended December 31)

The highest and lowest quarterly returns for the Trust Shares of the Institutional Money Market Fund for the periods covered by the bar chart above are listed below:

Highest Quarterly Return:	Lowest Quarterly Return
%	%

Prime Money Market Fund—Trust Shares

Year-By-Year Returns

(Year ended December 31)

The highest and lowest quarterly returns for the Trust Shares of the Prime Money Market Fund for the periods covered by the bar chart above are listed below:

Highest Quarterly Return:	Lowest Quarterly Return:
%	%

Government Money Market Fund—Trust Shares

Year-By-Year Returns

(Year ended December 31)

7

The highest and lowest quarterly returns for the Trust Shares of the Government Money Market Fund for the periods covered by the bar chart above are listed below:

Highest Quarterly Return:	Lowest Quarterly Return:
%	%

Treasury Money Market Fund—Trust Shares

Year-By-Year Returns

(Year ended December 31)

The highest and lowest quarterly returns for the Trust Shares of the Treasury Money Market Fund for the periods covered by the bar chart above are listed below:

Highest Quarterly Return:	Lowest Quarterly Return:
%	%

AVERAGE ANNUAL TOTAL RETURNS (for periods ended DECEMBER 31, 2005)

	ONE YEAR	FIVE YEARS	SINCE INCEPTION
Institutional Money Market Fund—Trust Shares*	%	%	%
MFR Averages/FTI**	%	%	%	***
Prime Money Market Fund-Trust Shares	%	%	%
MFR Averages/FTI**	%	%	%	***
Government Money Market Fund-Trust Shares	%	%	%
MFR Averages/FTI**	%	%	%	***
Treasury Money Market Fund-Trust Shares	%	%	%
MFR Averages/FTI**	%	%	%	***

*	The Trust Shares of the Institutional Money Market Fund, Prime Money Market Fund, Government Money Market Fund and Treasury Money Market Fund are calculated since inception, June 10, 2004, June 10, 2004, September 1, 2004 and September 1, 2004, respectively.
**	The Trust Shares of the Funds are tracked against the Money Fund Report First Tier Institutional Average, a service of iMoneyNet, Inc.
***	The Money Fund Report average for the Institutional Money Market Fund, Prime Money Market Fund, Government Money Market Fund and Treasury Money Market Fund are calculated from August 1, 1999, April 15, 2003, [ , 2004] and [ 2004], respectively.

Each Fund’s seven-day yield, also called the current yield, annualizes the amount of income each Fund generates over a seven-day period by projecting the amount for an entire year. To learn each Fund’s current seven-day yield, call 1 877 BGI 1544 (1 877 244 1544) (toll-free) Monday through Friday from 8:30 a.m. to 6:30 p.m. Eastern Time or visit www.BGICash.com.

8	BARCLAYS GLOBAL INVESTORS FUNDS

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold Trust Shares of the Funds.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS A PERCENTAGE OF DAILY NET ASSETS)

	Institutional Money Market Fund	Prime Money Market Fund	Government Money Market Fund	Treasury Money Market Fund
Management fees(3)	0.10%	0.10%	0.10%	0.10%
Other expenses	0.38%	0.38%	0.38%	0.38%
Total annual Fund operating expenses(1),(2),(3)	0.48%	0.48%	0.48%	0.48%
Less management fee waiver(3)	(0.03)%	(0.03)%	(0.03)%	(0.03)%
Net expenses(3)	0.45%	0.45%	0.45%	0.45%

(1)	Total annual Fund operating expenses in the above table and the following example reflect the expenses of both the Fund and the Master Portfolio in which it invests.
(2)	The Funds’ service providers may voluntarily waive or reimburse certain of their fees, as they determine, from time to time.
(3)	Barclays Global Fund Advisors (“BGFA”), the investment adviser to the Master Portfolios, has contractually agreed to waive a portion of its management fees through April 30, 2007. After such contractual waiver, the management fee will be 0.07%.

Example

The example below is intended to help you compare each Fund’s costs for Trust Shares with those of other mutual funds. The example illustrates the costs you would have incurred on an initial $10,000 investment in each of the Funds over the time periods shown. It assumes your investment earns an annual return of 5% over the periods, that each Fund’s total operating expenses remain the same, and each Fund’s contractual fee waiver is in effect for year one.

The Funds do not charge a sales load or other fee upon redemption. This means that your expenses for each period would be the same whether or not you sell your shares at the end of a period. Your actual costs may be higher or lower than this hypothetical example.

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Institutional Money Market Fund	$	$	$	$
Prime Money Market Fund	$	$	$	$
Government Money Market Fund	$	$	$	$
Treasury Money Market Fund	$	$	$	$

9

Management of the Funds

Investment Adviser

Each Fund is a feeder fund that invests all of its assets in a Master Portfolio with substantially identical investment objectives, strategies and policies. Accordingly, each Fund does not have its own investment adviser. BGFA, a registered investment adviser, serves as investment adviser for each of the Master Portfolios. For its services to the Master Portfolios, BGFA is entitled to receive an advisory fee at the annual rate of 0.10% (0.07% pursuant to the current contractual fee waiver) of each of the Master Portfolios’ average daily net assets.

BGFA is located at 45 Fremont Street, San Francisco, California 94105. It is a wholly-owned subsidiary of Barclays Global Investors, N.A. (“BGI”), which in turn is a majority-owned subsidiary of Barclays Bank PLC. BGI, including its affiliates, is one of the world’s largest managers of institutional investment assets. As of December 31, 2005, BGI and its affiliates, including BGFA, provided investment advisory services for over $1.5 trillion in assets.

A discussion regarding the basis for the Master Portfolio’s Board of Trustees’ approval of the investment advisory agreement with BGFA is available in each Fund’s semi-annual report for the 6-month period ended June 30.

Administrative Services

BGI provides the following services, among others, as the Funds’ administrator:

■	Management of the Funds’ non-investment operations;

■	Preparation of reports for the Funds’ Board of Trustees;

■	Preparation of required filings with the SEC and state securities commissions;

■	Preparation of proxy statements and shareholder reports; and

■	Engaging and supervising certain intermediaries (“Shareholder Servicing Agents”) that service certain Fund accounts.

BGI is entitled to receive a fee for these services, among others, at the annual rate of 0.38% of the average daily net assets of each Fund’s Trust Share Class. In return for this fee, BGI has agreed to absorb all expenses for each Fund other than the investment advisory fee, extraordinary expenses, brokerage and other expenses connected to the execution of portfolio transactions and certain other expenses which are borne directly by the Funds. No additional administration fees are charged at the Master Portfolio level.

The Shareholder Servicing Agents service individual and omnibus Fund accounts. In addition to servicing as an agent of the Fund for purposes of accepting orders for purchases and redemptions of Fund shares, Shareholder Servicing Agents may provide administrative support and account services such as processing purchases and redemptions of shares on behalf of individual and omnibus Fund accounts, answering shareholder inquiries, keeping records, transmitting reports and communications from the Funds, and providing reports on the status of individual and omnibus accounts. Out of the fees BGI receives from the Funds for providing administrative services. BGI pays shareholder servicing fees to certain Shareholder Servicing Agents in amounts not exceeding maximum fee rates approved by the Funds’ Board of Trustees, for those shareholder servicing, sub-administration, recordkeeping, sub-transfer agency and processing services that the Shareholder Servicing Agents perform for their clients that would otherwise be performed by BGI or the Funds’ other service providers. In addition, BGFA and/or BGI may pay significant additional amounts from their own resources to Shareholder Servicing Agents for those services.

Form time to time, BGFA, BGI and/or the Funds’ distributor may also pay significant additional amounts from their own resources to other intermediaries that perform services in connection with the sale of Fund shares.

10	BARCLAYS GLOBAL INVESTORS FUNDS

Shareholder Information

Who is Eligible to Invest

To be eligible to purchase Trust Shares you must:

■	Invest through an employer-sponsored or individual retirement savings plan;

■	Invest the proceeds rolled over from such plan into an Individual Retirement Account (“IRA”);

■	Maintain an account with Investors Bank & Trust Co. (“IBT”), which is the Funds’ custodian, transfer agent and dividend disbursing agent, or one of the Fund’s Shareholder Servicing Agents; or

■	Initially invest a minimum of $100,000 directly through IBT.

The minimum initial investment amount for the Trust Shares of each Fund is $100,000; however, in certain situations, this minimum initial investment amount may be reduced or waived. Please contact IBT or your Shareholder Servicing Agent for more information.

In order to invest, a completed account application form must be submitted to and processed by your Shareholder Servicing Agent or IBT and an account number assigned. You may be asked to provide information to verify your identity when opening an account.

Your Shareholder Servicing Agent may charge you a fee and may offer additional account services. Additionally, your Shareholder Servicing Agent may have procedures for placing orders for Trust Shares that differ from those of the Funds, such as different investment minimums and earlier trading deadlines. Please contact your Shareholder Servicing Agent directly for more information and details.

How to Buy Shares

■	Plan Participant. Invest through payroll deductions or make a direct contribution by rolling over an amount from another plan or from a rollover IRA (make arrangements through your employer). If you are investing through a Shareholder Servicing Agent, your Shareholder Servicing Agent is responsible for properly transmitting your purchase order to IBT, and may impose an earlier deadline than the Funds, as described below.

■	Tax-Deferred Investor. Invest through a Shareholder Servicing Agent as provided in your benefit plan documents. Your Servicing Agent is responsible for properly transmitting your purchase order to IBT, and may impose an earlier deadline than the Funds, as described below.

■	Qualified Buyer. Invest through an account set up with your Shareholder Servicing Agents. Your Shareholder Servicing Agent is responsible for properly transmitting your purchase order to IBT, and may impose an earlier deadline than the Funds, as described below.

■	Direct Buyer. See “Special Instructions for Direct Buyers” on page 13.

You may buy Fund shares without paying a sales charge. Your purchase order must be received in proper form, as determined by IBT or an intermediary pursuant to an appropriate agreement, on any day the Funds are open (a “Business Day”) by 5:00 p.m. Eastern Time or earlier on any day the primary markets for the Funds close early to

11

purchase shares at that day’s net asset value per share (“NAV”). Orders received after 5:00 p.m. Eastern Time or earlier on any Business Day the primary markets for the Funds close early will be executed on the next Business Day. The Funds are generally open Monday through Friday and are closed on weekends, New York Stock Exchange (“NYSE”) Holidays, Columbus Day and Veterans’ Day.

Each Fund reserves the right to suspend or discontinue the offer and sale of its shares and to reject or cancel any purchase order, for any reason.

Purchases generally must be made in U.S. dollars and funds must be received via the FedWire system by its close or by such other means as the Funds may from time to time determine. You may be charged for any costs incurred in connection with a purchase order that has been placed but not funded as described above.

How to Sell Shares

■	Plan Participant. Contact your Plan Sponsor or Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your sale order to IBT.

■	Tax-Deferred Investor. Contact your Plan Sponsor or Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your sale order to IBT.

■	Qualified Buyer. Contact your Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your sale order to IBT.

■	Direct Buyer. See “Special Instructions for Direct Buyers” on page 13.

You may sell Fund shares without paying a sales charge. Your order to sell shares must be received in proper form, as determined by IBT or an intermediary pursuant to an appropriate agreement, by 5:00 p.m. Eastern Time on any Business Day or earlier on any Business Day the primary markets for the Funds close early to sell shares at that day’s NAV. Orders received after 5:00 p.m. Eastern Time or earlier on any Business Day the primary markets for the Funds close early, will be executed on the next Business Day. Contact IBT at 1 888 204 3956 for additional information and documentation required for an order to sell.

The Funds generally remit the proceeds from a sale the same Business Day after receiving a properly executed order to sell. Each Fund can delay payment for one day, or longer than one day under extraordinary circumstances. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund’s NAV not reasonably practicable; or (iii) the SEC by order permits the suspension of the right of redemption for the protection of the investors. Each Fund reserves the right to suspend your right of redemption and to delay delivery of your redemption proceeds, as permitted under Section 22(e) of the Investment Company Act of 1940, as amended, and other applicable laws. Each Fund further reserves the right to automatically redeem your shares and close your account for any reason, and send you the proceeds, which would reflect the NAV on the day the Fund automatically redeems your shares. For example, a Fund may automatically redeem your shares to reimburse the Fund for any losses sustained by reason of your failure to make full payment for shares purchased or to collect any charge relating to a transaction effected for your benefit that is applicable to the Fund’s shares as provided from time to time in this Prospectus.

In addition, each Fund reserves the right to send your redemption proceeds in the form of securities from its Master Portfolio. For further information, please refer to the Funds’ SAI or contact IBT at 1 888 204 3956.

Upon redemption, the identity of the holder of the account to which the proceeds are being sent may need to be verified.

12	BARCLAYS GLOBAL INVESTORS FUNDS

Special Instructions for Direct Buyers

A Direct Buyer who has established an account with a Fund can add to or redeem from that Fund account by wire instructions, by phone or through the mail.

■	To invest by wire, check that option on your account application when you open your account. If you already have an account, call IBT at 1 888 204 3956 to receive a bank-wire application.

You should instruct your bank to wire funds as follows:

Investors Bank & Trust Co.

ABA # 011001438

Attn: Transfer Agent

Account # DDA 555555535

For Further Credit to: Barclays Global Investors Funds

Shareholder Account Name

Shareholder Account Number

Fund Share Class Number:

1124 (Institutional Money Market Fund—Trust Shares)

1194 (Prime Money Market Fund—Trust Shares)

1094 (Government Money Market Fund—Trust Shares)

1104 (Treasury Money Market Fund—Trust Shares)

■	To invest by mail, make your check payable to the Fund of your choice and mail to Investors Bank & Trust Company, P.O. Box 642, Boston, MA 02117-0642. Please include the Fund’s Share Class number and your account number on your check. You will find them on your monthly statements.

■	To redeem shares by phone, call 1 888 204 3956 any Business Day between 8:30 a.m. and 5:00 p.m. Eastern Time or earlier on any Business Day the primary markets for the Funds close early. IBT will employ procedures designed to confirm that your order is valid. These may include asking for identifying information and recording the phone call. Neither IBT nor the Funds may be held liable for acting on telephone instructions IBT reasonably believes to be valid. IBT will wire proceeds directly to your designated bank account.*

■	To redeem shares by mail, indicate the dollar amount you wish to receive or the number of shares you wish to sell in your order to sell. Include your Fund, account and taxpayer identification numbers. All account signatories must sign the order.

■	Direct Buyers can ask IBT to wire proceeds directly to their designated bank account.**

When a Direct Buyer purchases Fund shares and then quickly sells, the Fund may delay the payment of proceeds up to ten days to ensure that purchase checks have cleared.

Calculating the Funds’ Share Price

Each Fund’s share price (also known as a Fund’s NAV) is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

*	If you wish to change your bank wire instructions, you must make your request in writing and include a signature guarantee to help prevent fraud. You can obtain a signature guarantee from most banks and securities dealers. A signature guarantee is not a notarized signature.

**	If you direct the sale proceeds to someone other than your account’s owner of record, to an address other than your account’s address of record or to a bank not designated previously, you must make your request in writing and include a signature guarantee to help prevent fraud. You can obtain a signature guarantee from most banks and securities dealers. A signature guarantee is not a notarized signature.

13

Each Fund’s NAV is calculated at 5:00 p.m. Eastern Time on any Business Day (or, if the primary markets for each Fund close early, at such closing time). The NAV of each Fund is calculated based on the net asset value of the Master Portfolio in which the Fund invests. Each Fund’s SAI includes a description of the methods for valuing the Master Portfolios’ investments.

The Funds seek to maintain a constant price of $1.00 per share, although they can offer no assurance that they will be able to do so.

The price at which a purchase or redemption order is processed is based on the next calculation of the Fund’s NAV after the order is received in proper form, as determined by IBT.

Fund Distributions

Each Fund declares distributions of its net investment income daily and distributes them monthly to shareholders. A Fund distributes its realized net capital gains, if any, to shareholders at least annually. Distributions payable to you by a Fund will be automatically reinvested in additional shares of that Fund unless you elected to receive distribution payment in cash.

You begin earning distributions on your shares the day your purchase order takes effect. You continue earning daily distributions on your shares up to but not including the date you sell them.

Each Fund credits distributions earned on weekends and holidays to the preceding Business Day. If you sell shares before the monthly distribution payment date, each Fund remits any distributions declared but not yet paid on the next distribution payment date. If you sell all shares before the monthly distribution payment date, each Fund remits all distributions accrued with the sale proceeds.

Frequent Trading in Fund Shares

Because of the investment objective and strategies of each Fund’s corresponding Master Portfolio, the Master Portfolios’ Board of Trustees has adopted a policy of not monitoring for frequent purchase and redemption (“frequent trading”) activity that appears to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a Master Portfolio’s portfolio securities after the close of the primary markets for those portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), and the Funds’ Board of Trustees has not adopted a policy of monitoring for other frequent trading activity in the Funds.

Taxes

The following discussion regarding federal income taxes is based upon laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and their U.S. shareholders. This discussion is not intended as a substitute for careful tax planning. Please see the SAI for additional federal income tax information.

As with all mutual funds, you generally will be required to pay taxes on your distributions from your Fund’s net investment income and realized net capital gains. Distributions from a Fund normally will be taxable to you when paid, whether you choose to receive them in cash or automatically reinvest them in additional Fund shares. The amount of taxes you owe will vary from year to year based on the amount and character of the Fund’s distributions to you and your tax rate.

14	BARCLAYS GLOBAL INVESTORS FUNDS

Distributions generally create the following tax liability:

TRANSACTION	TAX STATUS
Income distribution	Ordinary income
Short-term capital gain distribution	Ordinary income
Long-term capital gain distribution	Long-term capital gain

Normally, the Funds do not expect to realize significant capital gains.

Distributions from your Fund paid to corporate shareholders will not qualify for the dividends-received deduction generally available to corporate taxpayers. In general, distributions from your Fund also will not qualify for the reductions in federal income taxation of dividends payable to individuals from certain U.S. and foreign corporations.

As long as your Fund maintains a $1.00 NAV per share, your sales of Fund shares should not be taxable.

Following the end of each year, your Fund will send you a notice that tells you how much you have received in distributions during the year and their federal tax status. You could also be subject to foreign, state and local taxes on such distributions.

In certain circumstances, you may be subject to backup withholding taxes.

Tax considerations for tax-exempt or foreign investors or those holding Fund shares through a tax-deferred account, such as a 401(k) Plan or IRA, will be different. Because each investor’s tax circumstances are unique and because tax laws are subject to change, you should consult your tax advisor about your investment.

Master/Feeder Mutual Fund Structure

The Funds do not have their own investment adviser. Instead, each Fund invests all of its assets in a corresponding Master Portfolio that has substantially identical investment objectives, strategies and policies as the Fund. BGFA serves as investment adviser to each Master Portfolio. The Master Portfolios may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolios and, therefore, the Funds.

Feeder Fund Expenses. Each feeder fund bears its Master Portfolio’s expenses in proportion to the amount of assets each invests in the Master Portfolio. Each feeder fund can set its own transaction minimums, fund-specific expenses and conditions.

Feeder Fund Rights. Under the master/feeder structure, the Funds’ Board of Trustees retains the right to withdraw a Fund’s assets from its corresponding Master Portfolio if it believes doing so is in the Fund’s shareholders’ best interests. If the Board of Trustees decides to withdraw a Fund’s assets, it would then consider whether the Fund should hire its own investment adviser, invest in another master portfolio or take other action.

Share Class. The Funds offer additional share classes with different expenses and expected returns than those described in this Prospectus, including share classes you may be eligible to purchase. Call 1 877 BGI 1544 (1 877 244 1544) for additional information.

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Financial Highlights

The financial tables are intended to help investors understand the financial performance of the Trust Shares of the Institutional Money Market, Prime Money Market, Government Money Market and Treasury Money Market Funds’ financial performance since inception. Certain information reflects financial results for a single Trust Shares’ share of each Fund. The total returns in the table represent the rate of return that an investor would have earned or (lost) on an investment in Trust Shares of a given Fund, assuming reinvestment of all dividends and distributions. The information has been audited by [                ], whose report, along with the Funds’ financial statements, is included in the Funds’ annual report. You may obtain copies of the annual report at no cost by calling 1 877 BGI 1544 (1 877 244 1544), toll-free, Monday through Friday, 8:30 a.m. to 6:30 p.m. Eastern Time.

[To be updated by amendment.]

Institutional Money Market Fund

Trust Shares Financial Highlights

(For a share outstanding throughout the period)

16	BARCLAYS GLOBAL INVESTORS FUNDS

Prime Money Market Fund

Trust Shares Financial Highlights

(For a share outstanding throughout the period)

17

Government Money Market Fund

Trust Shares Financial Highlights

(For a share outstanding throughout the period)

18	BARCLAYS GLOBAL INVESTORS FUNDS

Treasury Money Market Fund

Trust Shares Financial Highlights

(For a share outstanding throughout the period)

19

Additional information about the Funds’ investments is available in their annual and semi-annual reports to shareholders and their SAI. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during their last fiscal year. The SAI is incorporated by reference into this Prospectus. If you have any questions about the Funds or wish to obtain the annual and semi-annual reports and SAI free of charge, please call the Funds’ toll-free number: 1 877 BGI 1544 (1 877 244 1544), visit our website at: BGICash.com, or email the Funds at: BGICash@seic.com. You may write Barclays Global Investors Funds at: c/o SEI Investments, One Freedom Valley Drive, Oaks, PA 19456.

The SAI, dated May 1, 2006, has been electronically filed with the SEC. You can also obtain this information through the Internet on the SEC’s Website at: http://www.sec.gov. Copies of these documents may be obtained, after paying a duplication fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section. Address your request to: Public Reference Section of the SEC, Washington D.C. 20549-0102.

You can also review and copy the documents at the SEC’s Public Reference Room in Washington, D.C.

Call the SEC at 1 202 942 8090 for further details.

Investment Company Act File No.: 811-07332

PROSPECTUS

MAY 1, 2006

Money Market Fund

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission (“SEC”) nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

3	Investment Objective

3	Principal Investment Strategies

4	Principal Risk Factors

5	Investment Returns

6	Fees and Expenses

7	Management of the Fund

8	Shareholder Information

13	Financial Highlights

Investment Objective*

The investment objective for the Money Market Fund (the “Fund”) is to seek a high level of income consistent with liquidity and the preservation of capital.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. The Fund’s portfolio will maintain an average weighted maturity of 90 days or less. Under normal circumstances, the Fund expects to invest at least 95% of its assets in any combination of such investments, which may include certificates of deposit, high-quality debt obligations, such as corporate debt, certain obligations of U.S. and foreign banks, certain repurchase agreements and obligations of the U.S. government, its agencies and instrumentalities (including government-sponsored enterprises).

The Fund reserves the right to concentrate its investments (i.e., invest 25% or more of its total assets in securities of issuers in a particular industry) in the obligations of domestic banks.

*	The Money Market Fund invests all of its assets in a separate mutual fund—the Money Market Master Portfolio (the “Master Portfolio”)—that has a substantially identical investment objective. All discussion of the investment objective, strategies and risks of the Fund refers also to the investment objective, strategies and risks of the Master Portfolio, unless otherwise indicated. A detailed description of the relationship of the Fund to the Master Portfolio appears on page 12.

3

Principal Risk Factors

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

While some of the Fund’s portfolio securities are issued and guaranteed by the U.S. government, its agencies or instrumentalities, such securities are subject to the risk of sharply rising or falling interest rates which could cause the Fund’s income to fluctuate as the market value of the Fund’s securities fluctuates.

The Fund’s income and/or share price could also be affected by downgrades or defaults of any of the Fund’s holdings. Certain securities issued by U.S. government-sponsored entities, such as Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Federal Home Loan Banks, are not guaranteed by the U.S. government, and no assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

The Fund’s yield will vary as the securities in its portfolio mature or are sold, and the proceeds are reinvested in securities with different interest rates.

The risks generally associated with concentrating investments in the banking industry include interest rate risk, credit risk, and the risk of negative regulatory or market developments affecting the banking and financial services industries.

For a further description of the Fund’s policies and procedures with respect to disclosure of the Fund’s corresponding Master Portfolio’s portfolio holdings, and discussion of the Fund’s investments and risks, please refer to the Fund’s combined Statement of Additional Information (“SAI”). The SAI is incorporated by reference in this Prospectus and is available free of charge by calling 1 877 BGI 1544 (1 877 244 1544).

Who May Want to Invest in the Fund

The Fund is designed for investors who:

■	seek income from a high quality portfolio;

■	wish to maintain the value of their investment in the long- and short-term; and/or

■	seek an interim investment or a short-term goal.

4	BARCLAYS GLOBAL INVESTORS FUNDS

Investment Returns

Total Returns

The bar chart and the table in this section provide some indication of the risks of investing in the Fund. The bar chart shows the return of the Fund for the previous ten full calendar years. The average annual total return table compares the Fund’s average annual total return to those of a group of corresponding funds for one, five and ten year periods. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

Money Market Fund Year-By-Year Returns

(Years ended December 31)

The highest and lowest quarterly returns for the Money Market Fund for the periods covered by the bar chart above are listed below:

Highest Quarterly Return:	Lowest Quarterly Return:

%	%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2005)

	1 YEAR	5 YEARS	10 YEARS
Money Market Fund	%	%	%
MFR Averages/All Taxable*	%	%	%
*	The Money Market Fund is tracked against the Money Fund Report All Taxable Average, a service of iMoneyNet, Inc.

The Fund’s seven-day yield, also called the current yield, annualizes the amount of income the Fund generates over a seven-day period by projecting the amount for an entire year. To learn the Fund’s current seven-day yield, call 1 877 BGI 1544 (1 877 244 1544) (toll-free) Monday through Friday from 8:30 a.m. to 6:30 p.m. Eastern Time or visit www.BGICash.com.

5

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses are deducted from the Fund’s assets, which means you pay them indirectly.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS A PERCENTAGE OF DAILY NET ASSETS)

Money Market Fund
Management fees(3)	0.10%
Other expenses	0.38%
Total annual Fund operating expenses(1),(2),(3)	0.48%
Less management fee waiver(3)	(0.03)%
Net expenses(3)	0.45%
(1)	Total annual Fund operating expenses in the above table and the following example reflect the expenses of both the Fund and the Master Portfolio in which it invests.
(2)	The Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they determine, from time to time.
(3)	Barclays Global Fund Advisors (“BGFA”), the investment adviser to the Master Portfolio, has contractually agreed to waive a portion of its management fees through April 30, 2007. After such contractual waiver, the management fee will be 0.07%.

Example

The example below is intended to help you compare the Fund’s costs with those of other mutual funds. The example illustrates the costs you would have incurred on an initial $10,000 investment in the Fund over the time periods shown. It assumes your investment earns an annual return of 5% over the periods, that the Fund’s total operating expenses remain the same, and the contractual fee waiver is in effect for year one.

The Fund does not charge a sales load or other fee upon redemption. This means that your expenses for each period would be the same whether or not you sell your shares at the end of a period. Your actual costs may be higher or lower than this hypothetical example.

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Money Market Fund	$	$	$	$

6	BARCLAYS GLOBAL INVESTORS FUNDS

Management of the Fund

Investment Adviser

The Fund is a feeder fund that invests all of its assets in a Master Portfolio with a substantially identical investment objective, strategies and policies. Accordingly, the Fund does not have its own investment adviser. BGFA, a registered investment adviser, serves as investment adviser for the Master Portfolio. For its services to the Master Portfolio, BGFA is entitled to receive an advisory fee at the annual rate of 0.10% (0.07% pursuant to the current contractual fee waiver) of the Master Portfolio’s average daily net assets.

BGFA is located at 45 Fremont Street, San Francisco, California 94105. It is a wholly-owned subsidiary of Barclays Global Investors, N.A. (“BGI”), which in turn is a majority-owned subsidiary of Barclays Bank PLC. BGI, including its affiliates, is one of the world’s largest managers of institutional investment assets. As of December 31, 2005, BGI and its affiliates, including BGFA, provided investment advisory services for over $1.5 trillion in assets.

A discussion regarding the basis for the Master Portfolio’s Board of Trustees’ approval of the investment advisory agreement with BGFA is available in the Fund’s semi-annual report for the 6-month period ended June 30.

Administrative Services

BGI provides the following services, among others, as the Fund’s administrator:

■	Management of the Fund’s non-investment operations;

■	Preparation of reports for the Fund’s Board of Trustees;

■	Preparation of required filings with the SEC and state securities commissions;

■	Preparation of proxy statements and shareholder reports; and

■	Engaging and supervising certain intermediaries (“Shareholder Servicing Agents”) that service certain Fund accounts.

BGI is entitled to receive a fee for these services, among others, at the annual rate of 0.35% of the Fund’s average daily net assets. In return for this fee, BGI has agreed to absorb all expenses for the Fund other than the investment advisory fee, extraordinary expenses, brokerage and other expenses connected to the execution of portfolio transactions and certain other expenses which are borne directly by the Fund.

The Shareholder Servicing Agents service individual and omnibus Fund accounts. In addition to serving as an agent of the Fund for the purposes of accepting orders for purchases and redemptions of Fund shares, Shareholder Servicing Agents may provide administrative support and account services such as processing purchases and redemptions of shares on behalf of eligible investors, answering shareholder inquiries, keeping records, transmitting reports and communications from the Fund, and providing reports on the status of individual and omnibus Fund accounts. Out of fees it receives from the Fund for providing administrative services, BGI pays shareholder servicing fees to certain Shareholder Servicing Agents, in amounts not exceeding maximum fee rates approved by the Fund’s Board of Trustees, for those shareholder servicing, sub-administration, recordkeeping, sub-transfer agency and processing services that the Shareholder Servicing Agents perform for their clients that would otherwise be performed by BGI or the Fund’s other service providers. In addition, BGFA and/or BGI may pay significant additional amounts from their own resources to Shareholder Servicing Agents for those services.

From time to time, BGFA, BGI and/or the Fund’s distributor may also pay significant additional amounts from their own resources to other intermediaries that perform services in connection with the sale of Fund shares.

7

Shareholder Information

Who is Eligible to Invest

To be eligible to purchase Fund shares, you must:

■	Invest through an employer-sponsored or individual retirement savings plan;

■	Invest the proceeds rolled over from such plan into an Individual Retirement Account (“IRA”);

■	Maintain an account with Investors Bank & Trust Co. (“IBT”), which is the Fund’s custodian, transfer agent and dividend disbursing agent, or one of the Fund’s Shareholder Servicing Agents; or

■	Initially invest a minimum of $1 million directly through IBT.

The minimum initial investment amount for the Fund is $1 million; however, in certain situations this minimum initial investment may be reduced or waived. Please contact your Shareholder Servicing Agent or IBT for more information.

In order to invest, a completed account application form must be submitted to and processed by your Shareholder Servicing Agent or IBT and an account number assigned. You may be asked to provide information to verify your identity when opening an account.

Your Shareholder Servicing Agent may charge you a fee and may offer additional account services. Additionally, your Shareholder Servicing Agent may have procedures for placing orders for Fund shares that differ from those of the Fund, such as different investment minimums and earlier trading deadlines. Please contact your Shareholder Servicing Agent directly for more information and details.

How to Buy Shares

■	Plan Participant. Invest through payroll deductions or make a direct contribution by rolling over an amount from another 401(k) Plan or from a rollover IRA (make arrangements through your employer). If you are investing through a shareholder servicing agent, your shareholder servicing agent is responsible for properly transmitting your purchase order to IBT, and may impose an earlier deadline than the Fund, as described below.

■	Tax-Deferred Investor. Invest through a Shareholder Servicing Agent as provided in your benefit plan documents. Your Shareholder Servicing Agent is responsible for properly transmitting your purchase order to IBT, and may impose an earlier deadline than the Fund, as described below.

■	Qualified Buyer. Invest through an account set up with your Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your purchase order to IBT, and may impose an earlier deadline than the Fund, as described below.

■	Direct Buyer. See “Special Instructions for Direct Buyers” on page 10.

You may buy Fund shares without paying a sales charge. Your purchase order must be received in proper form, as determined by IBT or an intermediary pursuant to an appropriate agreement, on any day the Fund is open (a

8	BARCLAYS GLOBAL INVESTORS FUNDS

“Business Day”) by 5:00 p.m. Eastern Time or earlier on any Business Day the primary markets for the Fund close early to purchase shares at that day’s net asset value per share (“NAV”). Orders received after 5:00 p.m. Eastern Time or earlier on any Business Day the primary markets for the Fund close early will be executed on the next Business Day. The Fund is generally open Monday through Friday and is closed on weekends, New York Stock Exchange (“NYSE”) Holidays, Columbus Day and Veterans’ Day.

The Fund reserves the right to suspend or discontinue the offer and sale of Portfolio shares and to reject or cancel any purchase order, for any reason.

Purchases must be made in U.S. dollars and funds must be received via the FedWire system by its close, or by such other means as the Fund may from time to time determine. You may be charged for any costs incurred in connection with a purchase order that has been placed but not funded as described above.

How to Sell Shares

■	Plan Participant. Contact your Plan Sponsor or Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your sale order to IBT.

■	Tax-Deferred Investor. Contact your Plan Sponsor or Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your sale order to IBT.

■	Qualified Buyer. Contact your Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your sale order to IBT.

■	Direct Buyer. See “Special Instructions for Direct Buyers” on page 10.

You may sell Fund shares without paying a sales charge. Your order to sell shares must be received in proper form, as determined by IBT or an intermediary pursuant to an appropriate agreement, by 5:00 p.m. Eastern Time on any Business Day or earlier on any Business Day the primary markets for the Fund close early to sell shares at that day’s NAV. Orders received after 5:00 p.m. Eastern Time or earlier on any Business Day the primary markets for the Fund close early, will be executed on the next Business Day. Contact IBT at 1 888 204 3956 for additional information and documentation required for an order to sell.

The Fund generally remits the proceeds from a sale the same Business Day after receiving a properly executed order to sell. The Fund can delay payment for one day, or longer than one day under extraordinary circumstances. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by the Fund or the fair determination of the Fund’s NAV not reasonably practicable; or (iii) the SEC by order permits the suspension of the right of redemption for the protection of the investors. The Fund reserves the right to suspend your right of redemption and to delay delivery of your redemption proceeds, as permitted under Section 22(e) of the Investment Company Act of 1940, as amended, and other applicable laws. The Fund further reserves the right to automatically redeem your shares and close your account for any reason, and send you the proceeds, which would reflect the NAV on the day the Fund automatically redeems your shares. For example, the Fund may automatically redeem your shares to reimburse the Fund for any losses sustained by reason of your failure to make full payment for shares purchased or to collect any charge relating to a transaction effected for your benefit that is applicable to the Fund’s shares as provided from time to time in this Prospectus.

In addition, the Fund reserves the right to send your redemption proceeds in the form of securities from its Master Portfolio. For further information, please refer to the Fund’s SAI or contact IBT at 1 888 204 3956.

9

Upon redemption, the identity of the holder of the account to which the proceeds are being sent may need to be verified.

Special Instructions for Direct Buyers

A Direct Buyer who has established an account with the Fund can add to or redeem from that Fund account by wire instructions, by phone or through the mail.

■	To invest by wire, check that option on your account application when you open your account. If you already have an account, call IBT at 1 888 204 3956 to receive a bank-wire application.

You should instruct your bank to wire funds as follows:

Investors Bank & Trust Co.

ABA # 011001438

Attn: Transfer Agent

Account # DDA 555555535

For Further Credit to: Barclays Global Investors Funds

Shareholder Account Name

Shareholder Account Number

Fund Share Class Number 1120

■	To invest by mail, make your check payable to the Money Market Fund and mail to Investors Bank & Trust Company, P.O. Box 642, Boston, MA 02117-0642. Please include the Fund’s Share Class number and your account number on your check. You will find them on your monthly statements.

■	To redeem shares by phone, call 1 888 204 3956 any Business Day between 8:30 a.m. and 5:00 p.m. Eastern Time or earlier on any Business Day the primary markets for the Fund closes early. IBT will employ procedures designed to confirm that your order is valid. These may include asking for identifying information and recording the phone call. Neither IBT nor the Fund may be held liable for acting on telephone instructions IBT reasonably believes to be valid. IBT will wire proceeds directly to your designated bank account.*

■	To redeem shares by mail, indicate the dollar amount you wish to receive or the number of shares you wish to sell in your order to sell. Include your Fund, account and taxpayer identification numbers. All account signatories must sign the order.

■	Direct Buyers can ask IBT to wire proceeds directly to their designated bank account.**

■	When a Direct Buyer purchases Fund shares and then quickly sells, the Fund may delay the payment of proceeds up to ten days to ensure that purchase checks have cleared.

Calculating the Fund’s Share Price

The Fund’s share price (also known as the Fund’s NAV) is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

*	If you wish to change your bank wire instructions, you must make your request in writing and include a signature guarantee to help prevent fraud. You can obtain a signature guarantee from most banks and securities dealers. A signature guarantee is not a notarized signature.
**	If you direct the sales proceeds to someone other than your account’s owner of record, to an address other than your account’s address of record or to a bank not designated previously, you must make your request in writing and include a signature guarantee to help prevent fraud. You can obtain a signature guarantee from most banks and securities dealers. A signature guarantee is not a notarized signature.

10	BARCLAYS GLOBAL INVESTORS FUNDS

The Fund’s NAV is calculated at 5:00 p.m. Eastern Time on any Business Day (or, if the primary markets for the Fund close early, at such closing time). The NAV of the Fund is calculated based on the net asset value of the Master Portfolio in which the Fund invests. The Fund’s SAI includes a description of the methods for valuing the Master Portfolio’s investments.

The Fund seeks to maintain a constant price of $1.00 per share, although it can offer no assurance that it will be able to do so.

The price at which a purchase or redemption order for a Fund’s shares is processed is based on the next calculation of the Fund’s NAV after the order is received in proper form, as determined by IBT.

Fund Distributions

The Fund declares distributions of its net investment income daily and distributes them monthly to shareholders. The Fund distributes its realized net capital gains, if any, to shareholders at least annually. Distributions payable to you by the Fund will be automatically reinvested in additional shares of the Fund unless you elected to receive distribution payment in cash.

You begin earning distributions on your shares the day your purchase order takes effect. You continue earning daily distributions on your shares up to but not including the date you sell them.

The Fund credits distributions earned on weekends and holidays to the preceding Business Day. If you sell shares before the monthly distribution payment date, the Fund remits any distributions declared but not yet paid on the next distribution payment date. If you sell all shares before the monthly distribution payment date, the Fund remits all distributions accrued with the sale proceeds.

Frequent Trading in Fund Shares

Because of the investment objective and strategies of the Fund’s corresponding Master Portfolio, the Master Portfolio’s Board of Trustees has adopted a policy of not monitoring for frequent purchase and redemption (“frequent trading”) activity that appears to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a Master Portfolio’s portfolio securities after the close of the primary markets for those portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), and the Fund’s Board of Trustees has not adopted a policy of monitoring for other frequent trading activity in the Fund.

Taxes

The following discussion regarding federal income taxes is based upon laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and its U.S. shareholders. This discussion is not intended as a substitute for careful tax planning. Please see the SAI for additional federal income tax information.

As with all mutual funds, you generally will be required to pay taxes on your distributions from your Fund’s net investment income and realized net capital gains. Distributions from the Fund normally will be taxable to you when paid, whether you choose to receive them in cash or automatically reinvest them in additional Fund shares. The amount of taxes you owe will vary from year to year, based on the amount and character of the Fund distributions to you and your tax rate.

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Distributions generally create the following tax liability:

TRANSACTION	TAX STATUS
Income distribution	Ordinary income
Short-term capital gain distribution	Ordinary income
Long-term capital gain distribution	Long-term capital gain

Normally, the Fund does not expect to realize significant capital gains.

Distributions from your Fund paid to corporate shareholders will not qualify for the dividends-received deduction generally available to corporate taxpayers. In general, distributions from your Fund also will not qualify for the reductions in federal income taxation of dividends payable to individuals from certain U.S. and foreign corporations.

As long as your Fund maintains a $1.00 NAV per share, your sales of Fund shares should not be taxable.

Following the end of each year, your Fund will send you a notice that tells you how much you have received in distributions during the year and their federal tax status. You could also be subject to foreign, state and local taxes on such distributions.

In certain circumstances, you may be subject to backup withholding taxes.

Tax considerations for tax-exempt or foreign investors or those holding Fund shares through a tax-deferred account, such as a 401(k) Plan or IRA, will be different. Because each investor’s tax circumstances are unique and because tax laws are subject to change, you should consult your tax advisor about your investment.

Master/Feeder Mutual Fund Structure

The Fund does not have its own investment adviser. Instead, the Fund invests all of its assets in a corresponding Master Portfolio that has a substantially identical investment objectives, strategies and policies as the Fund. BGFA serves as investment adviser to the Master Portfolio. The Master Portfolio may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolio and, therefore, the Fund.

Feeder Fund Expenses. The feeder fund bears the Master Portfolio’s expenses in proportion to the amount of assets it invests in the Master Portfolio. The feeder can set its own transaction minimums, fund-specific expenses and conditions.

Feeder Fund Rights. Under the master/feeder structure, the Fund’s Board of Trustees retains the right to withdraw the Fund’s assets from the Master Portfolio if it believes doing so is in the Fund’s shareholders’ best interests. If the Board of Trustees decides to withdraw the Fund’s assets, it would then consider whether the Fund should hire its own investment adviser, invest in another master portfolio or take other action.

12	BARCLAYS GLOBAL INVESTORS FUNDS

Financial Highlights

The financial table is intended to help investors understand the financial performance of the Money Market Fund’s financial performance for past 5 years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate of return that an investor would have earned or (lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information has been audited by [            ], whose report, along with the Fund’s financial statements, is included in the Fund’s annual report. You may obtain copies of the annual report at no cost by calling 1 877 BGI 1544 (1 877 244 1544), toll-free, Monday through Friday, 8:30 a.m. to 6:30 p.m. Eastern Time.

[To be updated by amendment.]

Money Market Fund

(For a share outstanding throughout the period)

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Additional information about the Fund’s investments is available in its annual and semi-annual reports to shareholders and its SAI. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI is incorporated by reference into this Prospectus. If you have any questions about the Fund or wish to obtain the annual and semi-annual report and SAI free of charge, please call the Fund’s toll-free number: 1 877 BGI 1544 (1 877 244 1544), visit our website at: BGICash.com, or email the Fund at: BGICash@seic.com. You may write Barclays Global Investors Funds at: c/o SEI Investments, One Freedom Valley Drive, Oaks, PA 19456.

The SAI, dated May 1, 2006, has been electronically filed with the SEC. You can also obtain this information through the Internet on the SEC’s Website at: http://www.sec.gov. Copies of these documents may be obtained, after paying a duplication fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section. Address your request to: Public Reference Section of the SEC, Washington D.C. 20549-0102.

You can also review and copy the documents at the SEC’s Public Reference Room in Washington, D.C.

Call the SEC at 1 202 942 8090 for further details.

Investment Company Act File No.: 811-07332

BARCLAYS GLOBAL INVESTORS FUNDS

STATEMENT OF ADDITIONAL INFORMATION

MONEY MARKET FUND

PRIME MONEY MARKET FUND

INSTITUTIONAL MONEY MARKET FUND

GOVERNMENT MONEY MARKET FUND

TREASURY MONEY MARKET FUND

(Premium, Institutional, Select, Trust and Aon Captives Shares)

May 1, 2006

Barclays Global Investors Funds (the “Trust”) is an open-end, series management investment company. This Combined Statement of Additional Information (“SAI”) contains additional information about the shares of the Money Market Fund, and the Premium, Institutional, Select and Trust Shares of the following series of the Trust – the Prime Money Market Fund, the Institutional Money Market Fund, the Government Money Market Fund and the Treasury Money Market Fund (each, a “Fund” and collectively, the “Funds”). This SAI also contains information about the Aon Captives Shares of the Institutional Money Market Fund.

Each Fund seeks to achieve its investment objective by investing all of its assets in a corresponding master portfolio of the Master Investment Portfolio (“MIP”). The Money Market Fund and the Institutional Money Market Fund invest in the Money Market Master Portfolio; the Prime Money Market Fund invests in the Prime Money Market Master Portfolio; the Government Money Market Fund invests in the Government Money Market Master Portfolio; and the Treasury Money Market Fund invests in the Treasury Money Market Master Portfolio (each, a “Master Portfolio” and collectively, the “Master Portfolios”). Barclays Global Fund Advisors (“BGFA” or “Investment Adviser”) serves as investment adviser to each Master Portfolio. References to the investments, investment policies and risks of a Fund, unless otherwise indicated, should be understood as references to the investments, investment policies and risks of each Fund’s corresponding Master Portfolio.

This SAI is not a prospectus and should be read in conjunction with each Fund’s current prospectuses (each, a “Prospectus” and collectively, the “Prospectuses”), each dated May 1, 2006 and as amended from time to time, for the relevant class of shares. Each Fund’s financial statements, which include the schedules of investments and independent auditor’s reports for the fiscal year ended December 31, 2005, are incorporated by reference into this SAI. Prospectuses and Annual Reports may be obtained without charge by writing Barclays Global Investors Funds, c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456, or by calling 1 877 BGI 1544 (1 877 244 1544) (toll-free), or e-mailing the Funds at BGICash@seic.com.

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HISTORY OF THE TRUST

The Trust is an open-end, series management investment company organized on December 4, 2001 as a statutory trust under the laws of the State of Delaware. On August 21, 2001, the Board of Directors of Barclays Global Investors Funds, Inc. (the “Company”) approved a proposal to redomicile the Company from a Maryland corporation to a Delaware statutory trust (the “Redomiciling”). Shareholders of the Company approved the Redomiciling on November 16, 2001. The Trust was established with multiple series, including the Funds, corresponding to and having identical designations as the Company’s series. The Redomiciling was effected on January 11, 2002, at which time the Trust assumed the operations of the Company and adopted the Company’s registration statement. Shortly thereafter, the Company was dissolved.

The Trust’s principal office is located at 45 Fremont Street, San Francisco, California 94105. Each Fund invests all of its assets in the corresponding Master Portfolio of MIP (as illustrated below), which has substantially the same investment objective, policies and restrictions as the related Fund.

Fund	Corresponding Master Portfolio
Money Market Fund	Money Market Master Portfolio
Prime Money Market Fund	Prime Money Market Master Portfolio
Institutional Money Market Fund	Money Market Master Portfolio
Government Money Market Fund	Government Money Market Master Portfolio
Treasury Money Market Fund	Treasury Money Market Master Portfolio

Each series of the Trust, other than Money Market Fund, issues shares in multiple classes, currently including Institutional Shares, Premium Shares, Select Shares and Trust Shares, and with respect only to the Institutional Money Market Fund, Aon Captives Shares. On August 14, 2002, the Trust’s Board of Trustees approved changing the name of the Institutional Money Market Fund’s Distributor Shares to the “Aon Captives Shares.”

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

Investment Objectives and Policies.

Each Fund and Master Portfolio has adopted an investment objective and investment policies that may be fundamental or non-fundamental. Fundamental policies cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the outstanding voting securities of such Fund or Master Portfolio, as the case may be. Non-fundamental policies may be changed without shareholder approval by vote of a majority of the Trustees of the Trust or MIP, as the case may be, at any time.

Each Fund’s investment objective is set forth in its Prospectus. Each Fund’s investment objectives are non-fundamental and can be changed by the Trust’s Board of Trustees without shareholder approval. The investment objective and investment policies of the Funds determine the types of portfolio securities in which each Fund invests, the degree of risk to which a Fund is subject and, ultimately, the Fund’s performance. There can be no assurance that the investment objectives of each Fund will be achieved.

Master/Feeder Structure.

Each Fund seeks to achieve its investment objective by investing all of its assets in the corresponding Master Portfolio of MIP. Each Fund and any other entities investing in the same Master Portfolio, are each liable for all obligations of that Master Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and MIP itself is unable to meet its obligations. Accordingly, the Trust’s Board of Trustees believes that under normal circumstances, none of the Funds or their shareholders will be adversely affected by investing Fund assets in the corresponding Master Portfolio. However, if a mutual fund or other investor withdraws its investment from a Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Trust’s Board of Trustees believes may be available through investment in such Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise.

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The fundamental policies of each Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of a Master Portfolio’s outstanding interests. Whenever a Fund, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, a Fund will hold a meeting of its shareholders to consider such matters. Each Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which a Fund receives no voting instructions will be voted in the same proportion as the votes received by the Fund from its other shareholders.

Certain policies of the Master Portfolios that are non-fundamental may be changed by vote of a majority of MIP’s Trustees without interestholder approval. If a Master Portfolio’s investment objective or fundamental or non-fundamental policies are changed, a Fund may elect to change its objective or policies to correspond to those of the corresponding Master Portfolio. Each Fund may withdraw its investment in the corresponding Master Portfolio only if the Trust’s Board of Trustees determines that such action is in the best interests of the Fund and its shareholders for this or any other reason. Prior to such withdrawal, the Trust’s Board of Trustees would consider alternatives, including whether to seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Funds’ portfolio in accordance with their objectives. In the latter case, a Fund’s inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders’ investments in the Funds.

Fundamental Investment Restrictions

The Funds are subject to the following investment restrictions, all of which are fundamental policies.

Each Fund may not:

(1) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund’s investments in that industry would equal or exceed 25% of the current value of the Fund’s total assets, provided that this restriction does not limit the Fund’s: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government securities”), or (iii) investments in repurchase agreements collateralized by U.S. Government securities; and further provided that, with respect to Money Market Fund, Prime Money Market Fund and Institutional Money Market Fund, the Fund reserves the right to concentrate in the obligations of domestic banks (as such term is interpreted by the Securities Exchange Commission (“SEC”) or its staff);

(2) Purchase the securities of any single issuer if, as a result, with respect to 75% of the Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Fund’s cash or cash items, investments in U.S. Government securities, or investments in securities of other investment companies;

(3) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(4) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(5) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund’s investment program may be deemed to be an underwriting; and provided further, that the purchase by the Fund of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute an underwriting for purposes of this paragraph;

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); or

(7) Purchase or sell commodities, provided that: (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

4

With respect to paragraph 3, the 1940 Act currently allows each Fund to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph 4, the 1940 Act and regulatory interpretations currently limit the percentage of each Fund’s securities that may be loaned to one-third of the value of its total assets.

Non-Fundamental Investment Restrictions.

The Funds have adopted the following investment restrictions as non-fundamental policies. These restrictions may be changed without shareholder approval by a majority of the Trustees of the Funds, at any time.

(1) Each Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder;

(2) Each Fund may not invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days.

(3) Each Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of a Fund’s total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. Each Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year.

(4) Each Fund may not make investments for the purpose of exercising control or management; provided that a Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph.

In addition, the Government Money Market Fund and the Treasury Money Market Fund have adopted the following investment restriction as a non-fundamental policy:

Each Fund will provide shareholders with at least 60 days’ notice of any change to the Fund’s non-fundamental policy to invest at least 80% of the Fund’s assets in the types of securities described in the Fund’s principal investment strategies. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

In addition, the Money Market Fund, Prime Money Market Fund and Institutional Money Market Fund have adopted the following investment restrictions as non-fundamental policies:

(1) Each Fund may not purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs.

(2) Each Fund may not write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity.

(3) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities.

Notwithstanding any other investment policy or restriction (whether or not fundamental), each Fund may invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the Fund.

5

Investments and Risk

To the extent set forth in this SAI, each Fund through its investment in the corresponding Master Portfolio may invest in the securities described below. To avoid the need to refer to both the Funds and the Master Portfolios in every instance, the following sections generally refer to the Funds only.

The assets of each Fund consist only of obligations maturing within 397 calendar days from the date of acquisition (as determined in accordance with the regulations of the SEC), and the dollar-weighted average maturity of a Fund may not exceed 90 days. Under normal circumstances, the Funds expect to maintain a dollar-weighted average portfolio maturity of less than 60 days. The securities in which each Fund invests may not yield as high a level of current income as may be achieved from securities with less liquidity and less safety. There can be no assurance that a Fund’s investment objectives will be realized as described in its Prospectus(es).

Treasury Money Market Fund invests exclusively in U.S. Treasury obligations, as described below. Government Money Market Fund invests exclusively in U.S. Government obligations, as described below. Practices described below relating to illiquid securities, investment company securities, loans of portfolio securities and repurchase agreements also apply to Treasury Money Market Fund and Government Money Market Fund. Money Market Fund, Prime Money Market Fund and Institutional Money Market Fund may invest in any of the instruments or engage in any practice described below.

Asset-Backed and Commercial Mortgage-Backed Securities.

The Funds may invest in asset-backed and commercial mortgaged-backed securities. Asset-backed securities are securities backed by installment contracts, credit-card receivables or other assets. Commercial mortgage-backed securities are securities backed by commercial real estate properties. Both asset-backed and commercial mortgage-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments are, in effect, “passed through” to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be less than the original maturity of the assets underlying the securities. For this and other reasons, an asset-backed and commercial mortgage-backed security’s stated maturity may be shortened, and the security’s total return may be difficult to predict. The Funds may invest in such securities up to the limits prescribed by Rule 2a-7 and other provisions of or under the 1940 Act.

Bank Obligations.

The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic branches of foreign banks, domestic savings and loan associations and other banking institutions.

Certificates of deposit (“CDs”) are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits (“TDs”) are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. TDs that may be held by the Funds will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation (“FDIC”).

Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose CDs may be purchased by the Fund are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending on the principal amount of the CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic branches of domestic banks whose CDs may be

6

purchased by the Fund generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and TDs, may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and/or governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on amounts realized on the obligations. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may be required to: (1) pledge to the appropriate regulatory authority, by depositing assets with a designated bank within the relevant state, a certain percentage of their assets as fixed from time to time by such regulatory authority; and (2) maintain assets within the relevant state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

Commercial Paper and Short-Term Corporate Debt Instruments.

The Funds may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and usually has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser to the Master Portfolio monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

The Funds also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than thirteen months remaining to maturity at the date of settlement. The Fund will invest only in such corporate bonds and debentures that are deemed appropriate by BGFA in accordance with Rule 2a-7 under the 1940 Act. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. BGFA will consider such an event in determining whether the Fund should continue to hold the obligation. To the extent the Fund continues to hold such obligations, it may be subject to additional risk of default.

Floating and Variable Rate Obligations.

The Funds may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. The floating and variable rate instruments that the Fund may purchase include certificates of participation in such instruments. The interest rate adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. Floating and variable rate instruments are subject to interest rate risk and credit risk.

The Funds may purchase floating and variable rate obligations. The Funds may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, as defined in

7

accordance with Rule 2a-7 and the 1940 Act. Variable rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between a Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

These obligations are direct lending arrangements between the lender and borrower. There may not be an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Fund may invest in obligations that are not so rated only if BGFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which a Fund may invest. BGFA considers on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations in a Fund’s portfolio.

Foreign Obligations.

The Funds may invest in certain securities of non-U.S. issuers. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or potentially confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, potential restrictions of the flow of international capital and transaction costs of foreign currency conversions. Foreign issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy with respect to growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

The Funds may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by BGFA to be of comparable quality to the other obligations in which the Funds may invest. The Funds may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank and the InterAmerican Development Bank. The percentage of each Fund’s assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions.

The Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although the Funds will generally purchase securities with the intention of acquiring them, the Funds may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by BGFA.

Funding Agreements.

The Funds may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity and may have either a fixed, variable or floating interest rate that is based on an index and guaranteed for a fixed time period. The Funds will purchase short-term funding agreements only from banks and insurance companies. The Funds may also purchase Guaranteed Investment Contracts (“GICs”).

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The secondary market, if any, for these funding agreements is limited; thus, such investments purchased by the Funds may be treated as illiquid. If a funding agreement is determined to be illiquid it will be valued at its fair market value as determined by procedures approved by the Board of Trustees. Valuation of illiquid indebtedness involves a greater degree of judgment in determining the value of each Fund’s assets than if the value were based on available market quotations.

Illiquid Securities.

Each Fund may invest in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating- and variable-rate demand obligations as to which the Fund cannot exercise a demand feature on not more than seven days’ notice and as to which there is no secondary market, and repurchase agreements providing for settlement more than seven days after notice.

Investment Company Securities.

Each Fund may invest in shares of open-end investment companies including investment companies that are affiliated with the Funds and BGFA, that invest exclusively in high-quality short-term securities to the extent permitted under the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that the Fund, if it has knowledge that its beneficial interests are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act, will not acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund. A Fund may also purchase shares of exchange listed closed-end funds, to the extent permitted under the 1940 Act. As a general matter, under the 1940 Act, investment in such securities is limited to: (i) 3% of the outstanding voting stock of any one investment company, (ii) 5% of a Funds’ total assets with respect to any one investment company and (iii) 10% of a Funds’ total assets with respect to all such companies in the aggregate. Pursuant to an exemptive order issued by the SEC, the Funds may invest up to 25% of their “uninvested cash” in money market funds advised by BGFA.

Letters of Credit.

Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit issued by a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies that, in the opinion of BGFA are of comparable quality to issuers of other permitted investments of the Funds may be used for letter of credit-backed investments.

Loans of Portfolio Securities.

Each Fund may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BGFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends. A Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending Fund or through one or more joint accounts or money market funds, including those managed by BGFA.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return a Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

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A Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Fund’s Board of Trustees. Barclays Global Investors, N.A. (“BGI”) acts as securities lending agent for the Fund subject to the overall supervision of BGFA. BGI receives a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Loan Participation Agreements.

Each Fund may purchase interests in loan participations that typically represent direct participation in a loan to a corporate borrower, and generally are offered by an intermediary bank or other financial institution or lending syndicate. Under these loan participation arrangements, the Funds will have the right to receive payments of principal, interest and any fees to which it is entitled from the bank selling the loan participation upon receipt by the bank of the payments from the borrower. The borrower in the underlying loan will be deemed to be the issuer of the participation interest except to the extent the Funds derives its rights from the intermediary bank that sold the loan participation. Such loans must be to issuers in whose obligations the Funds may invest.

Because the bank issuing the loan participation does not guarantee the participation in any way, the participation is subject to the credit risks associated with the underlying corporate borrower. In addition, it may be necessary, under the terms of the loan participation, for the Funds to assert its rights against the underlying corporate borrower, in the event that the underlying corporate borrower should fail to pay principal and interest when due. Thus, the Funds could be subject to delays, expenses, and risks, that are greater than those that would have been involved if the Funds had purchased a direct obligation of the borrower. Moreover, under the terms of the loan participation, the Funds may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the Funds also may be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation might be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the issuing bank.

The secondary market, if any, for these loan participation interests is limited; thus, such participations purchased by the Funds may be treated as illiquid. If a loan participation is determined to be illiquid it will be valued at its fair market value as determined by procedures approved by the Board of Trustees. Valuation of illiquid indebtedness involves a greater degree of judgment in determining the value of each Fund’s assets than if the value were based on available market quotations.

Mortgage Pass-Through Securities.

Each Fund may invest in mortgage pass-through securities which are a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. Government-sponsored enterprises including: the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation. In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a “pool” consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.

An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome. For these and other reasons, the Funds may obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of “to-be-announced” or “TBA transactions.” “TBA” refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines that establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to

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settlement date. The Funds may use TBA transactions in several ways. For example, the Funds may regularly enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a “TBA roll.” In a “TBA roll” the Funds generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, the Funds may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Default by or bankruptcy of a counterparty to a TBA transaction would expose the Funds to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, the Funds will enter into TBA transactions only with established counterparties (such as major broker-dealers) and BGFA will monitor the creditworthiness of such counterparties. The use of “TBA rolls” may cause the Funds to experience higher portfolio turnover and to pay higher capital gain distributions, which may result in larger amounts of short-term capital gains allocable to interestholders.

Municipal Securities.

Each Fund may invest in municipal securities. Municipal securities are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of a municipal security issuer to make payments on that security could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. Municipal securities in which the Funds may invest include, but are not limited to, municipal lease obligations and securities issued by entities whose underlying assets are municipal bonds.

Each Fund will invest in ‘high-quality’ long-term municipal bonds, municipal notes and short-term commercial paper, with remaining maturities not exceeding 397 calendar days.

Participation Interests.

Each Fund may invest in participation interests in any type of security in which the Funds may invest. A participation interest gives the Fund an undivided interest in the underlying securities in the proportion that the Fund’s participation interest bears to the total principal amount of the underlying securities.

Repurchase Agreements.

Each Fund will invest in repurchase agreements with certain counterparties. Repurchase agreements involve an agreement to purchase financial instruments and to resell those instruments back to the same counterparty at an agreed-upon date and price, which price reflects a rate of interest unrelated to a coupon rate or maturity of the purchased instruments. The value of the instruments purchased may be more or less than the price at which the counterparty has agreed to repurchase them. As protection against the risk that the counterparty will not fulfill its obligation, the instruments are marked to market daily and are maintained at a value at least equal to the sale price plus the accrued incremental amount. Delays or losses could result if the counterparty to the repurchase agreement defaults or becomes insolvent. The Funds will only engage in repurchase agreements with counterparties whose creditworthiness has been reviewed and found satisfactory by BGFA.

Restricted Securities.

Restricted securities are subject to legal restrictions on their sale. Difficulty in selling restricted securities may result in a loss or be costly to the Funds. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended, or in a registered public offering. Where registration is required, the restricted security’s holder may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time the holder decides to seek registration and the time the holder may be permitted to sell a security under an effective registration statement. If, during that period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

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Unrated Investments.

Each Fund may purchase instruments that are not rated if, in the opinion of BGFA, such obligations are of investment quality comparable to other rated investments that are permitted for purchase by a Fund, and they are purchased in accordance with a Fund’s procedures adopted by the MIP Board of Trustees in accordance with Rule 2a-7 under the 1940 Act. Such procedures require approval or ratification by the Board of Trustees of the purchase of unrated securities. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require an immediate sale of such security by a Fund provided that, when a security ceases to be rated, BGFA determines that such security presents minimal credit risks and, provided further that, when a security rating is downgraded below the eligible quality for investment or no longer presents minimal credit risks, BGFA finds that the sale of such security would not be in a Fund’s shareholder’s best interests.

To the extent the ratings given by a nationally recognized statistical ratings organization (“NRSRO”) may change as a result of changes in such organizations or their rating systems, the Funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and this SAI. The ratings of NRSROs are more fully described in the Appendix of this SAI.

U.S. Government Obligations.

Each Fund may invest in U.S. Government obligations including securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates), or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

U.S. Treasury Obligations.

U.S. Treasury obligations are direct obligations of the U.S. Government which are backed by the full faith and credit of the United States. U.S. Treasury obligations include, among other things, U.S. Treasury bills, notes, bonds, and the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities Program (“STRIPS”).

Portfolio Holdings Information.

The Boards of Trustees of the Trust and MIP have adopted a policy regarding the disclosure of portfolio holdings information that requires that such information be disclosed in a manner that (a) is consistent with applicable legal requirements and in the best interests of each Fund’s and Master Portfolio’s respective shareholders or interestholders, as applicable; (b) does not put the interests of BGFA, the Funds’ distributor, SEI Investments Distribution Co. (the “Distributor” or “SEI”), or any affiliated person of the Funds, the Master Portfolios, the Investment Adviser or the Distributor, above those of the Funds’ shareholders and the Master Portfolios’ interestholders; (c) does not advantage any current or prospective Fund shareholders or Master Portfolio interestholders over any other current or prospective Fund shareholders or Master Portfolio interestholders; and (d) does not provide selective access to portfolio holdings information except pursuant to the following procedures and to the extent appropriate confidentiality arrangements and/or control mechanisms (such as by virtue of duties to the Funds or the Master Portfolios) limiting the use of such information are in effect. None of the Funds, the Master Portfolios, the Investment Adviser or BGI receive any compensation or other consideration in connection with the disclosure of portfolio holdings information pursuant to the arrangements described below.

The policy described herein only relates to the disclosure of portfolio holdings information of the Funds and the Master Portfolios.

Service Providers.

Daily access to information concerning portfolio holdings is permitted, without any lag between the date of the information and the date on which such information is disclosed, (i) to personnel of the Investment Adviser who manage the Master Portfolio’s assets (“Portfolio Managers”) or who provide administrative, operational, risk management, or other support to the Portfolio Managers (“Support Staff”), and (ii) to other personnel of the Investment Adviser and the Funds’ and Master Portfolios’ service providers, such as BGI, Investors Bank & Trust Company (“IBT”) and SEI, who deal directly with, or assist in, functions related to investment management, administration, custody, and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Master Portfolios and the Funds and the terms of their respective current registration statements. Portfolio Managers and Support Staff may also release and discuss portfolio holdings information with various broker-dealers, including broker-dealers affiliated with the Investment Adviser, in connection with managing the Master

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Portfolios’ assets and settling the Master Portfolio’s transactions, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Master Portfolios and the Funds and the terms of their respective current registration statements.

From time to time, portfolio holdings information may also be provided, in the ordinary course of business without any lag between the date of the information and the date on which such information is disclosed (provided that such information is provided no earlier than the close of trading on the same business day as the date of such information), to other persons and entities, including, among others, the Trust’s and the Master Portfolio’s trustees as listed above; the auditors of the Funds and the Master Portfolios; counsel to the Trust or the Master Portfolio and counsel to the Independent Trustees; pricing service vendors; proxy voting service providers; financial printers; regulatory authorities; stock exchanges and other listing organizations; rating or ranking organizations; or as otherwise required by law or regulation. The following is a list as of December 31, 2005 of all such persons and entities to which the Funds and the Master Portfolios have ongoing arrangements to provide portfolio holdings information and the frequency with which such information is provided: [_______] as the rating organization of the Prime Money Market Master Portfolio - [______]; [________] and [________] as the Funds’ and the Master Portfolios’ rating or ranking organizations - [______]; and [______________]. Any additions, modifications or deletions to the foregoing list that have occurred since December 31, 2005 are not reflected. Generally, the above persons and entities are subject to duties of confidentiality arising under law or contract that provide an adequate safeguard for such information.

Third Party Feeder Funds.

Each Master Portfolio provides portfolio holdings information to the sponsors, administrators or other service providers for feeder funds sponsored by institutions not affiliated with BGFA that invest in such Master Portfolio (each, a “third party feeder fund”) as may be necessary to (i) conduct business of the third party feeder fund in the ordinary course in a manner consistent with agreements with the third party feeder fund and the terms of the Master Portfolio’s current registration statement, or (ii) satisfy legal requirements applicable to the third party feeder fund. Such portfolio holdings information may be provided without any lag between the date of the information and the date on which such information is disclosed. Each third party feeder fund is subject to the terms and duties of confidentiality of its own portfolio holdings disclosure policy as adopted by its board of directors or trustees (which policy may be different than the Trust’s and MIP’s policy described herein), and none of BGFA, the Investment Adviser or the Board of Trustees of the Trust or MIP exercises control over any third party feeder fund’s policies. The following is a list as of December 31, 2005 of third party feeder funds and their service providers to which the Master Portfolios have ongoing arrangements to provide portfolio holdings information and the frequency with which such information is provided: [______________]. Any additions, modifications or deletions to the foregoing list that have occurred since December 31, 2005 are not reflected.

The Investment Adviser, BGI and the Master Portfolios may also provide portfolio holdings information to the sponsors, administrators or other service providers for a potential third party feeder fund to the extent necessary for such entities to evaluate a potential investment in the relevant Master Portfolio, subject to appropriate confidentiality arrangements limiting the use of such information to that purpose.

SEC Filings.

Each Fund will disclose its corresponding Master Portfolio’s complete portfolio holdings schedule in public filings with the SEC on a quarterly basis, based on the Fund’s fiscal year, within 60 days after the end of the calendar quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder.

Other Public Disclosure.

A Fund or its corresponding Master Portfolio may voluntarily disclose portfolio holdings information in advance of required filings with the SEC to persons and entities that make such information generally available to interested persons, such as institutional investors and their advisors and representatives. These persons and entities may make such information available through a variety of methods, including without limitation via websites, email and other forms of publication. Such portfolio holdings information may be provided without any lag between the date of the information and the date on which such information is disclosed, provided that such information is provided no earlier than the close of trading on the same business day as the date of such information. No conditions or restrictions are placed on the use of such information because the Funds and the Master Portfolios intend that the persons and entities to which such information is provided will make such information generally available to all interested persons. The following is a list as of December 31, 2005 of all such persons and entities to which the Funds or the Master Portfolios have ongoing arrangements to provide portfolio holdings information and the frequency with which such information is provided: [______________]. Any additions, modifications or deletions to the foregoing list that have occurred since December 31, 2005 are not reflected.

Approved Recipients.

The Funds’ and the Master Portfolios’ Chief Compliance Officer may authorize disclosure of portfolio holdings information pursuant to the above policy.

The Boards of Trustees of the Trust and MIP review the above policy and the procedures with respect to the disclosure of portfolio holdings information at least annually. There can be no assurance that the Funds’ and the Master Portfolios’ policy and procedures with respect to disclosure of portfolio holdings information will prevent the misuse of such information by persons that receive such information.

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MANAGEMENT

The Board of Trustees has responsibility for the overall management and operations of the Funds. Each Trustee serves until he or she resigns, is removed, dies, retires or become incapacitated. Each Officer serves until he or she resigns, is removed, dies, retires or becomes disqualified.

BGIF, MIP, iShares Trust and iShares, Inc. are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each of Lee T. Kranefuss, an interested Trustee of BGIF, and Richard K. Lyons, an independent Trustee of BGIF, also serves as a Trustee of MIP and iShares Trust and as a Director of iShares, Inc. and oversees 126 portfolios within the fund complex. Each other Trustee of BGIF also serves as a Trustee for MIP and oversees 25 portfolios within the fund complex. Unless otherwise noted in the tables below, the address for each Trustee is 45 Fremont Street, San Francisco, California 94105.

The Trust’s Independent Trustees have designated Mr. Lyons as their Lead Trustee.

Interested Trustees & Officers

Name and Year of Birth	Position(s), Length of Service	Principal Occupation During Past Five Years	Other Public Company and Investment Company Directorships
Lee T. Kranefuss, * (1961)	Trustee (since 2001), President and Chief Executive Officer (since 2002).	Chief Executive Officer of the Intermediary Investor Business of BGI.	Trustee of MIP; Trustee of iShares Trust; and Director of iShares Inc.

Michael A. Latham, (1965)	Secretary, Treasurer and Chief Financial Officer (since 2003).	Chief Operating Officer of the Intermediary Investor Business of BGI (since 2004); Director of Mutual Fund Delivery of the Intermediary Investor Business of BGI (2000-2004); Head of Operations, BGI Europe (1997-2000).	None.

*	Lee T. Kranefuss is deemed to be an “interested person” of the Trust because he serves as Chief Executive Officer of the Intermediary Investor Business of BGI, the administrator of the Funds and the Master Portfolios, and the parent company of BGFA, the investment adviser of the Master Portfolios.

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Independent Trustees

Name and Year of Birth	Position(s), Length of Service	Principal Occupation During Past Five Years	Other Public Company and Investment Company Directorships
Mary G. F. Bitterman, (1944)	Trustee (since 2001).	President (since 2004) and Director (since 2002), of the Bernard Osher Foundation; Director (since 2004), Osher Lifelong Learning Institutes, President and Chief Executive Officer of The James Irvine Foundation (2002-2003); President and Chief Executive Officer of KQED, Inc. (1993-2002).	Director (since 1984) and Lead Independent Director (since 2000), Bank of Hawaii; Director (since 2002) and Chairman of the Board (since 2005), PBS (Public Broadcasting Service); Director (since 2004) Santa Clara University (since 2004); Advisory Committee Member (since 1999), Stanford Institute for Economic Policy Research; Director (since 1998), Commonwealth Club of California, Advisory Committee Member (since 1992), Pacific Forum/ CSIS.

Jack S. Euphrat, (1922)	Trustee (since 1993).	Private Investor.	None.

Richard K. Lyons, (1961)	Trustee (since 2001).	Executive Associate Dean (since 2005), Sylvan Coleman Chair in Finance (since 2004), Acting Dean (2004-2005) and Professor (since 1993), University of California, Berkeley: Haas School of Business, Consultant for IMF, World Bank, Federal Reserve Bank, and Citibank N.A. (since 2000).	Director (since 2003) of the BGI Cayman Prime Money Market Fund, Ltd.; Trustee (since 1995) and Chairman of Matthews Asian Funds (oversees 8 portfolios). Trustee (since 2000) of iShares Trust and Director (2002) of iShares Inc.

Leo Soong, (1946)	Trustee (since 2000).	President of Trinity Products LLC (since 2002); Managing Director of CG Roxane LLC (water company) (since 1989); Co-Founder of Crystal Geyser Water Co. (President through 1999).	Vice Chairman of the California Pacific Medical Center (since 2005); Director of the California State Automobile Association (since 1990); Director of the American Automobile Association (since 2002).

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Committees.

There are two standing committees of the Board of Trustees—the Nominating Committee and the Audit Committee. The members of the Nominating Committee and the Audit Committee include each Trustee who is not an “interested person” of the Trust (as such term is defined in the 1940 Act) (“Independent Trustee”). The Nominating Committee is responsible for recommending to the Board persons to be nominated for election as Trustees by the shareholders or for appointment as Trustees by the sitting Trustees, when permissible. Pursuant to the rules under the 1940 Act, only Independent Trustees may select and nominate other Independent Trustees for MIP. Jack S. Euphrat serves as Chairman of the Nominating Committee. The Nominating Committee will not consider nominees recommended by shareholders. During the fiscal year ended December 31, 2005, the Nominating Committee held one meeting.

The Audit Committee operates pursuant to a separate charter and is responsible for, among other things, overseeing the Fund’s accounting and financial reporting practices, reviewing the results of the annual audits of the Fund’s financial statements and interacting with the Fund’s independent auditors on behalf of the full Board. Leo Soong serves as Chairman of the Audit Committee. During the fiscal year ended December 31, 2005, the Audit Committee held four meetings.

Beneficial Equity Ownership Information.

As of the date of this SAI, Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the amount of interests in the Fund beneficially owned by the Trustee, and the aggregate value of all investments in equity securities within the same Family of Investment Companies, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

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Dollar Range of Equity Securities in the Funds and

Family of Investment Companies (as of December 31, 2005)

Interested Trustee and Officer	Money Market Fund	Prime Money Market Fund	Institutional Money Market Fund	Government Money Market Fund	Treasury Money Market Fund	Aggregate Dollar Range of Securities in the Family of Investment Companies*
Lee T. Kranefuss					—	—

Independent Trustees	Money Market Fund	Prime Money Market Fund	Institutional Money Market Fund	Government Money Market Fund	Treasury Money Market Fund	Aggregate Dollar Range of Securities in the Family of Investment Companies
Mary G. F. Bitterman					—	—
Jack S. Euphrat					—	—
Richard K. Lyons					—	—
Leo Soong					—	—

*	The Trust, MIP, iShares Trust and iShares, Inc. are all members of the same “Fund Complex” and “Family of Investment Companies” as defined in Form N-1A under the 1940 Act

Ownership of Securities of Certain Entities.

As of December 31, 2005, the Independent Trustees and their immediate family members did not own any securities of BGFA, the distributor or any entity controlling, controlled by, or under common control with BGFA or the distributor, unless noted above.

Code of Ethics

The Funds, BGFA and the Funds’ distributor have each adopted a Code of Ethics that sets for the terms and conditions under which personnel subject to such Code may invest in securities, including securities that may be purchased by or held in the MIP portfolios.

Proxy Voting Policies.

The Trust has adopted as its proxy voting policies the proxy voting guidelines of BGFA, the investment adviser to the Master Portfolio. The Trust has delegated to BGFA the responsibility for voting proxies on the portfolio securities held by the Master Portfolios. Therefore, the remainder of this section discusses BGFA’s proxy voting guidelines.

BGFA votes (or refrains from voting) proxies for the Master Portfolios in a manner that BGFA, in the exercise of its independent business judgment, concludes is in the best economic interests of the Master Portfolios. In some cases, BGFA may determine that it is in the best interests of the Master Portfolios to refrain from exercising the Master Portfolios’ proxy voting rights (such as, for example, proxies on certain non-U.S. securities which might impose costly or time-consuming in-person voting requirements or when a security is on loan and the securities lending income outweighs the economic value of casting a vote). BGFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BGFA’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BGFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of the Master Portfolios. BGFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Master Portfolios, the Master Portfolios’ affiliates (if any), BGFA or BGFA’s affiliates, or SEI or SEI’s affiliates. When voting proxies, BGFA attempts to ensure that companies follow practices that advance their economic value and allow the market to place a proper value on their assets. With respect to certain specific issues:

•	BGFA generally supports management in the election of directors and generally supports proposals that strengthen the independence of boards of directors;

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•	BGFA generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Master Portfolio investing in such issuer; and

•	BGFA generally votes against anti-takeover proposals and proposals which would create additional barriers or costs to corporate transactions.

BGFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and the Master Portfolios, the Master Portfolios’ affiliates (if any), BGFA or BGFA’s affiliates, or SEI or SEI’s affiliates, from having any influence on BGFA’s proxy voting activity. In this way, BGFA seeks to prevent conflicts of interest that might influence BGFA’s independent business judgment on how to vote on specific proxy issues (or to refrain from voting). In certain instances, BGFA may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid the influence of a potential conflict of interest or as otherwise required by applicable law. Such independent fiduciary may either (i) vote such proxy, or (ii) provide BGFA with instructions as to how to vote such proxy. In the latter case, BGFA would vote the proxy in accordance with the independent fiduciary’s instructions.

Information with respect to how BGFA voted Master Portfolio proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available: (i) without charge, upon request, by calling 1-877-244-1544; and (ii) on the SEC’s website at www.sec.gov.

Compensation.

Trustees of the Trust are compensated annually by all the registrants in the Fund Complex for their services as indicated in the table below, and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Trustees are compensated by the Trust and MIP for their services as Trustees to the Trust and MIP. Richard K. Lyons also receives compensation for serving as a Trustee of iShares Trust and iShares, Inc. Currently, the Trustees do not receive any retirement benefits or deferred compensation from the Fund Complex.

Aggregate Compensation from the Funds and Fund Complex

For the Calendar Year Ended December 31, 2005

Interested Trustees

Name and Position	Money Market Fund	Prime Money Market Fund	Institutional Money Market Fund	Government Money Market Fund	Treasury Money Market Fund	Total Compensation from Fund Complex*
Lee Kranefuss	$	$	$	$	$—	$—

Independent Trustees

Name and Position	Money Market Fund	Prime Money Market Fund	Institutional Money Market Fund	Government Money Market Fund	Treasury Money Market Fund	Total Compensation from Fund Complex*
Mary G. F. Bitterman	$	$	$	$	$—	$—
Jack S. Euphrat	$	$	$	$	$—	$—
Richard K. Lyons	$	$	$	$	$—	$—

*	The Trust, MIP, iShares Trust and iShares, Inc. are all members of the same “Fund Complex” and “Family of Investment Companies” as defined in Form N-1A under the 1940 Act.

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CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 1, 2006, the shareholders below were known by the Trust to own 5% or more of the outstanding shares of the specified Fund or share class, as the case may be.

Money Market Fund	Name and Address of Shareholder	Percentage of Portfolio	Nature of Ownership	Jurisdiction of Organization

Institutional Money Market Fund	Name and Address of Shareholder	Percentage of Portfolio	Nature of Ownership	Jurisdiction of Organization

Prime Money Market Fund	Name and Address of Shareholder	Percentage of Portfolio	Nature of Ownership	Jurisdiction of Organization

Government Money Market Fund	Name and Address of Shareholder	Percentage of Portfolio	Nature of Ownership	Jurisdiction of Organization

Treasury Money Market Fund	Name and Address of Shareholder	Percentage of Portfolio	Nature of Ownership	Jurisdiction of Organization

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a Fund, or is identified as the holder of record of more than 25% of a Fund and has voting and/or investment powers, such shareholder may be presumed to control such Fund.

INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

Investment Adviser.

The Funds are feeder funds in a master/feeder structure. As a result each Fund invests all of its assets in a corresponding Master Portfolio of MIP. The Master Portfolios have retained BGFA as the investment adviser to manage their assets. BGFA is entitled to receive monthly fees at the annual rate of 0.10% of each Master Portfolios’ average daily net assets. From time to time, BGFA may waive such fees in whole or in part. Any such waiver will reduce the expenses of each Master Portfolio and, accordingly, have a favorable impact on their performance. BGFA has contractually agreed to waive a portion of its advisory fees and accept payment at an annual rate of 0.07% from May 1, 2006 through April 30, 2007 with respect to each Master Portfolio. BGFA does not engage an investment sub-adviser, but instead manages the Master Portfolios’ assets itself. Pursuant to the advisory contracts between BGFA and the Master Portfolios (“Advisory Contracts”), BGFA furnishes MIP’s Board of Trustees with periodic reports on the investment strategy and performance of the Master Portfolios.

BGFA is a wholly-owned subsidiary of BGI, which is, in turn, a majority-owned subsidiary of Barclays Bank PLC.

The applicable Advisory Contract is subject to annual approval by (i) MIP’s Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting interests of such Master Portfolio, provided that in either event the continuance also is approved by a majority of MIP’s Board of Trustees who are not “interested persons” (as defined in the 1940 Act) of MIP, by vote cast in person at a meeting called for the purpose of voting on such approval. The applicable Advisory Contract is terminable without penalty, on 60 days’ written notice, by either party. The applicable Advisory Contract will terminate automatically, as to the relevant Master Portfolio, in the event of its assignment (as defined in the 1940 Act).

For the period shown below, the Master Portfolios paid the following in advisory fees with respect to the Funds:

	Period Ended 12/31/2003	Period Ended 12/31/2004	Period Ended 12/31/2005
Money Market Fund	$4,247,387	$2,690,830	$
Institutional Money Market Fund	$36,930	$522,415	$
Prime Money Market Fund*	$552,683	$1,814,732	$
Government Money Market Fund**	—	$0	$
Treasury Money Market Fund**	—	$0	$

*	Commencement of operations April 16, 2003.
**	Commencement of operations September 1, 2004.

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For the periods shown below, BGFA voluntarily waived the following advisory fees with respect to the Funds:

	Period Ended 12/31/2003	Period Ended 12/31/2004	Period Ended 12/31/2005
Money Market Fund	$0	$16,934	$
Institutional Money Market Fund	$0	$2,694,437	$
Prime Money Market Fund*	$1,199,673	$4,069,202	$
Government Money Market Fund**	—	$133,897	$
Treasury Money Market Fund**	—	$134	$

*	Commencement of operations April 16, 2003.
**	Commencement of operations September 1, 2004.

Administrator.

The Trust has engaged BGI to provide certain administration services to the Funds. Pursuant to an Administration Agreement with the Trust, BGI provides as administration services, among other things: (i) general supervision of the operation of the Trust and the Funds, including coordination of the services performed by the investment adviser, transfer and dividend disbursing agent, custodian, shareholder servicing agents, independent auditors and legal counsel; (ii) general supervision of regulatory compliance matters, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Funds; and (iii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Trust’s officers and Board of Trustees. BGI also furnishes office space and certain facilities required for conducting the business of the Trust together with all other administrative services that are not being furnished by the Funds’ investment adviser. BGI also pays the compensation of the Funds’ Trustees, officers and employees who are affiliated with the Trust.

BGI also may engage and supervise certain intermediaries that service certain Fund accounts.

In addition, except for advisory fees, any distribution paid pursuant to a plan under Rule 12b-1, extraordinary expenses, brokerage and other expenses connected to the execution of portfolio transactions and certain other expenses that are borne by the Funds, BGI has agreed to bear all costs of the Funds’ and the Trust’s operations, including, in the case of each Fund’s Institutional Shares, shareholder servicing fees of up to 0.05% in the case of each Fund’s Premium Shares, shareholder servicing fees of up to 0.10%, in the case of each Fund’s Select Shares, shareholder servicing fees of up to 0.15%, and, in the case of each Fund’s Trust Shares, shareholder servicing fees of up to 0.25% and processing fees of up to 0.13%. For providing such services, BGI is entitled to a monthly fee at an annual rate of 0.05% of each Fund’s average daily net assets for the Aon Captives Shares and Institutional Shares, 0.10% of each Fund’s average daily net assets for the Premium Shares, 0.15% of each Fund’s average daily net assets for the Select Shares, and 0.38% of each Funds average daily net assets for the Trust Shares. BGI has contracted with Investors Bank & Trust Company (“IBT”) to provide certain sub-administrative services for the Fund and BGI pays IBT for those services out of the fees BGI receives for its services as administrator.

BGI is not entitled to compensation for providing administration services to a Master Portfolio for so long as BGI is entitled to compensation for providing administration services to the Fund that invests substantially all of its assets in it, or BGI or an affiliate receives advisory fees from the Master Portfolio. Each Fund having multiple classes allocates all expenses of the Master Portfolio including the Master Portfolio advisory fee, to each share class in proportion to the aggregate NAV of such class as compared to all classes of the Fund, in accordance with the Fund’s multi-class plan under Rule 18f-3 under the 1940 Act.

Prior to April 1, 2003, BGI and Stephens Inc. (“Stephens”) served as co-administrators of the Money Market Fund and the Institutional Money Market Fund and administration fees were paid by the Fund to BGI and Stephens jointly. All other administration fees were paid directly to BGI. For the fiscal years shown below, the Funds paid administration fees as follows:

	Period Ended 12/31/2003	Period Ended 12/31/2004	Period Ended 12/31/2005
Money Market Fund	$36,930	$522,415	$
Institutional Money Market Fund	$827,165	$909,702	$
Prime Money Market Fund*	$153,825	$936,988	$
Government Money Market Fund**	—	$162	$
Treasury Money Market Fund**	—	$162	$

*	Commencement of operations April 16, 2003.
**	Commencement of operations September 1, 2004.

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For the periods shown below, BGFA waived the following administration fees with respect to the Funds:

	Period Ended 12/31/2003	Period Ended 12/31/2004	Period Ended 12/31/2005
Money Market Fund	$0	$16,934	$
Institutional Money Market Fund	$0	$472,072	$
Prime Money Market Fund*	$342,479	$1,118,034	$
Government Money Market Fund**	—	$26,775	$
Treasury Money Market Fund**	—	$25	$

*	Commencement of operations April 16, 2003.
**	Commencement of operations September 1, 2004.

Distributor.

SEI Investments Distribution Co. is the distributor for the Funds’ shares. SEI is a registered broker/dealer located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. Since 1968, SEI has been a leading provider of outsourced investment business solutions for fund administration and distribution, asset management and investment systems and processing. SEI employs [1,700] people and operates [21] offices in [10] countries.

SEI, as the principal underwriter of the Funds within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Trust pursuant to which SEI has the responsibility for distributing Fund shares. The Distribution Agreement provides that SEI shall act as agent for the Funds for the sale of Fund shares, and may enter into sales support agreements with selling agents that wish to make available Fund shares to their respective customers (“Selling Agents”). BGI presently acts as a Selling Agent, but does not receive any fee from the Funds for such activities.

Institutional Money Market Fund – Aon Captives Shares Distribution Plan

With respect solely to the Institutional Money Market Fund only, the Fund has adopted a distribution plan (a “Plan”) under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder for its Aon Captives Shares. The Plan was adopted by the Trust’s Board of Trustees, including a majority of the Independent Trustees. The Institutional Money Market Fund currently does not have a distribution plan in place for its Premium, Institutional, Select or Trust Shares. Shareholders of the Premium, Institutional, Select and Trust Shares of each Fund do not pay any fees for distribution services.

Under the Plan and pursuant to the related Distribution Agreement, the Institutional Money Market Fund pays an annual fee of 0.10% of the average daily net asset value of the Institutional Money Market Fund’s Aon Captives Shares as compensation for distribution-related services or as reimbursement for distribution-related expenses. Aon Securities Corporation (“Aon”) has executed a Selling Group Agreement with SEI that enables Aon to serve as the exclusive distributor for the Aon Captives Shares. The Aon Captives Shares are sold primarily to captive insurance companies administered by Aon Insurance Managers, the captive management and risk finance consulting arm of Aon.

For the periods shown below, the Aon Captives Shares of the Institutional Money Market Fund paid the following distribution fees:

	Fiscal Year End 12/31/2003	Fiscal Year End 12/31/2004	Fiscal Year End 12/31/2005
Institutional Money Market Fund (Aon Captives Shares)	$20,007	$84,379	$

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The actual fee payable to the Distributor by the Institutional Money Market Fund’s Aon Captives Shares is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. (“NASD”) under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Institutional Money Market Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

The Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Trustees and the Independent Trustees. The Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Independent Trustees. Such Agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Aon Captives Shares of the Fund or by vote of a majority of the Independent Trustees on not more than 60 days written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Independent Trustees.

The Plan requires that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Plan. The Rule also requires that the selection and nomination of Independent Trustees be made by such Independent Trustees.

In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from BGI, BGFA, SEI or their affiliates in connection with the sale of Fund shares.

Shareholder Servicing Agents.

The Institutional, Premium, Select and Trust Shares of the Funds have adopted a Shareholder Servicing Plan pursuant to which they have entered into Shareholder Servicing Agreements with BGI and other entities, and BGI may enter into Shareholder Servicing Agreements with other entities (collectively, “Shareholder Servicing Agents”) for the provision of certain services to Fund shareholders.

The Trust Shares of the Funds have also adopted a Shareholder Servicing and Processing Plan pursuant to which they or BGI have entered into Shareholder Servicing and Processing Agreements with certain financial institutions, securities dealers and other industry professionals (collectively, “Servicing Agents”) for providing services to the Trust Class shareholders.

The Shareholder Servicing Plan services provided by BGI or Shareholder Servicing Agents may include serving as an agent of the Funds for purposes of accepting orders for purchases and redemptions of Fund shares, providing administrative support and account services such as processing purchases and redemptions of shares on behalf of individual and omnibus Fund accounts, answering shareholder inquiries, keeping records, transmitting reports and communications from the Funds, and providing reports on the status of individual and omnibus accounts.

Out of the fees BGI receives from the Fund, for providing administrative services, BGI pays shareholder servicing fees to certain Shareholder Servicing Agents in amounts not exceeding maximum fee rates approved by the Funds’ Board of Trustees, for those shareholder servicing, sub-administration, recordkeeping, sub-transfer agency and processing services that the Shareholder Servicing Agents perform for their clients that would otherwise be performed by BGI or the Funds’ other service providers. For providing some or all of these services, each Shareholder Servicing Agent is entitled to receive a monthly fee at the annual rate of up to 0.05% of the average daily value of each Fund represented by Institutional Shares owned, up to 0.10% of the average daily value of each Fund represented by Premium Shares owned, up to 0.15% of the average daily value of each Fund represented by Select Shares owned, and up to 0.25% of the average daily value of each Fund represented by the Trust Shares owned during the period for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship, or an amount that equals the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulations or rules, including the Conduct Rules of the NASD, whichever is less.

Pursuant to the Shareholder Servicing and Processing Plan for the Trust Shares, Servicing Agents provide personal services relating to the aggregation and processing of purchase and redemption orders, processing of dividend payments, certain sub-accounting services, transmission and receipt of funds in connection with purchase and redemption orders, verification of certain personal information in connection with the purchase or redemption of Fund shares, and generating and distributing periodic statements and other information as required. For these services, each Servicing Agent is entitled to receive a monthly fee at the annual rate of up to 0.13% of the average daily value of each Fund represented by Trust Shares owned during the period for which payment is being made by investors with whom the Servicing Agent maintains a servicing arrangement.

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In addition, BGFA and/or BGI may pay significant additional amounts from their own resources to Shareholder Servicing Agents for the services described above. From time to time, BGFA, BGI and/or the Funds’ distributor may also pay significant additional amounts from their own resources to other intermediaries that perform services in connection with the sale of Fund shares.

BGI has agreed to pay the Shareholder Servicing Plan and Shareholder Servicing and Processing Plan fees out of the fees it receives from the Funds for administration services as described above in the section entitled “Administrator.” For the periods shown below, BGI paid shareholder servicing fees on behalf of the Funds as follows:

	Fiscal Year End 12/31/2003	Fiscal Year End 12/31/2004	Fiscal Year End 12/31/2005
Money Market Fund	$	$	$
Institutional Money Market Fund	$	$	$
Prime Money Market Fund*	$	$	$
Government Money Market Fund**	$	$	$
Treasury Money Market Fund**	$	$	$

*	Commencement of operations April 16, 2003.
**	Commencement of operations September 1, 2004.

A Shareholder Servicing Agent (or Servicing Agent for the Trust Class) also may impose certain conditions on its customers, subject to the terms of this SAI, in addition to or different from those imposed by the Trust, such as requiring a minimum initial investment or payment of a separate fee for additional services.

Custodian.

IBT has been retained to act as Custodian for the Funds and the Master Portfolios and performs such services at 200 Clarendon Street, Boston, Massachusetts 02116. The custodian, among other things, maintains a custody account or accounts in the name of the Funds and the Master Portfolios; receives and delivers all assets for each Fund and each Master Portfolio upon purchase and upon sale or maturity and collects and receives all income and other payments and distributions on account of the assets of the Funds and the Master Portfolios. IBT shall not be entitled to compensation for providing custody services to each Fund and each Master Portfolio pursuant to the Custody Agreement so long as it receives compensation from BGI for providing sub-administration services to the Trust, on behalf of the Funds.

Transfer and Dividend Disbursing Agent.

IBT has also been retained to act as the transfer and dividend disbursing agent for the Funds. For its services as transfer and dividend disbursing agent to the Funds, IBT is entitled to receive an annual maintenance fee of $10,000 per feeder/class, in addition to $10 per account in each Fund. IBT is entitled to be reimbursed for out-of-pocket expenses or advances incurred by it in performing its obligations under the agreement. BGI as has agreed to pay these fees and expenses out of the fees it receives for administration services. In addition, the agreement contemplates that IBT will be reimbursed for other expenses incurred by it at the request or with the written consent of the Fund, including, without limitation, any equipment or supplies that the Trust specifically orders or requires IBT to order.

Independent Registered Public Accounting Firm

[            ] serves as the independent registered public accounting firm for the Trust.

Legal Counsel.

Wilmer Cutler Pickering Hale and Dorr LLP, 2445 M St NW, Washington, D.C. 20037, serves as counsel to the Trust and to BGFA.

Expenses.

BGI has agreed to bear all costs of the operations of the Funds and the Trust, except for extraordinary expenses, brokerage and other expenses connected with the execution of portfolio transactions and certain other expenses that are borne by a Fund, such as investment advisory fees and distribution fees payable as a result of a distribution plan adopted by the Board of Trustees pursuant to Rule 12b-1 under the 1940 Act.

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DETERMINATION OF NET ASSET VALUE

The Master Portfolios use the amortized cost method to determine the value of their respective securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Funds would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of each Fund’s portfolio on a particular day, a prospective investor in the Funds would be able to obtain a somewhat higher yield than would result from investment in the Funds using solely market values, and existing Funds shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Funds must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of 397 calendar days (about 13 months) or less and invest only in those high-quality securities that are determined by the Board of Trustees to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable- and floating-rate instruments subject to demand features. Pursuant to the Rule, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, each Fund’s price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of each Fund’s portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether a Fund’s net asset value calculated by using available market quotations deviates from the $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Terms of Purchase and Redemption.

The Funds are generally open Monday through Friday and are closed on weekends and NYSE holidays. The holidays on which the NYSE is closed currently are: New Years Day, Martin Luther King, Jr.’s Birthday, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each Fund reserves the right to change the amount of the minimum investment and subsequent purchases in the Funds. On any day a Fund closes early, purchase and redemption orders received after the Funds’ closing time will be executed on the next Business Day. In addition, the Funds reserve the right to advance the time by which purchase and redemption orders must be received to be executed on the same Business Day as permitted by the SEC.

In-Kind Purchases.

Payment for shares of the Funds may, at the discretion of BGFA, be made in the form of securities that are permissible investments for the Funds and must meet the investment objective, policies and limitations of the Funds as described in their Prospectus. In connection with an in-kind securities payment, the Funds may require, among other things, that the securities (i) be valued on the day of purchase in accordance with the pricing methods used by the Funds or the Master Portfolios; (ii) are accompanied by satisfactory assurance that the Funds will have good and marketable title to such securities received by it; (iii) are not subject to any restrictions upon resale by the Funds; (iv) be in proper form for transfer to the Funds; and (v) are accompanied by adequate information concerning the basis and other tax matters relating to the securities. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Funds engaged in the in-kind purchase transaction and must be delivered to such Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale. The Funds immediately will transfer to their corresponding Master Portfolio any and all securities received by it in connection with an in-kind purchase transaction, in exchange for interests in such Master Portfolio. Shares purchased in exchange for securities generally cannot be redeemed until the transfer has settled.

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Suspension of Redemption or Payment of Redemption Proceeds.

The Trust may suspend the right of redemption or postpone redemption payments for such periods as are permitted under the 1940 Act. Currently, under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment of redemption proceeds for more than seven days for any period during which (i) the NYSE is closed (other than customary weekend and holiday closings, (ii) trading on the NYSE is restricted, or (iii) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

PORTFOLIO TRANSACTIONS

Since the Funds invest all of their assets in a corresponding portfolio of MIP, set forth below is a description of the Master Portfolio’s policies governing portfolio securities transactions.

General.

BGFA assumes general supervision over placing orders for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, BGFA’s policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. While BGFA generally seeks reasonably competitive spreads on commissions, each Master Portfolio will not necessarily be paying the lowest spread on commission available.

BGFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Master Portfolios have adopted policies and procedures that prohibit the consideration of sales of a Master Portfolio’s interests or a Fund’s shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.

Purchases and sales of fixed income securities for the Master Portfolios usually are principal transactions and ordinarily are purchased directly from the issuer or from an underwriter or broker-dealer. The Master Portfolios do not usually pay brokerage commissions in connection with such purchases and sales, but such transactions may be subject to mark-ups or mark-downs. A Master Portfolios purchase and sale orders for securities may be combined with those of other accounts that BGFA manages or advises, and for which it has brokerage placement authority. If purchases or sales of portfolio securities of a Master Portfolio and one or more other accounts managed or advised by BGFA are considered at or about the same time, transactions in such securities are allocated among the Master Portfolio and the other accounts in a manner deemed equitable to all by BGFA. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as a Master Portfolio is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to a Master Portfolio. BGFA may deal, trade and invest for its own account in the types of securities in which the Master Portfolio may invest. BGFA may, from time to time, effect trades on behalf of and for the account of a Master Portfolio with brokers or dealers that are affiliated with BGFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Master Portfolios will not deal with affiliates in principal transactions unless permitted by applicable SEC rule or regulation or by SEC exemptive order.

Portfolio Turnover.

Portfolio turnover may vary from year to year, as well as within a year. Because the portfolios of the Fund consist of securities with relatively short-term maturities, the Fund expects to experience high portfolio turnover. A high portfolio turnover rate should not adversely affect the Fund since portfolio transactions ordinarily will be made directly with principals on a net basis and, consequently, the Fund usually will not incur brokerage expenses or excessive transaction costs.

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Brokerage Commissions.

The table below sets forth the brokerage commissions paid by each Master Portfolio for the periods noted.

Master Portfolio	Fiscal Year Ended 12/31/2003	Fiscal Year Ended 12/31/2004	Fiscal Year Ended 12/31/2005
Money Market Master Portfolio	$	$	$
Institutional Money Market Master Portfolio	$	$	$
Prime Money Market Master Portfolio*	$	$	$
Government Money Market Master Portfolio**	$	$	$
Treasury Money Market Master Portfolio**	$	$	$

*	Commencement of operations April 16, 2003.
**	Commencement of operations September 1, 2004.

Brokerage Commissions Paid to Affiliates.

During the past three fiscal years, the Funds’ did not pay brokerage commissions to affiliated brokers.

As of December 31, 2005, the percentage of each Master Portfolio’s aggregate brokerage commissions paid to BGIS as well as the aggregate dollar amount of transactions involving the payment of commissions effected through BGIS were as follows:

Master Portfolio	% of Aggregate Brokerage Commissions		% of Aggregate Dollar Amt. of Transactions
Money Market Master Portfolio		%		%
Institutional Money Market Master Portfolio		%		%
Prime Money Market Master Portfolio		%		%
Government Money Market Master Portfolio		%		%
Treasury Money Market Master Portfolio		%		%

Securities of Regular Broker/Dealers.

As of December 31, 2005, none of the Master Portfolios owned securities of their “regular brokers or dealers” (as defined in the 1940 Act), or their parents, except as disclosed below:

	Regular Broker/Dealer or Parent	Amount
Money Market Master Portfolio
$
$
$
$
$

	Regular Broker/Dealer or Parent	Amount
Prime Money Market Master Portfolio
$
$
$
$
$
$

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	Regular Broker/Dealer or Parent	Amount
Institutional Money Market Master Portfolio
$
$
$
$

	Regular Broker/Dealer or Parent	Amount
Government Money Market Master Portfolio
$
$
$
$
$

	Regular Broker/Dealer or Parent	Amount
Treasury Money Market Master Portfolio
$
$
$
$
$

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Frequent Trading of Fund Shares.

Because of the investment objective and strategies of each Fund’s corresponding Master Portfolio, the Master Portfolios’ Board of Trustees has adopted a policy of not monitoring for frequent purchase and redemption (“frequent trading”) activity that appears to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a Master Portfolio’s portfolio securities after the close of the primary markets for those portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), and the Funds’ Board of Trustees has not adopted a policy of monitoring for other frequent trading activity in the Funds.

DISTRIBUTIONS AND TAXES

The following information supplements and should be read in conjunction with the section in each Prospectus entitled “Taxes.” The Prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts (“IRAs”)), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in the Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

Qualification as a Regulated Investment Company.

The Trust intends to continue to qualify each Fund as a “regulated investment company” under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund’s shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, rather than to the Trust as a whole. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

In order to qualify as a regulated investment company under the Code, each Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). Pursuant to future regulations, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains which are directly related to a Fund’s principal business of investing in stock or securities. Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or in two or more issuers the Fund controls and which are engaged in the same or similar trades or businesses. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

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In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, as well as 90% of its net tax-exempt income earned in each taxable year. A Fund generally will not be subject to federal income tax on the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, such Fund would be taxed in the same manner as an ordinary corporation without any deduction for distributions to shareholders, and all distributions from the Fund’s earnings and profits (including any distributions of net tax-exempt income and net long-term capital gains) to its shareholders would be taxable as ordinary income. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

Excise Tax.

A 4% nondeductible excise tax will be imposed on each Fund’s net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12 month period ending on October 31, and all of its ordinary income and capital gains from previous years that were not distributed during such years. Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.

Capital Loss Carry-Forwards.

A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund’s capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses. As a money market fund, each Fund does not expect to have material capital loss carry-forwards, but no assurance can be given to this effect.

Investment through the Master Portfolios.

The Funds seek to continue to qualify as regulated investment companies by investing their assets through the Master Portfolios. Each Master Portfolio will be treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in their corresponding Master Portfolio, as disregarded from the Fund) for federal income tax purposes rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a Master Portfolio will be deemed to have been realized (i.e., “passed-through”) to its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the Master Portfolio. Each investor in a Master Portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular Master Portfolio, the Code and

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Treasury Regulations, in determining such investor’s federal income tax liability. Therefore, to the extent that a Master Portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the Master Portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, each Master Portfolio’s assets, income and distributions will be managed in such a way that an investor in a Master Portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the Master Portfolio.

Taxation of Fund Investments.

In general, if a Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount (“OID”), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold.

If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds a Fund’s investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without

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corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

Taxation of Distributions.

For federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata over the entire year. All distributions paid out of a Fund’s earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported on each shareholder’s federal income tax return. Distributions in excess of a Fund’s earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then capital gain. A Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

Distributions designated by a Fund as a capital gain distribution will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Each Fund will designate capital gains distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of a Fund’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest the Fund earned on direct obligations of the U.S. Government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares.

In general, as long as the Funds maintain a net asset value of $1.00 per share, no gain or loss should be recognized upon the sale or exchange of Fund shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange.

If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

Foreign Taxes.

Amounts realized by a Fund on foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, neither of the Funds expects to qualify for this election.

Federal Income Tax Rates.

As of the printing of this SAI, the maximum stated individual federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) net capital gain realized prior to May 6, 2003 generally is 20%; and (iii) net capital gain realized on or after May 6, 2003 generally is 15%. The date on which a Fund sells or exchanges a security is the date used in determining whether any net capital gain from such sale or exchange distributed to an individual shareholder will qualify for the pre-May 6 or post-May 5 net capital gain federal income tax rate.

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Reductions in individual federal income tax enacted in 2003 on “qualified dividend income” generally will not apply to Fund distributions. The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various “sunset” provisions of laws enacted in 2001 and 2003.

Backup Withholding.

The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% (“backup withholding”) on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies under penalties of perjury that the “taxpayer identification number” (“TIN”), generally the shareholder’s social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Fund that the shareholder’s TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her federal income tax return, provided that the required information is furnished to the IRS. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase in future years under “sunset” provisions of law enacted in 2001.

Tax-Deferred Plans.

The shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans (“SEP-IRAs”), Savings Incentive Match Plans for Employees (“SIMPLE Plans”), Roth IRAs, and Coverdell Education Savings Accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through a tax-advantaged plan or account.

Foreign Shareholders.

Under recently enacted tax legislation, with respect to taxable years of a Fund beginning on or after January 1, 2005 and before January 1, 2008, distributions designated by a Fund as “interest-related dividends” generally attributable to the Fund’s net interest income earned on certain debt obligations paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or a foreign corporation (each, a “foreign shareholder”) generally will be exempt from federal income tax withholding tax, provided the Fund obtains a properly completed and signed certificate of foreign status from such foreign shareholder (“exempt foreign shareholder”). Each Fund will designate any interest-related dividends in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year. Distributions made to exempt foreign shareholders attributable to net investment income from other sources, such as dividends received by a Fund, generally will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares, capital gain distributions and, with respect to taxable years of a Fund beginning on or after January 1, 2005 and before January 1, 2008, “short-term capital gain distributions” (defined below) are not subject to federal income tax withholding, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) with respect to taxable

32

years of a Fund beginning on or after January 1, 2005, and before January 1, 2008, such gains or distributions are attributable to gain from the sale or exchange of a U.S. real property interest. If such gains or distributions are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the tax, reporting and withholding requirements applicable to U.S. persons generally applies. If such gains or distributions are not effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income tax withholding tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). Gains or distributions attributable to gain from sales or exchanges of U.S. real property interests are taxed to a foreign shareholder as if that gain were effectively connected with the shareholder’s conduct of a U.S. trade or business, and therefore such gains or distributions may be required to be reported by a foreign shareholder on a U.S. federal income tax return. Such gains or distributions also will be subject to U.S. income tax at the rates applicable to U.S. holders and/or may be subject to federal income tax withholding. While the Funds do not expect Fund shares to constitute U.S. real property interests, a portion of a Fund’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests. Foreign shareholders should contact their tax advisors and financial planners regarding the tax consequences to them of such distributions. “Short-term capital gain distributions” are distributions designated as such from a Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year generally attributable to its net short-term capital gain.

If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder’s death, Fund shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). Under recently enacted tax legislation, with respect to estates of decedents dying after December 31, 2003, and before January 1, 2008, if a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the United States at the time of the shareholder’s death, Fund shares will not be deemed property situated in the United States in the proportion that, at the end of the quarter of the Fund’s taxable year immediately preceding the shareholder’s date of death, the assets of the Fund that were “qualifying assets” (i.e., bank deposits, debt obligations or property not within the United States) with respect to the decedent bore to the total assets of the Fund. In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

CAPITAL STOCK

As of the date of this SAI, the beneficial interests in the Trust are divided into transferable shares of twelve separate and distinct series authorized and established by the Board of Trustees. The number of shares of each series, and class thereof, is unlimited and each share has no par value. The Board of Trustees may, in the future, authorize the issuance of other series representing shares of additional investment portfolios or funds.

Although the Trust is not required to hold regular annual shareholder meetings, occasional annual or special meetings may be required for purposes such as electing and removing Trustees, approving advisory contracts, and changing the Fund’s investment objective or fundamental investment policies.

Voting.

All shares of the Trust have equal voting rights and will be voted separately by individual series, except: (i) when required by the 1940 Act, shares will be voted in the aggregate and not by individual series; and (ii) when the Trustees have determined that the matter affects the interests of more than one series, then the Shareholders of all such affected series will be entitled to vote thereon in the aggregate and not by individual series. The Trustees also may determine that a matter affects only the interests of one or more classes of a series, in which case any such matter will be voted on separately by such class or classes. For example, a change in the Fund’s fundamental investment policy would be voted upon only by shareholders of the Fund. Additionally, approval of an advisory contract is a matter to be determined separately by fund. Approval by the shareholders of the Fund is effective as to that fund whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios.

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As used in the Prospectus of the Fund and in this SAI, the term “majority,” when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust’s outstanding shares.

Each share will entitle the holder thereof to one vote for each dollar (and each fractional dollar thereof) of net asset value (number of shares owned times net asset value per share) of shares outstanding in such holder’s name on the books of the Trust. There shall be no cumulative voting in the election of Trustees. In the case of any vote by a Fund as an interestholder in a Master Portfolio that is being “passed through” to a Fund’s shareholders, the Trustees of the Trust will vote shares for which they receive no voting instructions in the same proportion as the shares for which they do receive voting instructions.

The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act. However, the Trust will hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the holders of at least 10% of the Trust’s outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

Dividends and Distributions.

Each share of each Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of each Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

The Master Portfolio.

Whenever any Fund as interestholders of its respective Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders. If the Master Portfolio’s investment objective or policies are changed, the Funds may elect to change its objective or policies to correspond to those of the applicable Master Portfolio. The Fund may also elect to redeem its interests in their Master Portfolios and either seek a new investment company with a matching objective in which to invest or retain their own investment adviser to manage the Fund’s portfolio in accordance with its objective. In the latter case, the Fund’s inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders’ investments in the Fund.

MIP is an open-end, series management investment company organized as a Delaware statutory trust on October 20, 1993. In accordance with Delaware law, MIP’s Declaration of Trust provides that its investors would be personally responsible for MIP’s liabilities and obligations, but only to the extent MIP’s property is insufficient to satisfy such liabilities and obligations. The Declaration of Trust also provides that MIP shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of MIP, its investors, Trustees, officers, employees and agents covering possible tort and other liabilities, and that investors will be indemnified to the extent they are held liable for a disproportionate share of MIP’s obligations. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and MIP itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of MIP are not binding upon its Trustees individually but only upon the property of MIP and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee’s office.

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The interests in the Master Portfolios of MIP have voting and other rights that generally correspond to those rights enumerated above for shares of the Fund. MIP also intends to dispense with annual meetings, but is required by Section 16(c) of the 1940 Act to hold a special meeting and assist investor communications under the circumstances described above with respect to the Trust. Whenever any Fund is requested to vote on a matter with respect to its Master Portfolio, the Fund will hold a meeting of Fund shareholders and will cast its votes as instructed by such shareholders. In a situation where a Fund does not receive instruction from certain of its shareholders on how to vote the corresponding shares of a Master Portfolio, such Fund will vote such shares in the same proportion as the shares for which the Fund does receive voting instructions.

ADDITIONAL INFORMATION ON THE FUND

The Trust provides annual and semi-annual reports to all shareholders. The annual reports contain audited financial statements and other information about each Fund, including additional information on performance. Shareholders may obtain a copy of the Trust’s most recent annual or semi-annual report without charge by calling 1 877 BGI 1544 (1 877 244 1544) or e-mailing the Funds at BGICash@seic.com. Statements contained in the Prospectuses or this SAI as to the contents of any contract or other document referred to herein or in a Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

No person has been authorized to give any information or to make any representations other than those contained in this SAI and in the Trust’s official sales literature in connection with the offer of each Fund’s shares and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust. This SAI does not constitute an offer in any state in which, or to any person to whom, such offering may not lawfully be made.

FINANCIAL STATEMENTS

Each Fund and its corresponding Master Portfolio’s financial statements and financial highlights for the fiscal year ended December 31, 2005 appearing in the Fund’s Annual Report as filed with the SEC on [            ], 2006 (Accession No.             ) are incorporated by reference into this SAI. Those financial statements and financial highlights have been audited by [            ], independent registered public accountants, as indicated in their report thereon and incorporated herein by reference in reliance on such report given on the authority of [            ] as experts in accounting and auditing. The Annual Report is attached to all SAIs delivered to shareholders or prospective shareholders.

35

APPENDIX

Description of certain ratings assigned by Standard & Poor’s Corporation (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch Inc. (“Fitch”):

S&P Long-Term Credit Ratings

“AAA”

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA”

An obligation rated ‘AA’ differs from the highest rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A”

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB”

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’ ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

S&P Short-Term Credit Ratings

“A-1”

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2”

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

Moody’s Long-Term Credit Ratings

“Aaa”

Obligations rated ‘Aaa’ are judged to be of the highest quality, with minimal credit risk.

“Aa”

Obligations rated ‘Aa’ are judged to be of high quality and are subject to very low credit risk.

Obligations rated ‘C’ are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal and interest.

Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Moody’s Short-Term Credit Ratings

“P-1”

Issuers (or supporting institutions) rated ‘Prime-1’ have a superior ability to repay short-term debt obligations.

“P-2”

Issuers (or supporting institutions) rated ‘Prime-2’ have a strong ability to repay short-term debt obligations.

Fitch Long-Term Credit Ratings

Fitch’s long-term credit ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer’s future financial strength and credit quality.

“AAA”

Obligations rated “AAA” are considered to be investment grade. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA”

Obligations rated “AA” are considered to be investment grade. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A”

Obligations rated “A” are considered to be investment grade. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

Fitch Short-Term Credit Ratings

Fitch’s short-term credit ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

“F-1”

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F-2”

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

Notes:

“+” may be appended to an ‘F1’ rating class to denote relative status within the category.

“A”

Bonds that are rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

“Baa”

Bonds that are rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody’s Commercial Paper Ratings

The rating (“P-1”) Prime-1 is the highest commercial paper rating assigned by Moody’s. Issuers of “P-1” paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or relating supporting institutions) rated (“P-2”) Prime-2 have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch Bond Ratings

The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer’s future financial strength and credit quality.

“AAA”

Bonds rated “AAA” are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

“AA”

Bonds rated “AA” are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA”. Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short- term debt of these issuers is generally rated “F-1+”.

“A”

Bonds rated “A” are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

“BBB”

Bonds rated “BBB” are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Fitch Short-Term Ratings

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

Although the credit analysis is similar to Fitch’s bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

“F-1+”

Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

“F-1”

Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+.”

“F-2”

Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the “F-1+” and “F-1” categories.

PROSPECTUS

May 1, 2006

LIFEPATH RETIREMENT PORTFOLIO

LIFEPATH 2010 PORTFOLIO

LIFEPATH 2020 PORTFOLIO

LIFEPATH 2030 PORTFOLIO

LIFEPATH 2040 PORTFOLIO

Class I Shares

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission (“SEC”) nor has the SEC passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

BARCLAYS GLOBAL INVESTORS funds

LIFEPATH® BASICS

LifePath Overview

The LifePath Portfolios1 are designed to offer individual investors comprehensive asset allocation strategies tailored to the time when they expect to begin withdrawing assets. Asset allocation is the distribution of investments among broad types of asset classes: stocks, bonds and money market instruments. Each LifePath Portfolio invests all of its assets in a separate mutual fund, called a LifePath Master Portfolio (each, a “Master Portfolio” and collectively, the “Master Portfolios”), that has a substantially identical investment objective as the LifePath Portfolio. Each Master Portfolio, in turn, invests in a combination of stock, bond and money market funds (the “Underlying Funds”) in proportions based on its own comprehensive investment strategy that gradually becomes more conservative as the year in the LifePath Portfolio’s name approaches, except for the LifePath Retirement Portfolio, which is already in its most conservative phase. Barclays Global Fund Advisors (“BGFA”) is the investment advisor to the Master Portfolios.

Which LifePath Portfolio to Consider

The first step in choosing which LifePath Portfolio to consider is answering a key question: When will you need the money you are thinking of investing? Will it be in 10 years, when your kids are ready for college? Or 30 years, when you retire?

The number in the name of most of the LifePath Portfolios is actually a year—a “target year” when you might expect to begin withdrawing your money. Selecting the LifePath Portfolio that may be most appropriate for your investment may be as simple as matching your target year with the closest LifePath Portfolio target year.

For example, let’s say that you are investing for retirement purposes, and that you expect to retire at age 60. If you are 45 years old, you have 15 years before retirement. By adding 15 to the current year, you can define your “target year.” If you expect to retire in the year 2021, as in this example, you may conclude that the LifePath 2020 Portfolio is the most appropriate LifePath Portfolio for you.

[1]	For simplicity’s sake, all discussion of investment objectives, strategies and risks of a particular LifePath Portfolio refers also to the objectives, strategies and risks of its corresponding Master Portfolio, unless otherwise indicated. A detailed description of the relationship of the LifePath Portfolios to their Master Portfolios appears on page 31.

3

Note:	The above chart is for illustrative purposes only and does not represent the actual allocation percentages of the LifePath Portfolios.

The chart also shows that over time, the investment mix of each LifePath Portfolio gradually shifts from a greater concentration of higher-risk investments (namely, stock funds) to a greater concentration of lower-risk investments (namely, bond and money market funds), thereby making the LifePath Portfolio increasingly conservative.

In making your investment decision, you should keep in mind:

■	Each LifePath Portfolio’s investment strategy derives from the risk tolerance of average investors with a particular time horizon.

■	Each LifePath Portfolio’s time horizon is based on the year in its name, except for the LifePath Retirement Portfolio that is designed for investors who are currently withdrawing, or plan in the near future to begin withdrawing, a substantial portion of their investment.

If you are willing to accept a greater risk of short-term loss in exchange for the potential to achieve higher long-term returns, you may invest some or all of your assets in a LifePath Portfolio with a longer time horizon. If you desire a more conservative investment and are willing to forego some potential returns, you may invest some or all of your assets in a LifePath Portfolio with a shorter time horizon. The final choice is yours.

4	BARCLAYS GLOBAL INVESTORS FUNDS

LifePath Investment Objectives

Each LifePath Portfolio seeks to maximize return consistent with the quantitatively measured risk that investors on average may be willing to accept given their investment time horizon. An investor’s time horizon marks the point when the investor plans to start making net withdrawals from his or her investments. As a general rule, investors with a longer time horizon have a greater tolerance for risk than investors with a shorter time horizon. Long-term investors are more likely to accept a greater risk of short-term loss in exchange for the potential to achieve higher long-term returns. Each LifePath Portfolio has its own time horizon which affects the acceptable risk level of the LifePath Portfolio and, in turn, its asset allocation.

Specifically:

■	LifePath Retirement Portfolio is managed for investors seeking income and moderate long-term growth of capital.

■	LifePath 2010 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2010.

■	LifePath 2020 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2020.

■	LifePath 2030 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030.

■	LifePath 2040 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040.

Each LifePath Portfolio’s investment objective may be changed by the LifePath Portfolio’s Board of Trustees without shareholder approval.

5

Summary of Principal Investment Strategies

Each LifePath Portfolio invests all of its assets in a corresponding Master Portfolio which allocates and reallocates its assets among the Underlying Funds. The Master Portfolios with longer time horizons invest a greater portion of their assets in Underlying Funds that invest in stocks, which provide a greater opportunity for capital appreciation over the long-term but have a greater risk of short-term loss. The LifePath Master Portfolios with shorter time horizons invest a greater portion of their assets in Underlying Funds that invest in bonds and money market instruments, which typically offer reduced risk and price volatility but forego some potential returns. The LifePath Portfolios with shorter time horizons, accordingly, have lower expected returns than the LifePath Portfolios with longer time horizons.

■	LifePath Retirement Portfolio is designed for investors seeking income and moderate long-term growth of capital. The LifePath Retirement Portfolio currently intends to hold about 34% of its assets in Underlying Funds that invest primarily in stocks, 65% of its assets in Underlying Funds that invest primarily in bonds and the remaining 1% of its assets in Underlying Funds that invest primarily in money market instruments.

■	LifePath 2010 Portfolio is designed for investors expecting to begin withdrawing assets around the year 2010. The LifePath 2010 Portfolio currently intends to hold about 45% of its assets in Underlying Funds that invest primarily in stocks, 54% of its assets in Underlying Funds that invest primarily in bonds and the remaining 1% of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, the allocation will become more conservative and have lower expected returns.

■	LifePath 2020 Portfolio is designed for investors expecting to begin withdrawing assets around the year 2020. The LifePath 2020 Portfolio currently intends to hold about 62% of its assets in Underlying Funds that invest primarily in stocks, 37% of its assets in Underlying Funds that invest primarily in bonds and the remaining 1% of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, the allocation will become more conservative and have lower expected returns.

■	LifePath 2030 Portfolio is designed for investors expecting to begin withdrawing assets around the year 2030. The LifePath 2030 Portfolio currently intends to hold about 76% of its assets in Underlying Funds that invest primarily in stocks, 23% of its assets in Underlying Funds that invest primarily in bonds and the remaining 1% of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, the allocation will become more conservative and have lower expected returns.

■	LifePath 2040 Portfolio is designed for investors expecting to begin withdrawing assets around the year 2040. The LifePath 2040 Portfolio currently intends to hold about 87% of its assets in Underlying Funds that invest primarily in stocks, 12% of its assets in Underlying Funds that invest primarily in bonds and the remaining 1% of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, the allocation will become more conservative and have lower expected returns.

6	BARCLAYS GLOBAL INVESTORS FUNDS

Summary of Principal Risk Factors

As with any investment, your investment in the LifePath Portfolios could lose money or the Portfolios’ performance could trail that of alternative investments.

Each LifePath Portfolio has a different level of risk.

The value of your investment is subject to stock market risk, which means the price of the stocks in which the Underlying Funds invest may fluctuate or fall in response to economic events or trends.

The value of your investment is also subject to bond investment risks, including interest rate risk, which means that the prices of bonds in which the Underlying Funds invest may fall because of a rise in interest rates; credit risk, which is the risk that the price of an individual bond may fall with the decline in an issuer’s real or apparent ability to meet its financial obligation; and prepayment risk, which is the risk that borrowers may prepay their mortgages or loans faster than expected, thereby affecting the security’s average life and potentially its yield.

Investments in foreign securities by the Underlying Funds are subject to certain special risks and considerations, including potentially less liquidity and greater price volatility than securities traded in the U.S. markets.

The allocation of each LifePath Portfolio’s assets is managed using a quantitative model that has been developed based on a number of factors. Neither the LifePath Portfolios nor BGFA, the investment advisor to the Master Portfolios, can offer any assurance that the recommended asset allocation will either maximize returns or minimize risk or be the appropriate allocation in all circumstances for every investor with a particular time horizon.

The LifePath Portfolios must maintain cash balances to meet redemption requests, which may lower overall Portfolio performance.

An investment in a Portfolio is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

7

Investment Returns

Total Returns

The bar charts and tables in this section provide some indication of the risks of investing in the LifePath Portfolios by showing the changes in their performance from year to year. The bar charts also show the returns for Class I of each LifePath Portfolio for each full calendar year since inception.* The average annual total return tables (before and after taxes) compare the average annual total returns of Class I of each LifePath Portfolio to those of a corresponding index for various periods of time. Effective March 15, 2004, the returns for each LifePath Portfolio reflect its corresponding Master Portfolio’s investment in Underlying Funds. For all periods prior to March 15, 2004, the returns for each LifePath Portfolio reflect the direct investment by its corresponding Master Portfolio in a portfolio of securities and also reflect the LifePath Portfolios’ investment in accordance with a model that included “tactical”, or short-term, shifts in allocation between stocks and bonds. In addition, as of December 31, 2003, BGFA made certain changes to its asset allocation strategies for the LifePath Portfolios, including a change to the frequency with which the LifePath Portfolios’ respective holdings were rebalanced among asset classes from monthly to quarterly.

How the LifePath Portfolios and the predecessor funds performed in the past is not an indication of how the LifePath Portfolios will perform in the future.

LifePath Retirement Portfolio—Class I

Year-By-Year Returns

The highest and lowest quarterly returns for Class I of the LifePath Retirement Portfolio for the calendar years above are as follows:

Highest Quarter Return:	Lowest Quarter Return:

%	%

*	The LifePath Portfolios are successors to the assets of the predecessor funds. The predecessor funds were the Stagecoach Trust LifePath Funds, which commenced operations on March 1, 1994. The predecessor funds invested in the LifePath Master Portfolios and had the same investment objectives, strategies, policies and risk considerations as the LifePath Portfolios. The performance information for periods before March 26, 1996 (the date the LifePath Portfolios commenced operations) shows the performance of the Institutional Class shares of the predecessor funds.

8	BARCLAYS GLOBAL INVESTORS FUNDS

LifePath 2010 Portfolio—Class I

Year-By-Year Returns

The highest and lowest quarterly returns for Class I of the LifePath 2010 Portfolio for the calendar years above are as follows:

Highest Quarter Return:	Lowest Quarter Return:

%	%

LifePath 2020 Portfolio—Class I

Year-By-Year Returns

The highest and lowest quarterly returns for Class I of the LifePath 2020 Portfolio for the calendar years above are as follows:

Highest Quarter Return:	Lowest Quarter Return:

%	%

9

LifePath 2030 Portfolio—Class I

Year-By-Year Returns

The highest and lowest quarterly returns for Class I of the LifePath 2030 Portfolio for the calendar years above are as follows:

Highest Quarter Return:	Lowest Quarter Return:

%	%

LifePath 2040 Portfolio—Class I

Year-By-Year Returns

The highest and lowest quarterly returns for Class I of the LifePath 2040 Portfolio for the calendar years above are as follows:

Highest Quarter Return:	Lowest Quarter Return:

%	%

10	BARCLAYS GLOBAL INVESTORS FUNDS

LIFEPATH RETIREMENT PORTFOLIO AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2005) Class I Shares—Commenced Operations on March 26, 1996(1)

1 YEAR	5 YEARS	10 YEARS(2)
LifePath Retirement Portfolio
Return Before Taxes %	%	%
Return After Taxes on Distributions %	%	%
Return After Taxes on Distributions and Sale of Fund Shares %	%	%
LifePath Retirement Portfolio Custom Benchmark(3) (reflects no deduction for fees, expenses or taxes)%	%	%
S&P 1500 Index (reflects no deduction for fees, expenses or taxes)%	%	%
Lehman Brothers U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)%	%	%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)%	%	%
Citigroup 3-Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)%	%	%

(1)	Effective March 15, 2004, the returns for each LifePath Portfolio reflect its corresponding Master Portfolio’s investment in Underlying Funds. For all periods prior to March 15, 2004, the returns for each LifePath Portfolio reflect the direct investment by its corresponding Master Portfolio in a portfolio of securities and also reflect the LifePath Portfolios’ investment in accordance with a model that included “tactical”, or short-term, shifts in allocation between stocks and bonds.
(2)	This column combines the performance of the predecessor fund since January 1, 1996 with the performance of the LifePath Portfolio since its inception date (i.e., the commencement of its operations on March 26, 1996).
(3)	The LifePath Portfolios’ custom benchmarks are hypothetical representations of the performance of the respective LifePath Portfolios’ asset classes according to their weightings as of the most recent quarter end. The weightings of the various indices that are included in the LifePath Portfolios’ custom benchmarks are adjusted quarterly to reflect the funds’ changing asset allocation over time. The following indices are used to calculate the LifePath Portfolios’ custom benchmarks: S&P 500 Index, S&P 400 Index, S&P 600 Index, MSCI EAFE Index, Lehman Bros. U.S. Aggregate Bond Index, Citigroup 3-Month Treasury Bill Index, Lehman TIPS Index, and Cohen & Steers Realty Majors Index.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt investors or investors who hold their LifePath Portfolio shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts (“IRAs”). The LifePath Portfolio’s returns after taxes on distributions and sale of LifePath Portfolio shares are calculated assuming that an investor has sufficient gains of the same character from other investments to offset any capital losses from the sale of LifePath Portfolio shares. As a result, the LifePath Portfolio’s returns after taxes on distributions and sale of LifePath Portfolio shares may exceed the LifePath Portfolio’s returns before taxes and/or returns after taxes on distributions.

11

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2005) Class I Shares—Commenced Operations on March 26, 1996(1)

1 YEAR	5 YEARS	10 YEARS(2)
LifePath 2010 Portfolio
Return Before Taxes %	%	%
Return After Taxes on Distributions %	%	%
Return After Taxes on Distributions and Sale of Fund Shares %	%	%
LifePath 2010 Portfolio Custom Benchmark(3) (reflects no deduction for fees, expenses or taxes)%	%	%
S&P 1500 Index (reflects no deduction for fees, expenses or taxes)%	%	%
Lehman Brothers U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)%	%	%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)%	%	%
Citigroup 3-Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)%	%	%

(1)	Effective March 15, 2004, the returns for each LifePath Portfolio reflect its corresponding Master Portfolio’s investment in Underlying Funds. For all periods prior to March 15, 2004, the returns for each LifePath Portfolio reflect the direct investment by its corresponding Master Portfolio in a portfolio of securities and also reflect the LifePath Portfolios’ investment in accordance with a model that included “tactical”, or short-term, shifts in allocation between stocks and bonds.
(2)	This column combines the performance of the predecessor fund since January 1, 1996 with the performance of the LifePath Portfolio since its inception date (i.e., the commencement of its operations on March 26, 1996).
(3)	The LifePath Portfolios’ custom benchmarks are hypothetical representations of the performance of the respective LifePath Portfolios’ asset classes according to their weightings as of the most recent quarter end. The weightings of the various indices that are included in the LifePath Portfolios’ custom benchmarks are adjusted quarterly to reflect the funds’ changing asset allocation over time. The following indices are used to calculate the LifePath Portfolios’ custom benchmarks: S&P 500 Index, S&P 400 Index, S&P 600 Index, MSCI EAFE Index, Lehman Bros. U.S. Aggregate Bond Index, Citigroup 3-Month Treasury Bill Index, Lehman TIPS Index, and Cohen & Steers Realty Majors Index.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt investors or investors who hold their LifePath Portfolio shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. The LifePath Portfolio’s returns after taxes on distributions and sale of Portfolio shares are calculated assuming that an investor has sufficient gains of the same character from other investments to offset any capital losses from the sale of Portfolio shares. As a result, the LifePath Portfolio’s returns after taxes on distributions and sale of Portfolio shares may exceed the Portfolio’s returns before taxes and/or returns after taxes on distributions.

12	BARCLAYS GLOBAL INVESTORS FUNDS

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2005) Class I Shares—Commenced Operations on March 26, 1996(1)

1 YEAR	5 YEARS	10 YEARS(2)
LifePath 2020 Portfolio
Return Before Taxes %	%	%
Return After Taxes on Distributions %	%	%
Return After Taxes on Distributions and Sale of Fund Shares %	%	%
LifePath 2020 Portfolio Custom Benchmark(3) (reflects no deduction for fees, expenses or taxes)%	%	%
S&P 1500 Index (reflects no deduction for fees, expenses or taxes)%	%	%
Lehman Brothers U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)%	%	%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)%	%	%
Citigroup 3-Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)%	%	%

(1)	Effective March 15, 2004, the returns for each LifePath Portfolio reflect its corresponding Master Portfolio’s investment in Underlying Funds. For all periods prior to March 15, 2004, the returns for each LifePath Portfolio reflect the direct investment by its corresponding Master Portfolio in a portfolio of securities and also reflect the LifePath Portfolios’ investment in accordance with a model that included “tactical”, or short-term, shifts in allocation between stocks and bonds.
(2)	This column combines the performance of the predecessor fund since January 1, 1996 with the performance of the LifePath Portfolio since its inception date (i.e., the commencement of its operations on March 26, 1996).
(3)	The LifePath Portfolios’ custom benchmarks are hypothetical representations of the performance of the respective LifePath Portfolios’ asset classes according to their weightings as of the most recent quarter end. The weightings of the various indices that are included in the LifePath Portfolios’ custom benchmarks are adjusted quarterly to reflect the funds’ changing asset allocation over time. The following indices are used to calculate the LifePath Portfolios’ custom benchmarks: S&P 500 Index, S&P 400 Index, S&P 600 Index, MSCI EAFE Index, Lehman Bros. U.S. Aggregate Bond Index, Citigroup 3-Month Treasury Bill Index, Lehman TIPS Index, and Cohen & Steers Realty Majors Index.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt investors or investors who hold their LifePath Portfolio shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. The LifePath Portfolio’s returns after taxes on distributions and sale of LifePath Portfolio shares are calculated assuming that an investor has sufficient gains of the same character from other investments to offset any capital losses from the sale of LifePath Portfolio shares. As a result, the LifePath Portfolio’s returns after taxes on distributions and sale of LifePath Portfolio shares may exceed the LifePath Portfolio’s returns before taxes and/or returns after taxes on distributions.

13

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2005) Class I Shares—Commenced Operations on March 26, 1996(1)

1 YEAR	5 YEARS	10 YEARS(2)
LifePath 2030 Portfolio
Return Before Taxes %	%	%
Return After Taxes on Distributions %	%	%
Return After Taxes on Distributions and Sale of Fund Shares %	%	%
LifePath 2030 Portfolio Custom Benchmark(3) (reflects no deduction for fees, expenses or taxes)%	%	%
S&P 1500 Index (reflects no deduction for fees, expenses or taxes)%	%	%
Lehman Brothers U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)%	%	%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)%	%	%
Citigroup 3-Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)%	%	%

(1)	Effective March 15, 2004, the returns for each LifePath Portfolio reflect its corresponding Master Portfolio’s investment in Underlying Funds. For all periods prior to March 15, 2004, the returns for each LifePath Portfolio reflect the direct investment by its corresponding Master Portfolio in a portfolio of securities and also reflect the LifePath Portfolios’ investment in accordance with a model that included “tactical”, or short-term, shifts in allocation between stocks and bonds.
(2)	This column combines the performance of the predecessor fund since January 1, 1996 with the performance of the LifePath Portfolio since its inception date (i.e., the commencement of its operations on March 26, 1996).
(3)	The LifePath Portfolios’ custom benchmarks are hypothetical representations of the performance of the respective LifePath Portfolios’ asset classes according to their weightings as of the most recent quarter end. The weightings of the various indices that are included in the LifePath Portfolios’ custom benchmarks are adjusted quarterly to reflect the funds’ changing asset allocation over time. The following indices are used to calculate the LifePath Portfolios’ custom benchmarks: S&P 500 Index, S&P 400 Index, S&P 600 Index, MSCI EAFE Index, Lehman Bros. U.S. Aggregate Bond Index, Citigroup 3-Month Treasury Bill Index, Lehman TIPS Index, and Cohen & Steers Realty Majors Index.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt investors or investors who hold their LifePath Portfolio shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. The LifePath Portfolio’s returns after taxes on distributions and sale of LifePath Portfolio shares are calculated assuming that an investor has sufficient gains of the same character from other investments to offset any capital losses from the sale of LifePath Portfolio shares. As a result, the LifePath Portfolio’s returns after taxes on distributions and sale of LifePath Portfolio shares may exceed the LifePath Portfolio’s returns before taxes and/or returns after taxes on distributions.

14	BARCLAYS GLOBAL INVESTORS FUNDS

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2005) Class I Shares—Commenced Operations on March 26, 1996(1)

1 YEAR	5 YEARS	10 YEARS(2)
LifePath 2040 Portfolio
Return Before Taxes %	%	%
Return After Taxes on Distributions %	%	%
Return After Taxes on Distributions and Sale of Fund Shares %	%	%
LifePath 2040 Portfolio Custom Benchmark(3) (reflects no deduction for fees, expenses or taxes)%	%	%
S&P 1500 Index (reflects no deduction for fees, expenses or taxes)%	%	%
Lehman Brothers U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)%	%	%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)%	%	%
Citigroup 3-Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)%	%	%

(1)	Effective March 15, 2004, the returns for each LifePath Portfolio reflect its corresponding Master Portfolio’s investment in Underlying Funds. For all periods prior to March 15, 2004, the returns for each LifePath Portfolio reflect the direct investment by its corresponding Master Portfolio in a portfolio of securities and also reflect the LifePath Portfolios’ investment in accordance with a model that included “tactical”, or short-term, shifts in allocation between stocks and bonds.
(2)	This column combines the performance of the predecessor fund since January 1, 1996 with the performance of the LifePath Portfolio since its inception date (i.e., the commencement of its operations on March 26, 1996).
(3)	The LifePath Portfolios’ custom benchmarks are hypothetical representations of the performance of the respective LifePath Portfolios’ asset classes according to their weightings as of the most recent quarter end. The weightings of the various indices that are included in the LifePath Portfolios’ custom benchmarks are adjusted quarterly to reflect the funds’ changing asset allocation over time. The following indices are used to calculate the LifePath Portfolios’ custom benchmarks: S&P 500 Index, S&P 400 Index, S&P 600 Index, MSCI EAFE Index, Lehman Bros. U.S. Aggregate Bond Index, Citigroup 3-Month Treasury Bill Index, Lehman TIPS Index, and Cohen & Steers Realty Majors Index.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt investors or investors who hold their LifePath Portfolio shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. The LifePath Portfolio’s returns after taxes on distributions and sale of LifePath Portfolio shares are calculated assuming that an investor has sufficient gains of the same character from other investments to offset any capital losses from the sale of LifePath Portfolio shares. As a result, the LifePath Portfolio’s returns after taxes on distributions and sale of LifePath Portfolio shares may exceed the LifePath Portfolio’s returns before taxes and/or returns after taxes on distributions.

15

Fees and Expenses

The tables that follow describe the fees and expenses that you may pay if you buy and hold LifePath Portfolio Class I shares. The expenses are deducted from Fund assets, which means you pay them indirectly. These tables do not reflect charges that may be imposed in connection with an account in which you hold the shares. A broker-dealer or financial institution maintaining the account in which you hold shares may charge separate account, service or transaction fees on the purchase or sale of Class I shares that would be in addition to the fees and expenses shown here.

The total annual operating expense ratios in the table and the example on the next page reflect the expenses of the Class I shares of each LifePath Portfolio and its corresponding Master Portfolio and also reflect a weighted average of the total operating expense ratios of the Underlying Funds in which each Master Portfolio invests.

ANNUAL OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM CLASS I ASSETS)

	LifePath Retirement	LifePath 2010	LifePath 2020	LifePath 2030	LifePath 2040
Management Fees	0.35%	0.35%	0.35%	0.35%	0.35%
Other Expenses
Administration Fees	0.50%	0.50%	0.50%	0.50%	0.50%
All Other(1)	0.34%	0.34%	0.34%	0.34%	0.34%
Total Annual Operating Expenses(2),(3)	1.19%	1.19%	1.19%	1.19%	1.19%
Less Management Fee Waiver(2)	(0.34)%	(0.34)%	(0.34)%	(0.34)%	(0.34)%
Net Expenses	0.85%	0.85%	0.85%	0.85%	0.85%

(1)	Other expenses reflect each LifePath Portfolio’s pro rata share of the fees and expenses incurred by investing in the Underlying Funds and have been adjusted to reflect estimated amounts for the current fiscal year.
(2)	The Funds’ service providers may voluntarily waive or reimburse certain of their fees, as they determine, from time to time.
(3)	BGFA, the investment adviser to the Master Portfolios, has contractually agreed to waive its management fees at the Master Portfolio level in an amount equal to advisory fees and administration fees, if any, charged to the Underlying Funds through April 30, 2007 (the “contractual waiver”). BGFA may not discontinue or modify this contractual waiver without the approval of the Board of Trustees of the Master Portfolios.

16	BARCLAYS GLOBAL INVESTORS FUNDS

Example

The example below is intended to help you compare the costs of investing in Class I shares of the LifePath Portfolios with those of other mutual funds. The example illustrates the costs you would have incurred on an initial $10,000 investment in Class I of the LifePath Portfolios over the time periods shown, assuming the shareholder fees and annual operating expenses reflected above. The example further assumes your investment earns an annual return of 5% over the periods, that total operating expenses remained the same throughout the time periods shown and that the contractual waiver is in effect for year one.

The LifePath Portfolios Class I do not charge a sales load or other fee upon redemption. This means that your expenses for each period would be the same whether or not you sell your shares at the end of a period. Your actual costs may be higher or lower than this hypothetical example.

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
LifePath Retirement Portfolio	$	$	$	$
LifePath 2010 Portfolio	$	$	$	$
LifePath 2020 Portfolio	$	$	$	$
LifePath 2030 Portfolio	$	$	$	$
LifePath 2040 Portfolio	$	$	$	$

17

LIFEPATH DETAILS

A Further Discussion of Principal Investment Strategies

Introduction. Each LifePath Portfolio pursues a common strategy of allocating and reallocating its assets among the Underlying Funds. The LifePath Portfolios with longer time horizons invest a greater portion of their assets in Underlying Funds that invest in stocks, which provide a greater potential to achieve higher returns over the long term but have a greater risk of short-term loss. In addition to investing in Underlying Funds, each LifePath Portfolio may borrow, lend its portfolio securities to brokers, dealers and financial institutions, and may invest the collateral in certain high-quality money-market instruments and U.S. Government obligations, as described in greater detail in the LifePath Portfolios’ Statement of Additional Information (“SAI”).

The LifePath Portfolios with shorter time horizons invest a greater portion of their assets in Underlying Funds that invest in bonds and money market instruments, which typically offer reduced risk and price volatility but forego some potential returns. The LifePath Portfolios with shorter time horizons, accordingly, have lower expected returns than the LifePath Portfolios with longer time horizons. As each LifePath Portfolio approaches its designated time horizon, it systematically seeks to reduce the level of risk by allocating assets more conservatively among the Underlying Funds. This systematic shift toward more conservative investments is designed to reduce the risk of significant reductions in the value of an investment in a LifePath Portfolio as it approaches its time horizon.

For example, the LifePath Retirement Portfolio has entered its “retirement phase” and seeks to maximize returns consistent with the risk that an average investor in retirement may be willing to accept. This does not mean, however, that it invests exclusively in Underlying Funds that are money market funds. Rather, because BGFA, the LifePath Portfolios’ investment adviser, believes that most investors are still willing to take some risks in pursuing returns even while drawing on their investments, a portion of the LifePath Retirement Portfolio’s assets will continue to be allocated to Underlying Funds that are stock and bond funds, in addition to Underlying Funds that are money market funds.

In determining the allocation of assets to the Underlying Funds, BGFA uses a proprietary investment model that analyzes securities market data, including risk, asset class correlations, and expected returns, to provide portfolio allocations among the asset classes represented by the Underlying Funds. The allocations are periodically monitored and rebalanced in an effort to maximize expected return for a given level of risk. In managing the LifePath Portfolios, BGFA focuses on long-term targets and objectives. The progression over time of a LifePath Portfolio’s asset allocation to more conservative asset classes is a relatively steady process resulting in only gradual changes to the asset allocation from quarter to quarter. The Underlying Funds invest in a mix of stocks, bonds and money market instruments. Certain Underlying Funds invest in foreign securities, emerging markets, below investment-grade bonds and derivatives, which are subject to additional risks, as described in the “Further Discussion of Principal Risk Factors” section of this Prospectus. The investment model adjusts each LifePath Portfolio’s risk level by gradually making it more conservative as the year in the LifePath Portfolio’s name approaches, except for the LifePath Retirement Portfolio, which is already in its most conservative phase.

The Underlying Funds

Two of the Underlying Funds—the Active Stock Master Portfolio and the CoreAlpha Bond Master Portfolio (collectively, the “Underlying Master Portfolios”)—are diversified portfolios of Master Investment Portfolio (“MIP”).

18	BARCLAYS GLOBAL INVESTORS FUNDS

The Active Stock Master Portfolio seeks to provide long-term appreciation of capital. BGFA invests the Active Stock Master Portfolio’s assets using a proprietary quantitative model that is designed to select stocks based on an analysis of a wide range of company-specific factors. The CoreAlpha Bond Master Portfolio seeks to provide a combination of income and capital growth. BGFA invests the CoreAlpha Bond Master Portfolio’s assets pursuant to a systematic method that relies on proprietary quantitative models to allocate assets among various bond sectors by evaluating each sector’s relative value and risk-adjusted return.

The remaining Underlying Funds, other than the Barclays Global Investors Funds (“BGIF”) Institutional Money Market Fund (the “Underlying Money Market Fund”), are exchange-traded funds (“ETFs”) that are part of the iShares family of funds (“Underlying iShares Funds”). Each of the Underlying iShares Funds seeks investment results that correspond generally to the performance, before fees and expenses, of its underlying index. As a result, adverse performance of a particular security in an Underlying iShares Fund’s portfolio will ordinarily not result in the elimination of the security from the Underlying iShares Fund’s portfolio. Each Underlying iShares Fund offers and issues iShares at their net asset value per share (“NAV”) only to certain institutional investors in aggregations of a specified number of iShares (each, a “Creation Unit”), generally in exchange for a basket of securities included in its Underlying Index (the “Deposit Securities”), together with the deposit of a specified cash payment. The iShares for these Underlying iShares Funds are listed and traded on national securities exchanges and also may be listed on certain non-U.S. exchanges. BGFA purchases iShares on behalf of the LifePath Master Portfolios in the secondary market.

The relative weightings for each LifePath Master Portfolio in the various Underlying Funds will vary over time, and BGFA is not required to invest any Master Portfolio’s assets in each of the Underlying Funds or in any particular percentage. BGFA may add, eliminate or replace Underlying Funds at any time.

Each LifePath Master Portfolio currently expects to invest in some or all of the Underlying Funds described below.

Active Stock Master Portfolio seeks to provide long-term appreciation of capital. The Active Stock Master Portfolio invests, under normal circumstances, at least 80% of its assets in common stocks. The Active Stock Master Portfolio invests primarily in equity securities of U.S. companies with capitalizations similar to the range of capitalizations represented in the Standard & Poor’s (“S&P”) 500 Index. BGFA invests the Active Stock Master Portfolio’s assets using a proprietary quantitative model that is designed to select stocks based on an analysis of a wide range of company-specific factors, such as relative values based on earnings and cash flows; earnings quality as measured by the company’s financial condition and earnings reports; sentiment as expressed through management and market participant behavior; and industry classification. BGFA considers risk parameters in deciding upon the Active Stock Master Portfolio’s aggregate holdings, and factors trading costs into its stock selection process.

CoreAlpha Bond Master Portfolio seeks to provide a combination of income and capital growth. BGFA invests the CoreAlpha Bond Master Portfolio’s assets pursuant to a systematic method that relies on proprietary quantitative models to allocate assets among various bond sectors by evaluating each sector’s relative value and risk-adjusted return. BGFA’s models also allocate assets among bonds of different maturities based on yield characteristics and expectations. Specific investment selection decisions are made on the basis of evaluations of relative value, credit quality and other factors. The CoreAlpha Bond Master Portfolio invests, under normal circumstances, at least 80% of its assets in bonds. For the purposes of this strategy, “bonds” include the following: obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; mortgage-backed securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities, including U.S. agency mortgage pass-through securities; commercial mortgage-backed securities; debt obligations of U.S. corporations; dollar-denominated debt obligations of foreign issuers; municipal securities; and asset-backed securities. The Master Portfolio invests a substantial portion of its assets in U.S.-registered, dollar-denominated bonds. The Master Portfolio may invest in bonds of any maturity or duration.

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BGIF Institutional Money Market Fund seeks a high level of income consistent with liquidity and the preservation of capital. The Fund invests in high-quality, short-term money market instruments that include fixed rate, floating rate and variable rate debt securities. The Fund also may invest in high-quality, short-term U.S. and foreign government debt, including the debt of agencies and instrumentalities, such as Fannie Mae and the Student Loan Marketing Association, U.S. and foreign bank obligations, corporate obligations, repurchase agreements, and asset-backed securities.

Underlying iShares Funds. In managing each of the Underlying iShares Funds, BGFA uses one of two basic indexing strategies, replication or representative sampling. Replication is investing in substantially all of the securities in the relevant underlying index in approximately the same proportions as the index. Representative sampling is investing in a representative sample of securities in the underlying index, which have a similar investment profile as the index. Securities selected under a representative sampling strategy have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the applicable underlying index. Underlying iShares Funds that use representative sampling generally do not hold all of the securities that are included in the relevant underlying index.

iShares S&P 500 Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P 500 Index. The S&P 500 Index measures the performance of the large-capitalization sector of the U.S. equity market. The stocks in the S&P 500 Index are selected according to the total market value of their outstanding shares.

iShares S&P MidCap 400 Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P MidCap 400 Index. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market. The stocks in the Index have a market capitalization between $1 billion and $5 billion (which may fluctuate depending on the overall level of the equity markets) and are selected for liquidity and industry group representation.

iShares S&P SmallCap 600 Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Standard & Poor’s SmallCap 600 Index. The S&P SmallCap 600 Index measures the performance of the small capitalization sector of the U.S. equity market.

iShares Russell Midcap Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell MidCap Index. The Russell MidCap Index is a capitalization-weighted index consisting of the 800 smallest companies in the Russell 1000 Index.

iShares Russell 2000 Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell 2000 Index. The Russell 2000 Index measures the performance of the small capitalization sector of the U.S. equity market. The Russell 2000 Index is a capitalization-weighted index of the approximately 2000 smallest companies in the Russell 3000 Index.

iShares Cohen & Steers Realty Majors Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Cohen & Steers Realty Majors Index (the “Cohen & Steers Index”). The Cohen & Steers Index consists of selected real estate investment trusts (“REITs”). The objective of the Cohen & Steers Index is to represent relatively large and liquid REITs that may benefit from future consolidation and securitization of the U.S. real estate industry. REITs are selected for inclusion in the Cohen & Steers Index based on a rigorous review of several factors, including management, portfolio quality, and sector and geographic diversification.

20	BARCLAYS GLOBAL INVESTORS FUNDS

The REITs selected for inclusion in the Cohen & Steers Index must meet minimum market capitalization and liquidity requirements. The Cohen & Steers Index is weighted according to the total market value of each REIT’s outstanding shares and is adjusted quarterly so that no REIT represents more than 8% of the index.

iShares MSCI EAFE Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI EAFE Index. The MSCI EAFE Index has been developed by Morgan Stanley Capital International, Inc. (“MSCI”) as an equity benchmark for international stock performance. The MSCI EAFE Index includes stocks from Europe, Australasia and the Far East.

iShares MSCI Emerging Markets Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets Index. The Fund’s investment objective may be changed without shareholder approval. The MSCI Emerging Markets Index was developed by MSCI as an equity benchmark for international stock performance and is designed to measure equity market performance in the global emerging markets. As of September 30, 2005, the MSCI Emerging Markets Index consisted of the following 26 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and Venezuela. As of September 30, 2005, the Index’s three largest stocks were Samsung Electronics Co. Ltd., Taiwan Semiconductors Manufacturing Co. Ltd. and LUKOIL and its three largest industries were banks, energy and materials. In order to improve its portfolio liquidity and its ability to track the MSCI Emerging Markets Index, the Fund may invest up to 10% of its assets in shares of other iShares Funds that seek to track the performance of equity securities in constituent countries of the MSCI Emerging Markets Index. BGFA will not charge portfolio management fees on that portion of the Fund’s assets invested in shares of other iShares Funds.

iShares Lehman Aggregate Bond Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the total U.S. investment grade bond market as defined by the Lehman Brothers U.S. Aggregate Index (the “Lehman Brothers Index”). The Lehman Brothers Index measures the performance of the U.S. investment grade bond market, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Lehman Brothers Index must have $250 million or more of outstanding face value and must have at least one year remaining to maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and non-convertible. Certain types of securities, such as state and local government series bonds, structured notes with embedded swaps or other special features, private placements, floating rate securities and Eurobonds are excluded from the Lehman Brothers Index. The Lehman Brothers Index is market capitalization weighted and the securities in the Lehman Brothers Index are updated on the last calendar day of each month.

iShares Lehman TIPS Bond Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the inflation-protected sector of the United States Treasury market as defined by the Lehman Brothers U.S. Treasury Inflation Notes Index. The Lehman Brothers U.S. Treasury Inflation Notes Index measures the performance of the inflation-protected public obligations of the U.S. Treasury, commonly known as “TIPS”.

21

The following table lists the Underlying Funds and the asset allocations for each Master Portfolio as of March 31, 2006. BGFA allocates the Master Portfolio’s assets among the Underlying Funds based on the Master Portfolio’s investment objective and policies. The asset allocation for each Master Portfolio will vary over time, and BGFA is not required to invest any Master Portfolio’s assets in each of the Underlying Funds or in any particular percentage. BGFA may add, eliminate or replace Underlying Funds at any time.

UNDERLYING FUNDS (AS OF MARCH 31, 2006)

CAPITAL GROWTH	LifePath Retirement	LifePath 2010	LifePath 2020	LifePath 2030	LifePath 2040
Master Investment Portfolio Active Stock Master Portfolio	%	%	%	%	%
iShares S&P MidCap 400 Index Fund	%	%	%	%	%
iShares Russell 2000 Index Fund	%	%	%	%	%
iShares MSCI EAFE Index Fund	%	%	%	%	%
iShares Lehman TIPS Bond Fund	%	%	%	%	%
iShares Cohen & Steers Realty Majors Index Fund	%	%	%	%	%
CAPITAL PRESERVATION
Master Investment Portfolio CoreAlpha Bond Master Portfolio	%	%	%	%	%

Note:	The allocation percentages may not add to 100% due to rounding.

“Standard & Poor’s®”, “S&P®”, “S&P500®”, “Standard & Poor’s 500”, “S&P 500 Index”, and “S&P MidCap 400 Index”, are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use for certain purposes by BGI. The Funds that are based on S&P Indices are not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in iShares.

Frank Russell Company, Russell 2000® Index, Russell Midcap® Index, are trademarks of Frank Russell Company and have been licensed for use for certain purposes by BGI. The Funds that are based on the Russell Indices are not sponsored, endorsed, sold or promoted by Frank Russell Company, and Frank Russell Company makes no representation regarding the advisability of investing in iShares.

”Cohen & Steers” is a trademark and “Cohen & Steers Realty Majors Index®” is a registered trademark of Cohen & Steers Capital Management, Inc. (Cohen & Steers), and both such trademarks have been licensed for use for certain purposes by BGI. The iShares Cohen & Steers Realty Majors Index Fund is not sponsored, endorsed, sold or promoted by Cohen & Steers, and Cohen & Steers makes no representation regarding the advisability of investing in iShares.

Lehman Brothers and Lehman Brothers U.S. Aggregate Index are trademarks of Lehman Brothers and have been licensed for use for certain purposes by BGI. The iShares Lehman Aggregate Bond Fund is not sponsored or endorsed by Lehman Brothers, and Lehman Brothers makes no representations regarding the advisability of investing in iShares.

MSCI is a registered trade mark of Morgan Stanley Capital International Inc. (MSCI) and its affiliates and has been licensed for use for certain purposes by Barclays Global Investors, N.A. The iShares MSCI EAFE Index Fund the iShares MSCI Emerging Markets Index Fund have not been passed on by MSCI as to its legality or suitability, and is not issued, sponsored, endorsed, sold or promoted by MSCI. MSCI makes no warranties and bears no liability with respect to the Funds. MSCI has no responsibility for and does not participate in the management of the Fund assets or sale of the Fund shares. The prospectus for the iShares MSCI EAFE Index and iShares MSCI Emerging Markets Index Funds contains a more detailed description of the limited relationship MSCI has with BGI and the Funds. No purchaser, seller or holder of this security, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

22	BARCLAYS GLOBAL INVESTORS FUNDS

A Further Discussion of Principal Risk Factors

In addition to the principal risks of investing summarized under Summary of Principal Risk Factors, the LifePath Portfolios have the following risks.

General—The net asset value of each LifePath Portfolio’s shares is neither insured nor guaranteed, is not fixed and will fluctuate.

General Risks Applicable to the LifePath Portfolios

Stock Investment Risk

The risks of stock investing include both short-term and prolonged price declines. Stocks may underperform fixed income investments and stock market indices that track other markets, segments and sectors. Mid- to small-cap stocks tend to present greater risks than large-cap stocks because they are generally more volatile and can be less liquid.

Bond Investment Risk

The risks of fixed income investing include short-term and prolonged price declines; however, such price declines in the bond market have historically been less severe than stock declines.

Credit Risk

Credit risk is the risk that the borrower that issued a bond may not repay principal or interest when due. U.S. Treasury bonds have minimal credit risk because they are backed by the U.S. Government’s full faith and credit. Certain securities issued by U.S. Government-sponsored entities, such as the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and the Federal Home Loan Banks are not guaranteed by the U.S. Government. Additionally, corporate bonds are subject to greater credit risk than U.S. Government bonds and high yield bonds are subject to greater credit risk than higher quality bonds.

Interest-Rate Risk

Interest-rate risk is the risk that bond prices will decline over short or even long periods due to rising market interest rates. All bonds, including those issued by the U.S. Government and its agencies, are subject to interest-rate risk. Their prices tend to move in the opposite direction from market interest rate movements. When interest rates go up, bond prices tend to fall; when rates fall, prices tend to rise. Bonds with longer maturities are affected more by interest rate movements than bonds with shorter maturities, bonds with interest rate reset provisions, notes or money market instruments. Mortgage-backed securities represent interests in or instruments backed by a pool of loans secured by mortgages. Mortgage-backed securities are also subject to prepayment risk and extension risk. The ability of an issuer of such a security to repay principal prior to a security’s maturity or extend repayment longer than anticipated can cause duration changes and greater price volatility in response to interest rate changes.

High Yield Securities Risk

Bonds that are in low or below investment-grade rating categories, or are unrated at the time of purchase (sometimes referred to as “junk bonds” or high yield securities) have a greater risk of default and are more volatile

23

than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated bonds may be less liquid and more difficult to value than higher-rated securities.

Foreign Investment Risks

Investments in foreign securities are subject to certain risks, including potentially less liquidity and greater price volatility than securities traded in the U.S. markets. These risks are related to adverse political, regulatory, market or economic developments, and the general risk that foreign markets can and often do perform differently than U.S. markets. Foreign companies may be subject to significantly higher levels of taxation (and possibly confiscatory taxation), thereby reducing their earnings potential, and amounts realized on the sale foreign securities may be subject to high levels of foreign taxation (and possibly confiscatory taxation).

Investment in foreign securities may be made by an Underlying Fund directly or through investments in American Depositary Receipts (“ADRs”) and other similar investments. ADRs are receipts for shares of foreign stocks held on deposit in U.S. banks or banks of major European countries. The receipts trade on the U.S. or local European stock markets as would normal stocks, entitling their owners to the dividends and capital gains earned by the real shares stored in bank vaults. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depository Receipts) are receipts for stock deposited in foreign bank and trust companies, trade across foreign and domestic markets, and can involve different or greater risks than ADRs.

Emerging Markets Risk

Some foreign markets are considered to be emerging markets. Investment in these emerging markets is subject to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market.

Model Risk

Although the quantitative model used to manage the LifePath Master Portfolios’ assets has been developed and refined over many years, neither the LifePath Master Portfolios nor BGFA can offer any assurance that the recommended allocation will either maximize returns or minimize risks. Nor can the LifePath Master Portfolios or BGFA offer assurance that a recommended allocation will be the appropriate allocation in all circumstances for every investor with a particular time horizon.

Real Estate Investment Risk

Investment in the real estate sector is subject to many of the same risks associated with the direct ownership of real estate, such as adverse changes in national, state or local real estate conditions (resulting from, for example oversupply of or reduced demand for space and changes in market rental rates); obsolescence of properties; changes in the availability, cost and terms of mortgage funds; and the impact of tax, environmental, and other laws.

24	BARCLAYS GLOBAL INVESTORS FUNDS

Derivatives

Derivatives include, among other instruments, futures contracts, options on futures contracts, other types of options that may be exchange-traded or traded over-the-counter (“OTC”), indexed and inverse floating rate securities, and total return and credit default swaps. Derivatives are financial instruments whose values are derived, at least in part, from the prices of other securities or specified assets, indices or rates. Some derivatives may be more sensitive than conventional securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure as contract terms.

Security Selection Risk

Because BGFA does not select individual companies in the underlying indexes for the Underlying iShares Funds, those Underlying iShares Funds may hold stocks in companies that present risks that an investment adviser researching individual stocks might seek to avoid. For each of Active Stock Master Portfolio and CoreAlpha Bond Master Portfolio, BGFA bases security selection on its analysis of securities and therefore is subject to the risk that poor security selection will result in underperformance of the Master Portfolio in comparison with other investment vehicles with similar investment objectives and strategies.

Concentration Risk

If an underlying index of an Underlying iShares Fund concentrates in a particular industry or group of industries, that Underlying iShares Fund may be adversely affected by the performance of those securities and be subject to price volatility. In addition, an Underlying Fund that concentrates in a single industry or group of industries may be more susceptible to any single economic, market, political or regulatory occurrence.

Market Trading Risks

The Underlying iShares Funds are subject to certain additional risks due to their shares being listed and traded on securities exchanges. There can be no assurance that an active trading market for these particular ETFs will develop or be maintained. Trading in ETFs may be halted because of market conditions or for reasons that, in the view of the listing exchange, make trading in ETFs inadvisable. In addition, trading in ETFs is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of ETFs will continue to be met or will remain unchanged. An ETF may trade at, above or below its NAV. The NAV of an ETF will fluctuate with changes in the market value of its holdings. The trading price of an ETF will generally fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Tracking Error Risk

For those Underlying Funds that seek to track an index, factors such as the fees and expenses of an Underlying Fund, rounding of prices, and changes to an index and regulatory policies, may affect the adviser’s ability to achieve close correlation with an index. Therefore, the return of an Underlying Fund that seeks to track an index may deviate from that of the index.

For a description of the LifePath Portfolios’ policies and procedures with respect to disclosure of their corresponding Master Portfolios’ portfolio holdings, and a further discussion of the LifePath Portfolios’ investments and risks, please refer to the LifePath Portfolios’ combined SAI. The SAI is incorporated by reference in this Prospectus and is available free of charge by calling 1 877 BGI 1544 (1 877 244 1544).

25

Management of the LifePath Portfolios

Investment Adviser

The LifePath Portfolios are feeder funds that invest all of their assets in similarly named Master Portfolios with substantially identical investment objectives, strategies and policies. The Master Portfolios, in turn, invest in a combination of the Underlying Funds. BGFA serves as investment adviser to each of the Master Portfolios, and also serves as investment adviser to each of the Underlying Funds, with the exception of the BGIF Institutional Money Market Fund, which invests in a Master Portfolio advised by BGFA. For its services to the Master Portfolios, BGFA is entitled to receive an annual advisory fee of 0.35% of each Master Portfolio’s average daily net assets.

For its services to the Underlying Funds, BGFA receives fees that differ from the fees described for the LifePath Portfolios in this prospectus. BGFA provides investment advisory services for the Underlying Funds that differ from the investment advisory services it provides for the LifePath Master Portfolios. For those services, BGFA receives investment advisory fees from the Underlying Funds. In addition, BGI provides administration services to certain of the Underlying Funds, and, for those services, may receive administration fees from those Underlying Funds. BGFA has contractually agreed to waive investment advisory fees at the LifePath Master Portfolio level in an amount equal to advisory and administration fees, if any, paid by the Underlying Funds to BGFA and BGI, respectively, through April 30, 2007.

BGFA is located at 45 Fremont Street, San Francisco, California 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. BGI, including its affiliates, is the world’s largest manager of institutional investment assets. As of December 31, 2005, BGI and its affiliates, including BGFA, provided investment advisory services for over $1.5 trillion in assets. BGI, BGFA, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the LifePath Portfolios’ corresponding Master Portfolios may also indirectly invest.

A discussion regarding the basis for the Master Portfolio’s Board of Trustees’ approval of the investment advisory agreement with BGFA is available in the LifePath Portfolios’ semi-annual report for the fiscal period ended June 30, 2005.

Portfolio Manager

David Burkart, Dagmar Nikles and Ken Millman (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the LifePath Master Portfolios. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of his or her portfolio management team with more limited responsibilities, but each Portfolio Manager has appropriate limitations on his or her authority for risk management and compliance purposes.

Mr. Burkart is an employee of BGFA and BGI and, together with the other Portfolio Managers, has been primarily responsible for the day-to-day management of the LifePath Master Portfolios since August 2000. Mr. Burkart has been a member of the asset allocation portfolio management team since 2000.

26	BARCLAYS GLOBAL INVESTORS FUNDS

Ms. Nikles is an employee of BGFA and BGI and, together with the other Portfolio Managers, has been primarily responsible for the day-to-day management of the LifePath Master Portfolios since June 2005. Ms. Nikles has been a member of the asset allocation portfolio management team since July 2003. Prior to joining BGI, Ms. Nikles received her Financial Risk Manager Certification and prior to that, Ms. Nikles was an assistant portfolio manager and analyst at Zurich Scudder Investment from 2000 to 2002.

Mr. Millman is an employee of BGFA and BGI and, together with the other Portfolio Managers, has been primarily responsible for the day-to-day management of the LifePath Master Portfolios since June 2005. Mr. Millman has been a member of the asset allocation portfolio management team since 2000.

The LifePath Portfolio’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of shares in the LifePath Portfolios that invest in corresponding Master Portfolios for which they are Portfolio Managers.

Administrative Services

BGI provides the following services, among others, as the LifePath Portfolios’ Administrator:

■	Management of the LifePath Portfolios’ non-investment operations;

■	Preparation of reports for the LifePath Portfolios’ Board of Trustees;

■	Preparation of required filings with the SEC and state securities commissions;

■	Preparation of proxy statements and shareholder reports; and

■	Engaging and supervising certain intermediaries (“Shareholder Servicing Agents”) that service certain Fund accounts.

BGI is entitled to receive a fee for these services, among others, at the annual rate of 0.50% of each LifePath Portfolio’s average daily net assets. In return for this fee, BGI has agreed to absorb all expenses of each LifePath Portfolio and Master Portfolio other than the investment advisory fee, extraordinary expenses, brokerage and other expenses connected to the execution of portfolio transactions, distribution fees, if any, payable as a result of a Distribution Plan, and certain other expenses which are borne directly by the LifePath Portfolios.

The Shareholder Servicing Agents service individual and omnibus Fund accounts. In addition to serving as agents of the Fund for purposes of accepting orders for purchases and redemptions of Fund shares, Shareholder Servicing Agents may provide administrative support and account services such as processing purchases and redemptions of shares on behalf of individual and omnibus Fund accounts, answering shareholder inquiries, keeping records, transmitting reports and communications from the Funds, and providing reports on the status of individual and omnibus accounts. Out of the fees BGI receives from the Funds for providing administrative services, BGI pays shareholder servicing fees to certain Shareholder Servicing Agents in amounts not exceeding maximum fee rates approved by the LifePath Portfolios’ Board of Trustees, for those shareholder servicing, sub-administration, recordkeeping, sub-transfer agency and processing services that the Shareholder Servicing Agents perform for their clients that would otherwise be performed by BGI or the Funds’ other service providers. In addition, BGFA and/or BGI may pay significant additional amounts from their own resources to Shareholder Servicing Agents for those services.

From time to time, BGFA, BGI and/or the LifePath Portfolios’ distributor may also pay significant additional amounts from their own resources to other intermediaries that perform services in connection with the sale of LifePath Portfolio shares.

27

Shareholder Information

Who is Eligible to Invest

To be eligible to purchase LifePath Portfolio shares, you must:

■	Invest through an employer-sponsored or individual retirement savings plan;

■	Invest the proceeds rolled over from such plan into an IRA;

■	Maintain an account with Investors Bank & Trust Co. (“IBT”), which is the LifePath Portfolios’ custodian, transfer agent and dividend disbursing agent, or one of the LifePath Portfolios’ Shareholder Servicing Agents; or

■	Invest a minimum of $1 million directly through IBT (in certain situations this minimum initial investment may be reduced or waived; please contact your Shareholder Servicing Agent or IBT for more information).

In order to invest, a completed account application form must be submitted to and processed by your Shareholder Servicing Agent or IBT and an account number assigned. You may be asked to provide information to verify your identity when opening an account. Your Shareholder Servicing Agent may charge you a fee and may offer additional account services. Additionally, your Shareholder Servicing Agent may have procedures for placing orders for Fund shares that differ from those of the Funds, such as different investment minimums and earlier trading deadlines. Please contact your Shareholder Servicing Agent directly for more information and details.

How to Buy Shares

■	Plan Participant. Invest through payroll deductions or make a direct contribution by rolling over an amount from another 401(k) Plan or from a rollover IRA (make arrangements through your employer). If you are investing through a Shareholder Servicing Agent, your Shareholder Servicing Agent is responsible for properly transmitting your purchase order to IBT and may impose an earlier deadline than the LifePath Portfolios, as described below.

■	Tax-deferred Investor. Invest through a Shareholder Servicing Agent as provided in your benefit plan documents. Your Shareholder Servicing Agent is responsible for properly transmitting your purchase order to IBT and may impose an earlier deadline than the LifePath Portfolios, as described below.

■	Qualified Buyer. Invest through an account set up with IBT or your Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your purchase order to IBT and may impose an earlier deadline than the LifePath Portfolios, as described below.

■	Direct Buyer. Invest through IBT. See “Special Instructions for Direct Buyers” on page 29.

You may buy LifePath Portfolio shares without paying a sales charge. Your purchase order must be received in proper form, as determined by IBT or any intermediary pursuant to an appropriate agreement, by the close of regular trading on the New York Stock Exchange (NYSE) (generally 4:00 pm Eastern Time) on any day the LifePath Portfolio is open (a “Business Day”) to purchase shares at that day’s NAV.

Orders received after the close of regular trading on the NYSE will be executed on the next Business Day. The LifePath Portfolios are generally open Monday through Friday and are closed on weekends and NYSE holidays.

28	BARCLAYS GLOBAL INVESTORS FUNDS

Each LifePath Portfolio reserves the right to suspend or discontinue the offer and sale of Portfolio shares and to reject or cancel any purchase order for any reason.

Purchases generally must be made in U.S. dollars. You may be charged for any costs incurred in connection with a purchase order that has been placed but for which the Fund has not received full payment.

How to Sell Shares

■	Plan Participant. Contact your Plan Sponsor or Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your sale order to IBT.

■	Tax-deferred Investor. Contact your Plan Sponsor or Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your sale order to IBT.

■	Qualified Buyer. Contact your Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your sale order to IBT.

■	Direct buyer. See “Special Instructions for Direct Buyers” below.

You may sell LifePath Portfolio shares without paying a sales charge. Your order to sell shares must be received in proper form, as determined by IBT or an intermediary pursuant to an appropriate agreement by the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) on any Business Day to sell shares at that day’s NAV. Orders received after the close of trading on the NYSE will be executed on the next Business Day.

The LifePath Portfolios generally remit the proceeds from a sale the next Business Day after receiving a properly executed order and no longer than seven business days after the sale. Each LifePath Portfolio reserves the right to suspend your right of redemption and to delay delivery of your redemption proceeds up to seven days, as permitted under applicable law. Each LifePath Portfolio further reserves the right to automatically redeem your shares and close your account for any reason, and send you the proceeds, which would reflect the NAV on the day the LifePath Portfolio automatically redeems your shares. For example, a LifePath Portfolio may automatically redeem your shares to reimburse the LifePath Portfolio for any losses sustained by reason of your failure to make full payment for shares purchased or to collect any charge relating to a transaction effected for your benefit that is applicable to the LifePath Portfolio’s shares as provided from time to time in this Prospectus.

In addition, each LifePath Portfolio reserves the right to send your redemption proceeds in the form of securities from its Master Portfolio. For further information, please refer to the LifePath Portfolios’ SAI or contact IBT at 1 888 204 3956.

Upon redemption, the identity of the holder of the account to which the proceeds are being sent may need to be verified.

Special Instructions for Direct Buyers

Direct buyers who have an established account with a LifePath Portfolio, can add to or redeem from their LifePath Portfolio account by wire instructions, by phone or through the mail.

■	To invest by wire, check that option on your account application when you open your account. If you already have an account, call 1 888 204 3956 to receive a bank-wire application.

29

You should instruct your bank to wire funds as follows:

Investors Bank & Trust Co.

ABA # 011001438

Attn: Transfer Agent

Account # DDA 555555535

For Further Credit to: Barclays Global Investors Funds

Shareholder Account Name:

Shareholder Account Number:

Fund Share Class Number:

LifePath Retirement Portfolio:	1002
LifePath 2010 Portfolio—Class I	1012
LifePath 2020 Portfolio—Class I	1022
LifePath 2030 Portfolio—Class I	1032
LifePath 2040 Portfolio—Class I	1042

■	To invest by mail, make your check payable to the LifePath Portfolio of your choice and mail to Investors Bank & Trust Company, P.O. Box 642, Boston, MA 02117-0642. Please include the LifePath Portfolio number and account number on your check. You will find them on your monthly statements.

■	To redeem shares by phone, call 1 888 204 3956 any Business Day between 8:30 a.m. and 5 p.m. Eastern Time. IBT will employ procedures designed to confirm that your order is valid. These may include asking for identifying information and recording the call. Neither IBT nor the LifePath Portfolios may be held liable for acting on telephone instructions IBT reasonably believes to be valid. IBT will wire proceeds directly to your designated bank account.*

■	To redeem shares by mail, indicate the dollar amount you wish to receive or the number of shares you wish to sell in your sales order. Include your LifePath Portfolio, account and taxpayer identification numbers. All account signatories must sign the order.

■	Direct buyers can ask IBT to wire proceeds directly to their designated bank account.**

■	When a direct buyer purchases LifePath Portfolio shares and then quickly sells, the LifePath Portfolios may delay the payment of proceeds up to ten days to ensure that purchase checks have cleared.

Calculating the LifePath Portfolios’ Share Price

Each LifePath Portfolio’s share price (also known as a LifePath Portfolio’s NAV) is calculated by dividing the value of the net assets of the LifePath Portfolio (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the LifePath Portfolio, generally rounded to the nearest cent. Each LifePath Portfolio’s NAV is calculated at the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) on any Business Day. The NAV of each LifePath Portfolio is calculated based on the net asset value of the LifePath Master Portfolio in which the LifePath Portfolio invests. The LifePath Portfolios’ SAI includes a description of the methods for valuing the LifePath Master Portfolios’ investments, including a description of the circumstances in which the LifePath Master Portfolios’ investments would be valued using fair value pricing and the effects of using fair value pricing.

The price at which a purchase or redemption order for a LifePath Portfolio’s shares is based on the next calculation of the LifePath Portfolio’s NAV after the order is received in proper form as determined by IBT or an intermediary pursuant to an appropriate agreement.

*	If you wish to change your bank wire instructions, you must make your request in writing and include a signature guarantee (or, in the case of corporations or entities, other evidence of authenticity prescribed by IBT) to help prevent fraud. You can obtain a signature guarantee from most banks and securities dealers. A signature guarantee is not a notarized signature.
**	If you direct the sale’s proceeds to someone other than your account’s owner of record, to an address other than your account’s address of record or to a bank not designated previously, you must make your request in writing and include a signature guarantee to help prevent fraud. You can obtain a signature guarantee from most banks and securities dealers. A signature guarantee is not a notarized signature.

30	BARCLAYS GLOBAL INVESTORS FUNDS

Portfolio Distributions

The LifePath Portfolios distribute their net investment income to shareholders quarterly. The LifePath Portfolios distribute their realized net capital gains, if any, to shareholders at least annually. Distributions payable to you will be automatically reinvested in additional Class I shares of your LifePath Portfolio, unless you elected payment in cash.

Frequent Trading in Portfolio Shares

Generally, frequent purchases and redemptions of mutual fund shares (“frequent trading”) may have a detrimental effect on the funds and their shareholders. Depending on various factors, such as the size of a fund’s portfolio and the amount of assets maintained in cash, frequent trading may harm the performance of a fund by interfering with the implementation of its investment strategies and/or increasing transaction costs and taxes, and/or may dilute the value of fund shares held by long-term investors. Frequent trading may include activity that appears to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of portfolio securities after the close of the primary markets for those portfolio securities and the reflection of that change in the fund’s NAV (“market timing”).

Each Fund may invest only in interests of its respective Master Portfolio, and the Boards of Trustees of the Master Portfolios and the Funds have each considered the issues of frequent trading and market timing.

The Master Portfolios’ Board of Trustees has adopted a policy of not monitoring for possible market timing activity because the Master Portfolios’ holdings are valued as of the same time as of which the net asset value for the Master Portfolios is calculated (generally 4:00 p.m. Eastern Time), which eliminates the potential arbitrage opportunity presented by a lag between a change in the value of the Master Portfolios’ holdings and the reflection of that change in the Master Portfolios’ respective net asset values. The Master Portfolios’ Board of Trustees has not adopted a policy of monitoring for other forms of frequent trading because daily flows into and out of the Master Portfolios are aggregated, and the process of aggregation is expected to reduce the potential for frequent trading to disrupt the implementation of the Master Portfolios’ investment strategies.

The Funds’ Board of Trustees has not adopted a policy of monitoring for market timing or other frequent trading activity in the Funds in light of the nature of the Funds’ investment in Master Portfolios, the policies of the Master Portfolios, as described in the preceding paragraphs, and the historical nature of flows into and out of the Funds.

BGI’s ability to monitor trades that are placed by participants in plans that are shareholders in the Funds or other shareholders in the Funds that are trading through omnibus accounts maintained by intermediaries has been severely limited because BGI has not been receiving transaction information showing individual investment decisions. Effective October 16, 2006, upon request by the Funds, intermediaries will be required to provide certain transaction information that may enable the Funds to identify trading activity that is potentially harmful to the Funds. The Funds may, but do not have the obligation to, respond to any potentially harmful trading activity that is identified. In the event any potentially harmful trading activity is identified, responses may include the imposition of trading restrictions, the rejection of purchases, or such other steps the Fund determines are appropriate. Intermediaries’ ability to impose restrictions on the trading practices of their clients may, however, be affected by legal or technological limitations.

Taxes

The following discussion regarding federal income taxes is based upon laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the LifePath Portfolios and their shareholders. This discussion is not intended as a substitute for careful tax planning. Please see the SAI for additional federal income tax information.

31

As with all mutual funds, you generally will be required to pay taxes on your LifePath Portfolio’s net investment income and realized capital gains distributed to you. Normally, distributions are taxable to you when paid, whether you choose to receive them in cash or automatically reinvest them in LifePath Portfolio shares. The amount of taxes you owe will vary from year to year, based on the amount and character of the LifePath Portfolio’s distributions to you and your tax rate.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A LifePath Portfolio’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced tax rate if attributable to the LifePath Portfolio’s sales of portfolio holdings after May 5, 2003. Also, if you’re an individual, your distributions attributable to the LifePath Portfolio’s qualified dividend income generally can be treated by you as qualified dividend income, taxed to you at a maximum 15% rate of tax, as long as certain holding period requirements are met. Qualified dividend income is, in general, dividend income received from taxable U.S. and certain foreign corporations. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

Portfolio distributions usually create the following tax liability:

TRANSACTION	TAX STATUS
Qualified dividend income distribution	Qualified dividend income
Other income distribution	Ordinary income
Short-term capital gain distribution	Ordinary income
Long-term capital gain distribution	Long-term capital gain

A portion of distributions paid to corporate shareholders of the LifePath Portfolios may qualify for the dividends-received deduction available to corporations.

In addition, if you sell or exchange your LifePath Portfolio shares you generally will have a taxable capital gain or loss, depending on what you paid for your shares and what you receive for them (or are treated as receiving in the case of exchanges). In certain circumstances, a loss on the sale or exchange may be disallowed.

TRANSACTION	TAX STATUS
You sell shares owned for more than one year	Long-term capital gain or loss
You sell shares owned for one year or less	Short-term capital gain or loss

If you buy a LifePath Portfolio’s shares shortly before it makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a LifePath Portfolio that holds appreciated securities, you will, in effect, receive part of your purchase back in a taxable distribution if and when the Portfolio sells the securities and realizes gain on the sale. All of the LifePath Portfolios have built up, or have the potential to build up, high levels of unrealized appreciation in their investments.

Following the end of each year, the LifePath Portfolios will send you a notice that tells you how much you’ve received in distributions during the year and their federal tax status. You could also be subject to foreign, state and local taxes on such distributions.

In certain circumstances, you may be subject to backup withholding taxes.

32	BARCLAYS GLOBAL INVESTORS FUNDS

Tax considerations for tax-exempt or foreign investors or those holding fund shares through a tax-deferred account, such as a 401(k) Plan or IRA, will be different. Because each investor’s tax circumstances are unique and because tax laws are subject to change, you should consult your tax advisor about your investment.

Master/Feeder Mutual Fund Structure

The LifePath Portfolios do not have their own investment adviser. Instead, each LifePath Portfolio invests all of its assets in a separate mutual fund, called a Master Portfolio, that has substantially identical investment objectives, strategies and policies as the LifePath Portfolio. BGFA serves as investment adviser to each Master Portfolio. The Master Portfolios may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect a Master Portfolio and, therefore, the LifePath Portfolio.

Feeder Fund Expenses. Feeder funds, including the LifePath Portfolios, bear their corresponding Master Portfolio’s expenses in proportion to the amount of assets each invests in the Master Portfolio. Each feeder fund can set its own transaction minimums, fund-specific expenses and conditions.

Feeder Fund Rights. Under the master/feeder structure, the LifePath Portfolios’ Board of Trustees retains the right to withdraw a LifePath Portfolio’s assets from its corresponding Master Portfolio if it believes doing so is in the LifePath Portfolio shareholders’ best interests. If the Board of Trustees decides to withdraw a LifePath Portfolio’s assets, it would then consider whether the LifePath Portfolio should hire its own investment adviser, invest in another master portfolio or take other action.

Fund of Funds

The Master Portfolios do not invest directly in a portfolio of securities. Instead, they invest in Underlying Funds also advised by BGFA. Each Master Portfolio may charge for its own direct expenses, in addition to bearing a pro rata share of the expenses charged by the Underlying Funds in which it invests.

33

Financial Highlights

The financial tables are intended to help investors understand the financial performance of the Class I shares of the LifePath Retirement, LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Portfolios for the past 5 years. Certain information reflects financial results for a single Class I share of the LifePath Portfolio. The total returns in the tables represent the rates of return that an investor would have earned (or lost) on an investment in Class I shares of a given LifePath Portfolio, assuming reinvestment of all dividends and distributions. The information has been audited by [                        ] , whose report, along with the LifePath Portfolios’ financial statements, is included in the LifePath Portfolios’ annual report. You may obtain copies of the annual reports, at no cost, by calling 1 877 BGI 1544 (1 877 244 1544), toll free, Monday through Friday, 8:30 a.m. to 6:30 p.m. Eastern time.

[To be updated by amendment.]

LifePath Retirement Portfolio

Class I Shares Financial Highlights

(For a share outstanding throughout the period)

34	BARCLAYS GLOBAL INVESTORS FUNDS

LifePath 2010 Portfolio

Class I Shares Financial Highlights

(For a share outstanding throughout the period)

35

LifePath 2020 Portfolio

Class I Shares Financial Highlights

(For a share outstanding throughout the period)

36	BARCLAYS GLOBAL INVESTORS FUNDS

LifePath 2030 Portfolio

Class I Shares Financial Highlights

(For a share outstanding throughout the period)

37

LifePath 2040

Class I Shares Financial Highlights

(For a share outstanding throughout the period)

38	BARCLAYS GLOBAL INVESTORS FUNDS

Disclaimers

The iShares S&P Index Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s. Standard & Poor’s makes no representation or warranty, express or implied, to the owners of shares of the iShares Trust (as used in these Disclaimers, the “Trust”) or to any member of the public regarding the advisability owning or trading in shares of the Trust. Standard & Poor’s only relationship to the Trust, BGI or BGFA is the licensing of certain trademarks, trade names and service marks of Standard & Poor’s and of the Standard & Poor’s Indices which are determined, composed, and calculated by Standard & Poor’s without regard to the Trust, BGI or BGFA. Standard & Poor’s has no obligation to take the needs of BGI, BGFA or the owners of shares into consideration in determining, composing or calculating the Standard & Poor’s Indices. Standard & Poor’s is not responsible for and has not participated in the determination or timing of, the prices, or quantities of shares to be listed or sale or in the determination or calculation of the equation by which shares are to be converted into cash. Standard & Poor’s has no obligation or liability in connection with the administration of the Trust, or the marketing or trading of shares. Standard & Poor’s does not guarantee the accuracy and/or the completeness of the Standard & Poor’s Indices or any data included therein and Standard & Poor’s shall have no liability for any errors, omissions, or interruptions therein. Standard & Poor’s makes no warranty, express or implied, as to results to be obtained by BGI, BGFA, owners of shares of the Trust, or any other person or entity from the use of the Standard & Poor’s Indices or any data included therein. Standard & Poor’s makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Standard & Poor’s Indices or any data included therein. Without limiting any of the foregoing, in no event shall Standard & Poor’s have any liability for any lost profit or indirect, punitive, special or consequential damages, even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements between Standard & Poor’s and BGI and BGFA.

The iShares Russell Index Funds are not sponsored, endorsed, sold or promoted by Frank Russell Company. Frank Russell Company makes no representation or warranty, express or implied, to the owners of the shares of the Trust or to any member of the public regarding the advisability of outing or trading in shares of the Trust or the ability of the Russell Indices to track general stock market performance. Frank Russell Company is the licensor of certain trademarks, service marks, and trade names. The Russell Indices on which the Funds are based are determined, composed, and calculated by Frank Russell Company without regard to the Funds, BGI or BGFA. Frank Russell Company has no obligation to take the needs of BGI, BGFA or the owners of shares into consideration in determining, composing or calculating the Russell Indices. Frank Russell Company is not responsible for and has not participated in the determination or timing of, the prices, or quantities of shares to be listed or in the determination or calculation of the equation by which shares are to be converted into cash. Frank Russell Company has no obligation or liability in connection with the administration of the Trust or the marketing or trading of shares. Although Frank Russell Company obtains information for inclusion or use in the calculation of the Russell Indices from sources that Frank Russell Company considers reliable, Frank Russell Company does not guarantee the accuracy and/or the completeness of the Russell Indices or any data included therein. Frank Russell Company shall have no liability for any errors, omissions, or interruptions therein. Frank Russell Company makes no warranty, express or implied, as to results to be obtained by BGI, BGFA, owners of shares of the Trust, or any other person or entity from the use of the Russell Indices or any data included therein. Frank Russell Company makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Russell Indices or any data included therein. Without limiting any of the foregoing, in no event shall Frank Russell Company have any liability for any lost profits or indirect, punitive, special or consequential damages, even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements between Frank Russell Company and BGI and BGFA.

Shares of the Trust are not sponsored, endorsed or promoted by the AMEX. The AMEX makes no representation or warranty, express or implied, to the owners of the shares of any Fund or any member of the public regarding the ability of a fund to track the total return performance of any Underlying Index or the ability of any Underlying Index identified herein to track stock market performance. The Underlying Indices identified herein are determined, composed and calculated by Standard & Poor’s and Frank Russell Company without regard to any Fund. The AMEX is not responsible for, nor has it participated in, the determination of the compilation or the calculation of any Underlying Index, nor in the determination of the timing of, prices of, or quantities of the shares of any Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. The AMEX has no obligation or liability to owners of the shares of any Fund in connection with the administration, marketing or trading of the shares of the Fund.

The iShares MSCI EAFE Index Fund and the iShares MSCI Emerging Markets Index Fund (the “iShares MSCI Index Funds”) are not sponsored, endorsed, sold or promoted by MSCI. MSCI makes no representation or warranty, express or implied, to the owners of shares of the Trust or any member of the public regarding the advisability of investing in securities generally or in the iShares MSCI Index Funds particularly or the ability of the MSCI EAFE Index or the MSCI Emerging Markets Index to track general stock market performance. MSCI’s only relationship to the Trust, BGI and BGFA is the licensing of certain trademarks and trade names of MSCI, the MSCI EAFE Index and the MSCI Emerging Markets Index which are determined, composed and calculated by MSCI without regard to the Trust, BGI, BGFA or the iShares MSCI Index Funds. MSCI has no obligation to take the needs of BGFA, BGI or the owners of shares of the Trust into consideration in determining, composing or calculating the MSCI EAFE Index or the MSCI Emerging Markets Index. MSCI is not responsible for and has not participated in the determination of the prices and

39

amount of the iShares MSCI Index Funds or the timing of the issuance or sale of the iShares MSCI Index Funds or in the determination or calculation of the equation by which shares of the iShares MSCI Index Funds are to be converted into cash. MSCI has no obligation or liability in connection with the administration, marketing, or trading of the iShares MSCI Index Funds. MSCI does not guarantee the accuracy and/or the completeness of the MSCI EAFE Index, or the MSCI Emerging Markets Index or any data included therein and MSCI shall have no liability for any errors, omissions, or interruptions therein. MSCI makes no warranty, express or implied, as to results to be obtained by BGI, owners of shares of the iShares MSCI Index Funds, or any other person or entity from the use of the MSCI EAFE Index and the MSCI Emerging Markets Index or any data included therein. MSCI makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the MSCI EAFE Index and the MSCI Emerging Markets Index or any data included therein. Without limiting any of the foregoing, in no event shall MSCI have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the MSCI EAFE Index, or the MSCI Emerging Markets Index or any data included therein, even if notified of the possibility of such damages.

The iShares Lehman Bond Funds are not sponsored, endorsed or promoted by Lehman Brothers. Lehman Brothers makes no representation or warranty, express or implied, to the owners of the iShares Lehman TIPS Bond Fund or the iShares Lehman Aggregate Bond Fund (collectively, the “Lehman Funds”) or any member of the public regarding the advisability of owning or trading in the Lehman Funds. Lehman Brothers’ only relationship to the Trust, BGI or BGFA is the licensing of certain trademarks, service marks and trade names of the Lehman Brothers Indices, which are determined, composed and calculated by Lehman Brothers without regard to the Trust, BGI, BGFA or the owners of the Lehman Funds. Lehman Brothers has no obligation to take the needs of BGI, BGFA or the owners of the Lehman Funds into consideration in determining, composing or calculating the Lehman Brothers Indices. Lehman Brothers is not responsible for and has not participated in the determination or the timing of prices, or quantities of shares to be listed or in the determination or calculation of the equation by which shares are to be converted into cash. Lehman Brothers has no obligation or liability in connection with the administration of the Trust or the marketing or trading of shares. Lehman Brothers does not guarantee the accuracy and/or the completeness of the Lehman Brothers Indices or any data included therein. Lehman Brothers shall have no liability for any errors, omissions or interruptions therein. Lehman Brothers makes no warranty, express or implied, as to the results to be obtained by BGI and BGFA or owners of the shares of the Trust, or any other person or entity, from the use of the Lehman Brothers Indices or any data included therein. Lehman Brothers makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Lehman Brothers Indices or any data included therein. Without limiting any of the foregoing, in no event shall Lehman Brothers have any liability for any lost profits or special, punitive, direct, indirect, or consequential damages even if notified thereof. There are no third party beneficiaries of any agreements or arrangements between Lehman Brothers and BGI and BGFA.

The iShares Cohen & Steers Realty Majors Index Fund is not sponsored, endorsed, sold or promoted by Cohen & Steers. Cohen & Steers makes no representation or warranty, express or implied, to the owners of shares of the Trust or any member of the public regarding the advisability of investing in securities generally or in the iShares Cohen & Steers Realty Majors Index Fund particularly or the ability of the Cohen & Steers Realty Majors Index to track general stock market performance. Cohen & Steers’ only relationship to the Trust, BGI and BGFA is the licensing of certain trademarks and trade names of Cohen & Steers and of the Cohen & Steers Realty Majors Index which is determined, composed and calculated by Cohen & Steers without regard to the Trust, BGI, BGFA or the iShares Cohen & Steers Realty Majors Index Fund. Cohen & Steers has no obligation to take the needs of BGFA, BGI or the owners of shares of the Trust into consideration in determining, composing or calculating the Cohen & Steers Realty Majors Index. Cohen & Steers is not responsible for and has not participated in the determination of the prices and amount of the iShares Cohen & Steers Realty Majors Index Fund or the timing of the issuance or sale of the iShares Cohen & Steers Realty Majors Index Fund or in the determination or calculation of the equation by which shares of the iShares Cohen & Steers Realty Majors Index Fund are to be converted into cash. Cohen & Steers has no obligation or liability in connection with the administration, marketing, or trading of the iShares Cohen & Steers Realty Majors Index Fund. Cohen & Steers does not guarantee the accuracy and/or the completeness of the Cohen & Steers Realty Majors Index or any data included therein and Cohen & Steers shall have no liability for any errors, omissions, or interruptions therein. Cohen & Steers makes no warranty, express or implied, as to results to be obtained by BGI, owners of shares of the iShares Cohen & Steers Realty Majors Index Fund, or any other person or entity from the use of the Cohen & Steers Realty Majors Index or any data included therein. Cohen & Steers makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Cohen & Steers Realty Majors Index or any data included therein. Without limiting any of the foregoing, in no event shall Cohen & Steers have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the Cohen & Steers Realty Majors Index or any data included therein, even if notified of the possibility of such damages.

The AMEX does not guarantee the accuracy and/or the completeness of any Underlying Index or any data included therein. The AMEX makes no warranty, express or implied, as to results to be obtained by the iShares Trust on behalf of its Funds as licensee, licensee’s customers and counterparties, owners of the shares, or any other person or entity from the use of the subject indices or any data included therein in connection with the rights licensed as described herein or for any other use. The AMEX makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to any Underlying Index or any data included therein.

40	BARCLAYS GLOBAL INVESTORS FUNDS

Without limiting any of the foregoing, in no event shall the AMEX have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

Shares of the Trust are not sponsored, endorsed or promoted by the NYSE. The NYSE makes no representation or warranty, express or implied, to the owners of the shares of any Fund or any member of the public regarding the ability of a Fund to track the total return performance of any Underlying Index or the ability of any Underlying Index identified herein to track stock market performance. The Standard & Poor’s Indices identified herein is determined, composed and calculated by Standard & Poor’s without regard to the shares of any Fund. The NYSE is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Standard & Poor’s Indices, nor in the determination of the timing of, prices of, or quantities of the shares of any Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. The NYSE has no obligation or liability to owners of the shares of any Fund in connection with the administration, marketing or trading of the shares of the Fund.

The NYSE does not guarantee the accuracy and/or the completeness of any Underlying Index or any data included therein. The NYSE makes no warranty, express or implied, as to results to be obtained by the iShares Trust on behalf of its Funds as licensee, licensee’s customers and counterparties, owners of the shares, or any other person or entity from the use of the subject indices or any data included therein in connection with the rights licensed as described herein or for any other use. The NYSE makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to any Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the NYSE have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BGFA does not guarantee the accuracy and/or the completeness of the Underlying Indices or any data included therein and BGFA shall have no liability for any errors, omissions, or interruptions therein.

BGFA makes no warranty, express or implied, as to results to be obtained by the Funds, to the owners of the shares of any Fund, or to any other person or entity, from the use of any Underlying Index or any data included therein. BGFA makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to any Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BGFA have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

41

LIFEPATH® BASICS

3	LifePath Overview

5	LifePath Investment Objectives

6	Summary of Principal Investment Strategies

7	Summary of Principal Risk Factors

8	Investment Returns

16	Fees and Expenses

LIFEPATH® DETAILS

18	A Further Discussion of Principal Investment Strategies

23	A Further Discussion of Principal Risk Factors

DETAILS IN COMMON

26	Management of the LifePath Portfolios

28	Shareholder Information

34	Financial Highlights

39	Disclaimers

For more detailed information on the LifePath Portfolios, request a copy of their Annual and Semi-Annual reports to shareholders and SAI. The Annual and Semi-Annual reports discuss Portfolio investments over the last fiscal year. They also review the market conditions and investment strategies that materially affected Portfolio performance. The SAI provides detailed information on the Portfolios. It is incorporated by reference into this Prospectus. If you have any questions about the LifePath Portfolios, or wish to obtain the Annual and Semi-Annual reports and SAI free of charge, please call the Portfolios’ toll-free number: 1 877 BGI 1544 (1 877 244 1544) or e-mail the Portfolios at BGIFUNDS@seic.com. You may write Barclays Global Investors Funds: c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, PA 19456.

The SAI, dated May 1, 2006, has been electronically filed with the SEC. You can also obtain this information through the internet on the SEC’s Website: http://www.sec.gov. Copies of these documents may be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section. Address your request to: Public Reference Section of the SEC, Washington D.C. 20549-0102.

You can also review and copy the documents at the SEC’s Public Reference Room in Washington, D.C.

Call the SEC at 1 202 942 8090 for further details.

Investment Company Act File No.: 811-07332

PROSPECTUS

May 1, 2006

LIFEPATH RETIREMENT PORTFOLIO

LIFEPATH 2010 PORTFOLIO

LIFEPATH 2020 PORTFOLIO

LIFEPATH 2030 PORTFOLIO

LIFEPATH 2040 PORTFOLIO

Class R Shares

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission (“SEC”) nor has the SEC passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

BARCLAYS GLOBAL INVESTORS funds

LIFEPATH® BASICS

3	LifePath Overview

5	LifePath Investment Objectives

6	Summary of Principal Investment Strategies

7	Summary of Principal Risk Factors

8	Investment Returns

16	Fees and Expenses

LIFEPATH® DETAILS

18	A Further Discussion of Principal Investment Strategies

23	A Further Discussion of Principal Risk Factors

DETAILS IN COMMON

26	Management of the LifePath Portfolios

28	Shareholder Information

33	Financial Highlights

34	Disclaimers

LIFEPATH® BASICS

LifePath Overview

The LifePath Portfolios1 are designed to offer individual investors comprehensive asset allocation strategies tailored to the time when they expect to begin withdrawing assets. Asset allocation is the distribution of investments among broad types of asset classes: stocks, bonds and money market instruments. Each LifePath Portfolio invests all of its assets in a separate mutual fund, called a LifePath Master Portfolio (each, a “Master Portfolio” and collectively, the “Master Portfolios”), that has a substantially identical investment objective as the LifePath Portfolio. Each Master Portfolio, in turn, invests in a combination of stock, bond and money market funds (the “Underlying Funds”) in proportions based on its own comprehensive investment strategy that gradually becomes more conservative as the year in the LifePath Portfolio’s name approaches, except for the LifePath Retirement Portfolio, which is already in its most conservative phase. Barclays Global Fund Advisors (“BGFA”) is the investment advisor to the Master Portfolios.

Which LifePath Portfolio to Consider

The first step in choosing which LifePath Portfolio to consider is answering a key question: When will you need the money you are thinking of investing? Will it be in 10 years, when your kids are ready for college? Or 30 years, when you retire?

The number in the name of most of the LifePath Portfolios is actually a year—a “target year” when you might expect to begin withdrawing your money. Selecting the LifePath Portfolio that may be most appropriate for your investment may be as simple as matching your target year with the closest LifePath Portfolio target year.

For example, let’s say that you are investing for retirement purposes, and that you expect to retire at age 60. If you are 45 years old, you have 15 years before retirement. By adding 15 to the current year, you can define your “target year.” If you expect to retire in the year 2021, as in this example, you may conclude that the LifePath 2020 Portfolio is the most appropriate LifePath Portfolio for you.

[1]	For simplicity’s sake, all discussion of investment objectives, strategies and risks of a particular LifePath Portfolio refers also to the objectives, strategies and risks of its corresponding Master Portfolio, unless otherwise indicated. A detailed description of the relationship of the LifePath Portfolios to their Master Portfolios appears on page 30.

3

Note:	The above chart is for illustrative purposes only and does not represent the actual allocation percentages of the LifePath Portfolios.

The chart also shows that over time, the investment mix of each LifePath Portfolio gradually shifts from a greater concentration of higher-risk investments (namely, stock funds) to a greater concentration of lower-risk investments (namely, bond and money market funds), thereby making the LifePath Portfolio increasingly conservative.

In making your investment decision, you should keep in mind:

■	Each LifePath Portfolio’s investment strategy derives from the risk tolerance of average investors with a particular time horizon.

■	Each LifePath Portfolio’s time horizon is based on the year in its name, except for the LifePath Retirement Portfolio that is designed for investors who are currently withdrawing, or plan in the near future to begin withdrawing, a substantial portion of their investment.

If you are willing to accept a greater risk of short-term loss in exchange for the potential to achieve higher long-term returns, you may invest some or all of your assets in a LifePath Portfolio with a longer time horizon. If you desire a more conservative investment and are willing to forego some potential returns, you may invest some or all of your assets in a LifePath Portfolio with a shorter time horizon. The final choice is yours.

4	BARCLAYS GLOBAL INVESTORS FUNDS

LifePath Investment Objectives

Each LifePath Portfolio seeks to maximize return consistent with the quantitatively measured risk that investors on average may be willing to accept given their investment time horizon. An investor’s time horizon marks the point when the investor plans to start making net withdrawals from his or her investments. As a general rule, investors with a longer time horizon have a greater tolerance for risk than investors with a shorter time horizon. Long-term investors are more likely to accept a greater risk of short-term loss in exchange for the potential to achieve higher long-term returns. Each LifePath Portfolio has its own time horizon which affects the acceptable risk level of the LifePath Portfolio and, in turn, its asset allocation.

Specifically:

■	LifePath Retirement Portfolio is managed for investors seeking income and moderate long-term growth of capital.

■	LifePath 2010 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2010.

■	LifePath 2020 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2020.

■	LifePath 2030 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030.

■	LifePath 2040 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040.

Each LifePath Portfolio’s investment objective may be changed by the LifePath Portfolio’s Board of Trustees without shareholder approval.

5

Summary of Principal Investment Strategies

Each LifePath Portfolio invests all of its assets in a corresponding Master Portfolio which allocates and reallocates its assets among the Underlying Funds. The Master Portfolios with longer time horizons invest a greater portion of their assets in Underlying Funds that invest in stocks, which provide a greater opportunity for capital appreciation over the long-term but have a greater risk of short-term loss. The LifePath Master Portfolios with shorter time horizons invest a greater portion of their assets in Underlying Funds that invest in bonds and money market instruments, which typically offer reduced risk and price volatility but forego some potential returns. The LifePath Portfolios with shorter time horizons, accordingly, have lower expected returns than the LifePath Portfolios with longer time horizons.

■	LifePath Retirement Portfolio is designed for investors seeking income and moderate long-term growth of capital. The LifePath Retirement Portfolio currently intends to hold about 34% of its assets in Underlying Funds that invest primarily in stocks, 65% of its assets in Underlying Funds that invest primarily in bonds and the remaining 1% of its assets in Underlying Funds that invest primarily in money market instruments.

■	LifePath 2010 Portfolio is designed for investors expecting to begin withdrawing assets around the year 2010. The LifePath 2010 Portfolio currently intends to hold about 45% of its assets in Underlying Funds that invest primarily in stocks, 54% of its assets in Underlying Funds that invest primarily in bonds and the remaining 1% of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, the allocation will become more conservative and have lower expected returns.

■	LifePath 2020 Portfolio is designed for investors expecting to begin withdrawing assets around the year 2020. The LifePath 2020 Portfolio currently intends to hold about 62% of its assets in Underlying Funds that invest primarily in stocks, 37% of its assets in Underlying Funds that invest primarily in bonds and the remaining 1% of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, the allocation will become more conservative and have lower expected returns.

■	LifePath 2030 Portfolio is designed for investors expecting to begin withdrawing assets around the year 2030. The LifePath 2030 Portfolio currently intends to hold about 76% of its assets in Underlying Funds that invest primarily in stocks, 23% of its assets in Underlying Funds that invest primarily in bonds and the remaining 1% of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, the allocation will become more conservative and have lower expected returns.

■	LifePath 2040 Portfolio is designed for investors expecting to begin withdrawing assets around the year 2040. The LifePath 2040 Portfolio currently intends to hold about 87% of its assets in Underlying Funds that invest primarily in stocks, 12% of its assets in Underlying Funds that invest primarily in bonds and the remaining 1% of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, the allocation will become more conservative and have lower expected returns.

6	BARCLAYS GLOBAL INVESTORS FUNDS

Summary of Principal Risk Factors

As with any investment, your investment in the LifePath Portfolios could lose money or the Portfolios’ performance could trail that of alternative investments.

Each LifePath Portfolio has a different level of risk.

The value of your investment is subject to stock market risk, which means the price of the stocks in which the Underlying Funds invest may fluctuate or fall in response to economic events or trends.

The value of your investment is also subject to bond investment risks, including interest rate risk, which means that the prices of bonds in which the Underlying Funds invest may fall because of a rise in interest rates; credit risk, which is the risk that the price of an individual bond may fall with the decline in an issuer’s real or apparent ability to meet its financial obligation; and prepayment risk, which is the risk that borrowers may prepay their mortgages or loans faster than expected, thereby affecting the security’s average life and potentially its yield.

Investments in foreign securities by the Underlying Funds are subject to certain special risks and considerations, including potentially less liquidity and greater price volatility than securities traded in the U.S. markets.

The allocation of each LifePath Portfolio’s assets is managed using a quantitative model that has been developed based on a number of factors. Neither the LifePath Portfolios nor BGFA, the investment advisor to the Master Portfolios, can offer any assurance that the recommended asset allocation will either maximize returns or minimize risk or be the appropriate allocation in all circumstances for every investor with a particular time horizon.

The LifePath Portfolios must maintain cash balances to meet redemption requests, which may lower overall Portfolio performance.

An investment in a Portfolio is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

7

Investment Returns

Total Returns

The bar charts and tables in this section provide some indication of the risks of investing in the LifePath Portfolios by showing the changes in their performance from year to year. The bar charts also show the returns for Class R of each LifePath Portfolio for each full calendar year since the LifePath Portfolios’ respective inception dates.* The average annual total return tables (before and after taxes) compare the average annual total returns of Class R of each LifePath Portfolio to those of a corresponding index for various periods of time. Effective March 15, 2004, the returns for each LifePath Portfolio reflect its corresponding Master Portfolio’s investment in Underlying Funds. For all periods prior to March 15, 2004, the returns for each LifePath Portfolio reflect the direct investment by its corresponding Master Portfolio in a portfolio of securities and also reflect the LifePath Portfolios’ investment in accordance with a model that included “tactical”, or short-term, shifts in allocation between stocks and bonds. In addition, as of December 31, 2003, BGFA made certain changes to its asset allocation strategies for the LifePath Portfolios, including a change to the frequency with which the LifePath Portfolios’ respective holdings were rebalanced among asset classes from monthly to quarterly.

How the LifePath Portfolios and the predecessor funds performed in the past is not an indication of how the LifePath Portfolios will perform in the future.

LifePath Retirement Portfolio—Class R

Year-By-Year Returns

The highest and lowest quarterly returns for Class R of the LifePath Retirement Portfolio for the calendar years above are as follows:

Highest Quarter Return:	Lowest Quarter Return:

%	%

*	The LifePath Portfolios are successors to the assets of the predecessor funds. The predecessor funds were the Stagecoach Trust LifePath Funds, which commenced operations on March 1, 1994. The predecessor funds invested in the LifePath Master Portfolios and had the same investment objectives, strategies, policies and risk considerations as the LifePath Portfolios. The performance information for the periods from March 26, 1996 (the date the LifePath Portfolios commenced operations) through April 30, 2001 (the date the Class R shares commenced operations) shows the performance of the Class I shares of the LifePath Portfolios adjusted to reflect the fees and expenses of the Class R shares. The performance information for periods before March 26, 1996 shows the performance of the Institutional Class shares of the predecessor funds adjusted to reflect the fees and expenses of the Class R shares. Performance from April 30, 2001 through December 31, 2005 reflects the actual performance of Class R shares.

8	BARCLAYS GLOBAL INVESTORS FUNDS

LifePath 2010 Portfolio—Class R

Year-By-Year Returns

The highest and lowest quarterly returns for Class R of the LifePath 2010 Portfolio for the calendar years above are as follows:

Highest Quarter Return:	Lowest Quarter Return:

%	%

LifePath 2020 Portfolio—Class R

Year-By-Year Returns

The highest and lowest quarterly returns for Class R of the LifePath 2020 Portfolio for the calendar years above are as follows:

Highest Quarter Return:	Lowest Quarter Return:

%	%

9

LifePath 2030 Portfolio—Class R

Year-By-Year Returns

The highest and lowest quarterly returns for Class R of the LifePath 2030 Portfolio for the calendar years above are as follows:

Highest Quarter Return:	Lowest Quarter Return:

%	%

LifePath 2040 Portfolio—Class R

Year-By-Year Returns

The highest and lowest quarterly returns for Class R of the LifePath 2040 Portfolio for the calendar years above are as follows:

Highest Quarter Return:	Lowest Quarter Return:

%	%

10	BARCLAYS GLOBAL INVESTORS FUNDS

LIFEPATH RETIREMENT PORTFOLIO AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2005) Class R Shares—Commenced Operations on April 30, 2001(1)

1 YEAR	5 YEARS	10 YEARS(2)
LifePath Retirement Portfolio
Return Before Taxes %	%	%
Return After Taxes on Distributions %	%	%
Return After Taxes on Distributions and Sale of Fund Shares %	%	%
LifePath Retirement Portfolio Custom Benchmark(3) (reflects no deduction for fees, expenses or taxes)%	%	%
S&P 1500 Index (reflects no deduction for fees, expenses or taxes)%	%	%
Lehman Brothers U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)%	%	%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)%	%	%
Citigroup 3-Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)%	%	%

(1)	Performance shown for the period from March 26, 1996 (the date the LifePath Portfolio commenced operations) through April 30, 2001 (the date the Class R shares commenced operations) reflects the performance of the Class I shares adjusted to reflect the fees and expenses of the Class R shares. Performance shown for periods prior to March 26, 1996 reflects the performance of the predecessor fund, adjusted to reflect the fees and expenses of the Class R shares. Performance from April 30, 2001 reflects the actual performance of Class R shares. Returns reflect applicable sales charges in effect for the periods shown. Effective May 1, 2005, Class R shares are sold without any sales charges. Effective March 15, 2004, the returns for each LifePath Portfolio reflect its corresponding Master Portfolio’s investment in Underlying Funds. For all periods prior to March 15, 2004, the returns for each LifePath Portfolio reflect the direct investment by its corresponding Master Portfolio in a portfolio of securities and also reflect the LifePath Portfolios’ investment in accordance with a model that included “tactical”, or short-term, shifts in allocation between stocks and bonds.
(2)	This column combines the performance of the predecessor fund since January 1, 1996 with the performance of the LifePath Portfolio since its inception date (i.e., the commencement of its operations on March 26, 1996).
(3)	The LifePath Portfolios’ custom benchmarks are hypothetical representations of the performance of the respective LifePath Portfolios’ asset classes according to their weightings as of the most recent quarter end. The weightings of the various indices that are included in the LifePath Portfolios’ custom benchmarks are adjusted quarterly to reflect the funds’ changing asset allocation over time. The following indices are used to calculate the LifePath Portfolios’ custom benchmarks: S&P 500 Index, S&P 400 Index, S&P 600 Index, MSCI EAFE Index, Lehman Bros. U.S. Aggregate Bond Index, Citigroup 3-Month Treasury Bill Index, Lehman TIPS Index, and Cohen & Steers Realty Majors Index.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt investors or investors who hold their LifePath Portfolio shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts (“IRAs”). The LifePath Portfolio’s returns after taxes on distributions and sale of LifePath Portfolio shares are calculated assuming that an investor has sufficient gains of the same character from other investments to offset any capital losses from the sale of LifePath Portfolio shares. As a result, the LifePath Portfolio’s returns after taxes on distributions and sale of LifePath Portfolio shares may exceed the LifePath Portfolio’s returns before taxes and/or returns after taxes on distributions.

11

LIFEPATH 2010 PORTFOLIO AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2005) Class R Shares—Commenced Operations on April 30, 2001(1)

1 YEAR	5 YEARS	10 YEARS(2)
LifePath 2010 Portfolio
Return Before Taxes %	%	%
Return After Taxes on Distributions %	%	%
Return After Taxes on Distributions and Sale of Fund Shares %	%	%
LifePath 2010 Portfolio Custom Benchmark(3) (reflects no deduction for fees, expenses or taxes)%	%	%
S&P 1500 Index (reflects no deduction for fees, expenses or taxes)%	%	%
Lehman Brothers U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)%	%	%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)%	%	%
Citigroup 3-Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)%	%	%

(1)	Performance shown for the period from March 26, 1996 (the date the LifePath Portfolio commenced operations) through April 30, 2001 (the date the Class R shares commenced operations) reflects the performance of the Class I shares adjusted to reflect the fees and expenses of the Class R shares. Performance shown for periods prior to March 26, 1996 reflects the performance of the predecessor fund, adjusted to reflect the fees and expenses of the Class R shares. Performance from April 30, 2001 reflects the actual performance of Class R shares. Returns reflect applicable sales charges in effect for the periods shown. Effective May 1, 2005, Class R shares are sold without any sales charges. Effective March 15, 2004, the returns for each LifePath Portfolio reflect its corresponding Master Portfolio’s investment in Underlying Funds. For all periods prior to March 15, 2004, the returns for each LifePath Portfolio reflect the direct investment by its corresponding Master Portfolio in a portfolio of securities and also reflect the LifePath Portfolios’ investment in accordance with a model that included “tactical”, or short-term, shifts in allocation between stocks and bonds.
(2)	This column combines the performance of the predecessor fund since January 1, 1996 with the performance of the LifePath Portfolio since its inception date (i.e., the commencement of its operations on March 26, 1996).
(3)	The LifePath Portfolios’ custom benchmarks are hypothetical representations of the performance of the respective LifePath Portfolios’ asset classes according to their weightings as of the most recent quarter end. The weightings of the various indices that are included in the LifePath Portfolios’ custom benchmarks are adjusted quarterly to reflect the funds’ changing asset allocation over time. The following indices are used to calculate the LifePath Portfolios’ custom benchmarks: S&P 500 Index, S&P 400 Index, S&P 600 Index, MSCI EAFE Index, Lehman Bros. U.S. Aggregate Bond Index, Citigroup 3-Month Treasury Bill Index, Lehman TIPS Index, and Cohen & Steers Realty Majors Index.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt investors or investors who hold their LifePath Portfolio shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. The LifePath Portfolio’s returns after taxes on distributions and sale of Portfolio shares are calculated assuming that an investor has sufficient gains of the same character from other investments to offset any capital losses from the sale of Portfolio shares. As a result, the LifePath Portfolio’s returns after taxes on distributions and sale of Portfolio shares may exceed the Portfolio’s returns before taxes and/or returns after taxes on distributions.

12	BARCLAYS GLOBAL INVESTORS FUNDS

LIFEPATH 2020 PORTFOLIO AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2005) Class R Shares—Commenced Operations on April 30, 2001(1)

1 YEAR	5 YEARS	10 YEARS(2)
LifePath 2020 Portfolio
Return Before Taxes %	%	%
Return After Taxes on Distributions %	%	%
Return After Taxes on Distributions and Sale of Fund Shares %	%	%
LifePath 2020 Portfolio Custom Benchmark(3) (reflects no deduction for fees, expenses or taxes)%	%	%
S&P 1500 Index (reflects no deduction for fees, expenses or taxes)%	%	%
Lehman Brothers U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)%	%	%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)%	%	%
Citigroup 3-Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)%	%	%

(1)	Performance shown for the period from March 26, 1996 (the date the LifePath Portfolio commenced operations) through April 30, 2001 (the date the Class R shares commenced operations) reflects the performance of the Class I shares adjusted to reflect the fees and expenses of the Class R shares. Performance shown for periods prior to March 26, 1996 reflects the performance of the predecessor fund, adjusted to reflect the fees and expenses of the Class R shares. Performance from April 30, 2001 reflects the actual performance of Class R shares. Returns reflect applicable sales charges in effect for the periods shown. Effective May 1, 2005, Class R shares are sold without any sales charges. Effective March 15, 2004, the returns for each LifePath Portfolio reflect its corresponding Master Portfolio’s investment in Underlying Funds. For all periods prior to March 15, 2004, the returns for each LifePath Portfolio reflect the direct investment by its corresponding Master Portfolio in a portfolio of securities and also reflect the LifePath Portfolios’ investment in accordance with a model that included “tactical”, or short-term, shifts in allocation between stocks and bonds.
(2)	This column combines the performance of the predecessor fund since January 1, 1996 with the performance of the LifePath Portfolio since its inception date (i.e., the commencement of its operations on March 26, 1996).
(3)	The LifePath Portfolios’ custom benchmarks are hypothetical representations of the performance of the respective LifePath Portfolios’ asset classes according to their weightings as of the most recent quarter end. The weightings of the various indices that are included in the LifePath Portfolios’ custom benchmarks are adjusted quarterly to reflect the funds’ changing asset allocation over time. The following indices are used to calculate the LifePath Portfolios’ custom benchmarks: S&P 500 Index, S&P 400 Index, S&P 600 Index, MSCI EAFE Index, Lehman Bros. U.S. Aggregate Bond Index, Citigroup 3-Month Treasury Bill Index, Lehman TIPS Index, and Cohen & Steers Realty Majors Index.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt investors or investors who hold their LifePath Portfolio shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. The LifePath Portfolio’s returns after taxes on distributions and sale of LifePath Portfolio shares are calculated assuming that an investor has sufficient gains of the same character from other investments to offset any capital losses from the sale of LifePath Portfolio shares. As a result, the LifePath Portfolio’s returns after taxes on distributions and sale of LifePath Portfolio shares may exceed the LifePath Portfolio’s returns before taxes and/or returns after taxes on distributions.

13

LIFEPATH 2030 PORTFOLIO AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2005) Class R Shares—Commenced Operations on April 30, 2001(1)

1 YEAR	5 YEARS	10 YEARS(2)
LifePath 2030 Portfolio
Return Before Taxes %	%	%
Return After Taxes on Distributions %	%	%
Return After Taxes on Distributions and Sale of Fund Shares %	%	%
LifePath 2030 Portfolio Custom Benchmark(3) (reflects no deduction for fees, expenses or taxes)%	%	%
S&P 1500 Index (reflects no deduction for fees, expenses or taxes)%	%	%
Lehman Brothers U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)%	%	%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)%	%	%
Citigroup 3-Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)%	%	%

(1)	Performance shown for the period from March 26, 1996 (the date the LifePath Portfolio commenced operations) through April 30, 2001 (the date the Class R shares commenced operations) reflects the performance of the Class I shares adjusted to reflect the fees and expenses of the Class R shares. Performance shown for periods prior to March 26, 1996 reflects the performance of the predecessor fund, adjusted to reflect the fees and expenses of the Class R shares. Performance from April 30, 2001 reflects the actual performance of Class R shares. Returns reflect applicable sales charges in effect for the periods shown. Effective May 1, 2005, Class R shares are sold without any sales charges. Effective March 15, 2004, the returns for each LifePath Portfolio reflect its corresponding Master Portfolio’s investment in Underlying Funds. For all periods prior to March 15, 2004, the returns for each LifePath Portfolio reflect the direct investment by its corresponding Master Portfolio in a portfolio of securities and also reflect the LifePath Portfolios’ investment in accordance with a model that included “tactical”, or short-term, shifts in allocation between stocks and bonds.
(2)	This column combines the performance of the predecessor fund since January 1, 1996 with the performance of the LifePath Portfolio since its inception date (i.e., the commencement of its operations on March 26, 1996).
(3)	The LifePath Portfolios’ custom benchmarks are hypothetical representations of the performance of the respective LifePath Portfolios’ asset classes according to their weightings as of the most recent quarter end. The weightings of the various indices that are included in the LifePath Portfolios’ custom benchmarks are adjusted quarterly to reflect the funds’ changing asset allocation over time. The following indices are used to calculate the LifePath Portfolios’ custom benchmarks: S&P 500 Index, S&P 400 Index, S&P 600 Index, MSCI EAFE Index, Lehman Bros. U.S. Aggregate Bond Index, Citigroup 3-Month Treasury Bill Index, Lehman TIPS Index, and Cohen & Steers Realty Majors Index.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt investors or investors who hold their LifePath Portfolio shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. The LifePath Portfolio’s returns after taxes on distributions and sale of LifePath Portfolio shares are calculated assuming that an investor has sufficient gains of the same character from other investments to offset any capital losses from the sale of LifePath Portfolio shares. As a result, the LifePath Portfolio’s returns after taxes on distributions and sale of LifePath Portfolio shares may exceed the LifePath Portfolio’s returns before taxes and/or returns after taxes on distributions.

14	BARCLAYS GLOBAL INVESTORS FUNDS

LIFEPATH 2040 PORTFOLIO AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2005) Class R Shares—Commenced Operations on April 30, 2001(1)

1 YEAR	5 YEARS	10 YEARS(2)
LifePath 2040 Portfolio
Return Before Taxes %	%	%
Return After Taxes on Distributions %	%	%
Return After Taxes on Distributions and Sale of Fund Shares %	%	%
LifePath 2040 Portfolio Custom Benchmark(3) (reflects no deduction for fees, expenses or taxes)%	%	%
S&P 1500 Index (reflects no deduction for fees, expenses or taxes)%	%	%
Lehman Brothers U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)%	%	%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)%	%	%
Citigroup 3-Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)%	%	%

(1)	Performance shown for the period from March 26, 1996 (the date the LifePath Portfolio commenced operations) through April 30, 2001 (the date the Class R shares commenced operations) reflects the performance of the Class I shares adjusted to reflect the fees and expenses of the Class R shares. Performance shown for periods prior to March 26, 1996 reflects the performance of the predecessor fund, adjusted to reflect the fees and expenses of the Class R shares. Performance from April 30, 2001 reflects the actual performance of Class R shares. Returns reflect applicable sales charges in effect for the periods shown. Effective May 1, 2005, Class R shares are sold without any sales charges. Effective March 15, 2004, the returns for each LifePath Portfolio reflect its corresponding Master Portfolio’s investment in Underlying Funds. For all periods prior to March 15, 2004, the returns for each LifePath Portfolio reflect the direct investment by its corresponding Master Portfolio in a portfolio of securities and also reflect the LifePath Portfolios’ investment in accordance with a model that included “tactical”, or short-term, shifts in allocation between stocks and bonds.
(2)	This column combines the performance of the predecessor fund since January 1, 1996 with the performance of the LifePath Portfolio since its inception date (i.e., the commencement of its operations on March 26, 1996).
(3)	The LifePath Portfolios’ custom benchmarks are hypothetical representations of the performance of the respective LifePath Portfolios’ asset classes according to their weightings as of the most recent quarter end. The weightings of the various indices that are included in the LifePath Portfolios’ custom benchmarks are adjusted quarterly to reflect the funds’ changing asset allocation over time. The following indices are used to calculate the LifePath Portfolios’ custom benchmarks: S&P 500 Index, S&P 400 Index, S&P 600 Index, MSCI EAFE Index, Lehman Bros. U.S. Aggregate Bond Index, Citigroup 3-Month Treasury Bill Index, Lehman TIPS Index, and Cohen & Steers Realty Majors Index.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt investors or investors who hold their LifePath Portfolio shares through tax-deferred arrangements, such as 401(k) Plans or IRAs. The LifePath Portfolio’s returns after taxes on distributions and sale of LifePath Portfolio shares are calculated assuming that an investor has sufficient gains of the same character from other investments to offset any capital losses from the sale of LifePath Portfolio shares. As a result, the LifePath Portfolio’s returns after taxes on distributions and sale of LifePath Portfolio shares may exceed the LifePath Portfolio’s returns before taxes and/or returns after taxes on distributions.

15

Fees and Expenses

The tables that follow describe the fees and expenses that you may pay if you buy and hold LifePath Portfolio Class R shares. The expenses are deducted from Fund assets, which means you pay them indirectly. These tables do not reflect charges that may be imposed in connection with an account in which you hold the shares. A broker-dealer or financial institution maintaining the account in which you hold shares may charge separate account, service or transaction fees on the purchase or sale of Class R shares that would be in addition to the fees and expenses shown here.

The total annual operating expense ratios in the table and the example on the next page reflect the expenses of the Class R shares of each LifePath Portfolio and its corresponding Master Portfolio and also reflect a weighted average of the total operating expense ratios of the Underlying Funds in which each Master Portfolio invests.

ANNUAL OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM CLASS R ASSETS)

	LifePath Retirement	LifePath 2010	LifePath 2020	LifePath 2030	LifePath 2040
Management Fees	0.35%	0.35%	0.35%	0.35%	0.35%
Distribution (12b-1) Fees	0.25%	0.25%	0.25%	0.25%	0.25%
Other Expenses
Administration Fees	0.50%	0.50%	0.50%	0.50%	0.50%
All Other(1)	0.34%	0.34%	0.34%	0.34%	0.34%
Total Annual Operating Expenses(2),(3)	1.44%	1.44%	1.44%	1.44%	1.44%
Less Management Fee Waiver(2)	(0.34)%	(0.34)%	(0.34)%	(0.34)%	(0.34)%
Net Expenses	1.10%	1.10%	1.10%	1.10%	1.10%

(1)	Other expenses reflect each LifePath Portfolio’s pro rata share of the fees and expenses incurred by investing in the Underlying Funds and have been adjusted to reflect estimated amounts for the current fiscal year.
(2)	The Funds’ service providers may voluntarily waive or reimburse certain of their fees, as they determine, from time to time.
(3)	BGFA, the investment adviser to the Master Portfolios, has contractually agreed to waive its management fees at the Master Portfolio level in an amount equal to advisory fees and administration fees, if any, charged to the Underlying Funds through April 30, 2007 (the “contractual waiver”). BGFA may not discontinue or modify this contractual waiver without the approval of the Board of Trustees of the Master Portfolios.

16	BARCLAYS GLOBAL INVESTORS FUNDS

Example

The example below is intended to help you compare the costs of investing in Class R shares of the LifePath Portfolios with those of other mutual funds. The example illustrates the costs you would have incurred on an initial $10,000 investment in Class R of the LifePath Portfolios over the time periods shown, assuming the shareholder fees and annual operating expenses reflected above. The example further assumes your investment earns an annual return of 5% over the periods, that total operating expenses remained the same throughout the time periods shown and that the contractual waiver is in effect for year one.

The LifePath Portfolios Class R do not charge a sales load or other fee upon redemption. This means that your expenses for each period would be the same whether or not you sell your shares at the end of a period. Your actual costs may be higher or lower than this hypothetical example.

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
LifePath Retirement Portfolio	$	$	$	$
LifePath 2010 Portfolio	$	$	$	$
LifePath 2020 Portfolio	$	$	$	$
LifePath 2030 Portfolio	$	$	$	$
LifePath 2040 Portfolio	$	$	$	$

17

LIFEPATH DETAILS

A Further Discussion of Principal Investment Strategies

Introduction. Each LifePath Portfolio pursues a common strategy of allocating and reallocating its assets among the Underlying Funds. The LifePath Portfolios with longer time horizons invest a greater portion of their assets in Underlying Funds that invest in stocks, which provide a greater potential to achieve higher returns over the long-term but have a greater risk of short-term loss. In addition to investing in Underlying Funds, each LifePath Portfolio may borrow, lend its portfolio securities to brokers, dealers and financial institutions, and may invest the collateral in certain high-quality money-market instruments and U.S. Government obligations, as described in greater detail in the LifePath Portfolios’ Statement of Additional Information (“SAI”).

The LifePath Portfolios with shorter time horizons invest a greater portion of their assets in Underlying Funds that invest in bonds and money market instruments, which typically offer reduced risk and price volatility but forego some potential returns. The LifePath Portfolios with shorter time horizons, accordingly, have lower expected returns than the LifePath Portfolios with longer time horizons. As each LifePath Portfolio approaches its designated time horizon, it systematically seeks to reduce the level of risk by allocating assets more conservatively among the Underlying Funds. This systematic shift toward more conservative investments is designed to reduce the risk of significant reductions in the value of an investment in a LifePath Portfolio as it approaches its time horizon.

For example, the LifePath Retirement Portfolio has entered its “retirement phase” and seeks to maximize returns consistent with the risk that an average investor in retirement may be willing to accept. This does not mean, however, that it invests exclusively in Underlying Funds that are money market funds. Rather, because BGFA, the LifePath Portfolios’ investment adviser, believes that most investors are still willing to take some risks in pursuing returns even while drawing on their investments, a portion of the LifePath Retirement Portfolio’s assets will continue to be allocated to Underlying Funds that are stock and bond funds, in addition to Underlying Funds that are money market funds.

In determining the allocation of assets to the Underlying Funds, BGFA uses a proprietary investment model that analyzes securities market data, including risk, asset class correlations, and expected returns, to provide portfolio allocations among the asset classes represented by the Underlying Funds. The allocations are periodically monitored and rebalanced in an effort to maximize expected return for a given level of risk. In managing the LifePath Portfolios, BGFA focuses on long-term targets and objectives. The progression over time of a LifePath Portfolio’s asset allocation to more conservative asset classes is a relatively steady process resulting in only gradual changes to the asset allocation from quarter to quarter. The Underlying Funds invest in a mix of stocks, bonds and money market instruments. Certain Underlying Funds invest in foreign securities, emerging markets, below investment-grade bonds and derivatives, which are subject to additional risks, as described in the “Further Discussion of Principal Risk Factors” section of this Prospectus. The investment model adjusts each LifePath Portfolio’s risk level by gradually making it more conservative as the year in the LifePath Portfolio’s name approaches, except for the LifePath Retirement Portfolio, which is already in its most conservative phase.

The Underlying Funds

Two of the Underlying Funds—the Active Stock Master Portfolio and the CoreAlpha Bond Master Portfolio (collectively, the “Underlying Master Portfolios”)—are diversified portfolios of Master Investment Portfolio (“MIP”). The Active Stock Master Portfolio seeks to provide long-term appreciation of capital. BGFA invests the Active Stock

18	BARCLAYS GLOBAL INVESTORS FUNDS

Master Portfolio’s assets using a proprietary quantitative model that is designed to select stocks based on an analysis of a wide range of company-specific factors. The CoreAlpha Bond Master Portfolio seeks to provide a combination of income and capital growth. BGFA invests the CoreAlpha Bond Master Portfolio’s assets pursuant to a systematic method that relies on proprietary quantitative models to allocate assets among various bond sectors by evaluating each sector’s relative value and risk-adjusted return.

The remaining Underlying Funds, other than the Barclays Global Investors Funds (“BGIF”) Institutional Money Market Fund (the “Underlying Money Market Fund”), are exchange-traded funds (“ETFs”) that are part of the iShares family of funds (“Underlying iShares Funds”). Each of the Underlying iShares Funds seeks investment results that correspond generally to the performance, before fees and expenses, of its underlying index. As a result, adverse performance of a particular security in an Underlying iShares Fund’s portfolio will ordinarily not result in the elimination of the security from the Underlying iShares Fund’s portfolio. Each Underlying iShares Fund offers and issues iShares at their net asset value per share (“NAV”) only to certain institutional investors in aggregations of a specified number of iShares (each, a “Creation Unit”), generally in exchange for a basket of securities included in its Underlying Index (the “Deposit Securities”), together with the deposit of a specified cash payment. The iShares for these Underlying iShares Funds are listed and traded on national securities exchanges and also may be listed on certain non-U.S. exchanges. BGFA purchases iShares on behalf of the LifePath Master Portfolios in the secondary market.

The relative weightings for each LifePath Master Portfolio in the various Underlying Funds will vary over time, and BGFA is not required to invest any Master Portfolio’s assets in each of the Underlying Funds or in any particular percentage. BGFA may add, eliminate or replace Underlying Funds at any time.

Each LifePath Master Portfolio currently expects to invest in some or all of the Underlying Funds described below.

Active Stock Master Portfolio seeks to provide long-term appreciation of capital. The Active Stock Master Portfolio invests, under normal circumstances, at least 80% of its assets in common stocks. The Active Stock Master Portfolio invests primarily in equity securities of U.S. companies with capitalizations similar to the range of capitalizations represented in the Standard & Poor’s (“S&P”) 500 Index. BGFA invests the Active Stock Master Portfolio’s assets using a proprietary quantitative model that is designed to select stocks based on an analysis of a wide range of company-specific factors, such as relative values based on earnings and cash flows; earnings quality as measured by the company’s financial condition and earnings reports; sentiment as expressed through management and market participant behavior; and industry classification. BGFA considers risk parameters in deciding upon the Active Stock Master Portfolio’s aggregate holdings, and factors trading costs into its stock selection process.

CoreAlpha Bond Master Portfolio seeks to provide a combination of income and capital growth. BGFA invests the CoreAlpha Bond Master Portfolio’s assets pursuant to a systematic method that relies on proprietary quantitative models to allocate assets among various bond sectors by evaluating each sector’s relative value and risk-adjusted return. BGFA’s models also allocate assets among bonds of different maturities based on yield characteristics and expectations. Specific investment selection decisions are made on the basis of evaluations of relative value, credit quality and other factors. The CoreAlpha Bond Master Portfolio invests, under normal circumstances, at least 80% of its assets in bonds. For the purposes of this strategy, “bonds” include the following: obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; mortgage-backed securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities, including U.S. agency mortgage pass-through securities; commercial mortgage-backed securities; debt obligations of U.S. corporations; dollar-denominated debt obligations of foreign issuers; municipal securities; and asset-backed securities. The Master Portfolio invests a substantial portion of its assets in U.S.-registered, dollar-denominated bonds. The Master Portfolio may invest in bonds of any maturity or duration.

19

BGIF Institutional Money Market Fund seeks a high level of income consistent with liquidity and the preservation of capital. The Fund invests in high-quality, short-term money market instruments that include fixed rate, floating rate and variable rate debt securities. The Fund also may invest in high-quality, short-term U.S. and foreign government debt, including the debt of agencies and instrumentalities, such as Fannie Mae and the Student Loan Marketing Association, U.S. and foreign bank obligations, corporate obligations, repurchase agreements, and asset-backed securities.

Underlying iShares Funds. In managing each of the Underlying iShares Funds, BGFA uses one of two basic indexing strategies, replication or representative sampling. Replication is investing in substantially all of the securities in the relevant underlying index in approximately the same proportions as the index. Representative sampling is investing in a representative sample of securities in the underlying index, which have a similar investment profile as the index. Securities selected under a representative sampling strategy have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the applicable underlying index. Underlying iShares Funds that use representative sampling generally do not hold all of the securities that are included in the relevant underlying index.

iShares S&P 500 Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P 500 Index. The S&P 500 Index measures the performance of the large-capitalization sector of the U.S. equity market. The stocks in the S&P 500 Index are selected according to the total market value of their outstanding shares.

iShares S&P MidCap 400 Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P MidCap 400 Index. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market. The stocks in the Index have a market capitalization between $1 billion and $5 billion (which may fluctuate depending on the overall level of the equity markets) and are selected for liquidity and industry group representation.

iShares S&P SmallCap 600 Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Standard & Poor’s SmallCap 600 Index. The S&P SmallCap 600 Index measures the performance of the small capitalization sector of the U.S. equity market.

iShares Russell Midcap Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell MidCap Index. The Russell MidCap Index is a capitalization-weighted index consisting of the 800 smallest companies in the Russell 1000 Index.

iShares Russell 2000 Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell 2000 Index. The Russell 2000 Index measures the performance of the small capitalization sector of the U.S. equity market. The Russell 2000 Index is a capitalization-weighted index of the approximately 2000 smallest companies in the Russell 3000 Index.

iShares Cohen & Steers Realty Majors Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Cohen & Steers Realty Majors Index (the “Cohen & Steers Index”). The Cohen & Steers Index consists of selected real estate investment trusts (“REITs”). The objective of the Cohen & Steers Index is to represent relatively large and liquid REITs that may benefit from future consolidation and securitization of the U.S. real estate industry. REITs are selected for inclusion in the Cohen & Steers Index based on a rigorous review of several factors, including management, portfolio quality, and sector and geographic diversification. The REITs selected for inclusion in the Cohen & Steers Index must meet minimum market capitalization and liquidity requirements. The Cohen & Steers Index is weighted according to the total market value of each REIT’s outstanding shares and is adjusted quarterly so that no REIT represents more than 8% of the index.

20	BARCLAYS GLOBAL INVESTORS FUNDS

iShares MSCI EAFE Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI EAFE Index. The MSCI EAFE Index has been developed by Morgan Stanley Capital International, Inc. (“MSCI”) as an equity benchmark for international stock performance. The MSCI EAFE Index includes stocks from Europe, Australasia and the Far East.

iShares MSCI Emerging Markets Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets Index. The Fund’s investment objective may be changed without shareholder approval. The MSCI Emerging Markets Index was developed by MSCI as an equity benchmark for international stock performance and designed to measure equity market performance in the global emerging markets. As of September 30, 2005, the MSCI Emerging Markets Index consisted of the following 26 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and Venezuela. As of September 30, 2005, the Index’s three largest stocks were Samsung Electronics Co. Ltd., Taiwan Semiconductors Manufacturing Co. Ltd. and LUKOIL and its three largest industries were banks, energy and materials. In order to improve its portfolio liquidity and its ability to track the MSCI Emerging Markets Index, the Fund may invest up to 10% of its assets in shares of other iShares Funds that seek to track the performance of equity securities in constituent countries of the MSCI Emerging Markets Index. BGFA will not charge portfolio management fees on that portion of the Fund’s assets invested in shares of other iShares Funds.

iShares Lehman Aggregate Bond Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the total U.S. investment grade bond market as defined by the Lehman Brothers U.S. Aggregate Index (the “Lehman Brothers Index”). The Lehman Brothers Index measures the performance of the U.S. investment grade bond market, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Lehman Brothers Index must have $250 million or more of outstanding face value and must have at least 1 year remaining to maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and non-convertible. Certain types of securities, such as state and local government series bonds, structured notes with embedded swaps or other special features, private placements, floating rate securities and Eurobonds are excluded from the Lehman Brothers Index. The Lehman Brothers Index is market capitalization weighted and the securities in the Lehman Brothers Index are updated on the last calendar day of each month.

iShares Lehman TIPS Bond Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the inflation-protected sector of the United States Treasury market as defined by the Lehman Brothers U.S. Treasury Inflation Notes Index. The Lehman Brothers U.S. Treasury Inflation Notes Index measures the performance of the inflation-protected public obligations of the U.S. Treasury, commonly known as “TIPS”.

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The following table lists the Underlying Funds and the asset allocations for each Master Portfolio as of March 31, 2006. BGFA allocates the Master Portfolio’s assets among the Underlying Funds based on the Master Portfolio’s investment objective and policies. The asset allocation for each Master Portfolio will vary over time, and BGFA is not required to invest any Master Portfolio’s assets in each of the Underlying Funds or in any particular percentage. BGFA may add, eliminate or replace Underlying Funds at any time.

UNDERLYING FUNDS (AS OF MARCH 31, 2006)

CAPITAL GROWTH	LifePath Retirement	LifePath 2010	LifePath 2020	LifePath 2030	LifePath 2040
Master Investment Portfolio Active Stock Master Portfolio	%	%	%	%	%
iShares S&P MidCap 400 Index Fund	%	%	%	%	%
iShares Russell 2000 Index Fund	%	%	%	%	%
iShares MSCI EAFE Index Fund	%	%	%	%	%
iShares Lehman TIPS Bond Fund	%	%	%	%	%
iShares Cohen & Steers Realty Majors Index Fund	%	%	%	%	%
CAPITAL PRESERVATION
Master Investment Portfolio CoreAlpha Bond Master Portfolio	%	%	%	%	%

Note:	The allocation percentages may not add to 100% due to rounding.

“Standard & Poor’s®”,“S&P®”,“S&P500®”,“Standard & Poor’s 500”,“S&P 500 Index”, and “S&P MidCap 400 Index”, are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use for certain purposes by BGI. The Funds that are based on S&P Indices are not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard &Poor’s makes no representation regarding the advisability of investing in iShares.

Frank Russell Company, Russell 2000® Index, Russell Midcap® Index, are trademarks of Frank Russell Company and have been licensed for use for certain purposes by BGI. The Funds that are based on the Russell Indices are not sponsored, endorsed, sold or promoted by Frank Russell Company, and Frank Russell Company makes no representation regarding the advisability of investing in iShares.

“Cohen & Steers” is a trademark and “Cohen & Steers Realty Majors Index®” is a registered trademark of Cohen & Steers Capital Management, Inc. (Cohen & Steers), and both such trademarks have been licensed for use for certain purposes by BGI. The iShares Cohen & Steers Realty Majors Index Fund is not sponsored, endorsed, sold or promoted by Cohen & Steers, and Cohen & Steers makes no representation regarding the advisability of investing in iShares.

Lehman Brothers and Lehman Brothers U.S. Aggregate Index are trademarks of Lehman Brothers and have been licensed for use for certain purposes by BGI. The iShares Lehman Aggregate Bond Fund is not sponsored or endorsed by Lehman Brothers, and Lehman Brothers makes no representations regarding the advisability of investing in iShares.

MSCI is a registered trade mark of Morgan Stanley Capital International Inc. (MSCI) and its affiliates and has been licensed for use for certain purposes by Barclays Global Investors, N.A. The iShares MSCI EAFE Index Fund the iShares MSCI Emerging Markets Index Fund have not been passed on by MSCI as to its legality or suitability, and is not issued, sponsored, endorsed, sold or promoted by MSCI. MSCI makes no warranties and bears no liability with respect to the Funds. MSCI has no responsibility for and does not participate in the management of the Fund assets or sale of the Fund shares. The prospectus for the iShares MSCI EAFE Index and iShares MSCI Emerging Markets Index Funds contains a more detailed description of the limited relationship MSCI has with BGI and the Funds. No purchaser, seller or holder of this security, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI ‘s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

22	BARCLAYS GLOBAL INVESTORS FUNDS

A Further Discussion of Principal Risk Factors

In addition to the principal risks of investing summarized under Summary of Principal Risk Factors, the LifePath Portfolios have the following risks.

General—The net asset value of each LifePath Portfolio’s shares is neither insured nor guaranteed, is not fixed and will fluctuate.

General Risks Applicable to the LifePath Portfolios

Stock Investment Risk

The risks of stock investing include both short-term and prolonged price declines. Stocks may underperform fixed income investments and stock market indices that track other markets, segments and sectors. Mid- to small-cap stocks tend to present greater risks than large-cap stocks because they are generally more volatile and can be less liquid.

Bond Investment Risk

The risks of fixed income investing include short-term and prolonged price declines; however, such price declines in the bond market have historically been less severe than stock declines.

Credit Risk

Credit risk is the risk that the borrower that issued a bond may not repay principal or interest when due. U.S. Treasury bonds have minimal credit risk because they are backed by the U.S. Government’s full faith and credit. Certain securities issued by U.S. Government-sponsored entities, such as the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and the Federal Home Loan Banks are not guaranteed by the U.S. Government. Additionally, corporate bonds are subject to greater credit risk than U.S. Government bonds and high yield bonds are subject to greater credit risk than higher quality bonds.

Interest-Rate Risk

Interest rate risk is the risk that bond prices will decline over short or even long periods due to rising market interest rates. All bonds, including those issued by the U.S. Government and its agencies, are subject to interest-rate risk. Their prices tend to move in the opposite direction from market interest rate movements. When interest rates go up, bond prices tend to fall; when rates fall, prices tend to rise. Bonds with longer maturities are affected more by interest rate movements than bonds with shorter maturities, bonds with interest rate reset provisions, notes or money market instruments. Mortgage-backed securities represent interests in or instruments backed by a pool of loans secured by mortgages. Mortgage-backed securities are also subject to prepayment risk and extension risk. The ability of an issuer of such a security to repay principal prior to a security’s maturity or extend repayment longer than anticipated can cause duration changes and greater price volatility in response to interest rate changes.

High Yield Securities Risk

Bonds that are in low or below investment-grade rating categories, or are unrated at the time of purchase (sometimes referred to as “junk bonds” or high yield securities) have a greater risk of default and are more volatile

23

than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated bonds may be less liquid and more difficult to value than higher-rated securities.

Foreign Investment Risks

Investments in foreign securities are subject to certain risks, including potentially less liquidity and greater price volatility than securities traded in the U.S. markets. These risks are related to adverse political, regulatory, market or economic developments, and the general risk that foreign markets can and often do perform differently than U.S. markets. Foreign companies may be subject to significantly higher levels of taxation (and possibly confiscatory taxation), thereby reducing their earnings potential, and amounts realized on the sale foreign securities may be subject to high levels of foreign taxation (and possibly confiscatory taxation).

Investment in foreign securities may be made by an Underlying Fund directly or through investments in American Depositary Receipts (“ADRs”) and other similar investments. ADRs are receipts for shares of foreign stocks held on deposit in U.S. banks or banks of major European countries. The receipts trade on the U.S. or local European stock markets as would normal stocks, entitling their owners to the dividends and capital gains earned by the real shares stored in bank vaults. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depository Receipts) are receipts for stock deposited in foreign bank and trust companies, trade across foreign and domestic markets, and can involve different or greater risks than ADRs.

Emerging Markets Risk

Some foreign markets are considered to be emerging markets. Investment in these emerging markets is subject to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market.

Model Risk

Although the quantitative model used to manage the LifePath Master Portfolios’ assets has been developed and refined over many years, neither the LifePath Master Portfolios nor BGFA can offer any assurance that the recommended allocation will either maximize returns or minimize risks. Nor can the LifePath Master Portfolios or BGFA offer assurance that a recommended allocation will be the appropriate allocation in all circumstances for every investor with a particular time horizon.

Real Estate Investment Risk

Investment in the real estate sector is subject to many of the same risks associated with the direct ownership of real estate, such as adverse changes in national, state or local real estate conditions (resulting from, for example oversupply of or reduced demand for space and changes in market rental rates); obsolescence of properties; changes in the availability, cost and terms of mortgage funds; and the impact of tax, environmental, and other laws.

24	BARCLAYS GLOBAL INVESTORS FUNDS

Derivatives

Derivatives include, among other instruments, futures contracts, options on futures contracts, other types of options that may be exchange-traded or traded over-the-counter (“OTC”), indexed and inverse floating rate securities, and total return and credit default swaps. Derivatives are financial instruments whose values are derived, at least in part, from the prices of other securities or specified assets, indices or rates. Some derivatives may be more sensitive than conventional securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure as contract terms.

Security Selection Risk

Because BGFA does not select individual companies in the underlying indexes for the Underlying iShares Funds, those Underlying iShares Funds may hold stocks in companies that present risks that an investment adviser researching individual stocks might seek to avoid. For each of Active Stock Master Portfolio and CoreAlpha Bond Master Portfolio, BGFA bases security selection on its analysis of securities and therefore is subject to the risk that poor security selection will result in underperformance of the Master Portfolio in comparison with other investment vehicles with similar investment objectives and strategies.

Concentration Risk

If an underlying index of an Underlying iShares Fund concentrates in a particular industry or group of industries, that Underlying iShares Fund may be adversely affected by the performance of those securities and be subject to price volatility. In addition, an Underlying Fund that concentrates in a single industry or group of industries may be more susceptible to any single economic, market, political or regulatory occurrence.

Market Trading Risks

The Underlying iShares Funds are subject to certain additional risks due to their shares being listed and traded on securities exchanges. There can be no assurance that an active trading market for these particular ETFs will develop or be maintained. Trading in ETFs may be halted because of market conditions or for reasons that, in the view of the listing exchange, make trading in ETFs inadvisable. In addition, trading in ETFs is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of ETFs will continue to be met or will remain unchanged. An ETF may trade at, above or below its NAV. The NAV of an ETF will fluctuate with changes in the market value of its holdings. The trading price of an ETF will generally fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Tracking Error Risk

For those Underlying Funds that seek to track an index, factors such as the fees and expenses of an Underlying Fund, rounding of prices, and changes to an index and regulatory policies, may affect the adviser’s ability to achieve close correlation with an index. Therefore, the return of an Underlying Fund that seeks to track an index may deviate from that of the index.

For a description of the LifePath Portfolios’ policies and procedures with respect to disclosure of their corresponding Master Portfolios’ portfolio holdings, and a further discussion of the LifePath Portfolios’ investments and risks, please refer to the LifePath Portfolios’ combined SAI. The SAI is incorporated by reference in this Prospectus and is available free of charge by calling 1 877 BGI 1544 (1 877 244 1544).

25

Management of the LifePath Portfolios

Investment Adviser

The LifePath Portfolios are feeder funds that invest all of their assets in similarly named Master Portfolios with substantially identical investment objectives, strategies and policies. The Master Portfolios, in turn, invest in a combination of the Underlying Funds. BGFA serves as investment adviser to each of the Master Portfolios, and also serves as investment adviser to each of the Underlying Funds, with the exception of the BGIF Institutional Money Market Fund, which invests in a Master Portfolio advised by BGFA. For its services to the Master Portfolios, BGFA is entitled to receive an annual advisory fee of 0.35% of each Master Portfolio’s average daily net assets.

For its services to the Underlying Funds, BGFA receives fees that differ from the fees described for the LifePath Portfolios in this prospectus. BGFA provides investment advisory services for the Underlying Funds that differ from the investment advisory services it provides for the LifePath Master Portfolios. For those services, BGFA receives investment advisory fees from the Underlying Funds. In addition, BGI provides administration services to certain of the Underlying Funds, and, for those services, may receive administration fees from those Underlying Funds. BGFA has contractually agreed to waive investment advisory fees at the LifePath Master Portfolio level in an amount equal to advisory and administration fees, if any, paid by the Underlying Funds to BGFA and BGI, respectively, through April 30, 2007.

BGFA is located at 45 Fremont Street, San Francisco, California 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. BGI, including its affiliates, is the world’s largest manager of institutional investment assets. As of December 31, 2005, BGI and its affiliates, including BGFA, provided investment advisory services for over $1.5 trillion in assets. BGI, BGFA, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the LifePath Portfolios’ corresponding Master Portfolios may also indirectly invest.

A discussion regarding the basis for the Master Portfolio’s Board of Trustees’ approval of the investment advisory agreement with BGFA is available in the LifePath Portfolios’ semi-annual report for the fiscal period ended June 30, 2005.

Portfolio Manager

David Burkart, Dagmar Nikles and Ken Millman (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the LifePath Master Portfolios. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of his or her portfolio management team with more limited responsibilities, but each Portfolio Manager has appropriate limitations on his or her authority for risk management and compliance purposes.

Mr. Burkart is an employee of BGFA and BGI and, together with the other Portfolio Managers, has been primarily responsible for the day-to-day management of the LifePath Master Portfolios since August 2000. Mr. Burkart has been a member of the asset allocation portfolio management team since 2000.

Ms. Nikles is an employee of BGFA and BGI and, together with the other Portfolio Managers, has been primarily responsible for the day-to-day management of the LifePath Master Portfolios since June 2005. Ms. Nikles has been a

26	BARCLAYS GLOBAL INVESTORS FUNDS

member of the asset allocation portfolio management team since July 2003. Prior to joining BGI, Ms. Nikles received her Financial Risk Manager Certification and prior to that, Ms. Nikles was an assistant portfolio manager and analyst at Zurich Scudder Investment from 2000 to 2002.

Mr. Millman is an employee of BGFA and BGI and, together with the other Portfolio Managers, has been primarily responsible for the day-to-day management of the LifePath Master Portfolios since June 2005. Mr. Millman has been a member of the asset allocation portfolio management team since 2000.

The LifePath Portfolio’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of shares in the LifePath Portfolios that invest in corresponding Master Portfolios for which they are Portfolio Managers.

Administrative Services

BGI provides the following services, among others, as the LifePath Portfolios’ Administrator:

■	Management of the LifePath Portfolios’ non-investment operations;

■	Preparation of reports for the LifePath Portfolios’ Board of Trustees;

■	Preparation of required filings with the SEC and state securities commissions;

■	Preparation of proxy statements and shareholder reports; and

■	Engaging and supervising certain intermediaries (“Shareholder Servicing Agents”) that service certain Fund accounts.

BGI is entitled to receive a fee for these services, among others, at the annual rate of 0.50% of each LifePath Portfolio’s average daily net assets. In return for this fee, BGI has agreed to absorb all expenses of each LifePath Portfolio and Master Portfolio other than the investment advisory fee, extraordinary expenses, brokerage and other expenses connected to the execution of portfolio transactions, distribution fees, if any, payable as a result of a Distribution Plan, and certain other expenses which are borne directly by the LifePath Portfolios.

The Shareholder Servicing Agents service individual and omnibus Fund accounts. In addition to serving as agents of the Fund for purposes of accepting orders for purchases and redemptions of Fund shares, Shareholder Servicing Agents may provide administrative support and account services such as processing purchases and redemptions of shares on behalf of individual and omnibus Fund accounts, answering shareholder inquiries, keeping records, transmitting reports and communications from the Funds, and providing reports on the status of individual and omnibus accounts. Out of the fees BGI receives from the Funds for providing administrative services, BGI pays shareholder servicing fees to certain Shareholder Servicing Agents in amounts not exceeding maximum fee rates approved by the LifePath Portfolios’ Board of Trustees, for those shareholder servicing, sub-administration, recordkeeping, sub-transfer agency and processing services that the Shareholder Servicing Agents perform for their clients that would otherwise be performed by BGI or the Funds’ other service providers. In addition, BGFA and/or BGI may pay significant additional amounts from their own resources to Shareholder Servicing Agents for those services.

From time to time, BGFA, BGI and/or the LifePath Portfolios’ distributor may also pay significant additional amounts from their own resources to other intermediaries that perform services in connection with the sale of LifePath Portfolio shares.

Distribution Plan

The LifePath Portfolios have adopted a Distribution Plan applicable to Class R pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Class R is the only class that has a Distribution Plan. This plan is used to pay for distribution-related services, including ongoing compensation to selling agents. The Rule 12b-1 fees are paid out of Class R’s assets. Over time, these fees will increase the cost of your investment in Class R shares and may cost you more than paying other types of sales arrangements. The Rule 12b-1 fees are paid at an annual rate of 0.25% of the average daily net assets of the Class R shares of the relevant LifePath Portfolios.

27

Shareholder Information

Who is Eligible to Invest

To be eligible to purchase LifePath Portfolio shares, you must:

■	Invest through an employer-sponsored or individual retirement savings plan;

■	Invest the proceeds rolled over from such plan into an IRA; or

■	Maintain an account with Investors Bank & Trust Co. (“IBT”), which is the LifePath Portfolios’ custodian, transfer agent and dividend disbursing agent, or one of the LifePath Portfolios’ Shareholder Servicing Agents.

The LifePath Portfolios offer another class of shares (Class I shares) with different features and expense levels, which you may be eligible to buy. Please see the LifePath Portfolios’ Class I shares prospectus for more information.

In order to invest, a completed account application form must be submitted to and processed by your Shareholder Servicing Agent or IBT and an account number assigned. You may be asked to provide information to verify your identity when opening an account. Your Shareholder Servicing Agent may charge you a fee and may offer additional account services. Additionally, your Shareholder Servicing Agent may have procedures for placing orders for Fund shares that differ from those of the Funds, such as different investment minimums and earlier trading deadlines. Please contact your Shareholder Servicing Agent directly for more information and details.

How to Buy Shares

■	Plan Participant. Invest through payroll deductions or make a direct contribution by rolling over an amount from another 401(k) Plan or from a rollover IRA (make arrangements through your employer). If you are investing through a Shareholder Servicing Agent, your Shareholder Servicing Agent is responsible for properly transmitting your purchase order to IBT and may impose an earlier deadline than the LifePath Portfolios, as described below.

■	Tax-deferred Investor. Invest through a Shareholder Servicing Agent as provided in your benefit plan documents. Your Shareholder Servicing Agent is responsible for properly transmitting your purchase order to IBT and may impose an earlier deadline than the LifePath Portfolios, as described below.

■	Qualified Buyer. Invest through an account set up with IBT or your Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your purchase order to IBT and may impose an earlier deadline than the LifePath Portfolios, as described below.

You may buy LifePath Portfolio shares without paying a sales charge. Your purchase order must be received in proper form, as determined by IBT or an intermediary pursuant to an appropriate agreement, by the close of regular trading on the New York Stock Exchange (NYSE) (generally 4:00 pm Eastern Time) on any day the LifePath Portfolio is open (a “Business Day”) to purchase shares at that day’s NAV. Orders received after the close of regular trading on the NYSE will be executed on the next Business Day. The LifePath Portfolios are generally open Monday through Friday and are closed on weekends and NYSE holidays.

28	BARCLAYS GLOBAL INVESTORS FUNDS

Each LifePath Portfolio reserves the right to suspend or discontinue the offer and sale of Portfolio shares and to reject or cancel any purchase order for any reason.

Purchases generally must be made in U.S. dollars. You may be charged for any costs incurred in connection with a purchase order that has been placed but for which the Fund has not received full payment.

How to Sell Shares

■	Plan Participant. Contact your Plan Sponsor or Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your sale order to IBT.

■	Tax-deferred Investor. Contact your Plan Sponsor or Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your sale order to IBT.

■	Qualified Buyer. Contact your Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your sale order to IBT.

You may sell LifePath Portfolio shares without paying a sales charge. Your order to sell shares must be received in proper form, as determined by IBT or an intermediary pursuant to an appropriate agreement, by the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) on any Business Day to sell shares at that day’s NAV. Orders received after the close of trading on the NYSE will be executed on the next Business Day.

The LifePath Portfolios generally remit the proceeds from a sale the next Business Day after receiving a properly executed order and no longer than seven business days after the sale. Each LifePath Portfolio reserves the right to suspend your right of redemption and to delay delivery of your redemption proceeds up to seven days, as permitted under applicable law. Each LifePath Portfolio further reserves the right to automatically redeem your shares and close your account for any reason, and send you the proceeds, which would reflect the NAV on the day the LifePath Portfolio automatically redeems your shares. For example, a LifePath Portfolio may automatically redeem your shares to reimburse the LifePath Portfolio for any losses sustained by reason of your failure to make full payment for shares purchased or to collect any charge relating to a transaction effected for your benefit that is applicable to the LifePath Portfolio’s shares as provided from time to time in this Prospectus.

In addition, each LifePath Portfolio reserves the right to send your redemption proceeds in the form of securities from its Master Portfolio. For further information, please refer to the LifePath Portfolios’ SAI or contact IBT at 1 888 204 3956.

Upon redemption, the identity of the holder of the account to which the proceeds are being sent may need to be verified.

Calculating the LifePath Portfolios’ Share Price

Each LifePath Portfolio’s share price (also known as a LifePath Portfolio’s NAV) is calculated by dividing the value of the net assets of the LifePath Portfolio (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the LifePath Portfolio, generally rounded to the nearest cent. Each LifePath Portfolio’s NAV is calculated at the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) on any Business Day. The NAV of each LifePath Portfolio is calculated based on the net asset value of the LifePath Master Portfolio in which the LifePath Portfolio invests. The LifePath Portfolios’ SAI includes a description of the methods for valuing the LifePath Master Portfolios’ investments, including a description of the circumstances in which the LifePath Master Portfolios’ investments would be valued using fair value pricing and the effects of using fair value pricing.

The price at which a purchase or redemption order for a LifePath Portfolio’s share is based on the next calculation of the LifePath Portfolio’s NAV after the order is received in order for a proper form.

29

Portfolio Distributions

The LifePath Portfolios distribute their net investment income to shareholders quarterly. The LifePath Portfolios distribute their realized net capital gains, if any, to shareholders at least annually. Distributions payable to you will be automatically reinvested in additional Class R shares of your LifePath Portfolio, unless you elected payment in cash.

Frequent Trading in Portfolio Shares

Frequent purchases and redemptions of mutual fund shares (“frequent trading”) may have a detrimental effect on the funds and their shareholders. Depending on various factors, such as the size of a fund’s portfolio and the amount of assets maintained in cash, frequent trading may harm the performance of the fund by interfering with the implementation of its investment strategies and/or increasing transaction costs and taxes, and/or may dilute the value of fund shares held by long-term investors. Frequent trading may include activity that appears to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a fund’s portfolio securities after the close of the primary markets for those portfolio securities and the reflection of that change in the fund’s net asset value (“market timing”).

Each Fund may invest only in interests of its respective Master Portfolio, and the Boards of Trustees of the Master Portfolios and the Funds have each considered the issues of frequent trading and market timing.

The Master Portfolios’ Board of Trustees has adopted a policy of not monitoring for possible market timing activity because the Master Portfolios’ holdings are valued as of the same time as of which the net asset value for the Master Portfolios is calculated (generally 4:00 p.m. Eastern Time), which eliminates the potential arbitrage opportunity presented by a lag between a change in the value of the Master Portfolios’ holdings and the reflection of that change in the Master Portfolios’ respective net asset values. The Master Portfolios’ Board of Trustees has not adopted a policy of monitoring for other forms of frequent trading because daily flows into and out of the Master Portfolios are aggregated, and the process of aggregation is expected to reduce the potential for frequent trading to disrupt the implementation of the Master Portfolios’ investment strategies.

The Funds’ Board of Trustees has not adopted a policy of monitoring for market timing or other frequent trading activity in the Funds in light of the nature of the Funds’ investment in Master Portfolios, the policies of the Master Portfolios, as described in the preceding paragraphs, and the historical nature of flows into and out of the Funds.

BGI’s ability to monitor trades that are placed by participants in plans that are shareholders in the Funds or other shareholders in the Funds that are trading through omnibus accounts maintained by intermediaries has been severely limited because BGI has not been receiving transaction information showing individual investment decisions. Effective October 16, 2006, upon request by the Funds, intermediaries will be required to provide certain transaction information that may enable the Funds to identify trading activity that is potentially harmful to the Funds. The Funds may, but do not have the obligation to, respond to any potentially harmful trading activity that is identified. In the event any potentially harmful trading activity is identified, responses may include the imposition of trading restrictions, the rejection of purchases, or such other steps the Fund determines are appropriate. Intermediaries’ ability to impose restrictions on the trading practices of their clients may, however, be affected by legal or technological limitations.

Taxes

The following discussion regarding federal income taxes is based upon laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the LifePath Portfolios and their shareholders. This discussion is not intended as a substitute for careful tax planning. Please see the SAI for additional federal income tax information.

30	BARCLAYS GLOBAL INVESTORS FUNDS

As with all mutual funds, you generally will be required to pay taxes on your LifePath Portfolio’s net investment income and realized capital gains distributed to you. Normally, distributions are taxable to you when paid, whether you choose to receive them in cash or automatically reinvest them in LifePath Portfolio shares. The amount of taxes you owe will vary from year to year, based on the amount and character of the LifePath Portfolio’s distributions to you and your tax rate.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A LifePath Portfolio’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced tax rate if attributable to the LifePath Portfolio’s sales of portfolio holdings after May 5, 2003. Also, if you’re an individual, your distributions attributable to the LifePath Portfolio’s qualified dividend income generally can be treated by you as qualified dividend income, taxed to you at a maximum 15% rate of tax, as long as certain holding period requirements are met. Qualified dividend income is, in general, dividend income received from taxable U.S. and certain foreign corporations. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

Portfolio distributions usually create the following tax liability:

TRANSACTION	TAX STATUS
Qualified dividend income distribution	Qualified dividend income
Other income distribution	Ordinary income
Short-term capital gain distribution	Ordinary income
Long-term capital gain distribution	Long-term capital gain

A portion of distributions paid to corporate shareholders of the LifePath Portfolios may qualify for the dividends-received deduction available to corporations.

In addition, if you sell or exchange your LifePath Portfolio shares you generally will have a taxable capital gain or loss, depending on what you paid for your shares and what you receive for them (or are treated as receiving in the case of exchanges). In certain circumstances, a loss on the sale or exchange may be disallowed.

TRANSACTION	TAX STATUS
You sell shares owned for more than one year	Long-term capital gain or loss
You sell shares owned for one year or less	Short-term capital gain or loss

If you buy a LifePath Portfolio’s shares shortly before it makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a LifePath Portfolio that holds appreciated securities, you will, in effect, receive part of your purchase back in a taxable distribution if and when the Portfolio sells the securities and realizes gain on the sale. All of the LifePath Portfolios have built up, or have the potential to build up, high levels of unrealized appreciation in their investments.

Following the end of each year, the LifePath Portfolios will send you a notice that tells you how much you’ve received in distributions during the year and their federal tax status. You could also be subject to foreign, state and local taxes on such distributions.

In certain circumstances, you may be subject to backup withholding taxes.

31

Tax considerations for tax-exempt or foreign investors or those holding fund shares through a tax-deferred account, such as a 401(k) Plan or IRA, will be different. Because each investor’s tax circumstances are unique and because tax laws are subject to change, you should consult your tax advisor about your investment.

Master/Feeder Mutual Fund Structure

The LifePath Portfolios do not have their own investment adviser. Instead, each LifePath Portfolio invests all of its assets in a separate mutual fund, called a Master Portfolio, that has substantially identical investment objectives, strategies and policies as the LifePath Portfolio. BGFA serves as investment adviser to each Master Portfolio. The Master Portfolios may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect a Master Portfolio and, therefore, the LifePath Portfolio.

Feeder Fund Expenses. Feeder funds, including the LifePath Portfolios, bear their corresponding Master Portfolio’s expenses in proportion to the amount of assets each invests in the Master Portfolio. Each feeder fund can set its own transaction minimums, fund-specific expenses and conditions.

Feeder Fund Rights. Under the master/feeder structure, the LifePath Portfolios’ Board of Trustees retains the right to withdraw a LifePath Portfolio’s assets from its corresponding Master Portfolio if it believes doing so is in the LifePath Portfolio shareholders’ best interests. If the Board of Trustees decides to withdraw a LifePath Portfolio’s assets, it would then consider whether the LifePath Portfolio should hire its own investment adviser, invest in another master portfolio or take other action.

Fund of Funds

The Master Portfolios do not invest directly in a portfolio of securities. Instead, they invest in Underlying Funds also advised by BGFA. Each Master Portfolio may charge for its own direct expenses, in addition to bearing a pro rata share of the expenses charged by the Underlying Funds in which it invests.

32	BARCLAYS GLOBAL INVESTORS FUNDS

Financial Highlights

The financial tables are intended to help investors understand the financial performance of the Class R shares of the LifePath Retirement, LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Portfolios’ financial performance for the past 5 years. Certain information reflects financial results for a single Class R share of the LifePath Portfolio. The total returns in the tables represent the rate of return that an investor would have earned (or lost) on an investment in Class R Shares of a given LifePath Portfolio, assuming reinvestment of all distributions. The information has been audited by [                    ], whose report, along with the LifePath Portfolios’ financial statements, is included in the LifePath Portfolios’ annual report. You may obtain copies of the annual reports at no cost by calling toll-free 1 877 BGI 1544 (1 877 244 1544), toll-free, Monday through Friday, 8:30 a.m. to 6:30 p.m. Eastern time.

[To be updated by amendment.]

LifePath Retirement Portfolio

Class R Shares Financial Highlights

(For a share outstanding throughout the period)

LifePath 2010 Portfolio

Class R Shares Financial Highlights

(For a share outstanding throughout the period)

LifePath 2020 Portfolio

Class R Shares Financial Highlights

(For a share outstanding throughout the period)

LifePath 2030 Portfolio

Class R Shares Financial Highlights

(For a share outstanding throughout the period)

LifePath 2040 Portfolio

Class R Shares Financial Highlights

(For a share outstanding throughout the period)

33

Disclaimers

The iShares S&P Index Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s. Standard & Poor’s makes no representation or warranty, express or implied, to the owners of shares of the iShares Trust (as used in these Disclaimers, the “Trust”) or to any member of the public regarding the advisability owning or trading in shares of the Trust. Standard & Poor’s only relationship to the Trust, BGI or BGFA is the licensing of certain trademarks, trade names and service marks of Standard & Poor’s and of the Standard & Poor’s Indices which are determined, composed, and calculated by Standard & Poor’s without regard to the Trust, BGI or BGFA. Standard & Poor’s has no obligation to take the needs of BGI, BGFA or the owners of shares into consideration in determining, composing or calculating the Standard & Poor’s Indices. Standard & Poor’s is not responsible for and has not participated in the determination or timing of, the prices, or quantities of shares to be listed or sale or in the determination or calculation of the equation by which shares are to be converted into cash. Standard & Poor’s has no obligation or liability in connection with the administration of the Trust, or the marketing or trading of shares. Standard & Poor’s does not guarantee the accuracy and/or the completeness of the Standard & Poor’s Indices or any data included therein and Standard & Poor’s shall have no liability for any errors, omissions, or interruptions therein. Standard & Poor’s makes no warranty, express or implied, as to results to be obtained by BGI, BGFA, owners of shares of the Trust, or any other person or entity from the use of the Standard & Poor’s Indices or any data included therein. Standard & Poor’s makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Standard & Poor’s Indices or any data included therein. Without limiting any of the foregoing, in no event shall Standard & Poor’s have any liability for any lost profit or indirect, punitive, special or consequential damages, even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements between Standard & Poor’s and BGI and BGFA.

The iShares Russell Index Funds are not sponsored, endorsed, sold or promoted by Frank Russell Company. Frank Russell Company makes no representation or warranty, express or implied, to the owners of the shares of the Trust or to any member of the public regarding the advisability of outing or trading in shares of the Trust or the ability of the Russell Indices to track general stock market performance. Frank Russell Company is the licensor of certain trademarks, service marks, and trade names. The Russell Indices on which the Funds are based are determined, composed, and calculated by Frank Russell Company without regard to the Funds, BGI or BGFA. Frank Russell Company has no obligation to take the needs of BGI, BGFA or the owners of shares into consideration in determining, composing or calculating the Russell Indices. Frank Russell Company is not responsible for and has not participated in the determination or timing of, the prices, or quantities of shares to be listed or in the determination or calculation of the equation by which shares are to be converted into cash. Frank Russell Company has no obligation or liability in connection with the administration of the Trust or the marketing or trading of shares. Although Frank Russell Company obtains information for inclusion or use in the calculation of the Russell Indices from sources that Frank Russell Company considers reliable, Frank Russell Company does not guarantee the accuracy and/or the completeness of the Russell Indices or any data included therein. Frank Russell Company shall have no liability for any errors, omissions, or interruptions therein. Frank Russell Company makes no warranty, express or implied, as to results to be obtained by BGI, BGFA, owners of shares of the Trust, or any other person or entity from the use of the Russell Indices or any data included therein. Frank Russell Company makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Russell Indices or any data included therein. Without limiting any of the foregoing, in no event shall Frank Russell Company have any liability for any lost profits or indirect, punitive, special or consequential damages, even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements between Frank Russell Company and BGI and BGFA.

Shares of the Trust are not sponsored, endorsed or promoted by the AMEX. The AMEX makes no representation or warranty, express or implied, to the owners of the shares of any Fund or any member of the public regarding the ability of a fund to track the total return performance of any Underlying Index or the ability of any Underlying Index identified herein to track stock market performance. The Underlying Indices identified herein are determined, composed and calculated by Standard & Poor’s and Frank Russell Company without regard to any Fund. The AMEX is not responsible for, nor has it participated in, the determination of the compilation or the calculation of any Underlying Index, nor in the determination of the timing of, prices of, or quantities of the shares of any Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. The AMEX has no obligation or liability to owners of the shares of any Fund in connection with the administration, marketing or trading of the shares of the Fund.

The iShares MSCI EAFE Index Fund and the iShares MSCI Emerging Markets Index Fund (the “iShares MSCI Index Funds”) are not sponsored, endorsed, sold or promoted by MSCI. MSCI makes no representation or warranty, express or implied, to the owners of shares of the Trust or any member of the public regarding the advisability of investing in securities generally or in the iShares MSCI Index Funds particularly or the ability of the MSCI EAFE Index or the MSCI Emerging Markets Index to track general stock market performance. MSCI’s only relationship to the Trust, BGI and BGFA is the licensing of certain trademarks and trade names of MSCI, the MSCI EAFE Index and the MSCI Emerging Markets Index which are determined, composed and calculated by MSCI without regard to the Trust, BGI, BGFA or the iShares MSCI Index Funds. MSCI has no obligation to take the needs of BGFA, BGI or the owners of shares of the Trust into consideration in determining, composing or calculating the MSCI EAFE Index or the MSCI Emerging Markets Index. MSCI is not responsible for and has not participated in the determination of the prices and amount of the iShares MSCI Index Funds or the timing of the issuance or sale of the iShares MSCI Index Funds or in the determination or

34	BARCLAYS GLOBAL INVESTORS FUNDS

calculation of the equation by which shares of the iShares MSCI Index Funds are to be converted into cash. MSCI has no obligation or liability in connection with the administration, marketing, or trading of the iShares MSCI Index Funds. MSCI does not guarantee the accuracy and/or the completeness of the MSCI EAFE Index, or the MSCI Emerging Markets Index or any data included therein and MSCI shall have no liability for any errors, omissions, or interruptions therein. MSCI makes no warranty, express or implied, as to results to be obtained by BGI, owners of shares of the iShares MSCI Index Funds, or any other person or entity from the use of the MSCI EAFE Index and the MSCI Emerging Markets Index or any data included therein. MSCI makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the MSCI EAFE Index and the MSCI Emerging Markets Index or any data included therein. Without limiting any of the foregoing, in no event shall MSCI have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the MSCI EAFE Index, or the MSCI Emerging Markets Index or any data included therein, even if notified of the possibility of such damages.

The iShares Lehman Bond Funds are not sponsored, endorsed or promoted by Lehman Brothers. Lehman Brothers makes no representation or warranty, express or implied, to the owners of the iShares Lehman TIPS Bond Fund or the iShares Lehman Aggregate Bond Fund (collectively, the “Lehman Funds”) or any member of the public regarding the advisability of owning or trading in the Lehman Funds. Lehman Brothers’ only relationship to the Trust, BGI or BGFA is the licensing of certain trademarks, service marks and trade names of the Lehman Brothers Indices, which are determined, composed and calculated by Lehman Brothers without regard to the Trust, BGI, BGFA or the owners of the Lehman Funds. Lehman Brothers has no obligation to take the needs of BGI, BGFA or the owners of the Lehman Funds into consideration in determining, composing or calculating the Lehman Brothers Indices. Lehman Brothers is not responsible for and has not participated in the determination or the timing of prices, or quantities of shares to be listed or in the determination or calculation of the equation by which shares are to be converted into cash. Lehman Brothers has no obligation or liability in connection with the administration of the Trust or the marketing or trading of shares. Lehman Brothers does not guarantee the accuracy and/or the completeness of the Lehman Brothers Indices or any data included therein. Lehman Brothers shall have no liability for any errors, omissions or interruptions therein. Lehman Brothers makes no warranty, express or implied, as to the results to be obtained by BGI and BGFA or owners of the shares of the Trust, or any other person or entity, from the use of the Lehman Brothers Indices or any data included therein. Lehman Brothers makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Lehman Brothers Indices or any data included therein. Without limiting any of the foregoing, in no event shall Lehman Brothers have any liability for any lost profits or special, punitive, direct, indirect, or consequential damages even if notified thereof. There are no third party beneficiaries of any agreements or arrangements between Lehman Brothers and BGI and BGFA.

The iShares Cohen & Steers Realty Majors Index Fund is not sponsored, endorsed, sold or promoted by Cohen & Steers. Cohen & Steers makes no representation or warranty, express or implied, to the owners of shares of the Trust or any member of the public regarding the advisability of investing in securities generally or in the iShares Cohen & Steers Realty Majors Index Fund particularly or the ability of the Cohen & Steers Realty Majors Index to track general stock market performance. Cohen & Steers’ only relationship to the Trust, BGI and BGFA is the licensing of certain trademarks and trade names of Cohen & Steers and of the Cohen & Steers Realty Majors Index which is determined, composed and calculated by Cohen & Steers without regard to the Trust, BGI, BGFA or the iShares Cohen & Steers Realty Majors Index Fund. Cohen & Steers has no obligation to take the needs of BGFA, BGI or the owners of shares of the Trust into consideration in determining, composing or calculating the Cohen & Steers Realty Majors Index. Cohen & Steers is not responsible for and has not participated in the determination of the prices and amount of the iShares Cohen & Steers Realty Majors Index Fund or the timing of the issuance or sale of the iShares Cohen & Steers Realty Majors Index Fund or in the determination or calculation of the equation by which shares of the iShares Cohen & Steers Realty Majors Index Fund are to be converted into cash. Cohen & Steers has no obligation or liability in connection with the administration, marketing, or trading of the iShares Cohen & Steers Realty Majors Index Fund. Cohen & Steers does not guarantee the accuracy and/or the completeness of the Cohen & Steers Realty Majors Index or any data included therein and Cohen & Steers shall have no liability for any errors, omissions, or interruptions therein. Cohen & Steers makes no warranty, express or implied, as to results to be obtained by BGI, owners of shares of the iShares Cohen & Steers Realty Majors Index Fund, or any other person or entity from the use of the Cohen & Steers Realty Majors Index or any data included therein. Cohen & Steers makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Cohen & Steers Realty Majors Index or any data included therein. Without limiting any of the foregoing, in no event shall Cohen & Steers have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the Cohen & Steers Realty Majors Index or any data included therein, even if notified of the possibility of such damages.

The AMEX does not guarantee the accuracy and/or the completeness of any Underlying Index or any data included therein. The AMEX makes no warranty, express or implied, as to results to be obtained by the iShares Trust on behalf of its Funds as licensee, licensee’s customers and counterparties, owners of the shares, or any other person or entity from the use of the subject indices or any data included therein in connection with the rights licensed as described herein or for any other use. The AMEX makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to any Underlying Index or any data included therein.

35

Without limiting any of the foregoing, in no event shall the AMEX have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

Shares of the Trust are not sponsored, endorsed or promoted by the NYSE. The NYSE makes no representation or warranty, express or implied, to the owners of the shares of any Fund or any member of the public regarding the ability of a Fund to track the total return performance of any Underlying Index or the ability of any Underlying Index identified herein to track stock market performance. The Standard & Poor’s Indices identified herein is determined, composed and calculated by Standard & Poor’s without regard to the shares of any Fund. The NYSE is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Standard & Poor’s Indices, nor in the determination of the timing of, prices of, or quantities of the shares of any Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. The NYSE has no obligation or liability to owners of the shares of any Fund in connection with the administration, marketing or trading of the shares of the Fund.

The NYSE does not guarantee the accuracy and/or the completeness of any Underlying Index or any data included therein. The NYSE makes no warranty, express or implied, as to results to be obtained by the iShares Trust on behalf of its Funds as licensee, licensee’s customers and counterparties, owners of the shares, or any other person or entity from the use of the subject indices or any data included therein in connection with the rights licensed as described herein or for any other use. The NYSE makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to any Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the NYSE have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BGFA does not guarantee the accuracy and/or the completeness of the Underlying Indices or any data included therein and BGFA shall have no liability for any errors, omissions, or interruptions therein.

BGFA makes no warranty, express or implied, as to results to be obtained by the Funds, to the owners of the shares of any Fund, or to any other person or entity, from the use of any Underlying Index or any data included therein. BGFA makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to any Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BGFA have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

36	BARCLAYS GLOBAL INVESTORS FUNDS

For more detailed information on the LifePath Portfolios, request a copy of their Annual and Semi-Annual reports to shareholders and SAI. The Annual and Semi-Annual reports discuss Portfolio investments over the last fiscal year. They also review the market conditions and investment strategies that materially affected Portfolio performance. The SAI provides detailed information on the Portfolios. It is incorporated by reference into this Prospectus. If you have any questions about the LifePath Portfolios, or wish to obtain the Annual and Semi-Annual reports and SAI free of charge, please call the Portfolios’ toll-free number: 1 877 BGI 1544 (1 877 244 1544) or e-mail the Portfolios at BGIFUNDS@seic.com. You may write Barclays Global Investors Funds: c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, PA 19456.

The SAI, dated May 1, 2006, has been electronically filed with the SEC. You can also obtain this information through the internet on the SEC’s Website: http://www.sec.gov. Copies of these documents may be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section. Address your request to: Public Reference Section of the SEC, Washington D.C. 20549-0102.

You can also review and copy the documents at the SEC’s Public Reference Room in Washington, D.C.

Call the SEC at 1 202 942 8090 for further details.

Investment Company Act File No.: 811-07332

BARCLAYS GLOBAL INVESTORS FUNDS

STATEMENT OF ADDITIONAL INFORMATION

LIFEPATH RETIREMENT PORTFOLIO

LIFEPATH 2010 PORTFOLIO

LIFEPATH 2020 PORTFOLIO

LIFEPATH 2030 PORTFOLIO

LIFEPATH 2040 PORTFOLIO

Class I and Class R Shares

Dated May 1, 2006

Barclays Global Investors Funds (the “Trust” or “BGIF”) is an open-end, series management investment company. This combined Statement of Additional Information (“SAI”) contains information about the Class I and Class R shares of the Trust’s LifePath Retirement (formerly, LifePath Income until June 6, 2003), LifePath 2010, LifePath 2020, LifePath 2030, and LifePath 2040 Portfolios (collectively, the “LifePath Portfolios”). The LifePath Portfolios were formerly named the LifePath Funds.

Each LifePath Portfolio invests substantially all of its assets in a separate portfolio (each, a “Master Portfolio” and collectively, the “Master Portfolios”) of Master Investment Portfolio (“MIP”) that has the same investment objective as the LifePath Portfolio. Each Master Portfolio, in turn, invests in a combination of stock, bond and money market funds (the “Underlying Funds”). MIP is an open-end, series management investment company. Barclays Global Fund Advisors (“BGFA” or “Investment Adviser”) serves as investment adviser to the corresponding Master Portfolio of each LifePath Portfolio and also serves as investment adviser to each of the Underlying Funds, except for the BGIF Institutional Money Market Fund, which invests all of its assets in a corresponding Master Portfolio advised by BGFA. References to the investments, investment policies and risks of the LifePath Portfolios unless otherwise indicated, should be understood as references to the investments, investment policies and risks of the corresponding Master Portfolios.

This SAI is not a prospectus and should be read in conjunction with the current Prospectus for Class I shares of the LifePath Portfolios and the current Prospectus for Class R shares of the LifePath Portfolios (the “Prospectuses”), both also dated May 1, 2006. All terms used in this SAI that are defined in the Prospectuses have the meanings assigned in the Prospectuses. The audited financial statements for the LifePath Portfolios, which include the schedule of investments and independent auditors’ report for the fiscal period ended December 31, 2005, are hereby incorporated by reference to the LifePath Portfolios’ Annual Reports and the Prospectuses for the Class I shares and Class R shares of the LifePath Portfolios. Copies of the Prospectuses and the Annual Reports may be obtained without charge by writing Barclays Global Investors Funds, c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456, or by calling 1 877 BGI 1544 (1 877 244 1544) or e-mailing the LifePath Portfolios at BGIFUNDS@seic.com.

HISTORY OF THE TRUST

The Trust is an open-end, series management investment company, organized (on December 4, 2001) as a statutory trust under the laws of the State of Delaware. On August 21, 2001, the Board of Directors of Barclays Global Investors Funds Inc. ( the “Company”) approved a proposal to redomicile the Company from a Maryland corporation to a Delaware statutory trust (the “Redomiciling”). Shareholders of the Company approved the Redomiciling on November 16, 2001. The Trust was established with multiple series, including the LifePath Portfolios, corresponding to and having identical designations as the Company’s series. The Redomiciling was effected on January 11, 2002, at which time the Trust assumed the operations of the Company and adopted the Company’s registration statement. Shortly thereafter, the Company was dissolved.

The Trust’s principal office is located at 45 Fremont Street, San Francisco, CA 94105. Each LifePath Portfolio invests all of its assets in the corresponding Master Portfolio of MIP (as shown below), which has the same investment objective as the related LifePath Portfolio. Each Master Portfolio, in turn, invests in a combination of Underlying Funds and may also invest in government securities and short-term paper. Barclays Global Investors, N.A. (“BGI”), the parent company of BGFA, has granted the Trust a non-exclusive license to use the name “LifePath.” If the license agreement is terminated, the Trust, at BGI’s request, will cease using the “LifePath” name.

LifePath Portfolio	Corresponding Master Portfolio
LifePath Retirement Portfolio	LifePath Retirement Master Portfolio
LifePath 2010 Portfolio	LifePath 2010 Master Portfolio
LifePath 2020 Portfolio	LifePath 2020 Master Portfolio
LifePath 2030 Portfolio	LifePath 2030 Master Portfolio
LifePath 2040 Portfolio	LifePath 2040 Master Portfolio

On or about April 30, 2001, Class R of the LifePath Portfolios commenced operations and the existing unnamed class of shares was named “Class I.” On July 1, 2001, the Company’s LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Funds were renamed the LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Portfolios, respectively. On February 12, 2003, the Trust’s LifePath Income Portfolio was renamed the LifePath Retirement Portfolio.

DESCRIPTION OF THE LIFEPATH PORTFOLIOS AND THEIR INVESTMENTS AND RISKS

There are five Master Portfolios in which the LifePath Portfolios invest, each of which is a series of MIP. The LifePath Portfolios and the corresponding Master Portfolios in which they invest are diversified funds as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Organizations and other entities such as the LifePath Portfolios that hold beneficial interests in a Master Portfolio may be referred to herein as “feeder funds.”

Investment Objectives and Policies.

Each LifePath Portfolio has adopted a non-fundamental investment objective and investment policies that may be fundamental or non-fundamental. Fundamental policies cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of such LifePath Portfolio. Non-fundamental policies may be changed without shareholder approval by vote of a majority of the Trustees of the Trust at any time.

Each LifePath Portfolio has adopted a non-fundamental investment objective that is set forth in its Prospectus. The investment objective and policies of a LifePath Portfolio determine the allocation of assets to the Underlying Funds, the degree of risk to which the LifePath Portfolio is subject and, ultimately, its performance. As with all investment companies, there can be no assurance that the investment objective of each LifePath Portfolio will be achieved.

Investment Restrictions.

Fundamental Investment Restrictions. The LifePath Portfolios are subject to the following investment restrictions, all of which are fundamental policies.

1

Each LifePath Portfolio may not:

(1) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Portfolio’s investments in that industry would equal or exceed 25% of the current value of the Portfolio’s total assets, provided that this restriction does not limit a Portfolio’s: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. Government securities;

(2) Purchase the securities of any single issuer if, as a result, with respect to 75% of a Portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Portfolio’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Portfolio’s cash or cash items, investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

(3) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(4) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(5) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Portfolio’s investment program may be deemed to be an underwriting; and provided further, that the purchase by the Portfolio of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Portfolio shall not constitute an underwriting for purposes of this paragraph;

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); or

(7) Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

With respect to paragraph 3, the 1940 Act currently allows a LifePath Portfolio to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph 4, the 1940 Act and regulatory interpretations currently limit the percentage of a LifePath Portfolio’s securities that may be loaned to one-third of the value of its total assets.

Non-Fundamental Investment Restrictions.

The LifePath Portfolios are subject to the following investment restrictions, all of which are non-fundamental policies and may be changed without shareholder approval by vote of a majority of the Trustees of the Trust at any time.

As a matter of non-fundamental policy:

(1) Each Portfolio may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that if a LifePath Portfolio is an underlying fund and has knowledge that its beneficial interests are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act, it will not acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Other investment companies in which the LifePath Portfolios invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by a LifePath Portfolio.

(2) Each Portfolio may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days.

2

(3) Each Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of a Portfolio’s total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Portfolios will not enter into any portfolio security lending arrangement having a duration of longer than one year.

(4) Each Portfolio may not purchase securities on margin, but each Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

Notwithstanding any other investment policy or restriction (whether or not fundamental), each LifePath Portfolio may invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the LifePath Portfolio. A decision to so invest all of its assets may, depending on the circumstances applicable at the time, require approval of shareholders. In addition, the Underlying Funds in which the LifePath Portfolios may invest have adopted certain investment restrictions that may be different from those listed above, thereby permitting the LifePath Portfolios to engage indirectly in investment strategies that are prohibited under the restrictions listed above. The investment restrictions of each Underlying Fund is set forth in its respective SAI.

INVESTMENTS AND RISKS OF THE MASTER PORTFOLIOS

Investments in Underlying Funds.

Each Master Portfolio invests its assets in a combination of stock, bond and money market funds (the “Underlying Funds”), and may invest in government securities and short-term paper. Each Underlying Fund invests directly in portfolio securities.

Borrowing.

The Master Portfolios may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Master Portfolio might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage (i.e., risk of gain or loss higher than the amount invested) have characteristics similar to borrowings, but are not considered borrowings if a Master Portfolio maintains a segregated account.

Loans of Portfolio Securities.

Each Master Portfolio may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BGFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. A Master Portfolio may terminate a loan at any time and obtain the return of the securities loaned. Each Master Portfolio receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Master Portfolio is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Master Portfolio is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending Master Portfolio or through one or more joint accounts or money market funds, including those managed by BGFA.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Master Portfolio has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return a Master Portfolio’s securities as agreed, the Master Portfolio may experience losses if the proceeds received from liquidating the collateral does not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

A Master Portfolio may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Master Portfolio’s Board of Trustees. BGI acts as securities lending agent for the Master Portfolio subject to the overall supervision of BGFA. BGI receives a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

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Short-Term Instruments.

The Master Portfolios may invest in various money market instruments. Money market instruments are generally short-term investments that may include but are not limited to: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches); (iii) commercial paper; (iv) non-convertible corporate debt securities (e.g., bonds and debentures); (v) repurchase agreements; and (vi) U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of BGFA, are of comparable quality to obligations of U.S. banks which may be purchased by the Master Portfolio. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market mutual funds, including those managed by BGFA.

U.S. Government Obligations.

The Master Portfolios may invest in various types of U.S. Government obligations. A U.S. Government obligation is a type of bond. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and Government National Mortgage Association (i.e., GNMA) certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Federal National Mortgage Association (i.e. FNMA), Federal Home Loan Mortgage Corporation (i.e., FHLMC), or Federal Home Loan Bank (i.e., FHLB) notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

INVESTMENTS AND RISKS OF THE UNDERLYING FUNDS

Set forth below is more detailed information regarding types of instruments in which the Underlying Funds may invest, strategies BGFA may employ in pursuit of an Underlying Fund’s investment objective, and related risks.

iShares Funds.

The Underlying Funds in which the Master Portfolios were invested as of March 31, 2006 are listed under Investment Adviser and Other Service Providers below. Most of these Underlying Funds were iShares Funds. Each iShare is a type of investment company referred to as an exchange-traded fund (“ETF”). Each iShares Fund is designed to track a particular index and is advised by BGFA. Shares of the Underlying iShares Funds are listed for trading on the national securities exchanges and trade throughout the day on those exchanges and other secondary markets. There can be no assurance that the requirements of the national securities exchanges necessary to maintain the listing of shares of the Underlying iShares Funds will continue to be met. A national securities exchange may, but is not required to, remove the shares of the Underlying iShares Funds from listing if (1) following the initial 12-month period beginning upon the commencement of trading of an Underlying iShares Fund, there are fewer than 50 beneficial holders of the shares for 30 or more consecutive trading days, (2) the value of the Underlying iShares Fund’s underlying index is no longer calculated or available, or (3) any other event shall occur or condition exist that, in the opinion of the national securities exchange, makes further dealings on the national securities exchange inadvisable. A national securities exchange will remove the shares of an Underlying iShares Fund from listing and trading upon termination of the Underlying iShares Fund. As in the case of other publicly-traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels. An investment in an ETF generally presents the same primary risks as an investment in an open-end investment company that is not exchange traded that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and an Underlying Fund could lose money investing in an ETF if the prices of the securities held by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to an open-end investment company that is not exchange-traded: (i) the market price of the ETF’s shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Bonds.

A bond is an interest-bearing security issued by a company or a governmental unit or, in some cases, a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is

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fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of “floating-rate” or “variable-rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. See “Floating- and Variable-Rate Obligations” below. An Underlying Fund may treat a bond as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

Equity Securities.

Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally; particular industries, sectors or geographic regions represented in those markets; or individual issuers. The types of developments that may affect an issuer of an equity security include management performance, financial leverage and reduced demand for the issuer’s goods or services. Common and preferred stock represent equity or ownership interests in an issuer. Preferred stock, however, pays dividends at a specified rate and has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Asset-Backed and Commercial Mortgage-Backed Securities.

Certain of the Underlying Funds may invest in asset-backed and commercial mortgaged-backed securities. Asset-backed securities are securities backed by installment contracts, credit-card receivables or other assets. Commercial mortgage-backed securities are securities backed by commercial real estate properties. Both asset-backed and commercial mortgage-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments are, in effect, “passed through” to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be less than the original maturity of the assets underlying the securities. For this and other reasons, an asset-backed and commercial mortgage-backed security’s stated maturity may be shortened, and the security’s total return may be difficult to predict precisely. BGIF Institutional Money Market Fund may invest in such securities up to the limits prescribed by Rule 2a-7 and other provisions of the 1940 Act.

Borrowing.

Each Underlying Fund may borrow in the same manner as the Master Portfolios, as described above.

Convertible Securities.

Certain of the Underlying Funds may purchase fixed-income convertible securities, such as bonds or preferred stock, which may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation’s capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed-income stream (generally higher in yield than the income from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

In general, the market value of a convertible security is the higher of its “investment value” (i.e., its value as a fixed-income security) or its “conversion value” (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security’s underlying common stock. Thus, the price of a convertible security generally increases as the market value of the underlying stock increases and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Credit-Linked Securities.

Certain of the Underlying Funds may invest in credit-linked securities. Credit-linked securities are securities that are collateralized usually by one of more credit default swaps on corporate credits and, in some instances, by government securities or similar low risk assets. As an investor in credit-linked securities, an Underlying Fund has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and, subject to certain conditions, a return of principal at the maturity date.

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Credit-linked securities are typically privately negotiated transactions between two or more parties. The issuer of the credit-linked security will usually be a financial institution or a special purpose vehicle established by a financial institution. An Underlying Fund bears the risk that the issuer of the credit-linked security will default or become bankrupt. An Underlying Fund bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked security.

Credit-linked securities are also subject to the credit risk of the corporate credits underlying the credit default swaps. If one or more of the credit events agreed upon in the credit default swap occurs with respect to one or more of the underlying corporate credits and the credit default swap is physically-settled, an Underlying Fund may receive physical delivery of the security or loan that is subject to the relevant credit event, and the Underlying Fund’s principal investment would be reduced by the corresponding face value of the security or loan that is the subject of the credit event. In instances where the underlying credit default swap is cash-settled on the occurrence of a credit event, an Underlying Fund’s principal investment would be reduced typically by the face value of the security or loan in respect of which the applicable credit event has occurred, and the Underlying Fund would not receive physical delivery of the loan or security that was the subject of the relevant credit event.

The market for credit-linked securities may be, or suddenly can become, illiquid. Indeed, often credit-linked securities are subject to significant restrictions on transfer thereby enhancing the illiquidity of such securities. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked securities. In certain cases, a market price for a credit-linked security may not be available. The value of the credit-linked security will typically increase or decrease with any change in value of the underlying collateral, if any, held by the issuer and the credit default swap. Further, in cases where the credit-linked security is structured such that the payments to an Underlying Fund are based on amounts received in respect of, or the value of performance of, any reference obligation specified in the terms of the relevant credit default swap, fluctuations in the value of such reference obligation or the performance of the related reference entity may affect the value of the credit-linked security.

An investment in credit-linked securities involves reliance on the counterparty to the swap entered into with the issuer to make periodic payments to the issuer under the terms of the credit default swap. Any delay or cessation in the making of such payments may be expected in certain instances to result in delays or reductions in payments to an Underlying Fund as investor in such credit-linked securities. Additionally, credit-linked securities are typically structured as limited recourse obligations of the issuer of the securities such that the securities issued will usually be obligations solely of the issuer and will not be obligations or responsibilities of any other person.

Credit Default Swaps.

Certain Underlying Funds may also engage in credit default swaps to (a) protect against credit risks associated with investing in certain companies (each, as used in this risk discussion, a “reference entity”) and (b) to sell protection to a counterparty against credit risks associated with a reference entity. In a credit default swap, an Underlying Fund would, if buying protection, enter into an agreement with a counterparty whereby, if the transaction is to be cash settled, the counterparty agrees to compensate the Underlying Fund for the loss in market value of its investment in the reference entity in the event the reference entity experiences a credit event, such as a material loan or bond default, restructuring or bankruptcy. Alternatively, if the transaction were to be physically settled, the counterparty would agree that if a specified credit event occurs, it would take delivery of the investment and pay to the Underlying Fund an amount equal to the face value of the investment. In exchange for this risk protection, the Underlying Fund would pay the counterparty a fixed premium over the specified life of the swap contract. In instances where the Underlying Fund sells protection, the Underlying Fund would be compensated for assuming the transfer of credit risk from the counterparty by receiving a fixed premium over the life of the transaction. An Underlying Fund would be required to compensate the counterparty for the loss in market value of its investment if the reference entity suffered a credit event and the credit default swap were to be cash-settled. In the event that the transaction were to be physically settled on the occurrence of a specified credit event with respect to the reference entity, the Underlying Fund would be required to take physical delivery of the designated investment and would pay to the counterparty an amount equal to the face value of such investment. Credit default swaps involve significant risks, including the risk of loss associated with the failure of the counterparty to perform its obligations under the swap contract. In the event of counterparty default, the Underlying Fund would have rights solely against the counterparty and will have no recourse against the reference entity as a result of the counterparty default.

See “Futures Contracts, Options Transactions, and Swap Transactions” for additional risks associated with swap transactions.

Currency Transactions.

Those Underlying Funds that may engage in currency transactions do not expect to engage in currency transactions for the purpose of hedging against declines in the value of the Funds’ assets that are denominated in a foreign currency. The Funds may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.

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A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If BGFA utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of an Underlying Fund’s return with the performance of its underlying index and may lower the Underlying Fund’s return. An Underlying Fund could experience losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, an Underlying Fund could incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

Diversification and Concentration.

Certain of the Underlying Funds are “diversified funds.” A diversified fund is one that, with respect to 75% of its total assets (excluding cash and cash items, government securities, and securities of other investment companies), does not invest more than 5% of its total assets in securities of any one issuer and does not acquire more than 10% of the outstanding voting securities of any one issuer. The remaining 25% of a diversified Fund’s assets may be invested in any manner.

Other Underlying Funds are classified as “non-diversified” for purposes of the 1940 Act. A “non-diversified” classification means that an Underlying Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer may dominate the Underlying Fund’s underlying index and, consequently, the Underlying Fund’s investment portfolio. This may adversely affect the Underlying Fund’s performance or subject the Underlying Fund’s shares to greater price volatility than that experienced by more diversified investment companies.

In addition, an Underlying Fund may concentrate its investments in a particular industry or group of industries. The securities of issuers in particular industries may dominate the Underlying Fund’s underlying index and consequently the Underlying Fund’s investment portfolio. This may adversely affect the Underlying Fund’s performance or subject the Underlying Fund’s shares to greater price volatility than that experienced by less concentrated investment companies.

Each Underlying Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a “regulated investment company” for purposes of the Internal Revenue Code, and to relieve the Underlying Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of an Underlying Fund and make it less likely that the Underlying Fund will meet its investment objective.

Floating- and Variable-Rate Obligations.

Certain of the Underlying Funds may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. The floating- and variable-rate instruments that the Underlying Funds may purchase include certificates of participation in such instruments. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

Certain of the Underlying Funds may purchase floating- and variable-rate obligations. Those Underlying Funds may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, as determined in accordance with Rule 2a-7 of the 1940 Act. Variable rate demand notes include master demand notes that are obligations that permit an Underlying Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Underlying Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

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These obligations are direct lending arrangements between the lender and borrower. There may not be an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, an Underlying Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and an Underlying Fund may invest in obligations that are not so rated only if BGFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Underlying Fund may invest. BGFA, on behalf of an Underlying Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Underlying Fund’s portfolio.

Foreign Securities; Emerging Markets Securities.

Certain of the Underlying Funds may invest in certain securities of non-U.S. issuers. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or potentially confiscatory taxation or war, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, potential restrictions of the flow of international capital, generally less liquid and less efficient securities markets, generally greater price volatility, less publicly available information about issuers, the imposition of withholding or other taxes, higher transaction and custody costs, delays and risks attendant in settlement procedures, difficulties in enforcing contractual obligations, lesser liquidity and significantly smaller market capitalization of most non-U.S. securities markets, more substantial government interference with the economy and transaction costs of foreign currency conversions. Foreign issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy with respect to growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.

Obligations of Foreign Governments, Supranational Entities and Banks. Certain of the Underlying Funds may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by BGFA to be of comparable quality to the other obligations in which the Underlying Fund may invest. Certain of the Underlying Funds may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank and the InterAmerican Development Bank. The percentage of an Underlying Fund’s assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

Certain of the Underlying Funds may invest a portion of its total assets in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

Certain of the Underlying Funds may purchase publicly traded common stocks of foreign corporations. To the extent an Underlying Fund invests in securities of foreign issuers, the Underlying Fund’s investment in such securities may also be in the form of American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively “Depositary Receipts”). Depositary Receipts are receipts, typically issued by a bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other Depositary Receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designated for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. An Underlying Fund may invest in Depositary Receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interestholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

Some foreign markets in which the Underlying Funds invest are considered to be emerging markets. Investment in these emerging markets subjects an Underlying Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market.

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Investments in Certain Equity Markets.

Brief descriptions of certain equity markets in which certain of the Underlying Funds are invested are provided below.

The Brazilian Equity Markets

General Background. Formally established in 1845, the Rio de Janeiro exchange, or BVRJ (Bolsa de Valores de Rio de Janeiro) is the oldest exchange in Brazil, but is overshadowed by the Sao Paulo exchange, called Bolsa de Valores de Sao Paulo (“BOVESPA”), which is the largest and accounts for about 90% of trading activity. The BOVESPA was founded in 1890 and today acts as the center of integration for the nine regional stock exchanges: São Paulo, Rio de Janeiro, Minas-Espírito Santo-Brasília, Extremo Sul, Santos, Bahia-Sergipe-Alagoas, Pernambuco and Paraíba, Paraná and the Bolsa. All are linked with one another making it possible to settle transactions done on one exchange using the services of the other. The SOMA (Sociedade Operadora do Mercado de Ativos) manages the over-the-counter market organized in Brazil through an electronic system of negotiation. Government securities, corporate bonds, and money market instruments are traded in the open market. The Bolsa de Mercdorias & de Futuros (the “BM&F”), in Sao Paulo, is Brazil’s futures exchange. Options on the futures also are traded, but are less liquid. BM&F is the clearinghouse for all transactions. The financial market is regulated by three main bodies: the National Monetary Council, or CMN (Conselho Monetario Nacional); the Central Bank (Banco Central do Brasil), and the Securities Commission, or CVM (Comissao de Valores Mobiliarios).

Reporting, Accounting and Auditing. Brazilian reporting, auditing and accounting standards differ from U.S. standards. In general, Brazilian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the Brazilian equity markets was approximately US$167 billion as of September 30, 2005.

Chief Industries. Brazil’s chief industries are textiles, shoes, chemicals, cement, lumber, iron ore, tin, steel, aircraft, motor vehicles and parts, other machinery, and equipment.

Chief Imports. Brazil’s chief imports consist of machinery, electrical and transport equipment, chemical products and oil.

Chief Exports. Brazil’s chief exports consist of transport equipment, iron ore, soybeans, footwear, coffee, and autos.

Gross Domestic Product. Brazil’s GDP annual percent change was 1.0% for the year ended September 30, 2005.

Consumer Price Inflation. Brazil’s CPI annual percent change was 6.0% for the year ended September 30, 2005.

Unemployment Rate. Brazil’s unemployment rate was 9.6% for the year ended September 30, 2005.

The Malaysian Equity Markets

General Background. The securities industry in Malaysia dates back to the early 1930’s. Kuala Lumpur and Singapore were a single exchange until 1973 when they separated and the Kuala Lumpur Stock Exchange (the “KLSE”) was formed. The KLSE operated under a provisional set of rules until 1983 when a new Securities Industry Act came into force. As of September 30, 2005, 642 companies were listed on the KLSE main board. A Second Board, established in 1988, allows smaller companies to tap additional capital. There were 265 companies listed on the Second Board as of September 30, 2005. On June 11th of 2001 the Malaysia Derivatives Exchange (MDEX) was launched offering a wide range of derivative products. In March of 2002 a third stock market was launched in Malaysia, the MESDAQ. Over the years, the KLSE’s close links with the Stock Exchange of Singapore (the “SES”) has rendered it very vulnerable to developments in Singapore. Consequently, the Government decided, as a matter of national policy, on a delisting of Malaysian incorporated companies from the SES. This was effected on January 1, 1990.

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A similar move was made by Singapore, resulting in the delisting of all Singapore companies on the KLSE on January 1, 1990. There are two main stock indices in Malaysia. The wider ranging KLSE Composite represents 80 companies. The New Straits Times Industrial Index is an average of 30 industrial stocks.

Malaysian currency volatility and general economic deterioration led to the imposition of stringent capital controls in September 1998, including a one year prohibition on repatriation of capital and an indefinite prohibition on free transfers of securities. The prohibition on repatriation of capital was removed in February 1999 but the controls have adversely impacted foreign investors, including the Fund, which suspended creations in response to the controls. This adversely affected the trading market for the shares of the iShares MSCI Malaysia Index Fund.

Reporting, Accounting and Auditing. Malaysian reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Malaysian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the Malaysian equity markets was approximately US$49 billion as of September 30, 2005.

Chief Industries. Peninsular Malaysia’s main industries are rubber and oil palm processing and manufacturing, light manufacturing industry, electronics, tin mining and smelting, logging and processing timber. Sabah’s main industries are logging, and petroleum production. Sarawak’s main industries are agriculture processing, petroleum production and refining, and logging.

Chief Imports. Malaysia’s chief imports consist of electronics, machinery, petroleum products, plastics, vehicles, iron and steel and iron and steel products, and chemicals.

Chief Exports. Malaysia’s chief exports consist of electronic equipment, petroleum and liquefied natural gas, wood and wood products, palm oil, rubber, textiles, and chemicals.

Gross Domestic Product. Malaysia’s GDP annual percent change was 5.3% for the year ended September 30, 2005.

Consumer Price Inflation. Malaysia’s CPI annual percent change was 3.4% for the year ended September 30, 2005.

Unemployment Rate. Malaysia’s unemployment rate was 3.5% for the year ended December 31, 2004.

The Mexican Equity Markets

General Background. There is only one stock exchange in Mexico, the Bolsa Mexicana de Valores (the “BMV”), which was established in 1894 and is located in Mexico City. The stock exchange is a private institution legally incorporated as a limited company with variable capital that operates under a concession from the Ministry of Finance and Public Credit and it governed by the Mexican Securities Market Act. The National Banking and Securities Commission (the “CNV”) supervises the stock exchange. The Mexican exchange operates primarily via the open outcry method. However, firm orders in writing can supersede this system, provided there is a perfect match of the details of a buy and sell order. Executions on the exchange can be done by members only. Membership of the stock exchange is restricted to Casas de Bolsa brokerage houses and Especialistas Bursatiles (stock exchange specialists).

Reporting, Accounting and Auditing. Mexican reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Mexican corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the Mexican equity markets was approximately US$94 billion as of September 30, 2005.

Chief Industries. Mexico’s chief industries are food and beverages, tobacco, chemicals, iron and steel, petroleum, mining, textiles, clothing, motor vehicles, consumer durables, and tourism.

Chief Imports. Mexico’s chief imports consist of metalworking machines, steel mill products, agricultural machinery, electrical equipment, car parts for assembly, repair parts for motor vehicles, aircraft, and aircraft parts.

Chief Exports. Mexico’s chief exports consist of manufactured goods, oil and oil products, silver, fruits, vegetables, coffee, and cotton.

Gross Domestic Product. Mexico’s GDP annual percent change was 3.3% for the year ended September 30, 2005.

Consumer Price Inflation. Mexico’s CPI annual percent change was 3.5% for the year ended September 30, 2005.

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Unemployment Rate. Mexico’s unemployment rate was 3.7% for the year ended September 30, 2005.

The South African Equity Markets

General Background. The Johannesburg Stock Exchange (the “JSE”), the only stock exchange in South Africa, was initially founded in 1887. The JSE operates an equities market. However, many of the members of the JSE also participate in the trading of bonds and financial futures, with traditional options traded on an OTC basis. Introduced in November 1995, corporate limited liability membership with ownership by non-stockbrokers was established to supplement the present membership of partnerships, unlimited liability corporate members or sole traders. Foreigners are allowed by the JSE to operate as member firms.

Reporting, Accounting and Auditing. South African reporting, accounting and auditing standards differ substantially from U.S. standards. In general, South African corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the South African equity markets was approximately US$162 billion as of September 30, 2005.

Chief Industries. South Africa’s chief industries consist of mining (it is the world’s largest producer of platinum, gold, chromium), automobile assembly, metal working, machinery, textile, iron and steel, chemicals, fertilizer and foodstuffs.

Chief Imports. South Africa’s chief imports consist of machinery, foodstuffs and equipment, chemicals, petroleum products and scientific instruments.

Chief Exports. South Africa’s chief exports consist of gold, diamonds, platinum, other metals, minerals, machinery and equipment.

Gross Domestic Product. South Africa’s GDP annual percent change was 4.9% for the year ended September 30, 2005.

Consumer Price Inflation. South Africa’s CPI annual percent change was 4.4% for the year ended September 30, 2005.

Unemployment Rate. South Africa’s unemployment rate was 26.5% for the year ended March 31, 2005.

The South Korean Equity Markets

General Background. After the formation of South Korea in 1948, the government issued Farmland Compensation Bonds to landowners in exchange for their farmland, and Kunkuk Bonds to cover their financial debt. The Daehan Stock Exchange was established in 1956 to enable trading of these bonds. The South Korea Stock Exchange was established several years later. The government enacted the Securities and Exchange Law in January 1962 as part of the First Five Year Economic Plan. The law was intended to help South Korean companies arrange funds for economic development by using the stock market. Within a year the market boomed and crashed.

The Securities and Exchange Law was amended in April 1962 to impose stricter regulatory measures on the operation of the securities market. The stock exchange became a non-profit, government-owned corporation called the South Korea Stock Exchange. However, the securities market was unable to overcome the aftermath of the crash and entered a period of inactivity.

In 1967, as part of the Second Five Year Economic Plan, the government encouraged the public to invest in the stock market by increasing the number of listed companies and the acceptability of equity shares. Tax advantages were given to companies that went public. Further legislation was passed in 1972 to encourage share flotation in the belief that corporations would reduce their high financing costs by converting bank loans into share capital.

As a result of these market measures, the number of listed companies started to increase. The Securities and Exchange Commission and its executive body, the Securities Supervisory Board, were established to strengthen investor protection.

The South Korea Securities Settlement Corporation, since renamed the South Korea Depository Corporation (KSD), was set up in 1974 to act as the clearing agent for the stock exchange and as the central depository. In 1977, the South Korea Securities Computer Corporation was established as an electronic data processing center for the securities industry to enable members to transmit orders directly to the trading floor.

In 1981, the government announced its long-term plans for opening the South Korean securities market to foreigners. International investment trusts were established and the South Korea Fund and the South Korea Europe Fund were incorporated overseas. In 1985, the government began to allow some domestic corporations to issue convertible bonds, bonds with warrants and depository receipts overseas. The government also eased controls to allow domestic institutional investors to invest in foreign securities. In December 1988, a new, detailed plan was put forward for the internationalization of the capital market from 1989 to 1992. A more open capital market was proposed to improve the financial structure of domestic firms and to strengthen their international competitiveness. The firms would be given access to an expanded and revitalized domestic capital market and cheaper sources of financing in the international markets. The stock market began to be opened to foreign investors in January 1992.

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Reporting, Accounting and Auditing. South Korean reporting, accounting and auditing standards differ substantially from U.S. standards. In general, South Korean corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the South Korean equity markets was approximately US$268 billion as of September 30, 2005.

Chief Industries. South Korea’s chief industries are electronics, financial services, telecommunications, automobile production, chemicals, shipbuilding and repair and steel.

Chief Imports. South Korea’s chief imports consist of machinery and equipment, oil, organic chemicals, plastics and transport equipment.

Chief Exports. South Korea’s chief exports consist of semiconductors, wireless telecommunications equipment, motor vehicles, computer equipment, steel, ships, and petrochemicals.

Gross Domestic Product. South Korea’s GDP annual percent change was 4.5% for the year ended September 30, 2005.

Consumer Price Inflation. South Korea’s CPI annual percent change was 2.7% for the year ended September 30, 2005.

Unemployment Rate. South Korea’s unemployment rate was 4.0% for the year ended September 30, 2005.

The Taiwanese Equity Markets

General Background. The Taiwan Stock Exchange, located in Taipei, is the only stock exchange in Taiwan. Its roots can be traced to the Land Reform Movement of 1953. The government bought tracts of land from large landowners and paid for them with bonds and shares in government-owned companies. The need to trade those shares and bonds gradually bred the formation of a fledging over-the-counter market. As the economy prospered, the importance of a securities market was recognized. The government established the Securities Market Research Committee to study the feasibility of a formal stock market. Consequently, the Securities and Exchange Commission was established on September 1, 1960, as a department of the Ministry of Finance. The Taiwan Stock Exchange (the “TSE”) was founded a year later and officially commenced operation in February 1962.

In the exchange’s first year, there were 18 listed companies with an average trading volume of TWD 1,647,760. By 1963, there were 23 listed companies; by 1980, there were 100; and by 2004 there were 669. As listings steadily increased, the market remained stable for several years. Since then, the number of brokerage firms has multiplied and limitations on foreign investors have recently been relaxed.

Reporting, Accounting and Auditing. Taiwanese reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Taiwanese corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the Taiwanese equity markets was approximately US$218 billion as of September 30, 2005.

Chief Industries. Taiwan’s chief industries are electronics, petroleum refining, chemicals, textiles, iron and steel, machinery, cement, and food processing.

Chief Imports. Taiwan’s chief imports consist of machinery and electrical equipment, minerals, and precision instruments.

Chief Exports. Taiwan’s chief exports consist of machinery and electrical equipment, metals, textiles, plastics, and chemicals.

Gross Domestic Product. Taiwan’s GDP annual percent change was 2.4% for the year ended September 30, 2005.

Consumer Price Inflation. Taiwan’s CPI annual percent change was 3.2% for the year ended September 30, 2005.

Unemployment Rate. Taiwan’s unemployment rate was 4.0% for the year ended September 30, 2005.

Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions.

Certain of the Underlying Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although an Underlying Fund will generally purchase securities with the intention of acquiring them, the Underlying Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by BGFA.

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Funding Agreements.

Certain of the Underlying Funds may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser.

Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity and may have either a fixed, variable or floating interest rate that is based on an index and guaranteed for a fixed time period. An Underlying Fund will purchase short-term funding agreements only from banks and insurance companies that, at the time of purchase, are rated in one of the three highest rating categories by a nationally recognized statistical ratings organization (“NRSRO”).

The secondary market, if any, for these funding agreements is limited; thus, such investments purchased by an Underlying Fund may be treated as illiquid. If a funding agreement is determined to be illiquid it will be valued at its fair market value as determined by procedures approved by the Underlying Fund’s Board of Trustees.

Futures Contracts, Options Transactions, and Swap Transactions.

Certain of the Underlying Funds may enter into futures contracts and may purchase and write (i.e., sell) options and options on futures contracts. A futures contract is an agreement between two parties, a buyer and a seller, to exchange a specified amount of a specific commodity, index or financial instrument at a specific price on a specific date in the future. Upon entering into a futures contract, an Underlying Fund will be required to deposit with the broker an amount of cash or cash equivalents known as “initial margin,” which is in the nature of a performance bond or good faith deposit on the contract and is returned to the Underlying Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index, commodity or instrument underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, an Underlying Fund may elect to close the position by taking an opposite position, which will operate to terminate the Underlying Fund’s existing position in the contract. An option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. A call option gives a holder the right to purchase a specific security at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security at a specified price within a specified period of time. The initial purchaser of a call option pays the “writer” a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. An Underlying Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. An Underlying Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase. Options on futures contracts are similar to options on securities or currencies except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. An Underlying Fund may purchase and write put and call options on futures contracts that are traded on a U.S. or foreign exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected. Futures contracts and options on futures contracts are standardized and traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts are subject to market risk (i.e., exposure to adverse price changes). In other words, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the future and the movement in the underlying commodity index or instrument. In the event of adverse price movements, an Underlying Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Underlying Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. An Underlying Fund also may be required to deliver the instruments underlying the future contracts it has sold. In addition, in employing futures contracts as a hedge against cash market price volatility, futures prices may correlate imperfectly with the prices of securities held by an Underlying Fund. Similarly, in employing futures contracts as a substitute for purchasing the designated underlying securities, the performance of the futures contract may correlate imperfectly with the performance of the direct investments for which the futures contract is a substitute. There is also the risk of loss by an Underlying Fund of margin deposits in the event of bankruptcy of a broker with whom the Underlying Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by BGFA as to anticipated trends, which predictions could prove to be incorrect.

Although an Underlying Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the

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futures market could result in price fluctuations. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting an Underlying Fund to substantial losses. If it is not possible, or if an Underlying Fund determines not to close a futures position in anticipation of adverse price movements, the Underlying Fund will be required to make daily cash payments on variation margin.

Upon the exercise of an option on a futures contract, the writer of the option delivers to the holder of the option the futures position and the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily and that change would be reflected in the net asset value of an Underlying Fund. The potential for loss related to writing options is unlimited.

Each Underlying Fund has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5, and, therefore, the Underlying Funds will not be subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

An Underlying Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Underlying Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Underlying Fund’s investment objective and legally permissible for the Underlying Funds.

Stock Index Futures and Options on Stock Index Future.

Certain of the Underlying Funds may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. An index futures contract is a standardized agreement between two parties that commits one party to buy and the other party to sell a stipulated quantity of a market index at a set price on or before a given date in the future. The seller never actually delivers “shares” of the index or shares of all the stocks in the index. Instead, the buyer and the seller settle the difference between the contract price and the market price in cash on the agreed-upon date – the buyer paying the difference if the actual price is lower than the contract price and the seller paying the difference if the actual price is higher. An Underlying Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

An option on a stock index is similar to an option on a stock except that expiration cycles vary either monthly or quarterly and the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed “index multiplier.” Receipt of this cash amount depends upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiplier. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset a position in stock index options prior to expiration by entering into a closing transaction on an exchange or the writer may let the option expire unexercised.

Interest-Rate and Index Swaps.

The Underlying Funds may enter into interest-rate and index swaps. Interest-rate swaps involve the exchange by an Underlying Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps (sometimes referred to as total return swaps) involve the exchange by an Underlying Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include, but are not limited to, dividends or income. In each case, the exchange of commitments can involve payments to be made in the same currency or in different currencies. If there is a default by the other party to such a transaction, an Underlying Fund will have contractual remedies pursuant to the agreements related to the transaction. The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions.

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Swap transactions generally do not involve the delivery of securities or other underlying assets or principal. If an Underlying Fund enters into a swap transaction, cash or securities may be posted by or to the Underlying Fund as collateral in accordance to the terms of the swap agreement. Upon early termination of a swap agreement due to an event of default or termination event with respect to the Underlying Fund or other party, the risk of loss to the Underlying Fund would generally be limited to the net amount of payments that the Underlying Fund is contractually obligated to make if, after exercising in accordance with the swap agreement the rights with respect to early close-out of the swap transaction or swap transactions, it is determined that the Underlying Fund would be obligated to make a net payment with respect to the swap transaction or swap transactions. In the event the other party to the swap transaction or swap transactions were to owe a net amount to the Underlying Fund upon an early termination of the swap agreements as described above, the Underlying Funds could be exposed to the risk of loss in the event that any collateral held by the Underlying Fund would be insufficient.

High Yield Securities.

Certain of the Underlying Funds may invest in high-yield securities. These securities are generally not exchange traded and, as a result, trade in a smaller secondary market than exchange-traded bonds. In addition, certain of the Underlying Funds may invest in bonds of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with such investments. Investing in high yield debt securities involves risks that are greater than the risks of investing in higher quality debt securities. These risks include: (i) changes in credit status, including weaker overall credit conditions of issuers and risks of default; (ii) industry, market and economic risk; (iii) interest rate fluctuations; and (iv) greater price variability and credit risks of certain high yield securities such as zero coupon and payment-in-kind securities. While these risks provide the opportunity for maximizing return over time, they may result in greater upward and downward movement of the value of an Underlying Fund’s portfolio. Furthermore, the value of high yield securities may be more susceptible to real or perceived adverse economic, company or industry conditions than is the case for higher quality securities. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Adverse market, credit or economic conditions could make it difficult at certain times to sell certain high yield securities held by an Underlying Fund.

Illiquid Securities.

Certain of the Underlying Funds may invest up to 15% (except that BGIF Institutional Money Market Fund may invest only up to 10%) of the value of their respective net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with their respective investment objectives. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating- and variable-rate demand obligations as to which an Underlying Fund cannot exercise a demand feature on not more than seven days’ notice and as to which there is no secondary market and repurchase agreements providing for settlement more than seven days after notice.

Inflation-Protected Obligations.

Certain of the Underlying Funds invest almost exclusively in inflation-protected public obligations of the U.S. Treasury, commonly known as “TIPS.” TIPS are a type of U.S. government obligation issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation - a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

Investment Companies, REITs.

The Underlying Funds may invest in the securities of other investment companies (including money market funds) and certain of the Underlying Funds may invest in real estate investment trusts (“REITs”) to the extent allowed by law. Under the 1940 Act, an Underlying Fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Underlying Fund’s total assets with respect to any one investment company and (iii) 10% of the Underlying Fund’s total assets of investment companies in the aggregate. Other investment companies in which an Underlying Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Underlying Fund.

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The BGIF Institutional Money Market Fund may invest in shares of other investment companies that invest exclusively in high-quality short-term securities to the extent permitted under the 1940 Act. An Underlying Fund may invest its assets in shares of money market funds affiliated with BGFA pursuant to an exemptive order from the SEC.

An Underlying Fund may purchase shares of ETFs. An Underlying Fund may purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts – to obtain relatively low-cost exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Underlying Fund. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. An Underlying Fund may also purchase ETF shares for other purposes, including improving its ability to track its underlying index. An Underlying Fund may invest in shares of ETFs that are advised by BGFA.

The iShares MSCI Emerging Markets Index Fund, in order to improve its portfolio liquidity and its ability to track the MSCI Emerging Markets Index, may invest up to 10% of its assets in shares of other iShares Funds, which are ETFs advised by BGFA that seek to track the performance of equity securities in constituent countries of the MSCI Emerging Markets Index. BGFA will not charge advisory fees on that portion of the iShares MSCI Emerging Market Index Fund’s assets invested in shares of other iShares Funds.

An investment in an iShares Fund that invests in foreign countries involves risks similar to those of investing in a broad-based portfolio of equity securities traded on exchanges in the respective countries covered by the individual iShares Fund. These risks include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in securities issued by companies domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor’s local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country’s currency. See “Foreign Securities; Emerging Markets” above.

Loans of Portfolio Securities.

Each Underlying Fund may lend portfolio securities in the same manner as the Master Portfolios, as described above.

Letters of Credit.

Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which certain of the Underlying Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies that, in the opinion of BGFA, are of comparable quality to issuers of other permitted investments of an Underlying Fund may be used for letter of credit-backed investments.

Loan Participation Agreements.

Certain of the Underlying Funds may purchase interests in loan participations that typically represent direct participation in a loan to a corporate borrower, and generally are offered by an intermediary bank or other financial institution or lending syndicate. Under these loan participation arrangements, an Underlying Fund will have the right to receive payments of principal, interest and any fees to which it is entitled from the bank selling the loan participation upon receipt by the bank of the payments from the borrower. The borrower in the underlying loan will be deemed to be the issuer of the participation interest except to the extent the Underlying Fund derives its rights from the intermediary bank that sold the loan participation. Such loans must be to issuers in whose obligations the Underlying Fund may invest. Any participation purchased by an Underlying Fund must be sold by an intermediary bank in the United States.

Because the bank issuing the loan participation does not guarantee the participation in any way, the participation is subject to the credit risks associated with the underlying corporate borrower. In addition, it may be necessary, under the terms of the loan participation, for an Underlying Fund to assert its rights against the underlying corporate borrower, in the event that the underlying corporate borrower should fail to pay principal and interest when due. Thus, an Underlying Fund could be subject to delays, expenses, and risks that are greater than those that would have been involved if the Underlying Fund had purchased a direct obligation of the borrower. Moreover, under the terms of the loan participation, an Underlying Fund may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the Underlying Fund also may be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation might be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the issuing bank.

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The secondary market, if any, for these loan participation interests is limited; thus, such participations purchased by an Underlying Fund may be treated as illiquid. If a loan participation is determined to be illiquid, it will be valued at its fair market value as determined by procedures approved by the Underlying Fund’s Board of Trustees.

Mortgage Securities.

Mortgage securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (or “CMOs”), make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the “principal-only” security (PO) receives the principal payments made by the underlying mortgage, while the holder of the “interest-only” security (IO) receives interest payments from the same underlying mortgage.

The value of mortgage securities may change due to shifts in the market’s perception of the creditworthiness of issuers and changes in interest rates. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk. Prepayment risk is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security’s effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities. In addition, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage Pass-Through Securities.

Certain of the Underlying Funds may invest in mortgage pass-through securities which are a category of pass-through securities backed by pools of mortgages and issued by the Government National Mortgage Association (“GNMA”), or by one of several U.S. government-sponsored enterprises, such as the Federal National Mortgage Association (“FNMA”), or Federal Home Loan Mortgage Corporation (“FHLMC”), or the Federal Home Loan Banks (“FHLBs”). In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a “pool” consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.

A significant portion of the Lehman Brothers U.S. Aggregate Index (the “Lehman Aggregate Index”) (recently, about 33%) represents the U.S. agency mortgage pass-through segment of the U.S. investment grade bond market. Therefore, a substantial portion of the iShares Lehman Aggregate Bond Fund is invested to seek exposure to a representative sample of U.S. agency mortgage pass-through securities. The portion of the Lehman Aggregate Index representing the mortgage pass-through segment of the U.S. investment grade bond market is comprised of multiple pools of mortgage pass-through securities.

An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome. For these and other reasons, an Underlying Fund may obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of “to-be-announced” or “TBA transactions.” “TBA” refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines that establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to settlement date. An Underlying Fund may use TBA transactions in several ways. For example, an Underlying Fund may regularly enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a “TBA roll.” In a “TBA roll” an Underlying Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into

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a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, an Underlying Fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Default by or bankruptcy of a counterparty to a TBA transaction would expose an Underlying Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, an Underlying Fund will enter into TBA transactions only with established counterparties (such as major broker-dealers) and BGFA will monitor the creditworthiness of such counterparties. The use of “TBA rolls” may cause an Underlying Fund to experience higher portfolio turnover and to pay higher capital gain distributions, which may result in larger amounts of short-term capital gains allocable to interestholders.

The iShares Lehman Aggregate Bond Fund intends to invest cash pending settlement of any TBA transactions in money market instruments, repurchase agreements or other high-quality, liquid short-term instruments, including money market funds affiliated with BGFA.

Municipal Securities.

Certain of the Underlying Funds may invest in municipal securities. Municipal securities are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of a municipal security issuer to make payments on that security could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. Municipal securities in which the Underlying Funds may invest include, but are not limited to, municipal lease obligations and securities issued by entities whose underlying assets are municipal bonds.

In addition, certain of the Underlying Funds may invest in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every 7 to 35 days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

The BGIF Institutional Money Market Fund may invest in ‘high-quality’ long-term municipal bonds, municipal notes and short-term commercial paper, with remaining maturities not exceeding 397 calendar days.

Participation Interests.

An Underlying Fund may invest in participation interests in any type of security in which the Underlying Fund may invest. A participation interest gives an Underlying Fund an undivided interest in the underlying securities in the proportion that the Underlying Fund’s participation interest bears to the total principal amount of the underlying securities.

Repurchase Agreements.

An Underlying Fund may enter into repurchase agreements with certain counterparties. Repurchase agreements involve an agreement to purchase financial instruments and to resell those instruments back to the same counterparty at an agreed-upon date and price, which price reflects a rate of interest unrelated to a coupon rate or maturity of the purchased instruments. The value of the instruments purchased may be more or less than the price at which the counterparty has agreed to repurchase them. As protection against the risk that the counterparty will not fulfill its obligation, the instruments are marked to market daily and are maintained at a value at least equal to the sale price plus the accrued incremental amount. Delays or losses could result if the counterparty to the repurchase agreement defaults or becomes insolvent. An Underlying Fund will only engage in repurchase agreements with counterparties whose creditworthiness has been reviewed and found satisfactory by BGFA.

Restricted Securities.

Restricted securities are subject to legal restrictions on their sale. Difficulty in selling restricted securities may result in a loss or be costly to an Underlying Fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended or in a registered public offering. Where registration is required, the restricted security’s holder may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time the holder decides to seek registration and the time the holder may be permitted to sell a security under an effective registration statement. If, during that period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

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Reverse Repurchase Agreements.

Certain of the Underlying Funds may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally the effect of such transactions is that an Underlying Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Underlying Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if an Underlying Fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and an Underlying Fund intends to use the reverse repurchase technique only when BGFA believes it will be advantageous to an Underlying Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of an Underlying Fund’s assets. The custodian bank will maintain a separate account for the Underlying Fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

Short-Term Instruments.

Each Underlying Fund may invest in short-term instruments in the same manner as the Master Portfolios, as described above.

Unrated Investments.

The BGIF Institutional Money Market Fund may purchase instruments that are not rated if, in the opinion of BGFA, such obligations are of investment quality comparable to other rated investments that are permitted for purchase by the Fund, if they are purchased in accordance with the Fund’s procedures adopted by the Trust’s Board of Trustees in accordance with Rule 2a-7 under the 1940 Act. Such procedures require approval or ratification by the Board of Trustees of the purchase of unrated securities. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require an immediate sale of such security by the Fund provided that, when a security ceases to be rated, BGFA determines that such security presents minimal credit risks and, provided further that, when a security rating is downgraded below the eligible quality for investment or no longer presents minimal credit risks, BGFA finds that the sale of such security would not be in the Fund’s shareholder’s best interest.

To the extent the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its registration statement.

U.S. Government Obligations.

Certain of the Underlying Funds may invest a portion of their assets in U.S. Government obligations and may make such investments in the same manner as the Master Portfolios, as described above.

Warrants.

A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specified amount of the corporation’s capital stock at a set price for a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities.

PORTFOLIO HOLDINGS INFORMATION

The Boards of Trustees of the Trust and MIP have adopted a policy regarding the disclosure of portfolio holdings information that requires that such information be disclosed in a manner that (a) is consistent with applicable legal requirements and in the best interests of each LifePath Portfolio’s and Master Portfolio’s respective shareholders or interestholders, as applicable; (b) does not put the interests of BGFA, the LifePath Portfolios’ distributor, SEI Investments Distribution Co. (the “Distributor” or “SEI”), or any affiliated person of the Trust, the Master Portfolios, the Investment Adviser or the Distributor, above those of the LifePath Portfolios’ shareholders and the Master Portfolios’ interestholders; (c) does not advantage any current or prospective LifePath Portfolio shareholders or Master Portfolio interestholders over any other current or prospective LifePath Portfolio shareholders or Master Portfolio interestholders; and (d) does not provide selective access to portfolio holdings information except pursuant to the following procedures and to the extent appropriate confidentiality arrangements and/or control mechanisms (such as by virtue of duties to the LifePath Portfolios or the Master Portfolios) limiting the use of such information are in effect. None of the LifePath Portfolios, the Master Portfolios, the Investment Adviser or BGI receive any compensation or other consideration in connection with the disclosure of portfolio holdings information pursuant to the arrangements described below.

The policy described herein only relates to the disclosure of portfolio holdings information of the Trust and the Master Portfolios.

Service Providers.

Daily access to information concerning portfolio holdings is permitted, without any lag between the date of the information and the date on which such information is disclosed, (i) to personnel of the Investment Adviser who manage the Master Portfolio’s assets (“Portfolio Managers”) or who provide administrative, operational, risk management, or other support to the Portfolio Managers (“Support Staff”), and (ii) to other personnel of the Investment Adviser and the Trust’s and Master Portfolios’ service providers, such as BGI, Investors Bank & Trust Company (“IBT”) and SEI, who deal directly with, or assist in, functions related to investment management, administration, custody, and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Master Portfolios and the LifePath Portfolios and the terms of their respective current registration statements. Portfolio Managers and Support Staff may also release and discuss portfolio holdings information with various broker-dealers, including broker-dealers affiliated with the Investment Adviser, in connection with managing the Master Portfolios’ assets and settling the Master Portfolio’s transactions, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Master Portfolios and the LifePath Portfolios and the terms of their respective current registration statements.

From time to time, portfolio holdings information may also be provided, in the ordinary course of business without any lag between the date of the information and the date on which such information is disclosed (provided that such information is provided no earlier than the close of trading on the same business day as the date of such information), to other persons and entities, including, among others, the Trust’s and the Master Portfolio’s trustees as listed above; the auditors of the Trust and the Master Portfolios; counsel to the Trust or the Master Portfolio and counsel to the Independent Trustees; pricing service vendors; proxy voting service providers; financial printers; regulatory authorities; stock exchanges and other listing organizations; rating or ranking organizations; or as otherwise required by law or regulation. The following is a list as of December 31, 2005 of all such persons and entities to which the LifePath Portfolios and the Master Portfolios have ongoing arrangements to provide portfolio holdings information and the frequency with which such information is provided: [                        ] and [                        ] as the LifePath Portfolios’ and the Master Portfolios’ rating or ranking organizations—[                        ]; and                                         ]. Any additions, modifications or deletions to the foregoing list that have occurred since December 31, 2005 are not reflected. Generally, the above persons and entities are subject to duties of confidentiality arising under law or contract that provide an adequate safeguard for such information.

Third Party Feeder Funds.

Each Master Portfolio provides portfolio holdings information to the sponsors, administrators or other service providers for feeder funds sponsored by institutions not affiliated with BGFA that invest in such Master Portfolio (each, a “third party feeder fund”) as may be necessary to (i) conduct business of the third party feeder fund in the ordinary course in a manner consistent with agreements with the third party feeder fund and the terms of the Master Portfolio’s current registration statement, or (ii) satisfy legal requirements applicable to the third party feeder fund. Such portfolio holdings information may be provided without any lag between the date of the information and the date on which such information is disclosed. Each third party feeder fund is subject to the terms and duties of confidentiality of its own portfolio holdings disclosure policy as adopted by its board of directors or trustees (which policy may be different than the Trust’s and MIP’s policy described herein), and none of BGFA, the Investment Adviser or the Board of Trustees of the Trust or MIP exercises control over any third party feeder fund’s policies. The following is a list as of December 31, 2005 of third party feeder funds and their service providers to which the Master Portfolios have ongoing arrangements to provide portfolio holdings information and the frequency with which such information is provided: [                                         ]. Any additions, modifications or deletions to the foregoing list that have occurred since December 31, 2005 are not reflected.

The Investment Adviser, BGI and the Master Portfolios may also provide portfolio holdings information to the sponsors, administrators or other service providers for a potential third party feeder fund to the extent necessary for such entities to evaluate a potential investment in the relevant Master Portfolio, subject to appropriate confidentiality arrangements limiting the use of such information to that purpose.

SEC Filings.

Each LifePath Portfolio will disclose its corresponding Master Portfolio’s complete portfolio holdings schedule in public filings with the SEC on a quarterly basis, based on the LifePath Portfolio’s fiscal year, within 60 days after the end of the calendar

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quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder.

Other Public Disclosure.

A LifePath Portfolio or its corresponding Master Portfolio may voluntarily disclose portfolio holdings information in advance of required filings with the SEC to persons and entities that make such information generally available to interested persons, such as institutional investors and their advisors and representatives. These persons and entities may make such information available through a variety of methods, including without limitation via websites, email and other forms of publication. Such portfolio holdings information may be provided without any lag between the date of the information and the date on which such information is disclosed, provided that such information is provided no earlier than the close of trading on the same business day as the date of such information. No conditions or restrictions are placed on the use of such information because the LifePath Portfolios and the Master Portfolios intend that the persons and entities to which such information is provided will make such information generally available to all interested persons. The following is a list as of December 31, 2005 of all such persons and entities to which the LifePath Portfolios or the Master Portfolios have ongoing arrangements to provide portfolio holdings information and the frequency with which such information is provided: [                                         ]. Any additions, modifications or deletions to the foregoing list that have occurred since December 31, 2005 are not reflected.

Approved Recipients.

The LifePath Portfolios’ and the Master Portfolios’ Chief Compliance Officer may authorize disclosure of portfolio holdings information pursuant to the above policy.

The Boards of Trustees of the Trust and MIP review the above policy and the procedures with respect to the disclosure of portfolio holdings information at least annually. There can be no assurance that the Trust’s and the Master Portfolios’ policy and procedures with respect to disclosure of portfolio holdings information will prevent the misuse of such information by persons that receive such information.

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MANAGEMENT

The Board of Trustees has responsibility for the overall management and operations of the LifePath Portfolios. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each Officer serves until he or she resigns, is removed, dies, retires or becomes disqualified.

BGIF, MIP, iShares Trust and iShares, Inc. are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each of Lee T. Kranefuss, an interested Trustee of BGIF, and Richard K. Lyons, an independent Trustee of BGIF, also serves as a Trustee of MIP and iShares Trust and as a Director of iShares, Inc. and oversees 126 portfolios within the fund complex. Each other Trustee of BGIF also serves as a Trustee for MIP and oversees 25 portfolios within the fund complex. Unless otherwise noted in the tables below, the address for each Trustee is 45 Fremont Street, San Francisco, California 94105.

The Trust’s Independent Trustees have designated Mr. Lyons as their Lead Trustee.

Interested Trustees & Officers

Name and Year of Birth	Position(s), Length of Service	Principal Occupation During Past Five Years	Other Public Company and Investment Company Directorships
Lee T. Kranefuss, * (1961)	Trustee (since 2001), President and Chief Executive Officer (since 2002).	Chief Executive Officer of the Intermediary Investor Business of BGI.	Trustee of MIP; Trustee of iShares Trust; and Director of iShares Inc.

Michael A. Latham, (1965)	Secretary, Treasurer and Chief Financial Officer (since 2003).	Chief Operating Officer of the Intermediary Investor Business of BGI (since 2004); Director of Mutual Fund Delivery of the Intermediary Investor Business of BGI (2000-2004); Head of Operations, BGI Europe (1997-2000).	None.

*	Lee T. Kranefuss is deemed to be an “interested person” of the Trust because he serves as Chief Executive Officer of the Intermediary Investor Business of BGI, the administrator of the LifePath Portfolios and the Master Portfolios, and the parent company of BGFA, the investment adviser of the Master Portfolios and the Underlying Funds.

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Independent Trustees

Name and Year of Birth	Position(s), Length of Service	Principal Occupation During Past Five Years	Other Public Company and Investment Company Directorships
Mary G. F. Bitterman, (1944)	Trustee (since 2001).	President (since 2004) and Director (since 2002), of the Bernard Osher Foundation; Director, Lifelong Learning Institutes (2003-2004), President and Chief Executive Officer of The James Irvine Foundation (2002-2003); President and Chief Executive Officer of KQED, Inc. (1993-2002).	Director (since 1984) and Lead Independent Director (since 2000), Bank of Hawaii; Director (since 2002) and Chairman of the Board (since 2005), PBS (Public Broadcasting Service); Director Santa Clara University (since 2004); Advisory Committee Member (since 1999), Stanford Institute for Economic Policy Research; Director (since 1998), Commonwealth Club of California, Advisory Committee Member (since 1992), Pacific Forum/ CSIS.

Jack S. Euphrat, (1922)	Trustee (since 1993).	Private Investor.	None.

Richard K. Lyons, (1961)	Trustee (since 2001) [and lead Trustee (since 2006)].	Executive Associate Dean (since 2005), Sylvan Coleman Chair in Finance (since 2004), Acting Dean (2004-2005) and Professor (since 1993), University of California, Berkeley: Haas School of Business, Consultant for IMF, World Bank, Federal Reserve Bank, and Citibank N.A. (since 2000).	Director (since 2003) of the BGI Cayman Prime Money Market Fund, Ltd.; Trustee (since 1995) and Chairman of Matthews Asian Funds (oversees 8 portfolios). Trustee (since 1995) of iShares Trust and Director (2002) of iShares Inc.

Leo Soong, (1946)	Trustee (since 2000).	President of Trinity Products LLC (since 2002); Managing Director of CG Roxane LLC (since 1989); Co-Founder of Crystal Geyser Water Co. (President through 1999).	Vice Chairman of the California Pacific Medical Center (since 2005); Director of the California State Automobile Association (since 1990); Director of the American Automobile Association (since 2002).

Committees.

There are two standing committees of the Board of Trustees—the Nominating Committee and the Audit Committee. The members of the Nominating Committee and the Audit Committee include each Trustee that is not an “interested person” of the Trust (as such term is defined in the 1940 Act) (“Independent Trustee”). The Nominating Committee is responsible for recommending to the Board persons to be nominated for election as Trustees by the interestholders or for appointment as Trustees by the sitting Trustees, when permissible. Pursuant to the rules under the 1940 Act, only Independent Trustees may select and nominate other Independent Trustees for MIP. Jack S. Euphrat serves as Chairman of the Nominating Committee. The Nominating Committee will not consider nominees recommended by shareholders. During the fiscal year ended December 31, 2005, the Nominating Committee held one meeting.

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The Audit Committee operates pursuant to a separate charter and is responsible for, among other things, overseeing the Portfolios’ accounting and financial reporting practices, reviewing the results of the annual audits of the Portfolios’ financial statements and interacting with the Portfolios’ independent auditors on behalf of the full Board. Leo Soong serves as Chairman of the Audit Committee. During the fiscal year ended December 31, 2005, the Audit Committee held four meetings.

Beneficial Equity Ownership Information.

As of December 31, 2005, Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the amount of interests in the Portfolios beneficially owned by the Trustee, and the aggregate value of all investments in equity securities within the same Family of Investment Companies, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

Dollar Range of Equity Securities in the Portfolios and

Family of Investment Companies as of December 31, 2005

Interested Trustee and Officer	LifePath Retirement Portfolio	LifePath 2010 Portfolio	LifePath 2020 Portfolio	LifePath 2030 Portfolio	LifePath 2040 Portfolio	Aggregate Dollar Range of Securities in the Family of Investment Companies
Lee T. Kranefuss

Independent Trustees	LifePath Retirement Portfolio	LifePath 2010 Portfolio	LifePath 2020 Portfolio	LifePath 2030 Portfolio	LifePath 2040 Portfolio	Aggregate Dollar Range of Securities in the Family of Investment Companies
Mary G. F. Bitterman
Jack S. Euphrat
Richard K. Lyons
Leo Soong

Ownership of Securities of Certain Entities.

As of December 31, 2005, the Independent Trustees and their immediate family members did not own any securities of the investment adviser, the placement agent, or any entity controlling, controlled by, or under common control with the investment adviser or the placement agent, unless noted above.

Compensation.

Trustees of the Trust are compensated annually by all the registrants in the Fund Complex for their services as indicated in the table below, and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Trustees are compensated by the Trust and MIP for their services as Trustees to the Trust and MIP. Richard K. Lyons also receives compensation for his services as Trustee of iShares Trust and Director of iShares, Inc. Currently, the Trustees do not receive any retirement benefits or deferred compensation from the Fund Complex.

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Compensation Table

For the Fiscal Year Ended December 31, 2005

Name of Interested Trustee	Aggregate Compensation from the Trust	Total Compensation from Fund Complex
Lee Kranefuss	$	$

Name of Independent Trustees	Aggregate Compensation from the Trust	Total Compensation from Fund Complex
Mary G. F. Bitterman	$	$
Jack S. Euphrat	$	$
Richard K. Lyons	$	$
Leo Soong	$	$

Master/Feeder Structure.

Each Portfolio seeks to achieve its investment objective by investing all of its assets into the corresponding Master Portfolio of MIP, which in turn invests in a combination of Underlying Funds. In other words, the LifePath Portfolios are “Feeder Funds” into the Master Portfolios, and the Master Portfolios in turn are “Funds of Funds.” Each LifePath Portfolio and other entities investing in a Master Portfolio are each liable for all obligations of such Master Portfolio. However, the risk of a LifePath Portfolio incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and MIP itself is unable to meet such obligations. Accordingly, the Trust’s Board of Trustees believes that neither a LifePath Portfolio nor its shareholders will be adversely affected by investing its assets in a Master Portfolio. However, if another Feeder Fund or other investor withdraws its investment from such Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Trust’s Board believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could also arise.

A LifePath Portfolio may withdraw its investment in a Master Portfolio only if the Board of Trustees determines that such action is in the best interests of such LifePath Portfolio and its shareholders. Prior to any such withdrawal, the Trust’s Board would consider alternative investments, including investing all of the LifePath Portfolio’s assets in another investment company with the same investment objective or hiring an investment adviser to manage the LifePath Portfolio’s assets in accordance with the investment policies described above with respect to the LifePath Portfolio and its corresponding Master Portfolio.

Whenever a LifePath Portfolio, as an interestholder of the corresponding Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the LifePath Portfolio will hold a meeting of its shareholders to consider such matters. Each LifePath Portfolio will cast its votes in proportion to the votes received from its shareholders. Shares for which a LifePath Portfolio receives no voting instructions will be voted in the same proportion as the votes received from the other LifePath Portfolio shareholders.

Certain policies of a Master Portfolio that are non-fundamental may be changed by vote of a majority of MIP’s Trustees without interestholder approval. If a Master Portfolio’s investment objective or fundamental or non-fundamental policies are changed, the LifePath Portfolio may elect to change its objective or policies to correspond to those of the Master Portfolio. A LifePath Portfolio also may elect to redeem its interests in the corresponding Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage its portfolio in accordance with its objective. In the latter case, a LifePath Portfolio’s inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders’ investments in the Portfolio. The LifePath Portfolios will provide shareholders with written notice 30 days prior to the implementation of any change in the investment objective of the LifePath Portfolio or the Master Portfolio, to the extent possible.

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Code of Ethics.

The Trust, BGFA and SEI have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Master Portfolios. The Codes of Ethics are on public file with, and are available from, the SEC.

Proxy Voting Policies of the Master Portfolios.

[The following is a discussion of the proxy voting policies of the corresponding Master Portfolios in which the LifePath Portfolios invest.

MIP has adopted as its proxy voting policies the proxy voting guidelines of BGFA, the investment adviser to the Master Portfolios. MIP has delegated to BGFA the responsibility for voting proxies on the portfolio securities held by the Master Portfolios. Therefore, the remainder of this section discusses BGFA’s proxy voting guidelines.

BGFA votes (or refrains from voting) proxies for the Master Portfolios in a manner that BGFA, in the exercise of its independent business judgment, concludes is in the best economic interests of the Master Portfolios. In some cases, BGFA may determine that it is in the best interests of a Master Portfolio to refrain from exercising the Master Portfolio’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities which might impose costly or time-consuming in-person voting requirements or when a security is on loan and the securities lending income outweighs the economic value of casting a vote). BGFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BGFA’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BGFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of the Master Portfolios. BGFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Master Portfolios, the Master Portfolios’ affiliates (if any), BGFA or BGFA’s affiliates, or SEI or SEI’s affiliates. When voting proxies, BGFA attempts to ensure that companies follow practices that advance their economic value and allow the market to place a proper value on their assets. With respect to certain specific issues:

•	BGFA generally supports management in the election of directors and generally supports proposals that strengthen the independence of boards of directors;

•	BGFA generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Master Portfolios investing in such issuer; and

•	BGFA generally votes against anti-takeover proposals and proposals which would create additional barriers or costs to corporate transactions.

BGFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and the Master Portfolios, the Master Portfolios’ affiliates (if any), BGFA or BGFA’s affiliates, or SEI or SEI’s affiliates, from having any influence on BGFA’s proxy voting activity. In this way, BGFA seeks to prevent conflicts of interest that might influence BGFA’s independent business judgment on how to vote on specific proxy issues (or to refrain from voting). In certain instances, BGFA may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid the influence of a potential conflict of interest or as otherwise required by applicable law. Such independent fiduciary may either (i) vote such proxy, or (ii) provide BGFA with instructions as to how to vote such proxy. In the latter case, BGFA would vote the proxy in accordance with the independent fiduciary’s instructions.

Information with respect to how BGFA voted Master Portfolio proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available: (i) without charge, upon request, by calling 1-877-244-1544; and (ii) on the SEC’s website at www.sec.gov.]

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CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 1, 2006, the shareholders identified below were known by the Trust to own 5% or more of each LifePath Portfolio’s outstanding Class I or Class R shares in the following capacity:

Class I Shares	Name and Address of Shareholder	Percentage of Portfolio	Nature of Ownership

ClassR Shares	Name and Address of Shareholder	Percentage of Portfolio	Nature of Ownership

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a Portfolio, or is identified as the holder of record of more than 25% of a Portfolio and has voting and/or investment powers, it may be presumed to control such Portfolio.

INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

Investment Adviser.

BGFA provides investment advisory services to each Master Portfolio pursuant to an investment advisory contract (the “Advisory Contract”) with MIP. Pursuant to the Advisory Contract, BGFA furnishes to MIP’s Board of Trustees periodic reports on the investment strategy and performance of each Master Portfolio.

The applicable Advisory Contract is subject to annual approval by (i) MIP’s Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting interests of such Master Portfolio, provided that in either event the continuance also is approved by a majority of Independent Trustees of MIP, by vote cast in person at a meeting called for the purpose of voting on such approval. The applicable Advisory Contract is terminable without penalty, on 60 days written notice by either party. The applicable Advisory Contract will terminate automatically, as to the relevant Master Portfolio, in the event of its assignment (as defined in the 1940 Act).

Advisory Fees.

BGFA is entitled to receive monthly fees at the annual rate of 0.35% of the average daily net assets of each Master Portfolio. BGFA has contractually agreed through April 30, 2007, to waive investment advisory fees charged to the Master Portfolios in an amount equal to the investment advisory fees charged by BGFA to the Underlying Funds in order to avoid duplication of such fees. In addition, BGI may receive fees as Administrator of certain of the Underlying Funds; however, BGFA has contractually agreed through April 30, 2007, to waive from investment advisory fees charged to the Master Portfolios an amount equal to the administration fees charged by BGI to those Underlying Funds. Any such waiver will reduce the expenses of the Master Portfolio and, accordingly, have a favorable impact on its performance.

For the periods shown below, the corresponding Master Portfolio of each LifePath Portfolio paid BGFA the following advisory fees:

Master Portfolio	Fiscal Year Ended 12/31/2003	Fiscal Year Ended 12/31/2004	Fiscal Year Ended 12/31/2005
LifePath Retirement Master Portfolio	$206,121	$105,524	$
LifePath 2010 Master Portfolio	$554,615	$258,352	$
LifePath 2020 Master Portfolio	$1,161,258	$502,996	$
LifePath 2030 Master Portfolio	$496,697	$253,651	$
LifePath 2040 Master Portfolio	$341,576	$163,444	$

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For the period shown below, BGFA waived the following advisory fees with respect to the Fund:

Master Portfolio	Fiscal Year Ended 12/31/2003	Fiscal Year Ended 12/31/2004*	Fiscal Year Ended 12/31/2005
LifePath Retirement Master Portfolio	—	$472,893	$
LifePath 2010 Master Portfolio	—	$1,177,951	$
LifePath 2020 Master Portfolio	—	$2,031,283	$
LifePath 2030 Master Portfolio	—	$1,098,621	$
LifePath 2040 Master Portfolio	—	$662,446	$

*	Fee Waivers Commenced on March 17, 2004.

Underlying Funds.

BGFA serves as investment adviser to each of the Underlying Funds, with the exception of the Barclays Global Investors Institutional Money Market Fund, which invests in a corresponding Master Portfolio advised by BGFA. Each Master Portfolio, as a shareholder of the Underlying Funds, bears a pro-rata share of the Underlying Funds’ advisory fees, which are based on aggregate net assets, as listed in the chart below. Please note that the list of Underlying Funds below is as of March 31, 2006 but BGFA may add, eliminate or replace Underlying Funds at any time.

Underlying Fund	Advisory Fee*
MIP Active Stock Master Portfolio	0.25%
MIP CoreAlpha Bond Master Portfolio	0.25%
iShares S&P 500 Index Fund	0.09%
iShares S&P MidCap 400 Index Fund	0.20%
iShares S&P SmallCap 600 Index Fund	0.20%
iShares Russell 2000 Index Fund	0.20%
iShares Russell MidCap Index Fund	0.20%
iShares Cohen & Steers Realty Majors Index Fund	0.35%
iShares MSCI EAFE Index Fund	0.35%
iShares MSCI Emerging Markets Index Fund	0.75%
iShares Lehman Aggregate Bond Fund	0.20%
iShares Lehman TIPS Bond Fund	0.20%
BGIF Institutional Money Market Fund	0.10%

*	BGFA has contractually agreed through April 30, 2007 to waive investment advisory fees charged to the Master Portfolio in an amount equal to the investment advisory fees charged by BGFA to the Underlying Fund.

Administrator.

The Trust has engaged BGI to provide certain administration services to the LifePath Portfolios. Pursuant to an Administration Agreement with the Trust, BGI provides as administration services, among other things: (i) general supervision of the operation of the Trust and the LifePath Portfolios, including coordination of the services performed by the investment adviser, transfer and dividend disbursing agent, custodian, shareholder servicing agents, independent auditors and legal counsel; (ii) general supervision of regulatory compliance matters, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the LifePath Portfolios; and (iii) general

27

supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Trust’s Officers and Board of Trustees. BGI also furnishes office space and certain facilities required for conducting the business of the Trust together with all other administrative services that are not being furnished by the LifePath Portfolios’ investment adviser. BGI also pays the compensation of the LifePath Portfolios’ Trustees, officers and employees who are affiliated with the Trust.

BGI also may engage and supervise certain intermediaries that service certain Fund accounts.

In addition, except for advisory fees, any distribution paid pursuant to a plan under 12b-1, extraordinary expenses, brokerage and other expenses connected to the execution of portfolio transactions and certain other expenses that are borne by the LifePath Portfolios, BGI has agreed to bear all costs of the LifePath Portfolios’ and the Trust’s operations including, but not limited to, transfer and dividend disbursing agency fees, shareholder servicing fees and expenses of preparing and printing prospectuses, SAIs and other LifePath Portfolio materials. For providing such services, BGI is entitled to receive fees at the annual rate of 0.50% of the average daily net assets of each LifePath Portfolio. BGI has contracted with Investors Bank & Trust Company (“IBT”) to provide certain sub-administration services for the LifePath Portfolios, and BGI pays IBT for those services out of the fees BGI receives for its services as administrator.

Prior to April 1, 2003, BGI and Stephens Inc. (“Stephens”) served as co-administrators of the LifePath Portfolios, and administration fees were paid by the LifePath Portfolios to BGI and Stephens jointly.

For the periods shown below, the LifePath Portfolios paid administration fees as follows:

LifePath Portfolios	Fiscal Year Ended 12/31/2003	Fiscal Year Ended 12/31/2004	Fiscal Year Ended 12/31/2005
LifePath Retirement Portfolio	$241,216	$528,724	$
LifePath 2010 Portfolio	$717,135	$1,481,462	$
LifePath 2020 Portfolio	$1,565,996	$2,845,818	$
LifePath 2030 Portfolio	$660,573	$1,484,136	$
LifePath 2040 Portfolio	$463,514	$928,826	$

Shareholder Servicing Agents.

Board of Trustees of the LifePath Portfolios has adopted a Shareholder Servicing Plan pursuant to which the LifePath Portfolios have entered into Shareholder Servicing Agreements with BGI and other entities, and BGI may also enter into Shareholder Servicing Agreements with such other entities (collectively, “Shareholder Servicing Agents”) for the provision of certain services to LifePath Portfolio shareholders. The services provided may include serving as an agent of the Funds for purposes of accepting orders for purchases and redemptions of Fund shares, providing administrative support and account services such as processing purchases and redemptions of shares on behalf of individual and omnibus Fund accounts, answering shareholder inquiries, keeping records, transmitting reports and communications from the Funds, and providing reports on the status of individual and omnibus accounts.

Out of the fees BGI receives from the Funds for providing administrative services, BGI pays shareholder servicing fees to certain Shareholder Servicing Agents in amounts not exceeding maximum fee rates approved by the Funds’ Board of Trustees, for those shareholder servicing, sub-administration, recordkeeping, sub-transfer agency and processing services that the Shareholder Servicing Agents perform for their clients that would otherwise be performed by BGI or the Funds’ other service providers. For providing some or all of these services, each Shareholder Servicing Agent is entitled to receive a monthly fee at the annual rate of up to 0.25% of the average daily net assets of each LifePath Portfolio represented by shares owned during the period for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship, or an amount that equals the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulations or rules, including the Conduct Rules of the National Association of Securities Dealers, Inc. (“NASD”), whichever is less. BGI has agreed to pay these shareholder servicing fees out of the fees it receives from the Portfolios for administration services. In addition, BGFA and/or BGI may pay significant additional amounts from their own resources to Shareholder Servicing Agents for the services described above. From time to time, BGFA, BGI and/or the Funds’ distributor may also pay significant additional amounts from their own resources to other intermediaries that perform services in connection with the sale of Fund shares. For the periods shown below, BGI paid shareholder servicing fees on behalf of the LifePath Portfolios as follows:

LifePath Portfolios	Fiscal Year Ended 12/31/2003	Fiscal Year Ended 12/31/2004	Fiscal Year Ended 12/31/2005
LifePath Retirement Portfolio	$	$	$
LifePath 2010 Portfolio	$	$	$
LifePath 2020 Portfolio	$	$	$
LifePath 2030 Portfolio	$	$	$
LifePath 2040 Portfolio	$	$	$

A Shareholder Servicing Agent also may impose certain conditions on its customers, subject to the terms of the LifePath Portfolios’ Prospectus and this SAI, in addition to or different from those imposed by the Trust, such as requiring a minimum initial investment or payment of a separate fee for additional services.

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Distributor.

SEI is the distributor for the LifePath Portfolios’ shares. SEI is a registered broker/dealer located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. Since 1968, SEI has been a leading provider of outsourced investment business solutions for fund administration and distribution, asset management, and investment systems and processing. SEI employs [1,700] people and operates [21] offices in [10] countries.

SEI, as the principal underwriter of the LifePath Portfolios within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Trust pursuant to which SEI has the responsibility for distributing LifePath Portfolio shares. The Distribution Agreement provides that SEI shall act as agent for the LifePath Portfolios for the sale of LifePath Portfolio shares, and may enter into sales support agreements with selling agents that wish to make available LifePath Portfolio shares to their respective customers (“Selling Agents”).

Class R Distribution Plan.

The Trust has adopted on behalf of the Class R shares of the LifePath Portfolios, a Distribution Plan that authorizes, under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the “Rule”), payment for distribution-related expenses and compensation for distribution-related services, including ongoing compensation to selling agents, in connection with Class R shares (the “Plan”). Each LifePath Portfolio may participate in joint distribution activities with other BGIF funds. The cost of these activities is generally allocated among the funds with the funds with higher asset levels paying a higher proportion of these costs.

The Plan was adopted by the Trust’s Board of Trustees, including a majority of the Independent Trustees who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan. Under the Plan and pursuant to the related Distribution Agreement with SEI, the LifePath Portfolios may pay the Distributor, as compensation for distribution-related services, monthly fees at the annual rate of up to 0.25% of the average daily net assets of the Class R shares of the LifePath Portfolios offering such shares.

The actual fee payable to the Distributor is determined, within such limit, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the NASD under the NASD Conduct Rules. The Distributor may enter into selling agreements with one or more selling agents (which may include BGI and its affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of LifePath Portfolio shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses. The LifePath Portfolios currently do not have a distribution plan in place for the Class I shares. Class I shareholders do not pay any fees for distribution services.

The Plan will continue in effect from year to year if such continuance is approved by a majority vote of the Board of Trustees, including the a majority of the Independent Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Board of Trustees, including a majority of the Independent Trustees. The Distribution Agreement will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Trust or by vote of a majority of the Independent Trustees on not more than 60 days’ written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the LifePath Portfolios involved, and no material amendments to the Plan may be made except by a majority of both the Board of Trustees and the Independent Trustees.

The Plan requires that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not “interested persons” of the Trust be made by such disinterested Trustees.

For the fiscal year ended December 31, 2005, Class R of the LifePath Portfolios paid the following distribution fees:

LifePath Portfolio	Fiscal Year Ended 12/31/2005
LifePath Retirement Master Portfolio – Class R	$
LifePath 2010 Master Portfolio – Class R	$
LifePath 2020 Master Portfolio – Class R	$
LifePath 2030 Master Portfolio – Class R	$
LifePath 2040 Master Portfolio – Class R	$

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MIP Distribution Plan.

MIP’s Board of Trustees has adopted, on behalf of each LifePath Master Portfolio, a “defensive” distribution plan under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the “Plan”). The Plan was adopted by a majority of MIP’s Board of Trustees (including a majority of those Trustees who are not “interested persons” (as defined in the 1940 Act) of MIP on October 10, 1995. The Plan provides that if any portion of a Master Portfolio’s advisory fees (up to 0.25% of the average daily net assets of each LifePath Master Portfolio on an annual basis) were deemed to constitute an indirect payment for activities that are primarily intended to result in the sale of interests in a LifePath Master Portfolio, such payment would be authorized pursuant to the Plan.

Custodian.

IBT is the custodian for each LifePath Portfolio and LifePath Master Portfolio is located at 200 Clarendon Street, Boston, Massachusetts 02116. The custodian, among other things, maintains a custody account or accounts in the name of the LifePath Portfolios and Master Portfolios, receives and delivers all assets for the LifePath Portfolios and Master Portfolios upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the LifePath Portfolios and Master Portfolios and pays all expenses of the LifePath Portfolios. IBT is not be entitled to receive compensation for its services as custodian so long as it receives fees from BGI for providing sub-administration services to the LifePath Portfolios.

Transfer and Dividend Disbursing Agent.

IBT also is the transfer and dividend disbursing agent for the LifePath Portfolios. For its services as transfer and dividend disbursing agent to the LifePath Portfolios, IBT is entitled to receive an annual maintenance fee of $10,000 per feeder/class, in addition to $10 per account in each LifePath Portfolio. IBT is entitled to be reimbursed for out-of-pocket expenses or advances incurred by it in performing its obligations under the agreement. BGI has agreed to pay these fees and expenses out of the fees it receives for administration services to the LifePath Portfolios. In addition, the agreement contemplates that IBT will be reimbursed for other expenses incurred by it at the request or with the written consent of the LifePath Portfolios, including, without limitation, any equipment or supplies that the Trust specifically orders or requires IBT to order.

Independent Registered Public Accounting Firm.

[                ], serves as the independent registered public accounting firm for the Trust.

Legal Counsel.

Wilmer Cutler Pickering Hale and Dorr LLP, 2445 M St NW, Washington, D.C. 20037, serves as counsel to the Trust and to BGFA.

Expenses.

BGI has agreed to bear all costs of the LifePath Portfolios’ and the Trust’s operations except for certain expenses that are borne by the LifePath Portfolios, such as investment advisory fees and distribution fees payable as a result of a distribution plan adopted by the Board of Trustees pursuant to Rule 12b-1 under the 1940 Act, brokerage and other expenses connected with the execution of portfolio transactions and extraordinary expenses.

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PORTFOLIO MANAGERS

As of December 31, 2005, the individuals named as Portfolio Managers in the LifePath Master Portfolios’ prospectus were also primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts in addition to the LifePath Master Portfolios as indicated in the table below:

	Number of other Accounts Managed	Total Assets
David Burkart
Registered Investment Companies		$
Other Pooled Investment Vehicles		$
Other Accounts		$

	Number of other Accounts Managed	Total Assets
Dagmar Nikles
Registered Investment Companies		$
Other Pooled Investment Vehicles		$
Other Accounts		$

	Number of other Accounts Managed	Total Assets
Ken Millman
Registered Investment Companies		$
Other Pooled Investment Vehicles		$
Other Accounts		$

Certain of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management are composed of securities the identity and amount of which are selected by a computer model that is based on prescribed, objective criteria using independent third-party data to replicate independently maintained indexes. The Portfolio Managers are required to manage each portfolio or account to meet those objectives. Pursuant to BGI and BGFA policy, investment opportunities are allocated equitably among the LifePath Master Portfolios and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the LifePath Master Portfolios, seeking such investment opportunity. As a consequence, from time to time the LifePath Master Portfolios may receive a smaller allocation of an investment opportunity than they would have if the Portfolio Managers and BGFA and its affiliates did not manage other portfolios or accounts.

Like the LifePath Master Portfolios, the other portfolios or accounts for which the Portfolio Managers are primarily responsible

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for the day-to-day portfolio management generally pay an asset-based fee to BGFA or BGI, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BGI an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BGI a portion of that portfolio’s or account’s gains, or would pay BGI more for its services than would otherwise be the case if BGI meets or exceeds specified performance targets. By their very nature, incentive-based fee arrangements could present an incentive for BGI to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BGI has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, interestholders of the LifePath Master Portfolios should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict-of-interest, that may result in the Portfolio Managers’ favoring those portfolios or accounts with incentive-based fee arrangements.

As of December 31, 2005, each Portfolio Manager receives a salary and is eligible to receive an annual bonus. Each Portfolio Manager’s salary is a fixed amount generally determined annually based on a number of factors, including, but limited to, the Portfolio Manager’s title, scope of responsibilities, experience and knowledge. Each Portfolio Manager’s bonus is a discretionary amount determined annually based on the overall profitability of the various Barclays Global Investors companies worldwide, the performance of the Portfolio Manager’s business unit, and an assessment of the Portfolio Manager’s individual performance. The Portfolio Manager’s salary and annual bonus are paid in cash. In addition, a Portfolio Manager may be paid a signing bonus or other amounts in connection with initiation of employment with BGFA. If a Portfolio Manager satisfied the requirements for being part of a “select group of management or highly compensated employees (within the meaning of ERISA section 401(a))” as so specified under the terms of BGI’s Compensation Deferral Plan, the Portfolio Manager may elect to defer a portion of his or her bonus under that Plan.

Portfolio Managers may be selected, on a fully discretionary basis, for awards under BGI’s Compensation Enhancement Plan (“CEP”). Under CEP, these awards are determined annually, and vest after two years. At the option of the CEP administrators, the award may be “notionally invested” in funds managed by BGI, which means that the final award amount may be increased or decreased according to the performance of the BGI-managed funds over the two-year period. If the award is not notionally invested, the original award amount is paid once vested.

A Portfolio Manager may be granted options to purchase shares in Barclays Global Investors UK Holdings Limited (“BGI UK Holdings”), a company organized under the laws of England and Wales that directly or indirectly owns all of the Barclays Global Investors companies worldwide, which options vest in three equal installments over three years and are generally exercisable during prescribed exercise windows. Shares purchased must generally be held 355 days prior to sale. For such purposes, the value of BGI UK Holdings is based on its fair value as determined by an independent public accounting firm.

As of December 31, 2005, the Portfolio Managers beneficially owned interests in each of the LifePath Portfolios that invest in Master Portfolios, for which they are primarily responsible for the day-to-day management in amounts reflected in the following table:

LifePath Retirement Portfolio
	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over$ 1m
David Burkart
Dagmar Nikles
Ken Millman
LifePath 2010 Portfolio
	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over$ 1m
David Burkart
Dagmar Nikles
Ken Millman

LifePath 2020 Portfolio

	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over$ 1m
David Burkart
Dagmar Nikles
Ken Millman

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LifePath 2030 Portfolio
	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over$ 1m
David Burkart
Dagmar Nikles
Ken Millman
LifePath 2040 Portfolio
	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over$ 1m
David Burkart
Dagmar Nikles
Ken Millman

DETERMINATION OF NET ASSET VALUE

The NAV for each LifePath Portfolio is calculated by deducting all of the LifePath Portfolio’s liabilities (including accrued expenses) from the total value of its assets (including the securities held by the LifePath Portfolio plus any cash or other assets, including interest and dividends accrued but not yet received) and dividing the result by the number of shares outstanding, and generally rounded to the nearest cent, although each LifePath Portfolio reserves the right to calculate its NAV to more than two decimal places.

The NAV of each LifePath Portfolio is calculated based on the net asset value of the LifePath Master Portfolio in which the LifePath Portfolio invests. The net asset value of each LifePath Master Portfolio is calculated based on the assets of the LifePath Master Portfolio, including the Underlying Funds in which the LifePath Master Portfolio invests. In calculating a Master Portfolio’s net asset value, the Master Portfolio’s investments in the Underlying Funds that are ETFs are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), or (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of other Underlying Funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. The registration statements for the Underlying Funds include descriptions of the methods for valuing the Underlying Funds’ investments, including a description of the circumstances in which the investments of the Underlying Funds that are not money market funds would be valued using fair value pricing and the effects of using fair value pricing, and for determining their net asset value. BGFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may also be considered a market valuation. In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by the Board of Trustees.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Terms of Purchase and Redemption.

The LifePath Portfolios are generally open Monday through Friday and are closed on weekends and NYSE holidays. The holidays on which the NYSE is closed currently are: New Year’s Day, Martin Luther King, Jr.’s Birthday, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each LifePath Portfolio reserves the right to change the amount of the minimum investment and subsequent purchases in the LifePath Portfolios. On any day the LifePath Portfolios close early, purchase and redemption orders received after a LifePath Portfolio’s closing time will be executed on the next Business Day. In addition, each LifePath Portfolio reserves the right to advance the time by which purchase and redemption orders must be received to be executed on the same Business Day as permitted by the SEC.

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In-Kind Purchases.

Payment for shares of a LifePath Portfolio may, at the discretion of BGFA, be made in the form of securities that are permissible investments for the LifePath Portfolio and must meet the investment objective, policies and limitations of the LifePath Portfolio as described in the Prospectus and this SAI. In connection with an in-kind securities payment, a LifePath Portfolio may require, among other things, that the securities (i) be valued on the day of purchase in accordance with the pricing methods used by the LifePath Portfolio or its Master Portfolio or an Underlying Fund in which the Master Portfolio invests; (ii) are accompanied by satisfactory assurance that the LifePath Portfolio will have good and marketable title to such securities received by it; (iii) are not subject to any restrictions upon resale by the LifePath Portfolio; (iv) be in proper form for transfer to the LifePath Portfolio; (v) are accompanied by adequate information concerning the basis and other tax matters relating to the securities. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the LifePath Portfolio engaged in the in-kind purchase transaction and must be delivered to such Portfolio by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale. Each LifePath Portfolio immediately will transfer to its corresponding Master Portfolio any and all securities received by it in connection with an in-kind purchase transaction, in exchange for interests in such Master Portfolio. Shares purchased in exchange for securities generally cannot be redeemed until the transfer has settled.

Suspension of Redemption or Payment of Redemption Proceeds.

The Trust may suspend the right of redemption or postpone redemption payments for such periods as are permitted under the 1940 Act. Currently, under the 1940 Act, a LifePath Portfolio may suspend the right of redemption or postpone the date of payment of redemption proceeds for more than seven days for any period during which (i) the NYSE is closed (other than customary weekend and holiday closings) (ii) trading is on the NYSE is restricted, or (iii) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit.

PORTFOLIO TRANSACTIONS

Since each LifePath Portfolio invests all of its assets in a corresponding Master Portfolio of MIP, set forth below is a description of the Master Portfolios’ policies governing portfolio securities transactions.

General.

BGFA assumes general supervision over placing orders for the purchase and sale of portfolio securities, including shares of ETFs and other Underlying Funds. In selecting brokers or dealers for any transaction in portfolio securities, BGFA’s policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. While BGFA generally seeks reasonably competitive spreads on commissions, each Master Portfolio will not necessarily be paying the lowest spread on commission available.

BGFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Master Portfolios have adopted policies and procedures that prohibit the consideration of sales of a Master Portfolio’s interests as a factor in the selection of a broker or a dealer to execute its portfolio transactions.

Purchases and sales of fixed income securities for the Bond Index Master Portfolio usually are principal transactions and ordinarily are purchased directly from the issuer or from an underwriter or broker-dealer. The Bond Index Master Portfolio does not usually pay brokerage commissions in connection with such purchases and sales, but such transactions may be subject to mark-ups or mark-downs.

A Master Portfolio’s purchase and sale orders for securities may be combined with those of other accounts that BGFA manages or advises, and for which it has brokerage placement authority. If purchases or sales of portfolio securities of a Master Portfolio and one or more other accounts managed or advised by BGFA are considered at or about the same time, transactions in such securities are allocated among the Master Portfolio and the other accounts in a manner deemed equitable to all by BGFA. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as a Master Portfolio is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to a Master Portfolio. BGFA may deal, trade and invest for its own account in the types of securities in which a Master Portfolio may invest. BGFA may, from time to time, effect trades on behalf of and for the account of a Master Portfolio with brokers

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or dealers that are affiliated with BGFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Master Portfolios will not deal with affiliates in principal transactions unless permitted by applicable SEC rule or regulation or by SEC exemptive order.

Portfolio Turnover.

Portfolio turnover may vary from year to year, as well as within a year. High portfolio turnover rates may result in comparatively greater brokerage expenses and larger amounts of short-term capital gains allocable to interestholders. The significant increase in portfolio turnover from 2003 to 2004 was primarily a result of LifePath Portfolios’ restructuring to funds-of-funds on March 15, 2004.

Brokerage Commissions.

Beginning on March 15, 2004, each LifePath Master Portfolio purchased and sold those portfolio securities that are interests in Underlying Funds that are not iShares Funds by dealing directly with the issuer – the Underlying Funds. Each LifePath Master Portfolio purchases and sells those portfolio securities that are Underlying iShares Funds through brokers and will incur brokerage commissions on those transactions.

The table below sets forth the brokerage commissions paid by each LifePath Master Portfolio for the periods noted.

Master Portfolio	Fiscal Year Ended 12/31/2003	Fiscal Year Ended 12/31/2004	Fiscal Year Ended 12/31/2005
LifePath Retirement Master Portfolio	$17,289	$49,294	$
LifePath 2010 Master Portfolio	$39,471	$150,167	$
LifePath 2020 Master Portfolio	$74,204	$316,223	$
LifePath 2030 Master Portfolio	$64,368	$196,426	$
LifePath 2040 Master Portfolio	$56,394	$124,190	$

Brokerage Commissions Paid to Affiliates.

[During the past three fiscal years, the LifePath Master Portfolios did not pay brokerage commissions to affiliated brokers.]

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[The table below sets forth the brokerage commissions paid by each LifePath Master Portfolio to Barclays Global Investor Services (“BGIS”), an affiliate of BGFA and subsidiary of BGI, for the periods noted.]

Master Portfolio	Fiscal Year Ended 12/31/2003	Fiscal Year Ended 12/31/2004	Fiscal Year Ended 12/31/2005
LifePath Retirement Master Portfolio	$0	$0	$
LifePath 2010 Master Portfolio	$0	$0	$
LifePath 2020 Master Portfolio	$0	$0	$
LifePath 2030 Master Portfolio	$0	$0	$
LifePath 2040 Master Portfolio	$0	$0	$

[As of December 31, 2005, the percentage of each Master Portfolio’s aggregate brokerage commissions paid to BGIS as well as the aggregate dollar amount of transactions involving the payment of commissions effected through BGIS were as follows:]

Master Portfolio	% of Aggregate Brokerage Commissions		% of Aggregate Dollar Amt. of Transactions
LifePath Retirement Master Portfolio		%		%
LifePath 2010 Master Portfolio		%		%
LifePath 2020 Master Portfolio		%		%
LifePath 2030 Master Portfolio		%		%
LifePath 2040 Master Portfolio		%		%

Securities of Regular Broker/Dealers.

[As of December 31, 2005, none of the corresponding LifePath Master Portfolio of each LifePath Portfolio owned securities of its “regular brokers or dealers” (as defined in the 1940 Act) or their parents.]

Frequent Trading in Portfolio Shares.

Frequent purchases and redemptions of mutual fund shares (“frequent trading”) may have a detrimental effect on the funds and their shareholders. Depending on various factors, such as the size of a fund’s portfolio and the amount of assets maintained in cash, frequent trading may harm the performance of the fund by interfering with the implementation of its investment strategies and/or increasing transaction costs and taxes, and/or may dilute the value of fund shares held by long-term investors. Frequent trading may include activity that appears to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a fund’s portfolio securities after the close of the primary markets for those portfolio securities and the reflection of that change in the fund’s net asset value (“market timing”).

Each Fund may invest only in interests of its respective Master Portfolio, and the Boards of Trustees of the Master Portfolios and the Funds have each considered the issues of frequent trading and market timing.

The Master Portfolios’ Board of Trustees has adopted a policy of not monitoring for possible market timing activity because the Master Portfolios’ holdings are valued as of the same time as of which the net asset value for the Master Portfolios is calculated (normally 4:00 p.m. Eastern Time), which eliminates the potential arbitrage opportunity presented by a lag between a change in the value of the Master Portfolios’ holdings and the reflection of that change in the Master Portfolios’ respective net asset values. The Master Portfolios’ Board of Trustees has not adopted a policy of monitoring for other forms of frequent trading because daily flows into and out of the Master Portfolios are aggregated, and the process of aggregation is expected to reduce the potential for frequent trading to disrupt the implementation of the Master Portfolios’ investment strategies.

The Funds’ Board of Trustees has adopted a policy of not monitoring for market timing or other frequent trading activity in the Funds in light of the nature of the Funds’ investment in Master Portfolios, the policies of the Master Portfolios, as described in the preceding paragraphs, and the historical nature of flows into and out of the Funds.

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BGI’s ability to monitor trades that are placed by participants in plans that are shareholders in the Funds or other shareholders in the Funds that are trading through omnibus accounts maintained by intermediaries has been severely limited because BGI has not been receiving transaction information showing individual investment decisions. Effective October 16, 2006, upon request by the Funds, intermediaries will be required to provide certain transaction information that may enable the Funds to identify trading activity that is potentially harmful to the Funds. The Funds may, but do not have the obligation to, respond to any potentially harmful trading activity that is identified. In the event any potentially harmful trading activity is identified, responses may include the imposition of trading restrictions, the rejection of purchases, or such other steps the Funds determine are appropriate. Intermediaries’ ability to impose restrictions on the trading practices of their clients may, however, be affected by legal or technological limitations.

DISTRIBUTIONS AND TAXES

The following information supplements and should be read in conjunction with the section in each Prospectus entitled “Taxes.” The Prospectuses generally describe the federal income tax treatment of distributions by the LifePath Portfolios. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code of 1986 (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding LifePath Portfolio shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding LifePath Portfolio shares through a tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts (“IRAs”), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding LifePath Portfolio shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the LifePath Portfolios. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in a LifePath Portfolio, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

Qualification as a Regulated Investment Company.

It is intended that each LifePath Portfolio and Underlying Fund (each, a “RIC”) qualify as a “regulated investment company” under Subchapter M of the Code, as long as such qualification is in the best interests of the RIC’s shareholders. Each RIC will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each RIC, even though each RIC is a series of a trust. Furthermore, each RIC will separately determine its income, gains and expenses for federal income tax purposes.

In order to qualify as a regulated investment company under the Code, each RIC must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). Pursuant to future regulations, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains are directly related to a regulated investment company’s principal business of investing in stock or securities. Each RIC must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash, and cash items (including receivables), government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the RIC’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the RIC’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or in two or more issuers the RIC controls and which are engaged in the same or similar trades or businesses. The qualifying income and diversification requirements applicable to a RIC may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, each RIC generally must distribute to its shareholders at least 90% of its investment company taxable income,

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which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, as well as 90% of its net tax-exempt income earned in each taxable year. A RIC generally will not be subject to federal income tax on the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a RIC generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a RIC may make the distributions in the following taxable year. Furthermore, if a RIC declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the RIC and its shareholders will be treated as if the RIC paid the distribution by December 31 of the first taxable year. Each RIC intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate RIC-level federal income taxation of such income and gain. However, no assurance can be given that a RIC will not be subject to federal income taxation.

If, in any taxable year, a RIC fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, the RIC would be taxed in the same manner as an ordinary corporation without any deduction for distributions to shareholders, and all distributions from the RIC’s earnings and profits (including any distributions of net tax-exempt income and net long-term capital gains) to its shareholders would be taxable as ordinary income. To qualify again to be taxed as a regulated investment company in a subsequent year, the RIC may be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the RIC to the IRS. In addition, if the RIC failed to qualify as a regulated investment company for a period greater than two taxable years, the RIC may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the RIC had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

Excise Tax.

A 4% nondeductible excise tax will be imposed on each RIC’s net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12 month period ending on October 31, and all of its ordinary income and capital gains from previous years that were not distributed during such years. Each RIC intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a RIC will not be subject to the excise tax.

Capital Loss Carry-Forwards.

A RIC is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A RIC’s capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to RIC-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the RICs do not expect to distribute such capital gains. The RICs cannot carry back or carry forward any net operating losses. As of December 31, 2004, the following Funds had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated: LifePath Retirement, $1,676,615 (expires December 31, 2005); LifePath 2010, $33,114 (expires December 31, 2005); LifePath 2020, $18,180,898 (expires December 31, 2005) LifePath 2030, $17,957 (expires December 31, 2005); and LifePath 2040, $59,748 (expires December 31, 2005).

Equalization Accounting.

Each RIC may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a RIC’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a RIC to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a RICs’s total returns, it may reduce the amount that the RIC would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of RIC shares on RIC distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the RICs, and thus the use of this method may be subject to IRS scrutiny.

Investment through Master Portfolios.

Each LifePath Portfolio seeks to continue to qualify as a regulated investment company by investing its assets in a corresponding Master Portfolio. Each Master Portfolio will be treated as a non-publicly traded partnership (or, in the event that a LifePath Portfolio is the sole investor in the corresponding Master Portfolio, as disregarded from the LifePath Portfolio) for federal income tax purposes rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a Master Portfolio will be deemed to have been realized (i.e., “passed-through”) to its investors, including the corresponding LifePath Portfolio, regardless of whether any amounts are actually distributed by the Master Portfolio. Each investor in a Master Portfolio will be taxed

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on such share, as determined in accordance with the governing instruments of the particular Master Portfolio, the Code and Treasury Regulations, in determining such investor’s federal income tax liability. Therefore, to the extent that a Master Portfolio were to accrue but not distribute any income or gains, the corresponding Portfolio would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the Master Portfolios will seek to minimize recognition by its investors (such as a corresponding LifePath Portfolio) of income and gains without a corresponding distribution. Furthermore, each Master Portfolio’s assets, income and distributions will be managed in such a way that an investor in a Master Portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the Master Portfolio.

Taxation of Underlying Fund Investments.

In general, if an Underlying Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Underlying Fund has held the disposed securities for more than one year at the time of disposition.

If an Underlying Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount (“OID”), such as a zero-coupon bond, the Underlying Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Underlying Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by an Underlying Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Underlying Fund held the debt obligation. An Underlying Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Underlying Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by an Underlying Fund which the Underlying Fund otherwise might have continued to hold.

If an option granted by an Underlying Fund lapses or is terminated through a closing transaction, such as a repurchase by the Underlying Fund of the option from its holder, the Underlying Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Underlying Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by an Underlying Fund pursuant to the exercise of a call option granted by it, the Underlying Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by an Underlying Fund pursuant to the exercise of a put option written by it, the Underlying Fund will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by an Underlying Fund will be deemed “Section 1256 contracts.” An Underlying Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market rule and the “60%/40%” rule.

Foreign exchange gains and losses realized by an Underlying Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Underlying Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to an Underlying Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Underlying Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds an Underlying Fund’s investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Underlying Fund or its shareholders in future years.

Offsetting positions held by an Underlying Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If an Underlying Fund is treated as entering into “straddles” by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as “mixed straddles” if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. An Underlying Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to an Underlying Fund may differ. Generally, to the extent the straddle rules apply to

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positions established by an Underlying Fund, losses realized by the Underlying Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Further, the Underlying Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to Underlying Fund shareholders, and which will be taxed to Underlying Fund shareholders as ordinary income of long-term capital gain, may be increased or decreased substantially as compared to if an Underlying Fund had not engaged in such transactions.

If an Underlying Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Underlying Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when an Underlying Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract, or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon an Underlying Fund’s holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon an Underlying Fund’s holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain an Underlying Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain an Underlying Fund would have had if the Underlying Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

“Passive foreign investment corporations” (“PFICs”) are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If an Underlying Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Underlying Fund could be subject to federal income tax and IRS interest charges on “excess distributions” received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Underlying Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

An Underlying Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require an Underlying Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Underlying Fund may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, an Underlying Fund may incur the tax and interest charges described above in some instances.

Rules governing the federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Underlying Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of an Underlying Fund as a regulated investment company might be jeopardized. The Underlying Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Underlying Fund to qualify as a regulated investment company may limit the extent to which an Underlying Fund will be able to engage in swap agreements.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Underlying Fund may involve sophisticated tax rules that may result in income or gain recognition by the Underlying Fund without corresponding current cash receipts. Although the Underlying Fund seek to avoid significant noncash income, such noncash income could be recognized by the Underlying Fund, in which case the Underlying Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Underlying Fund could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements. In addition, payments received by the Underlying Funds in connection with securities lending and repurchase agreements will not qualify for recently enacted reductions in individual federal income tax on certain dividends and so may be taxable as ordinary income.

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Taxation of Distributions.

For federal income tax purposes, a RIC’s earnings and profits, described above, are determined at the end of the RIC’s taxable year and are allocated pro rata over the entire year. All distributions paid out of a RIC’s earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the RIC, generally are deemed to be taxable distributions and must be reported on each RIC shareholder’s federal income tax return. Distributions in excess of a RIC’s earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in its RIC shares and then capital gain. A RIC may make distributions in excess of earnings and profits to a limited extent, from time to time.

Distributions designated by a RIC as a capital gain distribution will be taxed to its shareholders as long-term capital gain (to the extent such distributions do not exceed the RIC’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held RIC shares. Each RIC will designate capital gains distributions, if any, in a written notice mailed by the RIC to its shareholders not later than 60 days after the close of the RIC’s taxable year.

Sales and Exchanges of Portfolio Shares.

If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her LifePath Portfolio shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such LifePath Portfolio shares for more than one year at the time of the sale or exchange. Under certain circumstances, an individual shareholder receiving qualified dividend income from a LifePath Portfolio, explained further below, may be required to treat a loss on the sale or exchange of LifePath Portfolio shares as a long-term capital loss.

If a shareholder sells or exchanges LifePath Portfolio shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the LifePath Portfolio or a different regulated investment company, the sales charge previously incurred in acquiring the LifePath Portfolio’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of LifePath Portfolio shares, the loss will be disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be included in the tax basis of the purchased shares.

If a shareholder receives a capital gain distribution with respect to any LifePath Portfolio share and such LifePath Portfolio share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that LifePath Portfolio share will be treated as a long-term capital loss to the extent of the capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

Foreign Taxes.

Amounts realized by a LifePath Portfolio on foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a LifePath Portfolio’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the LifePath Portfolio will be eligible to file an annual election with the IRS pursuant to which the LifePath Portfolio may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the LifePath Portfolio, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, none of the LifePath Portfolios expect to qualify for this election.

Federal Income Tax Rates.

As of the printing of this SAI, the maximum stated individual federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) net capital gain realized prior to May 6, 2003 generally is 20%; and (iii) net capital gain realized on or after May 6, 2003 generally is 15%. The date on which a LifePath Portfolio sells or exchanges a security is the date used in determining whether any net capital gain from such sale or exchange distributed to an individual shareholder will qualify for the pre-May 6 or post-May 5 net capital gain federal income tax rate.

Current federal income tax law also provides for a maximum individual federal income tax rate applicable to “qualified dividend income” of 15%. In general, “qualified dividend income” is income attributable to dividends received from certain domestic and foreign corporations on or after January 1, 2003, as long as certain holding period requirements are met. If 95% or more of a LifePath Portfolio’s gross income constitutes qualified dividend income, all of its distributions will be treated as qualified dividend income in the hands of individual shareholders, as long as they meet certain holding period requirements set forth below for their LifePath Portfolio shares. If less than 95% of the LifePath Portfolio’s income is attributable to qualified dividend income, then only the portion

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of the LifePath Portfolio’s distributions that are attributable to and designated as such in a timely manner will be so treated in the hands of individual shareholders. A LifePath Portfolio will only be treated as realizing qualified dividend income to the extent it receives dividends attributable to investments in certain domestic and foreign corporations and certain holding period requirements are met, including by individual LifePath Portfolio shareholders to qualify for the reduced rate of taxation. Only dividends from direct investments will qualify. Payments received by the LifePath Portfolio derived from securities lending, repurchase and other derivative transactions ordinarily will not. The rules attributable to the qualification of LifePath Portfolio distributions as qualified dividend income are complex, including the holding period requirements. Individual LifePath Portfolio shareholders therefore are urged to consult their own tax advisors and financial planners.

The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various “sunset” provisions of laws enacted in 2001 and 2003.

Backup Withholding.

The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% (“backup withholding”) on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a LifePath Portfolio shareholder, unless the shareholder generally certifies under penalties of perjury that the “taxpayer identification number” (“TIN”), generally the shareholder’s social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the LifePath Portfolio that the shareholder’s TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her federal income tax return, provided that the required information is furnished to the IRS.. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of back-up withholding is set to increase in future years under “sunset” provisions of law enacted in 2001.

Tax-Deferred Plans.

The shares of the LifePath Portfolios are available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans (“SEP-IRAs”), Savings Incentive Match Plans for Employees (“SIMPLE Plans”), Roth IRAs, and Coverdell Education Savings Accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Portfolio shares through a tax-advantaged plan or account.

Corporate Shareholders.

Subject to limitation and other rules, a corporate shareholder of a LifePath Portfolio may be eligible for the dividends-received deduction on LifePath Portfolio distributions attributable to dividends received by the LifePath Portfolio attributable to domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In general, a distribution by a LifePath Portfolio attributable to dividends of a domestic corporation will only be eligible for the deduction if certain holding period requirements are met. These requirements are complex, and, therefore, corporate shareholders of the LifePath Portfolios are urged to consult their own tax advisors and financial planners.

Foreign Shareholders.

Under recently enacted tax legislation, with respect to taxable years of a Fund beginning on or after January 1, 2005 and before January 1, 2008, distributions designated by a Fund as “interest-related dividends” generally attributable to the Fund’s net interest income earned on certain debt obligations paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or a foreign corporation (each, a “foreign shareholder”) generally will be exempt from federal income tax withholding tax, provided the Fund obtains a properly completed and signed certificate of foreign status from such foreign shareholder (“exempt foreign shareholder”). Each Fund will designate any interest-related dividends in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year. Distributions made to exempt foreign shareholders attributable to net investment income from other sources, such as dividends received by a Fund, generally will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

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In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares, capital gain distributions and, with respect to taxable years of a Fund beginning on or after January 1, 2005 and before January 1, 2008, “short-term capital gain distributions” (defined below) are not subject to federal income tax withholding, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) with respect to taxable years of a Fund beginning on or after January 1, 2005, and before January 1, 2008, such gains or distributions are attributable to gain from the sale or exchange of a U.S. real property interest. If such gains or distributions are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the tax, reporting and withholding requirements applicable to U.S. persons generally applies. If such gains or distributions are not effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income tax withholding tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). Gains or distributions attributable to gain from sales or exchanges of U.S. real property interests are taxed to a foreign shareholder as if that gain were effectively connected with the shareholder’s conduct of a U.S. trade or business, and therefore such gains or distributions may be required to be reported by a foreign shareholder on a U.S. federal income tax return. Such gains or distributions also will be subject to U.S. income tax at the rates applicable to U.S. holders and/or may be subject to federal income tax withholding. While the Funds do not expect Fund shares to constitute U.S. real property interests, a portion of a Fund’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests. Foreign shareholders should contact their tax advisors and financial planners regarding the tax consequences to them of such distributions. “Short-term capital gain distributions” are distributions designated as such from a Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year generally attributable to its net short-term capital gain.

If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder’s death, LifePath Portfolio shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). Under recently enacted tax legislation, with respect to estates of decedents dying after December 31, 2004, and before January 1, 2008, if a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the United States at the time of the shareholder’s death, Fund shares will not be deemed property situated in the United States in the proportion that, at the end of the quarter of the Fund’s taxable year immediately preceding the shareholder’s date of death, the assets of the Fund that were “qualifying assets” (i.e., bank deposits, debt obligations or property not within the United States) with respect to the decedent bore to the total assets of the Fund. In general, no federal gift tax will be imposed on gifts of Portfolio shares made by foreign shareholders.

The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

Special rules apply to foreign partnerships and those holding LifePath Portfolio shares through foreign partnerships.

CAPITAL STOCK

As of the date of this SAI, the beneficial interests in the Trust are divided into transferable shares of twelve separate and distinct series authorized and established by the Board of Trustees. The number of shares of each series, and class thereof, is unlimited and each share has no par value. The Board of Trustees may, in the future, authorize the issuance of other series representing shares of additional investment portfolios or funds.

Although the Trust is not required to hold regular annual shareholder meetings, occasional annual or special meetings may be required for purposes such as electing and removing Trustees, approving advisory contracts, and changing the LifePath Portfolio’s investment objective or fundamental investment policies.

Voting.

All shares of the Trust will be voted separately by individual series, except: (i) when required by the 1940 Act, shares will be voted in the aggregate and not by individual series; and (ii) when the Trustees have determined that the matter affects the interests of more than one series, then the Shareholders of all such affected series will be entitled to vote thereon in the aggregate and not by individual series. The Trustees also may determine that a matter affects only the interests of one or more classes of a series, in which case any such matter will be voted on separately by such class or classes. For example, a change in a LifePath Portfolio’s fundamental investment policy would be voted upon only by shareholders of the LifePath Portfolio. Additionally, approval of a Master Portfolios advisory contract is a matter to be determined separately by each fund. Approval by the shareholders of a LifePath Portfolio is effective as to that Portfolio whether or not sufficient votes are received from the shareholders of the other investment portfolios to

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approve the proposal as to those investment portfolios. As used in the Prospectus of each LifePath Portfolio and in this SAI, the term “1940 Act majority,” when referring to approvals to be obtained from shareholders of the LifePath Portfolio, means the vote of the lesser of (i) 67% of the shares of the LifePath Portfolio represented at a meeting if the holders of more than 50% of the outstanding shares of the LifePath Portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the LifePath Portfolio. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust’s outstanding shares.

Each share will entitle the holder thereof to one vote for each dollar (and each fractional dollar thereof) of NAV (number of shares owned times NAV per share) of shares outstanding in such holder’s name on the books of the Trust. There shall be no cumulative voting in the election of Trustees. Depending on the terms of a particular benefit plan and the matter being submitted to a vote, a sponsor may request direction from individual participants regarding a shareholder vote. In the case of any vote by the Trust as an interestholder in a Master Portfolio that is being “passed through” to LifePath Portfolio shareholders, the Trustees of the Trust will vote shares for which they receive no voting instructions in the same proportion as the shares for which they do receive voting instructions.

The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act. However, the Trust will hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the holders of at least 10% of the Trust’s outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

Each share of a LifePath Portfolio represents an equal proportional interest in the LifePath Portfolio with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the LifePath Portfolio as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a LifePath Portfolio are entitled to receive the assets attributable to the LifePath Portfolio that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

The Master Portfolios.

Whenever a LifePath Portfolio, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the LifePath Portfolio will hold a meeting of its shareholders to consider such matter. The LifePath Portfolio will cast its votes in proportion to the votes received from its shareholders. Shares for which the LifePath Portfolio receives no voting instructions will be voted in the same proportion as the votes received from the other LifePath Portfolio shareholders. If the Master Portfolio’s investment objective or policies are changed, the LifePath Portfolio may elect to change its objective or policies to correspond to those of the Master Portfolio. The LifePath Portfolio may also elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the LifePath Portfolio’s portfolio in accordance with its objective. In the latter case, the LifePath Portfolio’s inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders’ investments in the LifePath Portfolio.

MIP is an open-end, series management investment company organized as a Delaware statutory trust. MIP was organized on October 20, 1993. MIP’s Declaration of Trust provides that its investors would be personally responsible for MIP’s liabilities and obligations, but only to the extent MIP’s property is insufficient to satisfy such liabilities and obligations. The Declaration of Trust also provides that MIP shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of MIP, its investors, Trustees, officers, employees and agents covering possible tort and other liabilities, and that investors will be indemnified to the extent they are held liable for a disproportionate share of MIP’s obligations. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and MIP itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of MIP are not binding upon its Trustees individually but only upon the property of MIP and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee’s office.

The interests in each Master Portfolio of MIP have voting and other rights generally corresponding to those rights enumerated above for shares of the LifePath Portfolios. MIP also intends to dispense with annual meetings, but is required by Section 16(c) of the Act to hold a special meeting and assist investor communications under the circumstances described above with respect to the Trust. Whenever a LifePath Portfolio is requested to vote on a matter with respect to its Master Portfolio, the LifePath Portfolio will follow its voting procedures, as described above.

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ADDITIONAL INFORMATION ON THE LIFEPATH PORTFOLIOS

The Trust provides annual and semi-annual reports to all shareholders. The annual reports contain audited financial statements and other information about the LifePath Portfolios including additional information on performance. Shareholders may obtain a copy of the Trust’s most recent annual reports without charge by calling 1 877 BGI 1544 (1 877 244 1544) or emailing the Fund at BGIFUNDS@seic.com.

The Registration Statement, including the Prospectuses for the LifePath Portfolios, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectuses or the SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

No person has been authorized to give any information or to make any representations other than those contained in the Prospectuses, this SAI and in the Trust’s official sales literature in connection with the offer of the Portfolios’ shares and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust. This SAI does not constitute an offer in any state in which, or to any person to whom, such offering may not lawfully be made.

FINANCIAL STATEMENTS

The audited financial statements, including the schedule of investments, financial highlights and [independent registered public accounting firm’s] reports for the fiscal year ended December 31, 2005 for each LifePath Portfolio and corresponding LifePath Master Portfolio are hereby incorporated by reference to the Trust’s Annual Report, as filed with the SEC on             . The audited financial statements are attached to all SAIs delivered to shareholders or prospective shareholders.

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APPENDIX

Description of certain ratings assigned by Standard & Poor’s Corporation (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch Inc. (“Fitch”):

S&P Long-Term Credit Ratings

“AAA”

An obligor rated ‘AAA’ has EXTREMELY STRONG capacity to meet its financial commitments. AAA is the highest Issuer Credit Rating assigned by Standard & Poor’s.

“AA”

An obligor rated ‘AA’ has VERY STRONG capacity to meet its financial commitments. It differs from the highest rated obligors only in small degree.

“A”

An obligor rated ‘A’ has STRONG capacity to meets its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher rated categories.

“BBB”

An obligor rated ‘BBB’ has ADEQUATE capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

Obligors rated ‘BB’, ‘B’ ‘CCC’, and ‘CC’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘CC’ the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB”

An obligor rated ‘BB’ is LESS VULNERABLE in the near term then other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitments. B An obligor rated ‘B’ is MORE VULNERABLE then the obligors rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments.

“B”

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC”

An obligor rated ‘CCC’ is CURRENTLY VULNERABLE, and is dependent upon favorable business, financial, and economic conditions to meets its financial commitments.

“CC”

An obligor rated ‘CC’ is CURRENTLY HIGHLY-VULNERABLE.

Plus (+) or minus (-) The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

“R”

An obligor rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over other or pay some obligations and not others. Please see Standard & Poor’s issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

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“SD and D”

An obligor rated ‘SD’ (Selective Default) or ‘D’ has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A ‘D’ rating is assigned when Standard & Poor’s believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when Standard & Poor’s believes that the obligor has selectively defaulted on a specific issue or class obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. Please see Standard & Poor’s issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.

“N.R.”

An issuer designated N.R. is not rated.

“Public Information Ratings”

Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

Outlooks are not provided for ratings with a ‘pi’ subscript, nor are they subject to potential CreditWatch listings. Ratings with a ‘pi’ subscript generally are not modified with ‘+’ or ‘-’ designations. However, such designations [not] assigned when the issuer’s credit rating is constrained by sovereign risk or the credit quality of a parent company [or] affiliated group.

S&P Short-Term Credit Ratings

“A-1”

An obligor rated ‘A-1’ has STRONG capacity to meet its financial commitments. It is rated in the highest category by Standard & Poor’s. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is EXTREMELY STRONG.

“A-2”

An obligor rated ‘A-2’ has SATISFACTORY capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

“A-3”

An obligor rated ‘A-3’ has ADEQUATE capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

“B”

An obligation rated ‘B’ is more vulnerable to nonpayment then obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

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“C”

A subordinated debt or preferred stock obligation rated ‘C’ is CURRENTLY HIHGLY VULNERABLE to nonpayment. The ‘C’ rating may be used to cover a situation where bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears dividends or sinking fund payments, but that is currently paying.

“R”

An obligor rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over other or pay some obligations and not others. Please see Standard & Poor’s issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

“SD and D”

An obligor rated ‘SD’ (Selective Default) or ‘D’ has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A ‘D’ rating is assigned when Standard & Poor’s believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when Standard & Poor’s believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. Please see Standard & Poor’s issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.

“N.R.” An issuer designated N.R. is not rated.

Local Currency and Foreign Currency Risks Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Long-Term Credit Ratings

“Aaa”

Obligations rated ‘Aaa’ are judged to be of the highest quality, with minimal credit risk.

“Aa”

Obligations rated ‘Aa’ are judged to be of high quality and are subject to very low credit risk.

“A”

Obligations rated ‘A’ are considered upper-medium grade and are subject to low credit risk.

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“Baa”

Obligations rated ‘Baa’ are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

“Ba”

Obligations rated ‘Ba’ are judged to have speculative elements and are subject to substantial credit risk.

“B”

Obligations rated ‘B’ are considered speculative and are subject to high credit risk.

“Caa”

Obligations rated ‘Caa’ are judged to be of poor standing and are subject to very high credit risk.

“Ca”

Obligations rated ‘Ca’ are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C”

Obligations rated ‘C’ are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal and interest.

Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Moody’s Short-Term Credit Ratings

“P-1”

Issuers (or supporting institutions) rated ‘Prime-1’ have a superior ability to repay short-term debt obligations.

“P-2”

Issuers (or supporting institutions) rated ‘Prime-2’ have a strong ability to repay short-term debt obligations.

“P-3”

Issuers (or supporting institutions) rated ‘Prime-3’ have an acceptable ability to repay short-term obligations.

“NP”

Issuers (or supporting institutions) rated ‘Not Prime’ do not fall within any of the Prime rating categories.

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Fitch Long-Term Credit Ratings

Fitch’s long-term credit ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer’s future financial strength and credit quality.

“AAA”

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA”

Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A”

High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB”

Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

“BB”

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

“B”

Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

“CCC”, “CC” and “C”

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic development. A ‘CC’ rating indicates that default of some kind appears probably. ‘C’ ratings signal imminent default.

“DDD”, “DD” and “D”

Default. Securities are extremely speculative, and their worth cannot exceed their recovery value in any liquidation or reorganization of the obligor. ‘DDD’ designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, ‘DD’ indicates expected recovery of 50% - 90% of such outstandings, and ‘D’ the lowest recovery potential, i.e. below 50%.

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Notes:

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ category or to categories below ‘CCC’.

Fitch Short-Term Credit Ratings

Fitch’s short-term credit ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

“F-1”

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F-2”

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

“F-3”

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

“B”

Speculative. Minimal capacity for timely payments of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

“C”

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

“D”

Default. Denotes actual or imminent payment default.

Notes:

“+” may be appended to an ‘F1’ rating class to denote relative status within the category.

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BARCLAYS GLOBAL INVESTORS FUNDS

FILE NO. 33-54126; 811-7332

PART C

OTHER INFORMATION

PEA #57

Item 23.	Exhibits.

Exhibit	Description
(a)	Agreement and Declaration of Trust, dated November 27, 2001, incorporated by reference to Post-Effective Amendment No. 31, filed January 11, 2002.

(b)	By-Laws, dated November 27, 2001, incorporated by reference to Post-Effective Amendment No. 31, filed January 11, 2002.

(c)	Not applicable.

(d)	Not applicable.

(e)	Distribution Agreement between SEI Investments Distribution Co. (“SEI”) and Barclays Global Investors Funds (“BGIF”) on behalf of the Funds, dated March 31, 2003, incorporated by reference to Post-Effective Amendment No. 42, filed May 1, 2003; Amendment to Schedule I, incorporated by reference to Post-Effective Amendment No. 52, filed May 25, 2004.

(f)	Not applicable.

(g)(1)	Custody Agreement with Investors Bank & Trust Company (“IBT”) on behalf of the Funds, dated October 21, 1996, incorporated by reference to Post-Effective Amendment No. 22, filed July 30, 1999.

(g)(2)	Amendment, dated September 1, 2004, to Custody Agreement with IBT, dated October 21, 1996, is filed herewith.

(h)(1)	Transfer Agency and Service Agreement with IBT on behalf of the Funds, dated February 27, 1998, incorporated by reference to Post-Effective Amendment No. 22, filed July 30, 1999.

(h)(2)	Amendment, dated June 1, 2001, to Transfer Agency and Service Agreement with IBT, dated February 27, 1998, is filed herewith.

(h)(3)	Amendment, dated September 1, 2004 to Transfer Agency and Service Agreement with IBT, dated February 27, 1998 filed herewith.

(h)(4)	Amendment, dated July 8, 2005, to Transfer Agency and Service Agreement with IBT, dated February 27, 1998, is filed herewith.

(h)(5)	Amended and Restated Shareholder Servicing Plan, with respect to each Fund and their relevant classes as listed in Schedule 1 thereto, initially adopted on November 27, 2001 — to be filed by amendment pending board approval.

(h)(6)	Amended and Restated Shareholder Servicing and Processing Plan, with respect to only the Trust Class Shares of the Funds listed in Schedule 1 thereto — to be filed by amendment pending board approval.

(h)(7)	Amended and Restated Administration Agreement between Barclays Global Investors, N.A. (“BGI”) and BGIF on behalf of the Funds — to be filed by amendment pending board approval.

(h)(8)	Sub-Administration Agreement among BGI, IBT and BGIF on behalf of the Funds, dated October 21, 1996, incorporated by reference to Post-Effective Amendment No. 14, filed June 30, 1997.

(h)(9)	Amendment, dated December 31, 2002, to Sub-Administration Agreement with IBT, dated October 21, 1996, is filed herewith.

(h)(10)	Revised Master Fee Schedule, dated September 1, 2004, to each of the Sub-Administration Agreement, dated October 21, 1996, Custody Agreement dated October 21, 1996, and Transfer Agency and Service Agreement dated February 27, 1998, each as amended from time to time, is filed herewith.

(h)(11)	Service Agreement between Merrill Lynch, Pierce, Fenner & Smith Incorporated and BGIF on behalf of the Funds, dated December 31, 1997, incorporated by reference to Post-Effective Amendment No. 15, filed June 30, 1998.

(h)(12)	Financial Services Agreement between Merrill Lynch, Pierce, Fenner & Smith Incorporated and BGIF on behalf of the Funds, dated December 31, 1997, incorporated by reference to Post-Effective Amendment No. 15, filed June 30, 1998.

(h)(13)	License Agreement with S&P, dated January 1, 2003, between Standard & Poor’s and BGI is filed herewith.

(i)	Consent of Counsel (Wilmer Cutler Pickering Hale and Dorr LLP), to be filed by amendment.

(j)(1)	Consent of Independent Registered Public Accounting Firm, to be filed by amendment.

(j)(2)	Powers of Attorney for Mary G. F. Bitterman, Jack S. Euphrat, Lee T. Kranefuss, Richard K. Lyons and Leo Soong, are filed herewith.

(k)	Not applicable.

(l)	Not applicable.

(m)	Distribution Plan, dated March 2, 2005, is filed herewith.

(n)	Rule 18f-3 Multi-Class Plan, incorporated by reference to Post-Effective Amendment No. 56, filed April 29, 2005.

(p)(1)	Joint Code of Ethics of BGIF and Master Investment Portfolio (“MIP”), dated June 1, 2005, is filed herewith.

(p)(2)	Code of Ethics of Barclays Global Fund Advisors (“BGFA”), dated June 1, 2005, is filed herewith.

(p)(3)	Code of Ethics of SEI, incorporated by reference to Post-Effective Amendment No. 56, filed April 29, 2005.

Item 24.	Persons Controlled by or Under Common Control with the Fund

Fund	Name and Address	Percentage of beneficial interests held
Government Money Market Fund-Institutional Shares	Barclays Global Fund Advisors 45 Fremont Street San Francisco, CA 94105	85%

Government Money Market Fund-Premium Shares	Barclays California Corporation 45 Fremont Street San Francisco CA. 94105	100%

Government Money Market Fund-Select Shares	Barclays California Corporation 45 Fremont Street San Francisco CA. 94105	100%

Government Money Market Fund-Trust Shares	Barclays California Corporation 45 Fremont Street San Francisco CA. 94105	100%

Treasury Money Market Fund-Institutional Shares	Barclays California Corporation 45 Fremont Street San Francisco CA. 94105	100%

Treasury Money Market Fund-Premium Shares	Barclays California Corporation 45 Fremont Street San Francisco CA. 94105	100%

Treasury Money Market Fund-Select Shares	Barclays California Corporation 45 Fremont Street San Francisco CA. 94105	100%

Treasury Money Market Fund-Trust Shares	Barclays California Corporation 45 Fremont Street San Francisco CA. 94105	100%

Prime Money Market Fund-Trust Shares	Barclays California Corporation 45 Fremont Street San Francisco CA. 94105	100%

Item 25.	Indemnification.

Section 10.02 of the Registrant’s Agreement and Declaration of Trust provides:

(a) Subject to the exceptions and limitations contained in paragraph (b) below: (i) every Person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit, or proceeding in which he or she becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him or her in the settlement thereof; and (ii) the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits, or proceedings (civil, criminal, or other, including appeals), actual or threatened, while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorney’s fees, costs, judgments, amounts paid in settlement, fines, penalties, and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person: (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office: (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who neither are Interested Persons of the Trust nor are parties to the matter based upon a review of readily-available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily-available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder, by appropriate legal proceedings, may challenge any such determination by the Trustees or by independent counsel.

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors, and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d) To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of any undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it ultimately is determined that he or she is not entitled to indemnification under this Section 10.02; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking; (b) the Trust is insured against losses arising out of any such advance payments, or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily-available facts (as opposed to a trial-type inquiry or full investigation), that there is a reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02.

Item 26.	Business and Other Connections of Investment Adviser.

The Funds currently do not retain an investment adviser. The corresponding MIP Master Portfolio to the Fund is advised by BGFA, a wholly-owned subsidiary of BGI. BGFA’s business is that of a registered investment adviser to certain open-end, management investment companies and various other institutional investors.

The directors and officers of BGFA consist primarily of persons who during the past two years have been active in the investment management business. Each of the directors and executive officers of BGFA will also have substantial responsibilities as directors and/or officers of BGI. Information as to the executive officers and directors of BGFA is included in its Form ADV initially filed with the SEC (File No. 801-22609) on November 15, 1984 and updated thereafter and last updated on March 31, 2005 is incorporated herein by reference.

Item 27.	Principal Underwriters.

(a)	Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

Registrant’s distributor, SEI Investments Distribution Co. (the “Distributor”), acts as distributor for:

SEI Daily Income Trust	July 15, 1982
SEI Liquid Asset Trust	November 29, 1982
SEI Tax Exempt Trust	December 3, 1982
SEI Index Funds	July 10, 1985
SEI Institutional Managed Trust	January 22, 1987
SEI Institutional International Trust	August 30, 1988
The Advisors’ Inner Circle Fund	November 14, 1991
The Advisors’ Inner Circle Fund II	January 28, 1993
Bishop Street Funds	January 27, 1995
SEI Asset Allocation Trust	April 1, 1996
SEI Institutional Investments Trust	June 14, 1996
HighMark Funds	February 15, 1997
Oak Associates Funds	February 27, 1998
CNI Charter Funds	April 1, 1999
iShares Inc.	January 28, 2000
iShares Trust	April 25, 2000
JohnsonFamily Funds, Inc.	November 1, 2000
Causeway Capital Management Trust	September 20, 2001
The Japan Fund, Inc.	October 7, 2002
Barclays Global Investors Funds	March 31, 2003
The Arbitrage Funds	May 17, 2005
The Turner Funds	January 1, 2006

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services (“Funds Evaluation”) and automated execution, clearing and settlement of securities transactions (“MarketLink”).

(b)	Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 20 of Part B. Unless otherwise noted, the business address of each director or officer is Oaks, PA 19456.

Name	Position and Office with Underwriter	Positions and Offices with Registrant
William M. Doran		Director
Carl A. Guarino	Director	—
Edward D. Loughlin		Director
Wayne M. Withrow		Director
Kevin Barr	President & Chief Executive Officer	—
Maxine Chou	Chief Financial Officer & Treasurer	—
Mark Greco	Chief Operations Officer	—
John Munch	General Counsel & Secretary	—
Karen LaTourette	Chief Compliance Officer, Anti-Money Laundering Officer & Assistant Secretary	—
Mark J. Held	Senior Vice President	—
Lori L. White	Vice President & Assistant Secretary	—
Robert Silvestri	Vice President	—
John Coary	Vice President & Assistant Secretary	—
Michael Farrell	Vice President	—
Al DelPizzo	Vice President	—

(c) Not applicable.

Item 28.	Location of Accounts and Records.

(a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, “Records”) at the offices of IBT, 200 Clarendon Street, Boston, Massachusetts 02116.

(b) BGFA and BGI maintain all Records relating to their services as adviser and administrator, respectively, at 45 Fremont Street, San Francisco, California 94105.

(c) SEI maintains all Records relating to its services as distributor at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

(d) IBT maintains all Records relating to its services as sub-administrator and custodian at 200 Clarendon Street, Boston, Massachusetts 02116.

Item 29.	Management Services.

Other than as set forth under the caption “Management” in the Statements of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30.	Undertakings.

Not Applicable.

Exhibit Index

(g)(2)	Amendment, dated September 1, 2004, to Custody Agreement with IBT dated October 21, 1996.

(h)(2)	Amendment, dated June 1, 2001, to Transfer Agency and Service Agreement dated February 27, 1998.

(h)(3)	Amendment, dated September 1, 1004, to Transfer Agency and Service Agreement, dated February 27, 1998.

(h)(4)	Amendment dated, July 8, 2005, to Transfer Agency Agreement and Service Agreement dated February 27, 1998.

(h)(9)	Amendment, dated December 31, 2002, to Sub-Administration Agreement dated October 21, 1996.

(h)(10)	Revised Master Fee Schedule dated September 1, 2004 to the Sub-Administration Agreement dated October 21, 1996, Custody Agreement dated October 21, 1996 and Transfer Agency and Service Agreement dated February 27, 1998.

(h)(13)	License Agreement, dated January 1, 2003.

(j)(2)	Powers of Attorney for Mary G.F. Bitterman, Jack S. Euphrat, Lee T. Kranefuss, Richard K. Lyons and Leo Soong.

(m)	Distribution Plan, dated March 2, 2005.

(p)(1)	Joint Code of Ethics of BGIF and Master Investment Portfolio, dated June 1, 2005.

(p)(2)	Code of Ethics of BGFA, dated June 1, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, this Post-Effective Amendment No. 57 to the Registration Statement on Form N-1A, pursuant to the Rule 485(a) under the Securities Act of 1933, has been signed on behalf of the Registrant by the undersigned, thereto duly authorized in the City of San Francisco, State of California on the 2nd day of March, 2006.

BARCLAYS GLOBAL INVESTORS FUNDS

By	/s/ Michael A. Latham
Michael A. Latham Secretary and Treasurer (Chief Financial Officer)

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 57 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title

/s/ Michael A. Latham (Michael A. Latham)	Secretary and Treasurer (Chief Financial Officer)

* (Mary G. F. Bitterman)	Trustee

* (Jack S. Euphrat)	Trustee

* (Lee T. Kranefuss)	Chairman, President and Trustee (Chief Executive Officer)

* (Richard K. Lyons)	Trustee

* (Leo Soong)	Trustee

*By:	/s/ Michael A. Latham
Michael A. Latham As Attorney-in-Fact filed herein.